                                                    Registration Nos. 333-141045
                                                                       811-22024

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 13

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 31

                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              (Name of Depositor)

                  20 Guest Street Brighton, Massachusetts 02135
                           Telephone: (508) 460-2400
              (Address of Depositor's Principal Executive Office)

                              Sarah M. Patterson
    Senior Vice President, Associate General Counsel and Assistant Secretary
                Commonwealth Annuity and Life Insurance Company
                 20 Guest Street Brighton, Massachusetts 02135
                           Telephone: (860) 325-1538
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2018 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) (1) of Rule 485
/ / on (date) pursuant to paragraph (a) (1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f 2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2017 was filed before March 30, 2018.


                               PROSPECTUS FOR
                FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED
                              ANNUITY CONTRACTS
             --------------------



                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
             --------------------



                    CWA VA ADVANTAGE IV VARIABLE ANNUITY
                                  ISSUED BY
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY



                 HOME OFFICE:                              SERVICE CENTER MAILING ADDRESS:
                20 Guest Street                                    P.O. Box 758550
              Brighton, MA 02135                              Topeka, Kansas 66675-8550
                1-866-297-7531                                     1-800-457-8803


This Prospectus describes flexible premium fixed and variable deferred annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("we" "Company" or "Commonwealth Annuity"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. This Prospectus describes both Qualified Contracts and Non-Qualified Contracts, and the Contract may be purchased by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. INVESTING IN THE CONTRACT INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF SOME OR ALL of your investment. Replacing your existing annuity or life insurance policy with the Contract may not be to your advantage. In order for a Contract to be issued, the application for the Contract, any other necessary information necessary to establish a Contract, and the initial purchase payment must be received at our Service Center before any proposed Owner or any proposed Annuitant has attained age 80.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US AT OUR SERVICE CENTER OR CALLING 1-800-457-8803. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 3 OF THIS PROSPECTUS. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                       PROSPECTUS DATED MAY 1, 2018

You may allocate Purchase Payments and/or transfer Contract Value to the Fixed Account or to one or more of the variable Investment Options, each of which is a Subaccount of the Commonwealth Annuity Separate Account A. Currently, you may choose among Subaccounts that invest in the following Insurance Funds (certain funds may not be available in all states):


GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE      FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE
SHARES)                                              CLASS 2)
- Goldman Sachs Core Fixed Income Fund               - Fidelity VIP Freedom 2035 Portfolio
- Goldman Sachs Equity Index Fund                    - Fidelity VIP Freedom 2040 Portfolio
- Goldman Sachs Global Trends Allocation Fund        - Fidelity VIP Freedom 2045 Portfolio
- Goldman Sachs Government Money Market              - Fidelity VIP Freedom 2050 Portfolio
  Fund                                               - Fidelity VIP Growth Opportunities Portfolio
- Goldman Sachs Growth Opportunities Fund            - Fidelity VIP Index 500 Portfolio
- Goldman Sachs High Quality Floating Rate           - Fidelity VIP Mid Cap Portfolio
  Fund                                               - Fidelity VIP Overseas Portfolio
- Goldman Sachs International Equity Insights        - Fidelity VIP Strategic Income Portfolio
  Fund(1)                                            FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
- Goldman Sachs Large Cap Value Fund                 TRUST (CLASS 2)
- Goldman Sachs Mid Cap Value Fund                   - Franklin Income VIP Fund
- Goldman Sachs Small Cap Equity Insights Fund       - Franklin Mutual Global Discovery VIP Fund
- Goldman Sachs Strategic Growth Fund                - Franklin Mutual Shares VIP Fund
- Goldman Sachs U.S. Equity Insights Fund            - Franklin Small Cap Value VIP Fund
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE       - Templeton Growth VIP Fund
INSURANCE FUNDS) (SERIES II SHARES)                  JANUS ASPEN SERIES (SERVICE SHARES)
- Invesco V.I. American Franchise Fund               - Janus Henderson Enterprise Portfolio(3)
- Invesco V.I. Core Equity Fund                      - Janus Henderson Forty Portfolio(4)
- Invesco V.I. Health Care Fund(2)                   - Janus Henderson Mid Cap Value Portfolio(5)
- Invesco V.I. Mid Cap Core Equity Fund              MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
AB VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)     - MFS(R) New Discovery Series
- AB VPS Intermediate Bond Portfolio                 - MFS(R) Utilities Series
- AB VPS International Value Portfolio               OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
- AB VPS Small/Mid Cap Value Portfolio               SHARES)
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE  - Oppenheimer Conservative Balanced Fund/VA
CLASS 2)                                             - Oppenheimer Global Fund/VA
- Fidelity VIP Contrafund(R) Portfolio               - Oppenheimer Global Strategic Income Fund/VA
- Fidelity VIP Disciplined Small Cap Portfolio       - Oppenheimer Main Street Small Cap Fund(R) /VA
- Fidelity VIP Equity-Income Portfolio               PIONEER VARIABLE CONTRACTS TRUST (CLASS I)
- Fidelity VIP Freedom Income Portfolio              - Pioneer Select Mid Cap Growth VCT Portfolio
- Fidelity VIP Freedom 2005 Portfolio                PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
- Fidelity VIP Freedom 2010 Portfolio                - Pioneer Mid Cap Value VCT Portfolio
- Fidelity VIP Freedom 2015 Portfolio
- Fidelity VIP Freedom 2020 Portfolio
- Fidelity VIP Freedom 2025 Portfolio
- Fidelity VIP Freedom 2030 Portfolio



------------------------
(1) Name change effective April 23, 2018. Formerly known as Goldman Sachs Strategic International Equity Fund.


(2) Name change effective April 30, 2018. Formerly known as Invesco V.I. Global Health Care Fund.


(3)  Name change effective June 2, 2017 to Janus Henderson Enterprise
Portfolio.


(4)  Name change effective June 2, 2017 to Janus Henderson Forty Portfolio.


(5)  Name change effective June 2, 2017 to Janus Henderson Mid Cap Value
Portfolio.

Effective January 31, 2013, the AllianceBernstein VPS Small Cap Growth Portfolio was closed to new money.

In addition, Qualified Contracts also may choose among Subaccounts that invest in the following Publicly-Available Funds:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)

     -  Goldman Sachs Equity Growth Strategy Portfolio (Class A)

     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs International Real Estate Securities Fund (Class A)

     -  Goldman Sachs Real Estate Securities Fund (Class A)

     -  Goldman Sachs Technology Opportunities Fund (Class A)

Many of the Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

NOTE: If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments and transfer Contract Value. You may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)

     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs Government Money Market Fund (Service Shares)

If you elected the GLWB Rider, you may not allocate any portion of your Purchase Payments or Contract Value to any Investment Option not listed above. You may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. We reserve the right to impose additional restrictions on Investment Options at any time. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

You may contact our Service Office at 1-800-457-8803 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                              TABLE OF CONTENTS



                                                                                                    PAGE
                                                                                                  ------
DEFINITIONS......................................................................................      4
SUMMARY OF EXPENSES..............................................................................      7
DISTRIBUTION COSTS...............................................................................     10
SUMMARY..........................................................................................     11
COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS.........................................     14
THE CONTRACTS....................................................................................     25
   A.  GENERAL INFORMATION..............................................................................25
       1.  Purchase Payments............................................................................25
       2.  Free Look Period.............................................................................26
       3.  Owners, Annuitants, and Beneficiaries........................................................26
       4.  Assignment...................................................................................27
   B.  THE ACCUMULATION PERIOD..........................................................................28
       1.  Application of Purchase Payments.............................................................28
       2.  Accumulation Unit Value......................................................................29
       3.  Contract Value...............................................................................29
       4.  Transfers During The Accumulation Period.....................................................30
       5.  Disruptive Trading...........................................................................31
       6.  Withdrawals and Surrenders During The Accumulation Period....................................33
       7.  Death Benefits...............................................................................34
       8.  No Withdrawal Charge Rider...................................................................38
       9.  Loans........................................................................................39
       10. Telephone and Facsimile Transactions.........................................................40
CONTRACT CHARGES AND EXPENSES....................................................................     41
   A.  ASSET-BASED CHARGES..............................................................................41
   B.  CONTRACT FEE.....................................................................................42
   C.  WITHDRAWAL CHARGE................................................................................42
   D.  COMMUTATION CHARGE...............................................................................48
   E.  INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES....................................................49
   F.  STATE PREMIUM TAXES..............................................................................49
   G.  REDUCTION OR ELIMINATION OF CERTAIN CHARGES......................................................49
THE ANNUITY PERIOD...............................................................................     51
PAYMENTS TO CONTRACT OWNERS......................................................................     57
FEDERAL TAX MATTERS..............................................................................     58
   A.  INTRODUCTION.....................................................................................58
   B.  OUR TAX STATUS...................................................................................58
   C.  TAXATION OF ANNUITIES IN GENERAL.................................................................58
   D.  QUALIFIED PLANS..................................................................................62
   E.  FEDERAL INCOME TAX WITHHOLDING...................................................................65
   F.  OTHER TAX ISSUES.................................................................................66
   G.  SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS.................................................67
DISTRIBUTION OF CONTRACTS........................................................................     68
VOTING RIGHTS....................................................................................     69
REPORTS TO CONTRACT OWNERS AND INQUIRIES.........................................................     69
DOLLAR COST AVERAGING............................................................................     70
AUTOMATIC ASSET REBALANCING......................................................................     71
SYSTEMATIC WITHDRAWAL PLAN.......................................................................     71
SPECIAL CONSIDERATIONS...........................................................................     72
LEGAL PROCEEDINGS................................................................................     72
FINANCIAL STATEMENTS.............................................................................     72

                                                                                     PAGE
                                                                                    -----
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...............................   A-1
APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
  DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA
  DISCLOSURE STATEMENT.............................................................   B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION........................................   C-1
APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER..................   D-1

           TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY....................................................     2
SERVICES TO THE SEPARATE ACCOUNT...................................................     2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................................     3
EXPERTS............................................................................     3
FINANCIAL STATEMENTS...............................................................     3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT A...................................................   F-1

                                 DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD:    The period between the Date of Issue of a Contract and
the Annuity Date.

ACCUMULATION UNIT:    A unit of measurement used to determine the value of each
Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

ANNUITANT:    The person(s) during whose lifetime the annuity is to be paid.
When two people are named as joint Annuitants, the term "Annuitant" means the joint Annuitants or the survivor.

ANNUITY DATE:    The Valuation Date on which annuity payments are to commence.
Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday.

ANNUITY OPTION:    One of several forms in which annuity payments can be
made.

ANNUITY PERIOD:    The period starting on the Annuity Date during which we make annuity payments to you.

ANNUITY UNIT:    A unit of measurement used to determine the amount of Variable
Annuity payments after the first payment.

BENEFICIARY:    The person designated to receive any benefits under a Contract upon your death. (see Primary Beneficiary and Contingent Beneficiary).

CODE:    The Internal Revenue Code of 1986, as amended.

COMPANY ("WE", "US", "OUR", "COMMONWEALTH ANNUITY"):    Commonwealth Annuity
and Life Insurance Company.

CONTINGENT BENEFICIARY:    The person designated to receive any benefits under
a Contract upon your death should all Primary Beneficiaries predecease you. In the event that a Contingent Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, the benefits will be paid to your estate (see Beneficiary and Primary Beneficiary).

CONTRACT:    A Flexible Premium Fixed and Variable Deferred Annuity Contract.

CONTRACT ANNIVERSARY:    The same date each year as the Date of Issue. If there
is no Valuation Date in a year that coincides with the Date of Issue, the Contract Anniversary is the next Valuation Date.

CONTRACT VALUE:    The sum of your Fixed Account Contract Value and Separate
Account Contract Value.

CONTRACT YEAR:    A period of twelve consecutive months starting on the Date of
Issue or on any Contract Anniversary.

CONTRIBUTION YEAR:    Each Contract Year in which a Purchase Payment is made
and each later year measured from the start of the Contract Year when the Purchase Payment was made. We only refer to Contribution Years for purposes of calculating the withdrawal charge. For example, if you make an initial Purchase Payment of $15,000 and then during the fourth Contract Year you make an additional Purchase Payment of $10,000, the fifth Contract Year will be the fifth Contribution Year with respect to the initial Purchase Payment (and earnings attributable to that Purchase Payment) and the second Contribution Year with respect to the $10,000 Purchase Payment (and earnings attributable to that Purchase Payment).

DATE OF ISSUE:    The date on which the first Contract Year commences.

DEBT:    The principal of any outstanding loan from the Fixed Account Contract
Value, plus any accrued interest.

FIXED ACCOUNT:    A portion of a Contract that is supported by the assets of our General Account. We guarantee a minimum rate of interest on Purchase Payments allocated and Contract Value transferred to the Fixed Account.

FIXED ACCOUNT CONTRACT VALUE:    The value of your interest in the Fixed
Account.

FIXED ANNUITY:    An annuity under which we guarantee the amount of each
annuity payment; it does not vary with the investment experience of a Subaccount.

FREE WITHDRAWAL AMOUNT:    The guaranteed amount you may withdraw each Contract
Year without incurring a withdrawal charge.

FUND OR FUNDS:    An investment company or separate series thereof, in which
Subaccounts of the Separate Account invest.

GENERAL ACCOUNT:    All our assets other than those allocated to any legally
segregated separate account.

INVESTMENT OPTION:    The Subaccounts and the Fixed Account available under the
Contract for allocation of Purchase Payments and/or transfers of Contract
Value.

MONTHIVERSARY:    The same date each month as the Date of Issue. If the Date of
Issue falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the Monthiversary will be the last date of that month. If there is no Valuation Date in the calendar month that coincides with the Date of Issue, the Monthiversary is the next Valuation Date.

NON-QUALIFIED CONTRACT:    A Contract which does not receive favorable tax
treatment under Section 401, 403, 408, 408A or 457 of the Code.

OWNER ("CONTRACT OWNER", "YOU", "YOUR", "YOURS"):    The person designated in
the Contract as having the privileges of Ownership. The Contract may be owned by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. When two people are named as joint Owners, the term "Owner" means the joint Owners or the survivor. Joint Owners are not permitted if the Contract is owned by a non-natural person.

PRIMARY BENEFICIARY:    The person designated to receive any benefits under a
Contract upon your death. In the event that a Primary Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Primary Beneficiaries. In the event that all Primary Beneficiaries predecease you, proceeds will be paid to the surviving Contingent Beneficiaries (see Beneficiary and Contingent Beneficiary).

PURCHASE PAYMENTS:    The dollar amount we receive in U.S. currency to buy the
benefits the Contract provides.

QUALIFIED CONTRACT:    A Contract issued in connection with a retirement plan
which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

SEPARATE ACCOUNT:    Commonwealth Annuity Separate Account A.

SEPARATE ACCOUNT CONTRACT VALUE:    The sum of your interests in the
Subaccount(s).

SERVICE CENTER:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place, Topeka, KS 66675, telephone 1-800-457-8803.

SUBACCOUNTS:    The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.

VALUATION DATE:    Each day when the New York Stock Exchange is open for
trading. The close of business on each Valuation Date is generally 3:00 p.m. Central time.

VALUATION PERIOD:    The interval of time between two consecutive Valuation
Dates.

VARIABLE ANNUITY:    An annuity with payments varying in amount in accordance
with the investment experience of the Subaccount(s) in which you have an interest.

WITHDRAWAL VALUE:    The amount you will receive upon full surrender or the
amount applied upon annuitization of the Contract. It is equal to the Contract Value minus Debt, any applicable withdrawal charge, premium taxes, and minus any applicable contract fee and pro rata portion of the GLWB Rider charge (if you purchased the GLWB rider prior to its discontinuance on June 1, 2009). Federal and state income taxes and penalty taxes also may reduce the amount you receive if you surrender the Contract.

                             SUMMARY OF EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE AMONG INVESTMENT OPTIONS.


                   CONTRACT OWNER TRANSACTION EXPENSES(1)

         Sales Load Imposed on Purchase Payments..................            None

         Maximum Withdrawal Charge(2)
           (as a percentage of Purchase Payments (and earnings
           attributable to Purchase Payments) withdrawn,
           surrendered, or annuitized):...........................             6%

         Qualified Plan Loan Interest Rate Charged(3).............            5.50%

         State Premium Taxes(4)...................................         0% to 3.50%


           -------------------
           (1) During the Annuity Period, we deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining annuity payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant; or 2) any remaining annuity payments under Annuity Option 1. Please see "COMMUTATION CHARGE."

           (2) In certain circumstances we may reduce or waive the withdrawal charge. In addition, a Contract Owner may withdraw the Free Withdrawal Amount each Contract Year without incurring a withdrawal charge. If you withdraw more than the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. We impose a withdrawal charge on the withdrawal of each Purchase Payment (and earnings attributable to that Purchase Payment) made within the previous 6 Contribution Years, as follows:

              CONTRIBUTION YEAR                                     WITHDRAWAL CHARGE
              ----------------------------------------------------  -----------------
              First...............................................                 6%
              Second..............................................                 5%
              Third...............................................                 4%
              Fourth..............................................                 3%
              Fifth...............................................                 2%
              Sixth...............................................                 1%
              Seventh +...........................................                 0%

               Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments made under the Contract. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments in the chronological order in which they were received. For more information on the withdrawal charge, including an example of how we calculate the withdrawal charge, see "WITHDRAWAL CHARGE."

           (3) Loans are only available under certain qualified plans. The loan interest rate charged varies if the plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). For such plans, the loan interest rate charged is based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates, rounded to the nearest 0.25%. While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate (See "LOANS").

           (4) For a discussion of state premium taxes, please see "STATE PREMIUM TAXES"

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


                              PERIODIC EXPENSES


          ANNUAL CONTRACT FEE (DEDUCTED FROM CONTRACT VALUE)(5)...........................  $30.00

          Separate Account Annual Expenses (as a percentage of Separate Account
            Contract Value)
               Mortality and Expense Risk Charge..........................................    1.15%
               Administration Charge......................................................    0.15%
                                                                                            --------
               Total Separate Account Annual Expenses without the Step-Up Death
                 Benefit Rider............................................................    1.30%
                                                                                            --------
               Optional Step-Up Death Benefit Rider Charge(6).............................    0.20%
                                                                                            --------
               Total Separate Account Annual Expenses including Step-Up Death
                 Benefit Rider............................................................    1.50%
                                                                                            ========
          ADDITIONAL RIDER CHARGES:
          Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider (as a percentage of the Lifetime Income Base):
            GLWB Plus For One(7)
               Maximum Charge:............................................................    1.00%
               Current Charge:............................................................    0.50%
            GLWB Plus For Two(8)
               Maximum Charge:............................................................    1.50%
               Current Charge:............................................................    0.75%
               No Withdrawal Charge Rider (as a percentage of Contract Value).............    0.35%


           ----------------
           (5) We will waive this fee for Contracts with Contract Value of $50,000 or more as of the Valuation Date we would otherwise deduct the fee. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

           (6) The Optional Step-Up Death Benefit Rider Charge does not apply to amounts allocated to the Fixed Account.

           (7) We reserve the right to increase the charge to a maximum of 1.00% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract Value. We discontinued offering the GLWB Rider on June 1, 2009. See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

           (8) We reserve the right to increase the charge to a maximum of 1.50% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract Value. We discontinued offering the GLWB Rider on June 1, 2009. See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

                       ANNUAL FUND OPERATING EXPENSES


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2017 THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CURRENT AND FUTURE EXPENSES COULD BE HIGHER OR LOWER THAN THOSE SHOWN IN THE FOLLOWING TABLE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.




TOTAL ANNUAL FUND OPERATING EXPENSES                      MINIMUM                            MAXIMUM
----------------------------------------       ----------------------------       ---------------------------
Expenses that are deducted from Fund             Annual charge of 0.35% of          Annual charge of 1.62% of
assets, including management fees,               average daily net assets           average daily net assets
distribution and/or service (12b-1)
fees and other expenses.


THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.


                                   EXAMPLE

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.


WITH GLWB RIDER

EXAMPLE I.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that you elected the Step-Up Death Benefit Rider, the No Withdrawal Charge Rider, and the GLWB Plus For Two Rider prior to its discontinuance on June 1, 2009 (at the maximum charge). If these features were not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $958    $1,627   $2,315    $4,401


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $414    $1,259   $2,128    $4,401


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $958    $1,627   $2,315    $4,401


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $414    $1,259   $2,128    $4,401


WITHOUT GLWB RIDER

EXAMPLE II.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Step-Up Death Benefit Rider If this feature is not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $888    $1,410   $1,941    $3,621


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $340    $1,033   $1,747    $3,621


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $888    $1,410   $1,941    $3,621


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $340    $1,033   $1,747    $3,621


                                    * * *

The fee table and Examples should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example assume no transfers were made and do not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.


                             DISTRIBUTION COSTS

For information concerning the compensation we pay for sales of the Contract, see "DISTRIBUTION OF CONTRACTS."

                                   SUMMARY

The summary does not contain all information that may be important. Please read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

                                    * * *

Note: Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. For more information about the GLWB Rider, see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus. Currently, the Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. A Contract purchased in connection with a qualified plan does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See "FEDERAL TAX MATTERS", "TAXATION OF ANNUITIES IN GENERAL" and "QUALIFIED PLANS") Therefore, the tax deferral provided by the Contract is not necessary for Contracts used in qualified plans, so for such plans the Contract should be purchased for other features and benefits, such as the Fixed Account's minimum interest rate guarantee, the standard death benefit, the Step-Up Death Benefit Rider, or the Annuity Options.

You may make Purchase Payments under the Contract, subject to certain minimum limitations and other restrictions. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking ("PAC") Agreement"). (See "PURCHASE PAYMENTS") We do not deduct a sales charge from any Purchase Payment.

We provide for variable accumulations and benefits for amounts allocated to one or more Subaccounts selected by you. Each Subaccount invests in a corresponding Fund. (See "THE FUNDS") Purchase Payments and Contract Value allocated to the Separate Account will vary with the investment performance of the Funds you select. We also provide for fixed accumulations and benefits for amounts allocated to the Fixed Account. We credit Purchase Payments and Contract Value allocated to the Fixed Account with interest daily at a rate periodically declared by us at our discretion, but not less than the minimum guaranteed rate. (See "APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT") The investment risk under the Contract is borne by you, except to the extent that Purchase Payments and Contract Value are allocated to the Fixed Account and are therefore guaranteed to earn at least the minimum guaranteed rate.

You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, also include a letter instructing us to cancel the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. In the states that require the return of Purchase Payments, we will return the greater of Purchase Payments and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. In addition, a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities (although for such Contracts, if the amount returned would be less than the Contract Value we will return the Contract Value). (See "FREE LOOK PERIOD").

Transfers among Subaccounts are permitted before and after the Annuity Date, if allowed by your qualified plan and subject to limitations. Restrictions apply to transfers into and out of the Fixed Account. (See "TRANSFERS DURING THE ACCUMULATION PERIOD" and "TRANSFERS DURING THE ANNUITY PERIOD") We offer Automatic Asset Rebalancing, Dollar Cost Averaging, and a Systematic Withdrawal Plan. (See "AUTOMATIC ASSET REBALANCING," "DOLLAR COST AVERAGING," and "SYSTEMATIC WITHDRAWAL PLAN").

You may make partial withdrawals from the Contract or surrender the Contract, subject to certain restrictions. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD") You may withdraw up to the Free Withdrawal Amount in any Contract Year without assessment of a withdrawal charge. If you withdraw an amount in excess of the Free Withdrawal Amount, the excess may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. The withdrawal charge is assessed as a percentage of each Purchase Payment and earnings attributable to that Purchase Payment withdrawn or surrendered during the first 6 Contribution Years following our receipt of the Purchase Payment. The withdrawal charge starts at 6% in the first Contribution Year and reduces each subsequent Contribution Year. We do not assess a withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment. We also may apply a withdrawal charge upon annuitization to amounts attributable to Purchase Payments (and earnings attributable to those Purchase Payments) in their sixth Contribution Year or earlier. (See "WITHDRAWAL CHARGE") A No Withdrawal Charge Rider is available for an additional fee under Qualified Contracts (other than IRA or Roth IRA contracts). If you elect the No Withdrawal Charge Rider, we will not assess any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. See "NO WITHDRAWAL CHARGE RIDER" for a description of the Rider, including its charges and restrictions.

Withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.) Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX MATTERS").

In addition to the withdrawal charge, we assess a mortality and expense risk charge, an administration charge, a contract fee, and applicable premium taxes. (See "CONTRACT CHARGES AND EXPENSES") We also charge for the Step-Up Death Benefit Rider (see "DEATH BENEFITS"), the GLWB Rider (see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER, if applicable. The Funds will incur certain management fees and other expenses. (See "SUMMARY OF EXPENSES," "INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES," and the Funds' prospectuses.) We may assess a commutation charge during the Annuity Period when calculating lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and, for Annuity Option 1, upon election to cancel remaining payments. (See "ANNUITY PERIOD--ANNUITY
OPTIONS").

If you die before the Annuity Date, we will pay the Beneficiary a death benefit. We also offer for an additional charge the Step-Up Death Benefit Rider, which provides an optional enhanced death benefit if certain conditions are met. See ("DEATH BENEFITS").

Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your agent or contact us for specific information that may be applicable to your state.

You can generally exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free exchange' under Section 1035 of the Code. If you are thinking about a 1035 exchange, you should compare the old contract and the Contract described in this Prospectus carefully. If you exchange another contract for the Contract described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, AND there will be a new withdrawal charge period for the Contract. Also, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for the Contract described in this Prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest (the person selling you the Contract will generally earn a commission if you buy the Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

We offer other variable annuity contracts that have different policy features. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact our Service Center or your agent.

                                    * * *

          COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS


THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.


The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.


The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.


The Company is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se(2), LLC ("se(2)"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2) may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 11741 Missouri Bottom Road, Hazelwood, MO 63042; NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.



In addition to se(2), the Company also directly retains Merrill Corporation (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.


At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

THE SEPARATE ACCOUNT

We established the Commonwealth Annuity Separate Account A on February 9, 2007 pursuant to Massachusetts law. The SEC does not supervise the management, investment practices or policies of the Separate Account or Commonwealth Annuity.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct. Subject to the provisions of the Contract, units of the Subaccounts under the Contract are offered on a continuous basis.

Each Subaccount of the Separate Account invests exclusively in shares of one of the corresponding Funds. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and fees, and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund are reinvested in that Fund at net asset value and retained as assets of the corresponding Subaccount.


THE FUNDS

SELECTION OF FUNDS.    We select the Funds offered through the Contract, and we
may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or one of its service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates) will make payments to us or our affiliates, as described below. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund. After you select Subaccounts for your initial Purchase Payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. YOU BEAR THE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN. We do not provide investment advice and we do not recommend or endorse any of the particular Funds available as Investment Options in the Contract.

THE FUNDS.    The Separate Account invests in shares of registered, open-end management investment companies. There are two types of Funds generally offered under the Contract:

INSURANCE FUNDS:    Insurance Funds are available solely to variable annuity or life insurance contracts and certain qualified retirement plans. (See "FEDERAL TAX MATTERS"). Nonqualified Contracts generally can invest only in Insurance Funds. All Contracts, both Qualified and Nonqualified, may choose among Subaccounts that invest in the following Insurance Funds:


INSURANCE FUND                         PORTFOLIO NAME            INVESTMENT OBJECTIVE          INVESTMENT ADVISER
----------------------------    ---------------------------  ---------------------------  ---------------------------
Goldman Sachs Variable          Goldman Sachs Core           Seeks a total return         Goldman Sachs Asset
    Insurance Trust             Fixed Income Fund            consisting of capital        Management, L.P.
    (Service Shares)                                         appreciation and income
                                                             that exceeds the total
                                                             return of the Bloomberg
                                                             Barclays U.S. Aggregate
                                                             Bond Index ("Index").

Goldman Sachs Variable          Goldman Sachs Equity         Seeks to achieve             Goldman Sachs Asset
    Insurance Trust             Index Fund                   investment results that      Management, L.P.
    (Service Shares)                                         correspond to the            The sub-adviser is SSgA
                                                             aggregate price and yield    Funds Management,
                                                             performance of a             Inc.
                                                             benchmark index that
                                                             measures the investment
                                                             returns of large
                                                             capitalization stocks.

Goldman Sachs Variable          Goldman Sachs Global         Seeks total return while     Goldman Sachs Asset
    Insurance Trust             Trends Allocation Fund       seeking to provide           Management, L.P.
    (Service Shares)                                         volatility management.

Goldman Sachs Variable          Goldman Sachs                Seeks to maximize            Goldman Sachs Asset
    Insurance Trust             Government Money             current income to the        Management, L.P.
    (Service Shares)            Market Fund                  extent consistent with
                                                             the preservation of
                                                             capital and the
                                                             maintenance of liquidity
                                                             by investing exclusively
                                                             in high quality money
                                                             market instruments.

Goldman Sachs Variable          Goldman Sachs Growth         Seeks long term growth       Goldman Sachs Asset
    Insurance Trust             Opportunities Fund           of capital.                  Management, L.P.
    (Service Shares)

Goldman Sachs Variable          Goldman Sachs High           Seeks to provide a high      Goldman Sachs Asset
    Insurance Trust             Quality Floating Rate        level of current income,     Management, L.P.
    (Service Shares)            Fund                         consistent with low
                                                             volatility of principal.

Goldman Sachs Variable          Goldman Sachs                Seeks long-term growth       Goldman Sachs Asset
    Insurance Trust             International Equity         of capital.                  Management, L.P.
    (Service Shares)(1)         Insights Fund

Goldman Sachs Variable          Goldman Sachs Large          Seeks long-term capital      Goldman Sachs Asset
    Insurance Trust             Cap Value Fund               appreciation.                Management, L.P.
    (Service Shares)

Goldman Sachs Variable          Goldman Sachs Mid            Seeks long-term capital      Goldman Sachs Asset
    Insurance Trust             Cap Value Fund               appreciation.                Management, L.P.
    (Service Shares)


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE            INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  -----------------------------
Goldman Sachs Variable           Goldman Sachs Small           Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Cap Equity Insights           of capital.                   Management, L.P.
    (Service Shares)             Fund

Goldman Sachs Variable           Goldman Sachs                 Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Strategic Growth Fund         of capital.                   Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs U.S.            Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Equity Insights Fund          of capital and dividend       Management, L.P.
    (Service Shares)                                           income.

AIM Variable Insurance           Invesco V.I. American         Seeks capital growth.         Invesco Advisers, Inc.
    Funds (Invesco Variable      Franchise Fund
    Insurance Funds)
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Core Equity      Seeks long-term growth        Invesco Advisers, Inc.
    Funds (Invesco Variable      Fund                          of capital.
    Insurance Funds)
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Health Care      Seeks long-term growth        Invesco Advisers, Inc.
    Funds (Invesco Variable      Fund                          of capital.
    Insurance Funds)
    (Series II Shares)(2)

AIM Variable Insurance           Invesco V.I. Mid Cap          Seeks long-term growth        Invesco Advisers, Inc.
    Funds (Invesco Variable      Core Equity Fund              of capital.
    Insurance Funds)
    (Series II Shares)

AB Variable Products             AB VPS Intermediate           Seeks to generate income      AllianceBernstein L.P.
    Series Fund, Inc.            Bond Portfolio                and price appreciation
    (Class B)                                                  without assuming what
                                                               the Adviser considers
                                                               undue risk.

AB Variable Products             AB VPS International          Seeks long-term growth        AllianceBernstein L.P.
    Series Fund, Inc.            Value Portfolio               of capital.
    (Class B)

AB Variable Products             AB VPS Small Cap              Seeks long-term growth        AllianceBernstein L.P.
    Series Fund, Inc.            Growth Portfolio              of capital.
    (Class B)

AB Variable Products             AB VPS Small/Mid Cap          Seeks long-term growth        AllianceBernstein L.P.
    Series Fund, Inc.            Value Portfolio               of capital.
    (Class B)

Fidelity Variable                Fidelity VIP                  Seeks long-term capital       Fidelity Management &
    Insurance Products           Contrafund(R) Portfolio       appreciation.                 Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-----------------------------    ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Disciplined      Seeks capital                 Fidelity Management &
    Insurance Products           Small Cap Portfolio           appreciation.                 Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             Geode Capital
                                                                                             Management, LLC
                                                                                             (Geode) and FMR Co.,
                                                                                             Inc. (FMRC) serve as
                                                                                             sub-advisers for the
                                                                                             fund.

Fidelity Variable                Fidelity VIP Equity-          Seeks reasonable              Fidelity Management &
    Insurance Products           Income Portfolio              income.                       Research Company
    Funds (Service Class 2)                                                                  (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           Income Portfolio              with a secondary
    Funds (Service Class 2)                                    objective of principal
                                                               preservation.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2005 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2010 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2015 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC
    Insurance Products           2020 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
----------------------------     ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2025 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2030 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2035 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2040 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2045 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2050 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Growth           Seeks to provide capital      Fidelity Management &
    Insurance Products           Opportunities Portfolio       growth.                       Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------   ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Index 500        Seeks investment results      Fidelity Management &
    Insurance Products           Portfolio                     that correspond to the        Research Company
    Fund (Service Class 2)                                     total return of common        (FMR)
                                                               stocks publicly traded in     Geode Capital
                                                               the United States, as         Management, LLC
                                                               represented by the            (Geode(R)) and FMR Co.,
                                                               S&P 500(R) Index.             Inc. (FMRC) serve as
                                                                                             sub-advisers for the
                                                                                             fund.

Fidelity Variable                Fidelity VIP Mid Cap          Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Funds (Service Class 2)                                                                  (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as
                                                                                             sub-advisers for the fund.

Fidelity Variable                Fidelity VIP Overseas         Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC),
                                                                                             FMR Investment
                                                                                             Management (UK)
                                                                                             Limited (FMR UK),
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Strategic        Seeks a high level of         Fidelity Management &
    Insurance Products           Income Portfolio              current income. The           Research Company
    Funds (Service Class 2)                                    fund may also seek            (FMR)
                                                               capital appreciation.         Fidelity Investments
                                                                                             Money Management,
                                                                                             Inc. (FIMM), FMR
                                                                                             Co., Inc. (FMRC), FIL
                                                                                             Investment Advisors
                                                                                             (UK) Limited
                                                                                             (FIA(UK)), and other
                                                                                             investment advisers serve
                                                                                             as sub-advisers for the
                                                                                             fund.

Franklin Templeton               Franklin Income VIP           Seeks to maximize             Franklin Advisers, Inc.
    Variable Insurance           Fund                          income while
    Products Trust (Class 2)                                   maintaining prospects
                                                               for capital appreciation.

Franklin Templeton               Franklin Mutual Global        Seeks capital                 Franklin Mutual
    Variable Insurance           Discovery VIP Fund            appreciation.                 Advisers, LLC
    Products Trust (Class 2)


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  ----------------------------
Franklin Templeton               Franklin Mutual Shares        Seeks capital                 Franklin Mutual
    Variable Insurance           VIP Fund                      appreciation, with            Advisers, LLC
    Products Trust (Class 2)                                   income as a secondary
                                                               goal.

Franklin Templeton               Franklin Small Cap            Seeks long-term total         Franklin Advisory
    Variable Insurance           Value VIP Fund                return.                       Services LLC
    Products Trust (Class 2)

Franklin Templeton               Templeton Growth VIP          Seeks long-term capital       Templeton Global
    Variable Insurance           Fund                          growth.                       Advisors Limited
    Products Trust (Class 2)

Janus Aspen Series               Janus Henderson               Seeks long-term growth        Janus Capital
    (Service Shares)(3)          Enterprise Portfolio          of capital.                   Management LLC

Janus Aspen Series               Janus Henderson Forty         Seeks long-term growth        Janus Capital
    (Service Shares)(4)          Portfolio                     of capital.                   Management LLC

Janus Aspen Series               Janus Henderson Mid           Seeks capital                 Janus Capital
    (Service Shares)(5)          Cap Value Portfolio           appreciation.                 Management LLC
                                                                                             Perkins Investment
                                                                                             Management LLC
                                                                                             serves as sub-advisers for
                                                                                             the portfolio.

MFS(R) Variable Insurance        MFS(R) New Discovery          Seeks capital                 MFS(R) Investment
    Trust (Service Class)        Series                        appreciation.                 Management

MFS(R) Variable Insurance        MFS(R) Utilities Series       Seeks total return.           MFS(R) Investment
    Trust (Service Class)                                                                    Management

Oppenheimer Variable             Oppenheimer                   Seeks total return.           OFI Global Asset
    Account Funds (Service       Conservative Balanced                                       Management, Inc.
    Shares)                      Fund/VA                                                     OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.

Oppenheimer Variable             Oppenheimer Global            Seeks capital                 OFI Global Asset
    Account Funds (Service       Fund/VA                       appreciation.                 Management, Inc.
    Shares)                                                                                  OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.

Oppenheimer Variable             Oppenheimer Global            Seeks total return.           OFI Global Asset
    Account Funds (Service       Strategic Income                                            Management, Inc.
    Shares)                      Fund/VA                                                     OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.

Oppenheimer Variable             Oppenheimer Main              Seeks capital                 OFI Global Asset
    Account Funds (Service       Street Small Cap              appreciation.                 Management, Inc.
    Shares)                      Fund(R)/VA                                                  OppenheimerFunds, Inc.
                                                                                             serves as a sub-adviser
                                                                                             for the fund.


INSURANCE FUND                         PORTFOLIO NAME            INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------  ----------------------------  ---------------------------  ----------------------------
Pioneer Variable Contracts      Pioneer Select Mid Cap        Seeks long-term capital      Amundi Pioneer Asset
    Trust (Class I)             Growth VCT Portfolio          growth.                      Management, Inc.

Pioneer Variable Contracts      Pioneer Mid Cap Value         Seeks capital                Amundi Pioneer Asset
    Trust (Class II)            VCT Portfolio                 appreciation by investing    Management, Inc.
                                                              in a diversified portfolio
                                                              of securities consisting
                                                              primarily of common
                                                              stocks.




--------------------------------
(1) Name change effective April 23, 2018. Formerly known as Goldman Sachs Strategic International Equity Fund.



(2) Name change effective April 30, 2018. Formerly known as Invesco V.I. Global Health Care Fund.



(3)  Name change effective June 2, 2017 to Janus Henderson Enterprise
     Portfolio.



(4)  Name change effective June 2, 2017 to Janus Henderson Forty Portfolio.



(5)  Name change effective June 2, 2017 to Janus Henderson Mid Cap Value
     Portfolio.



PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs Government Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs Government Money Market Sub-Account until the Fund is liquidated.


The Insurance Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases, certain qualified retirement plans. Shares of the Insurance Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Insurance Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts, and qualified retirement plans to invest simultaneously in the Insurance Funds. Currently, neither we nor the Insurance Funds foresee any such disadvantages to variable life insurance Owners, variable annuity Owners, or qualified retirement plans. The Insurance Funds must monitor events to identify material conflicts between such Owners and determine what action, if any, should be taken. In addition, if we believe an Insurance Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

PUBLICLY-AVAILABLE FUNDS.    Publicly-Available Funds are "publicly-available,"
i.e., shares can be purchased by the public directly without purchasing a variable annuity or life insurance contract. Only Qualified Contracts may invest in these Publicly-Available Funds.


RETAIL FUND*                                                INVESTMENT OBJECTIVE               INVESTMENT ADVISER
---------------------------------------------------   -------------------------------     -----------------------------
Goldman Sachs Balanced Strategy Portfolio              Seeks current income and           Goldman Sachs Asset
    (Class A)*                                         long-term capital                  Management, L.P.
                                                       appreciation.

Goldman Sachs Equity Growth Strategy                   Seeks long-term capital            Goldman Sachs Asset
    Portfolio (Class A)*                               appreciation.                      Management, L.P.



RETAIL FUND*                                                INVESTMENT OBJECTIVE               INVESTMENT ADVISER
---------------------------------------------------   -------------------------------     -----------------------------
Goldman Sachs Growth and Income                        Seeks long-term capital            Goldman Sachs Asset
    Strategy Portfolio (Class A)*                      appreciation and current           Management, L.P.
                                                       income.

Goldman Sachs Growth Strategy Portfolio                Seeks long-term capital            Goldman Sachs Asset
    (Class A)*                                         appreciation and                   Management, L.P.
                                                       secondarily current
                                                       income.

Goldman Sachs International Real Estate                Seeks long-term capital            Goldman Sachs Asset
    Securities Fund (Class A)*                         appreciation and dividend          Management, L.P.
                                                       income.

Goldman Sachs Real Estate Securities Fund              Seeks long-term capital            Goldman Sachs Asset
    (Class A)*                                         appreciation and dividend          Management, L.P.
                                                       income.

Goldman Sachs Technology Opportunities                 Seeks long-term capital            Goldman Sachs Asset
    Fund (Class A)*                                    appreciation.                      Management, L.P.



--------------------------------
* This sub-account invests in a publicly available fund, and is only available an investment option for Qualified Contract.

     The Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees and charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

SEC REGISTRATION DOES NOT INVOLVE SEC SUPERVISION OF THE FUNDS' MANAGEMENT, INVESTMENT PRACTICES OR POLICIES. THE ASSETS OF EACH FUND ARE HELD SEPARATE FROM THE ASSETS OF THE OTHER FUNDS, AND EACH FUND HAS ITS OWN DISTINCT INVESTMENT OBJECTIVE AND POLICIES. EACH FUND OPERATES AS A SEPARATE INVESTMENT FUND, AND THE INVESTMENT PERFORMANCE OF ONE FUND HAS NO EFFECT ON THE INVESTMENT PERFORMANCE OF ANY OTHER FUND.

ALTHOUGH THE INVESTMENT OBJECTIVES AND POLICIES OF CERTAIN FUNDS ARE SIMILAR TO THE INVESTMENT OBJECTIVES AND POLICIES OF OTHER FUNDS THAT MAY BE MANAGED OR SPONSORED BY THE SAME INVESTMENT ADVISER, SUBADVISER, MANAGER, OR SPONSOR, WE DO NOT REPRESENT OR ASSURE THAT THE INVESTMENT RESULTS WILL BE COMPARABLE TO THOSE OF ANY OTHER FUND, EVEN WHERE THE INVESTMENT ADVISER, SUBADVISER, OR MANAGER IS THE SAME. CERTAIN FUNDS AVAILABLE THROUGH THE CONTRACT HAVE NAMES SIMILAR TO FUNDS NOT AVAILABLE THROUGH THE CONTRACT. THE PERFORMANCE OF A FUND NOT AVAILABLE THROUGH THE CONTRACT DOES NOT INDICATE PERFORMANCE OF A SIMILARLY NAMED FUND AVAILABLE THROUGH THE CONTRACT. DIFFERENCES IN FUND SIZE, ACTUAL INVESTMENTS HELD, FUND EXPENSES, AND OTHER FACTORS ALL CONTRIBUTE TO DIFFERENCES IN FUND PERFORMANCE. FOR ALL THESE REASONS, YOU SHOULD EXPECT INVESTMENT RESULTS TO DIFFER.

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS.    We and our
distributor, Global Atlantic Distributors LLC, (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Fund's service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.15% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.


CHANGE OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. If investment in the Funds is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another fund without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without the approval of the Securities and Exchange Commission, if required. Furthermore, we may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We may establish additional Subaccounts of the Separate Account, each of which would invest in a new fund, or in shares of another investment company. New Subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New Subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify you of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, we may deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or separate account to another Subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

                                THE CONTRACTS


A. GENERAL INFORMATION

We reserve the right to accept or refuse to issue the Contract at our sole discretion.


1. PURCHASE PAYMENTS

You may make Purchase Payments under the Contract during the Accumulation Period, subject to the restrictions set forth below. We will not accept Purchase Payments after the date of death of an Owner or on or after the older Owner's or Annuitant's 80th birthday. We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there may be additional limitations on Purchase Payments (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

The minimum initial and subsequent Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non-Qualified Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent Purchase Payment is $500.

You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as IRAs by authorizing us to draw on your account via check or electronic debit through a Pre-Authorized Checking (PAC) Agreement. For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

      - The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100.

      - The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

      - The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100.

The maximum cumulative Purchase Payments that may be made under the Contract is $1,000,000 without Company approval. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

You may allocate your Purchase Payments to the Subaccounts and/or the Fixed Account. The minimum amount of Purchase Payments that may be allocated to any Subaccount is $50. The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. We will aggregate multiple Contracts you own for purposes of this limitation. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for Purchase Payments allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%. For Contracts issued after December 31, 2012, the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

2. FREE LOOK PERIOD

You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state in which the Contract is issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. Some states require the return of all Purchase Payments. In those states, we will return the greater of Purchase Payments and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center.

In addition, while a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities, if the amount returned would be less than the Contract Value, we will return the Contract Value as of the Valuation Date on which we receive the Contract at our Service Center. (See APPENDIX B-- COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.) IF YOU DECIDE TO RETURN YOUR CONTRACT FOR A REFUND DURING THE "FREE LOOK" PERIOD, PLEASE ALSO INCLUDE A LETTER INSTRUCTING US TO CANCEL YOUR CONTRACT.


3. OWNERS, ANNUITANTS, AND BENEFICIARIES

Please note that naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether death benefits, annuity payments, and rider benefits are paid and on whose life payments are based. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there are restrictions on naming and changing Owners, Annuitants, and Beneficiaries. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

BENEFICIARIES.    You designate the Beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing our and returning form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint Owners, the surviving joint Owner is automatically the Primary Beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of any Beneficiary change. Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. (See "FEDERAL TAX MATTERS")

You may change the Beneficiary if you send a written change form to our Service Center. Changes are subject to the following:

      1.   The change must be filed while you are alive;

      2.   The Contract must be in force at the time you file a change;

      3. Such change must not be prohibited by the terms of an existing assignment, Beneficiary designation, or other restriction;

      4. Such change will take effect when we receive it. However, action taken by us before the change form was received will remain in effect;

      5. The request for change must provide information sufficient to identify the new Beneficiary; and

      6. In the case of joint Owners, we will consider the designation of a Beneficiary other than the surviving joint Owner to be a Contingent Beneficiary.

In the event that all Primary Beneficiaries predecease you, we will pay the death benefit proceeds to the surviving Contingent Beneficiaries. In the event that a Contingent Beneficiary predeceases you, we will distribute the benefits pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, we will pay the benefits to your estate.


When multiple Beneficiaries are involved, we cannot determine the death benefit proceeds until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.


OWNERS.    Prior to the death of an Owner and subject to our prior approval, you may add, change, or remove an Owner by written request to our Service Center. To the extent permitted by state law, we reserve the right to refuse a change in Owner at any time on a non-discriminatory basis. Any replacement or additional Owner must not have attained age 80 prior to the Valuation Date we receive your request. Adding, changing, or removing an Owner may result in certain tax consequences to you, and you should consult your tax advisor as to the tax consequences.

You must furnish information sufficient to clearly identify a new Owner to us. If we approve the change, the effective date of the change will be the date the request was signed by you, except for action taken by us prior to receiving the request. Any change is subject to the payment of any proceeds. We may require you to return the Contract to us for endorsement of a change.

ANNUITANTS.    For Contracts with natural Owners, prior to the Annuity Date, you may add or change an Annuitant, by written request to our Service Center. For Contracts with non-natural Owners, prior to the Annuity Date, you may add or change an Annuitant with our prior approval. Additionally, for Contracts with non-natural Owners, any replacement or additional Annuitant must not have attained age 80 prior to the Valuation Date we receive your request. On or after the Annuity Date, you may not change or add an Annuitant for Contracts with natural or non-natural Owners.

There must be at least one Annuitant at all times. If an Annuitant who is not an Owner dies prior to the Annuity Date, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. We will not pay a death benefit upon the death of an Annuitant unless the sole Owner is a non-natural person. If the sole owner is a non-natural person (1) we will pay a death benefit upon the death of the Annuitant and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value. Joint Annuitants are only permitted in Non-Qualified Contracts.


4. ASSIGNMENT

To the extent permitted by state law, assignments are subject to our acceptance. Subject to state requirements, we reserve the right to refuse any assignment or other transfer of the Contract at any time on a non-discriminatory basis.

Subject to our acceptance, you may assign a Non-Qualified Contract during the Accumulation Period and prior to the death of an Owner by completing and returning our assignment form to our Service Center. No assignment is binding on us until we accept it, and we assume no responsibility for the validity of any assignment. Generally, an interest in a Qualified Contract may not be assigned.

If an assignment of the Contract is in effect on the Annuity Date, we reserve the right to pay the assignee, in one sum, that portion of the Contract Value (less any applicable premium taxes) to which the assignee appears to be entitled. Amounts payable during the Annuity Period may not be assigned or encumbered (to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations). An assignment may be a taxable event and may subject you to immediate tax liability and to a 10% tax penalty. (See "FEDERAL TAX MATTERS") You, therefore, should consult a qualified tax adviser regarding the tax consequences of an assignment.



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Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment.


B. THE ACCUMULATION PERIOD

1. APPLICATION OF PURCHASE PAYMENTS

You select allocation of Purchase Payments to the Subaccount(s) and the Fixed Account, if permitted. When you allocate Purchase Payments to a Subaccount, we credit Accumulation Units to that Subaccount based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment at our Service Center. If we receive a Purchase Payment at our Service Center before the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Purchase Payment at our Service Center on or after the close of business on the Valuation Date, we will credit Accumulation Units based Accumulation Unit values determined at the end of the next Valuation Date. Purchase Payments allocated to the Fixed Account begin earning interest one day after we receive them.

We will credit an initial Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the Purchase Payment at our Service Center, provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment.

After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment. After we determine the number of Accumulation Units credited, the number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount. We reduce the number of Accumulation Units when we assess the contract fee and the GLWB Rider charge.

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed. If we receive the information sufficient to establish a Contract, we will issue the Contract and allocate the Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the missing information.

We may issue a Contract without a signed application if:

      - an agent's broker-dealer provides us with application information, electronically or in writing;

      - we receive the initial Purchase Payment; and

      - you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

If you submit your application, initial Purchase Payment, and/or subsequent Purchase Payments to your agent, we will not begin processing your purchase order until we receive the application and Purchase Payment from your agent's broker-dealer.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.



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
If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments. (See page 4 and APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


2. ACCUMULATION UNIT VALUE

Each Subaccount has Accumulation Unit values for each combination of asset based charges. When Purchase Payments are allocated to a Subaccount, the number of units credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner. Generally, we determine the value of an Accumulation Unit as of the close of business on each Valuation Date.

The Accumulation Unit value at the end of each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period.

Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

       (1)   divided by (2) minus 3, where:

             (1)   is:

                   - the net asset value per share of the Fund held in the
                     Subaccount as of the end of the current Valuation Period; plus

                   - the per share amount of any dividend or capital gain
                     distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                   - a charge or credit for any taxes reserved for the current
                     Valuation Period which we determine have resulted from the investment operations of the Subaccount;

             (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

             (3) is the factor representing asset-based charges (the mortality and expense risk charge, the administration charge, the Step-Up Death Benefit Rider charge (if you elect the Step-Up Death Benefit), and the No Withdrawal Charge Rider fee (if you elect the No Withdrawal Charge Rider)).


3. CONTRACT VALUE

On any Valuation Date, the Contract Value equals the total of:

       - the number of Accumulation Units credited to each Subaccount, times

       - the value of a corresponding Accumulation Unit for each Subaccount, plus

       - your interest in the Fixed Account.



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4. TRANSFERS DURING THE ACCUMULATION PERIOD

Transfers are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time; see 5. DISRUPTIVE TRADING, below. In addition to the Disruptive Trading rules, the Contract provides that certain restrictions apply to transfers among the Subaccounts and the Fixed Account during the Accumulation Period:

      - The Contract provides (1) that the minimum amount which may be transferred is $500 for each Subaccount and Fixed Account or, if smaller, the remaining amount in the Fixed Account or a Subaccount and
        (2) that no partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100 unless the transfer will eliminate your interest in such account. The Company is currently waiving these requirements, but reserves the right to enforce the provisions in the future.

      - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

      - You must request transfers in excess of $250,000 per Contract, per day, through standard United States mail. We reserve the right to require transfers into and out of one Subaccount in excess of $50,000, per Contract, per day, to be requested through standard United States mail.

Transfers involving the Fixed Account may be subject to additional provisions; see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if


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
you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


5. DISRUPTIVE TRADING

The Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners and other persons who may have an interest in the Contract (e.g. Annuitants and Beneficiaries.)

In order to protect our Contract Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

If we determine you are engaged in disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners (or others having an interest in the Contract). Our restrictions may take various forms, but under our current Disruptive Trading Procedures will include loss of telephone, fax, overnight mail, or Internet transfers. This means that we would accept only written transfer requests with an original signature transmitted to us at our Service Center and only by standard United States mail. We may also restrict the transfer privileges of others acting on your behalf, including your agent or an asset allocation or investment advisory service. We may also limit the number of transfers you may make during a calendar year and we may limit the number of times you may transfer Contract Value into particular Subaccounts during a calendar YEAR. Subject to the terms of the Contract, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that


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
we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Funds. We will reverse any transactions inadvertently processed in contravention of our restrictions within two days of the date the inadvertently processed transaction occurred.

Our Disruptive Trading Procedures may vary among the Subaccounts. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If a Fund refuses a transfer request from us, we may not be able to effect certain allocations or transfers that a Contract Owner has requested. Some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

The Funds may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. You should be aware that we currently may not have the contractual obligation or the operational capacity to apply the Funds' excessive trading policies and procedures. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.

You should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our Contract Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among Investment Options available to retirement plan participants.



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

6. WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD

You may make a partial withdrawal subject to the restrictions set forth below. You also may withdraw all of the Withdrawal Value and surrender the Contract. You should carefully consider taking partial withdrawals or surrendering your Contract, as the following may apply:

      - You may withdraw up to the Free Withdrawal Amount in any Contract Year and we will not assess a withdrawal charge. However, if you withdraw more than the Free Withdrawal Amount in any Contract Year, the excess amount withdrawn may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. (See "WITHDRAWAL
        CHARGE")

      - Withdrawals and surrenders may be subject to federal and state income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

      - Partial withdrawals reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

      - Your ability to withdraw or surrender may be limited by the terms of a qualified plan such as Section 403(b) plans. (See "FEDERAL TAX MATTERS")

      - We may assess the contract fee and a pro rata portion of the GLWB Rider charge upon full surrender. (See "CONTRACT FEE" and "GLWB RIDER CHARGE")," and see APPENDIX D-- GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

      - We may assess premium taxes on partial withdrawals and surrenders. (See "STATE PREMIUM TAXES")

You may request a partial withdrawal subject to the following:

      - You must leave at least $100 in each Investment Option after a withdrawal unless the account is eliminated by the withdrawal.

      - We will limit a withdrawal from the Fixed Account to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the withdrawal, and less interest for one calendar year on any loan at the time that you make the withdrawal.

      - At least $500 of Contract Value must remain in the Contract after the withdrawal or we will surrender your Contract (which means that withdrawal charges, federal and state income taxes and tax penalties, and premium taxes may apply).

      - Direct transfers, rollovers, and 1035 exchanges are not permitted if there is an outstanding loan.

      - If you request a withdrawal from a specific Subaccount or from the Fixed Account, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, withdrawals will reduce Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Election to withdraw (including the withdrawal amount) shall be made in writing to us at our Service Center and should be accompanied by the Contract if surrender is requested. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values calculated after we receive the request. If we receive a withdrawal or surrender request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values


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
determined at the end of that Valuation Date. If we receive a withdrawal or surrender request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, transfer or surrender, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

The surrender rights of Owners who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted. A participant in the Texas ORP must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. Participants in the Texas Optional Retirement System may transfer their Withdrawal Value to another approved provider as permitted under the Texas Optional Retirement System. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures. Please note that the Texas ORP does not restrict transfers within a Contract, and thus participants are permitted to make transfers of Contract Value among the Investment Options.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, special withdrawal rules apply. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER)


7. DEATH BENEFITS

The following section describes the death benefits we currently make available under the Contract if an Owner dies before the Annuity Date. We will calculate the death benefit on the Valuation Date we receive due proof of the Owner's death. Any death benefit payment we make in excess of your Contract Value is subject to our financial strength and claims-paying ability.


STANDARD DEATH BENEFIT

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs prior to the older Owner's 75th birthday, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

     (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

     (B) = The Purchase Payment Value (described below) less Debt, on the Valuation Date we receive due proof of death.

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs on or after the older Owner's 75th birthday, the death benefit will be equal to (A) above, less any premium taxes.

The Purchase Payment Value on the Date of Issue is equal to the initial Purchase Payment, less any premium taxes. We will increase the Purchase Payment Value by the amount of each subsequent Purchase Payment, less any premium taxes. The Purchase Payment Value after a withdrawal will be equal to the lesser of:

     (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or



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
      (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

           The Proportional Reduction Factor is equal to (1) divided by (2), where:

           (1)  is the Contract Value after the withdrawal, and

           (2)  is the Contract Value immediately prior to the withdrawal.


EXAMPLE:

Contract Value = $80,000

Purchase Payment Value = $100,000

Debt = $0

If a withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) of $20,000 is taken, we follow the steps below to recalculate the Purchase Payment Value after the withdrawal:

      - STEP 1: We calculate the Contract Value after the withdrawal. This is the Contract Value immediately prior the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes). ($80,000 - $20,000 = $60,000)

      - STEP 2: We calculate the Proportional Reduction Factor. The Proportional Reduction Factor is the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal. ($60,000 / $80,000 = 75%)

      - STEP 3: We calculate the Purchase Payment Value after the withdrawal. This is the lesser of:

           (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) = $100,000 - $20,000 = $80,000

           (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor = $100,000 x 75% = $75,000

      = Lesser of $80,000 and $75,000 = $75,000

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the standard death benefit. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


STEP-UP DEATH BENEFIT RIDER

We currently offer one optional enhanced death benefit under the Contract--the Step-Up Death Benefit Rider. We may discontinue the offering of the Step-Up Death Benefit Rider at any time. The Step-Up Death Benefit Rider may not be available in all states.

The calculation of benefits under the Step-Up Death Benefit Rider changes after you attain age 81 and certain increases in benefits cease after that age. Therefore, the Step-Up Death Benefit Rider may not be appropriate depending on your proximity to age 81. Prior to electing the Step-Up Death Benefit Rider, you should carefully consider the benefits available based on your age and consult with your financial adviser to assist you in determining whether to elect the Step-Up Death Benefit Rider.

You may elect the Step-Up Death Benefit Rider only if the older Owner is age 79 or younger at the Date of Issue. We deduct a daily charge from your Contract Value for the Step-Up Death Benefit Rider equal to 0.20%, on an annual basis. (See "STEP-UP DEATH BENEFIT RIDER CHARGE") We do not assess a charge for the


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
Step-Up Death Benefit Rider on amounts allocated to the Fixed Account. You may elect the Step-Up Death Benefit Rider only on the initial Contract application. You cannot elect the Step-Up Death Benefit Rider after the Date of Issue.

If you elect the Step-Up Death Benefit, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

      (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

      (B) = The Step-Up Value (described below) less Debt, on the Valuation Date we receive due proof of death.

The Step-Up Value on the Date of Issue is equal to the initial Purchase Payment, less any premium taxes. We will increase the Step-Up Value by the amount of each subsequent Purchase Payment, less any premium taxes. The Step-Up Value after a withdrawal will be equal to the lesser of:

      1. The Step-Up Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or

      2. The Step-Up Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

           The Proportional Reduction Factor is equal to (a) divided by (b), where:

           (a)  is the Contract Value after the withdrawal, and

           (b)  is the Contract Value immediately prior to the withdrawal.

On each Contract Anniversary prior to the older Owner's 81st birthday, we will recalculate the Step-Up Value to equal the greater of:

      1.   The Contract Value on that Contract Anniversary; and

      2.   The current Step-Up Value on that Contract Anniversary.

If an Owner dies prior to a Contract Anniversary and the Valuation Date we receive due proof of death falls on or after that anniversary, we will not recalculate the Step-Up Value on that anniversary.

See the "STANDARD DEATH BENEFIT" above for an example of how we adjust the death benefit values for withdrawals.

You may not terminate the Step-Up Death Benefit Rider once it is in effect. It will remain in force unless it is terminated as set forth below. The Step-Up Death Benefit Rider will automatically terminate on the earliest of:

      1.   the Annuity Date;

      2. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Step-Up Death Benefit Rider if we offer it at that time); or

      3.   termination or surrender of the Contract.

All charges for the Step-Up Death Benefit Rider will cease upon termination.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the Step-Up Death Benefit Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER)

PAYMENT OF DEATH BENEFITS

If there is only one Owner under the Contract, we will pay the death benefit to the Beneficiary upon the death of such Owner before the Annuity Date. Upon the death of a joint Owner before the Annuity Date, we will pay the death benefit to the surviving joint Owner. We will pay the death benefit upon the first to die of any joint Owners.

If any Owner is not a natural person, (1) we will treat each Annuitant under the Contract as an Owner for death benefit payment purposes and pay the death benefit upon the death of any Annuitant and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value.

We will pay the death benefit to the Beneficiary (or joint Owner, if applicable) after we receive due proof of death. We will then have no further obligation under the Contract. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

Due proof of death means our receipt of a certified death certificate and all necessary claim paperwork, the return of the Contract and such other information we may require to process the death benefit. If we receive due proof of death at our Service Center before the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a due proof of death at our Service Center on or after the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of the next Valuation Date.

When multiple Beneficiaries are involved, death benefits cannot be determined until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death.

The death benefit may be paid in a lump sum. The Beneficiary (or the surviving joint Owner) may defer this sum for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary or the surviving joint Owner, as the case may be, may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's (or the surviving joint Owner's) life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary (or the surviving joint Owner) provided with respect to Annuity Option 3 that such life expectancy exceeds the certain period of 10 years. (See "THE ANNUITY PERIOD" for a description of the Annuity Options.) The Beneficiary (or the surviving joint Owner) must make this election within 60 days of the time we receive due proof of death, and distribution under these annuity payment options must commence within one year of the date of death. If the death benefit is requested in a form other than a lump sum and the death benefit is greater than the Contract Value, we will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs Government Money Market Subaccount. If, however, the Goldman Sachs Government Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

If the Beneficiary is not a natural person the entire death benefit must be distributed within five years of your death.

If your spouse is the only Primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. The date of continuance of the Contract will be the Valuation Date we receive due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. However, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal

Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, we will not pay out a death benefit on your death. Instead, we will increase the Contract Value on the Valuation Date we receive due proof of your death to equal the death benefit amount otherwise payable (if the death benefit is greater than the Contract Value), subject to the following:

      - We will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs Government Money Market Subaccount. If, however, the Goldman Sachs Government Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

      - We will terminate the Step-Up Death Benefit Rider if in effect as of the Valuation Date we receive due proof of your death.

      - On the date of continuance, your surviving spouse may elect the Step-Up Death Benefit Rider or any optional enhanced death benefit then offered by us. All such death benefits will be subject to the terms and conditions then in effect at the time of continuance. All charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      - We will assess withdrawal charges, if any, only on Purchase Payments (and earnings attributable to those Purchase Payments) we receive after the date of continuance.

      - Any subsequent spouse of the surviving spouse will not be entitled to continue the Contract upon the death of the surviving spouse.

If any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death. In all events, we will pay or apply the Contract's death benefit in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable.


8. NO WITHDRAWAL CHARGE RIDER

For an additional charge, a No Withdrawal Charge Rider (the "Rider") is available only with Qualified Contracts and certificates that receive favorable tax treatment under Section 401, 403, or 457 of the Code or with a SEP IRA or SIMPLE IRA under Section 408 of the Code. The Rider is not available with Non-Qualified Contracts or with a Contract issued as an IRA or Roth IRA. You may elect the Rider only on the initial Contract application, and cannot elect the Rider after the Date of Issue. You may not cancel the Rider once it is issued. We may discontinue offering the Rider at any time. The Rider may not be available in all states.

If you elect this Rider, we will not deduct any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. (See "WITHDRAWAL CHARGE") We will deduct a daily charge for the Rider from your Contract Value, equal to 0.35%, on an annual basis.

The Rider will remain in force unless it is terminated as set forth below. The Rider will automatically terminate on the earliest of:

      1.   the Valuation Date as of which the Contract is terminated; or

      2.   the Annuity Date.

      3. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Rider if we offer it at that time).

Please remember that withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.) We encourage you to talk to your agent and carefully consider whether the No Withdrawal Charge Rider is right for you.


9. LOANS

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Code or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. Only one loan may be outstanding on a Contract at a given time. The outstanding loan must be repaid in full before the next loan may be granted. While a loan is outstanding, you may continue to make Purchase Payments to the Contract through your 403(b) or qualified plan.

The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

The maximum loan available is the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the loan, and less interest for one calendar year on the loan at the time that you make the loan.

Federal tax law further restricts the total amount of your plan loans to the lesser of (i) 50,000, reduced by the excess of the highest outstanding balance of your loans during the one-year period preceding the date of a loan, over the outstanding balance of your loans, or (ii) the greater of 50% of your plan account value or $10,000. We may defer granting a loan for six months from the date we receive the written loan request at our Service Center.

Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate charged is 5.5%. If your Contract is subject to ERISA, the interest rate charged is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). We are not responsible for determining whether this rate is a "reasonable interest rate" as required by ERISA and we make no representations to that effect.

While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. This rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Options will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding. We will apply any repayment of Debt first to reduce that part of the Debt that can be attributed to interest, and then to that part of the Debt that can be attributed to principal.

You may repay the Debt in full or in part at any time prior to the Annuity Date. If the Debt equals or exceeds the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value, your interest in the Fixed Account will terminate. The termination occurs thirty-one days after we mail notice of termination to your last known address and that of any assignee of record.

If we receive a loan request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a loan request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

Please note that if you elect the GLWB Rider, the loan privilege is not available to you. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")


10. TELEPHONE AND FACSIMILE TRANSACTIONS

We currently permit requests for transfers to be submitted by telephone by calling 1-800-457-8803. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. We also currently permit requests for certain financial transaction to be submitted by facsimile at 1-785-228-4539. We reserve the right to discontinue telephone and/or facsimile requests at any time.

We will employ reasonable procedures to determine that these transactions are genuine. There are risks associated with telephone and facsimile transactions that do not occur if an original handwritten request is submitted. Anyone authorizing or making telephone or facsimile requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone or facsimile requests that we believe are genuine. We may record telephone requests.

Telephone and facsimile transactions may not always be available, and telephone and facsimile systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons (such as natural disasters, man-made disasters, or simply because of a high number of calls or facsimiles, which is likely to occur during periods of high market turbulence). These outages or slowdowns may prevent or delay our receipt and/or processing of your request. If you are experiencing problems, you should make your request in writing to our Service Center.

                        CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

      - mortality and expense risk charge,

      - contract fee;

      - withdrawal charge;

      - commutation charge;

      - premium tax;

      - administration charge;

      - Step-Up Death Benefit Charge;

      - GLWB Rider charge Rider (if applicable); and

      - No Withdrawal Charge Rider (if applicable).

We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "THE FUNDS") Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

The fees and charges we deduct under the Contract may result in a profit to us.


A. ASSET-BASED CHARGES

1. MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 1.15%, on an annual basis, of Separate Account Contract Value. The mortality and expense risk charge reimburses us for mortality and expense risks. We deduct this charge during both the Accumulation Period and the Annuity Period.

Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

Our mortality risk arises from two obligations. The first obligation we assume is to pay a standard death benefit that may be greater than the Withdrawal Value. The second obligation we assume is to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs, and costs of other services may exceed the mortality and expense risk charge.

We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.


2. ADMINISTRATION CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 0.15%, on an annual basis, of Separate Account Contract Value. The administration charge reimburses us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. STEP-UP DEATH BENEFIT RIDER CHARGE

If you elect the Step-Up Death Benefit Rider, we will deduct a daily charge from your Contract Value equal to 0.20%, on an annual basis, of Separate Account Contract Value. This charge covers the cost and risk of providing the benefits guaranteed by the Step-Up Death Benefit Rider. We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account.


4. GLWB RIDER CHARGE

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

     - In the case of GLWB Plus For One, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.50%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.75%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

We reserve the right to increase the GLWB Rider charge on the effective date of each Step-Up. We guarantee, however, that the monthly GLWB Rider charge will never exceed 1.00% (for GLWB Plus For One) and 1.50% (for GLWB Plus For Two), on an annual basis, of the Lifetime Income Base on each Monthiversary. We also assess a pro rata portion of the charge upon surrender or annuitization.


5. NO WITHDRAWAL CHARGE RIDER FEE

If you elect the No Withdrawal Charge Rider, we will deduct a daily charge from your Contract Value equal to 0.35%, on an annual basis, of Contract Value. We impose this charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses.

The No Withdrawal Charge Rider (the "Rider") is available only with Qualified Contracts and certificates that receive favorable tax treatment under Section 401, 403, or 457 of the Code or with a SEP IRA or SIMPLE IRA under Section 408 of the Code. The Rider is not available with Non-Qualified Contracts or with a Contract issued as an IRA or Roth IRA.


B. CONTRACT FEE

During the Accumulation Period, we deduct a quarterly contract fee from your Contract Value that is equal to $30, on an annual basis. We will waive this fee for Contracts with Contract Value of $50,000 or more as of the end of each calendar quarter we would otherwise deduct the fee.

The contract fee reimburses us for expenses incurred in establishing and maintaining Contract records. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

When we deduct the contract fee, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which we received such Purchase Payments.


C. WITHDRAWAL CHARGE

We impose a withdrawal charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which they were received.

We apply the withdrawal charge on each Purchase Payment (and earnings attributable to that Purchase Payment) withdrawn or surrendered during the first 6 Contribution Years following our receipt of the Purchase Payment. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment. We calculate the withdrawal charge separately for each Purchase Payment (and earnings attributable to that Purchase Payment). Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments made under the Contract.

Each Contract Year we guarantee that you can withdraw up to the Free Withdrawal Amount without incurring a withdrawal charge. We also apply the Free Withdrawal Amount upon full surrender of the Contract. The Free Withdrawal Amount, which will never be less than zero, is equal to (a + b) multiplied by 10% - c, where:

      a)   is Contract Value less Debt prior to the withdrawal or surrender;

      b) is previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges); and

      c) is previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, Non-Excess Withdrawals and Excess Withdrawals will reduce the remaining Free Withdrawal Amount in any Contract Year. See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

If you withdraw an amount in excess of the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. At the time of the withdrawal or surrender, we will determine whether the amount withdrawn includes Purchase Payments (and earnings attributable to those Purchase Payments) that were made within the previous six Contribution Years. We will determine the withdrawal charge percentage for each Purchase Payment and earnings attributable to that Purchase Payment withdrawn as follows:


                                                                                 WITHDRAWAL
              CONTRIBUTION YEAR                                                    CHARGE
              ---------------------------------------------------------------    -----------
              First..........................................................            6%
              Second.........................................................            5%
              Third..........................................................            4%
              Fourth.........................................................            3%
              Fifth..........................................................            2%
              Sixth..........................................................            1%
              Seventh +......................................................            0%


WITHDRAWAL CHARGE EXAMPLE

THIS EXAMPLE ILLUSTRATES THE CALCULATION OF THE FREE WITHDRAWAL AMOUNT AND WITHDRAWAL CHARGE

      - The values shown below assume that a Contract is issued to an Owner who is 50 years old on the Date of Issue.

      - A initial Purchase Payment of $10,000 is received on the Date of Issue. No additional Purchase Payments are received and no premium taxes apply.

      - All values shown below are beginning of year (and prior to any partial withdrawal requested) except for Line (5) which is middle of year.


COLUMN      (2)         (3)           (4)            (5)            (6)          (7)         (8)           (9)          (10)
------  ---------  ------------  -------------  -------------  -----------  -----------  -----------  ------------  ------------

                                 HYPOTHETICAL
                                   CONTRACT                                              WITHDRAWAL    WITHDRAWAL
                                     VALUE                      WITHDRAWAL      FREE       WITHOUT     SUBJECT TO    WITHDRAWAL
         CONTRACT     PARTIAL       BEFORE      CONTRIBUTION      CHARGE     WITHDRAWAL  WITHDRAWAL    WITHDRAWAL      CHARGE
LINE       YEAR     WITHDRAWAL    WITHDRAWAL        YEAR            (%)        AMOUNT      CHARGE        CHARGE          ($)
------  ---------  ------------  -------------  -------------  -----------  -----------  -----------  ------------  ------------
(1)...       1                      $10,000           1           6.00%        $1,000
(2)...       2                       10,300           2           5.00%         1,030
(3)...       3        $1,000         10,700           3           4.00%         1,070       $1,000       $     0        $  0
(4)...       4           500          9,800           4           3.00%           980          500             0           0
(5)...       4         3,510          9,600           4           3.00%           510          510         3,000          90
(6)...       5                        6,300           5           2.00%           630
(7)...       6                        6,500           6           1.00%           650
(8)...       7                        7,000           7           0.00%           700
(9)...       8                        7,500           8           0.00%           750
(10)..       9                        8,000           9           0.00%           800
(11)..      10         5,000          8,500          10           0.00%           850          850         4,150           0


COLUMN      (11)
------  ------------


          CONTRACT
            VALUE
            AFTER
LINE     WITHDRAWAL
------  ------------
(1)...     $10,000
(2)...      10,300
(3)...       9,700
(4)...       9,300
(5)...       6,090
(6)...       6,300
(7)...       6,500
(8)...       7,000
(9)...       7,500
(10)..       8,000
(11)..       3,500

-----------------------------
COLUMN NOTES:

Col (4) Includes the impact of Purchase Payments, partial withdrawals, contract fees and charges, and investment performance.

Col (5) A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year in which the Purchase Payment was made. In a Contract with a single Purchase Payment, Contribution Years are equal to Contract Years.

Col (6) The withdrawal charge percentage applicable to the withdrawal of a Purchase Payment (and earnings attributable to that Purchase Payment) is based on the Contribution Year of the Purchase Payment (and earnings attributable to the Purchase Payment) being withdrawn. And for purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which they were received.

Col (7) The Free Withdrawal Amount is equal to the greater of $0 and ([(a) plus (b)] x 10% minus (c)) where:

                (a) = Contract Value less Debt prior to the withdrawal or surrender

                (b) = previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges)

                (c) = previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

Col (8) is equal to the lesser of the partial withdrawal or surrender requested and the Free Withdrawal Amount (lesser of Column (4) and Column (8)).

Col (9) is equal to the excess of the partial withdrawal or surrender requested over the withdrawal without surrender charge (greater of $0 and (Column (4) less Column (8)). We do not impose the withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment.

Col (10) is equal to the withdrawal subject to a withdrawal charge multiplied by the applicable withdrawal charge % (Column (10) x Column (7)).

Col (11) is equal to the hypothetical contract value before withdrawal less the amount of the partial withdrawal or surrender requested (Column (5) less Column (4)).


PARTIAL WITHDRAWAL #1--EXPLANATION:

Line (3) A partial withdrawal of $1,000 is requested at the beginning of the 3rd Contract Year. The Free Withdrawal Amount is equal to $1,070 (= the greater of $0 and ([$10,700 + $0] x 10% - $0))
                using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,070), so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($10,700 - $1,000 = $9,700).



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PARTIAL WITHDRAWAL #2 AND PARTIAL WITHDRAWAL #3--EXPLANATION:

Line (4) A partial withdrawal of $500 is requested at the beginning of the 4th Contract Year. The Free Withdrawal Amount is equal to $980 (= the greater of $0 and ([$9,800 + $0] x 10% - $0)) using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($980) so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($9,800 - $500 = $9,300).


Line (5) A partial withdrawal of $3,510 is requested in the middle of the 4th Contract Year. The Free Withdrawal Amount is equal to $510 (= the greater of $0 and ([$9,600 + $500] x 10% - $500))
                using the formula for Column (8) above. In this case, the Free Withdrawal Amount is adjusted for the partial withdrawal that occurred earlier in the same Contract Year. Since the partial withdrawal requested exceeds the Free Withdrawal Amount, $3,000 of the partial withdrawal request is subject to a withdrawal charge ($3,000 = $3,510 - $510). For the purpose of calculating the withdrawal charge, the Purchase Payment (and earnings attributable to the Purchase Payment) from which the partial withdrawal is being withdrawn, is in its 4th Contribution Year. Therefore, the applicable withdrawal charge percentage is 3% and the withdrawal charge is equal to $90 (= 3% x $3,000). The Contract Value is reduced for the amount of the partial withdrawal ($9,600 - $3,510 = $6,090).


                --IF AN ADDITIONAL PURCHASE PAYMENT HAD BEEN MADE TO THE
                CONTRACT: The partial withdrawal requested is less than the initial Purchase Payment (and earnings attributable to that Purchase Payment) so the entire partial withdrawal would have been assumed to be withdrawn from the initial Purchase Payment (and earnings attributable to that Purchase Payment) for purposes of calculating the withdrawal charge.


PARTIAL WITHDRAWAL #4--EXPLANATION:

Line (11)       A partial withdrawal of $5,000 is requested at the beginning of the 10th Contract Year. The Free Withdrawal Amount is equal to
                $850 (= the greater of $0 and [$8,500 + $0] x 10% - $0)) using the formula for Column (8) above. The partial withdrawal exceeds the Free Withdrawal Amount. As a result, $4,150 of the partial withdrawal request is subject to a withdrawal charge.
                However, because the amount being withdrawn is taken from a Purchase Payment (and earnings attributable to a Purchase
                Payment) that was made more than six Contribution Years prior to the partial withdrawal, no withdrawal charge is assessed.
                The Contract Value is reduced for the amount of the partial withdrawal ($8,500 - $5,000 = $3,500).

For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments and earnings attributable to those Purchase Payments in the chronological order in which they were received.

Unless you request otherwise, we deduct any applicable withdrawal charge from the amount of the partial withdrawal. This means that when a withdrawal is requested and a withdrawal charge applies, you will receive a check for less than the amount requested. If you request otherwise and a withdrawal charge applies, we will reduce your Contract Value by the withdrawal charge in addition to the dollar amount sent to you.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, please note that although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so (unless you have elected the No Withdrawal Charge Rider for an additional charge). We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will


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calculate and impose the charge in the same manner that we would for any partial withdrawal. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a withdrawal charge even though the Contract may have been issued many years earlier. (For additional details, see "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD.") For example:

      - You make a $15,000 Purchase Payment in the first Contract Year.

      - You make a $10,000 Purchase Payment in the fourth Contract year.

      - In the fifth Contract Year, the $15,000 Purchase Payment (and earnings attributable to that purchase payment) is in its fifth Contribution year and the $10,000 Purchase Payment (and earnings attributable to that purchase payment) is in its second Contribution Year.

The Free Withdrawal Amount and withdrawal charge also generally apply at annuitization to amounts attributable to Purchase Payments (and earnings attributable to those Purchase Payments) in their sixth Contribution Year or earlier. However, we do not assess a withdrawal charge upon annuitization if you select Annuity Option 2, 3, 4, or 5, or if payments under Annuity Option 1 are scheduled to continue for at least ten years. See "THE ANNUITY PERIOD--ANNUITY OPTIONS" for a discussion of the Annuity Options available.

Please note that if you elect the No Withdrawal Charge Rider, we will not assess any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. See "NO WITHDRAWAL CHARGE RIDER" for a description of the Rider, including its charges and restrictions.

Currently, we anticipate withdrawal charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

For Qualified Contracts, we will waive withdrawal charges on partial withdrawals and full surrender if a Contract is surrendered in the sixth Contract Year or later and the Owner is at least 59 1/2 years old at the time of such surrender.

Subject to the terms of the qualified plan, we will also waive withdrawal charges under a Qualified Contract upon the participant's separation from service.

Currently, we do not assess withdrawal charges on required minimum distributions but reserve the right to do so. If we do assess a withdrawal charge, we will calculate and impose the charge in the same manner that we would for any partial withdrawal.

We may reduce or eliminate the withdrawal charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

Subject to certain exceptions and state approvals, withdrawal charges also are not assessed on withdrawals:

      - after you have been confined in a skilled health care facility or hospital for at least 90 consecutive days and you remain confined at the time of the request;

      - within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

      - if you become disabled.

The confinement must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. The disability must begin prior to your 66th birthday and at least two years after the later of the Date of Issue or the date the waiver


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endorsement was added to your Contract. We must receive satisfactory proof of your disability. The proof may be a statement from your attending physician or any other proof satisfactory to us.

"Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Such disability or confinement must not be due to:

      - substance abuse, or

      - mental or personality disorder without a demonstrable organic disease (a degenerative brain disease such as Alzheimer's Disease is considered an organic disease).

"Skilled Health Care Facility" means a place which:

      - is licensed by the state, or certified if your state certifies such facilities, or operated pursuant to law if your state neither licenses nor certifies such facilities;

      - provides skilled nursing care under the supervision of a physician;

      - has twenty-four hour a day nursing services by or under the supervision of a licensed practical nurse (LPN) or a registered nurse (RN); and

      - keeps a medical record in accordance with accepted professional standards and practices for each patient.

"Hospital" means a place that is licensed by the state as a hospital and is operating within the scope of its license. If your state does not license hospitals, then "hospital" means a place that is operated as a hospital pursuant to law.

Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsements.


D. COMMUTATION CHARGE

We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or
2) any remaining payments under Annuity Option 1. We deduct this charge to compensate us for any losses we might incur as a result of selling assets we hold to make a lump sum payment to you and for administrative costs in processing commuted values. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.



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We will determine the present value of any remaining guaranteed Variable
Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.


E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

Each Fund's net asset value reflects the deductions of investment management fees, Rule 12b-1 fees (if applicable), and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Funds' statements of additional information.


F. STATE PREMIUM TAXES

Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

      - Purchase Payments when we receive them; and/or

      - Partial withdrawals or full surrender; and/or

      - Death benefits; and/or

      - Contract Value applied to an Annuity Option at the time annuity payments start; and/or

      - Annuity payments when we pay them; and/or

      - If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, monthly Settlement Payments when we pay them (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

If we deduct premium taxes from each annuity payment or each monthly Settlement Payment when we pay them, we will reduce each payment by the premium tax percentage multiplied by the amount of each payment until we have recovered an amount equal to the premium tax that we paid.

In no case will we deduct a total of more than the premium tax that we paid.



G. REDUCTION OR ELIMINATION OF CERTAIN CHARGES


Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

The contract fee may be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable withdrawal charges may be reduced or eliminated.

In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

      - the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      - the total amount of Purchase Payments to be received and the method in which they will be remitted;

      - any prior or existing relationship with us;

      - the level of commission paid to selling broker-dealers;



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      - the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

      - the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.





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                             THE ANNUITY PERIOD

Contracts may be fully annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus.

You may annuitize any time after the Valuation Date on or next following one year from the Date of Issue. Annuity payments will begin on the Annuity Date under the Annuity Option you select. You may write to us prior to the payment of the death benefit or the first annuity payment date to request a change of the Annuity Date. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday. (See "FEDERAL TAX MATTERS, 1. TAX DEFERRAL DURING ACCUMULATION PERIOD, DELAYED ANNUITY DATES".) We do not permit partial annuitization.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009 and the Maximum Annuity Date has been reached, you may choose the GLWB Rider annuitization option rather than one of the Annuity Options below. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


1. ANNUITY PAYMENTS

The amount of the first annuity payment depends on:

      - the selected Annuity Option; and

      - the Annuity Option rates derived from the mortality tables specified in the Contract (for Annuity options 2, 3, 4, and 5); and

      - the age and gender of the Annuitant; and

      - the Withdrawal Value on the Annuity Date; and

      - the assumed investment rate (if variable annuitization is elected);
        and

      - the guaranteed minimum interest rate for annuitizations specified in the Contract (if fixed annuitization is elected).

The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments unless prohibited under state law and excluding certain employee plans, as males are expected to have a shorter life span than females, also resulting in larger payments.

Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. As a result, annuity payments will vary accordingly. If the Annuity Unit Values of the Subaccount(s) in which you invest increase, the amount of your annuity payments will increase. If the Annuity Unit Values of the Subaccount(s) in which you invest decrease, the amount of your annuity payments will decrease.


2. ANNUITY OPTIONS

You may elect one of the Annuity Options. We must receive an election of an Annuity Option in writing at our Service Center at least 15 calendar days before the Annuity Date. If no Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date. You may change an Annuity Option before the Annuity Date. You cannot change an Annuity Option after the first annuity payment is made. We reserve the right to add additional Annuity Options in the future.



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An election before the Annuity Date will be revoked by: 1) a subsequent change of Beneficiary, or 2) an assignment of the Contract unless the assignment provides otherwise.

The Annuity Option selected must result in an initial payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If the selected Annuity Option does not produce an initial payment which meets this minimum, we reserve the right to decrease the payment frequency to quarterly, semi-annually, or annually to meet this minimum, or to make a single lump sum payment.

If you die before the Annuity Date, the Annuity Options that are available to a Beneficiary are limited. The Annuity Options available are:

      - Option 2 over the lifetime of the Beneficiary, or

      - Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least ten years as of the date that he or she elects Option 1 or Option 3.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death.

OPTION 1--INCOME FOR SPECIFIED PERIOD

Option 1 provides an annuity payable monthly for ten years. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 2--LIFE INCOME

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED

Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 4--JOINT AND SURVIVOR ANNUITY

Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the Annuity Option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. The greater the percentage provided to the surviving Annuitant, the lower the amount of the original payment. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

OPTION 5--JOINT AND SURVIVOR ANNUITY WITH INSTALLMENTS GUARANTEED

Option 5 provides an annuity payable monthly for a certain period of 10 years and thereafter while either Annuitant is alive. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.




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When you are choosing an Annuity Option, you should consider that:

      - for younger Annuitants, selecting Option 2--Life Income, might result in smaller monthly payments than selecting Option 1--Income for Specified Period; for older Annuitants, selecting Option 2--Life Income, might result in larger monthly payments than selecting Option 1--Income for Specified Period.

      - selecting Option 3--Life Income with Installments Guaranteed, will result in smaller monthly payments than selecting Option 2--Life Income; however, the Owner or Beneficiary may receive more payments under Option 3 if the Annuitant dies before the end of the certain period

      - selecting Option 4--Joint and Survivor Annuity, will result in smaller monthly payments than selecting Option 2--Life Income.

In lieu of monthly payments, you may request quarterly, semi-annual, or annual payments, with our prior approval.


3. ALLOCATION OF ANNUITY

Subject to state variation, when you elect an Annuity Option, you may request that we reallocate your Contract Value on the Annuity Date among the Investment Options you choose to arrange for payments on a fixed or variable basis, or a combination of both. A reallocation on the Annuity Date will not be subject to the transfer restrictions that we would normally impose. If we do not receive an election, any Fixed Account Withdrawal Value will be annuitized on a fixed basis and any Separate Account Withdrawal Value will be annuitized on a variable basis.

Transfers among the Subaccounts during the Annuity Period are permitted subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period. You may not transfer to or from the Fixed Account during the Annuity Period.


4. FIXED ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Fixed Annuity payments. We apply an annuity factor for the Annuity Option that you selected to this value to determine the first Fixed Annuity payment. Each Fixed Annuity payment will be equal to the first regardless of investment, mortality or expense experience, unless the Annuity Option selected specifies that there is to be a reduction in payments after the death of an Annuitant.


5. VARIABLE ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Variable Annuity payments from each Subaccount. We apply an annuity factor for the Annuity Option that you selected to this value for each Subaccount to determine the first Variable Annuity payment for that Subaccount. The first Variable Annuity payment for each Subaccount is divided by the Annuity Unit value for that Subaccount to establish the number of Annuity Units per payment for that Subaccount. The number of units will not change after the initial determination unless a transfer occurs or the Annuity Option selected specifies that there is to be a reduction in payments upon the death of an Annuitant. Future Variable Annuity payments are determined by multiplying the number of Annuity Units per payment for each Subaccount by the Annuity Unit value for that Subaccount at the end of the Valuation Date that each annuity payment is due and summing the result.


6. BASIS OF ANNUITY OPTIONS

Your Contract will contain tables for each Annuity Option that show the guaranteed monthly payment for each $1,000 applied to an Annuity Option. The guaranteed monthly payments are based on an interest rate


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(or assumed investment rate if variable annuitization is elected) of 2.50% per year and, where mortality is involved, the "Annuity 2000 Table" developed by the Society of Actuaries projected using Scale G to the year 2015. We may offer annuity rates for Fixed Annuity payments that are more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. We may also offer Variable Annuity payment options based on assumed investment rates other than 2.50%, but not greater than 5.00%.

The tables that we prepare for each annuity option are calculated with an assumed investment rate of 2.50% per annum. If the actual annualized net investment rate in a Subaccount exceeds 2.50% per annum, Variable Annuity payments for that Subaccount will increase. Conversely, if the actual annualized net investment rate for a Subaccount is less than 2.50% per annum, Variable Annuity payments for that Subaccount will decrease.

ANNUITY UNIT VALUE.    Annuity Unit values are determined independently for
each Subaccount. The Annuity Unit value at the end of any Valuation Period is equal to a. multiplied by b. multiplied by c. where:

      a.   is the Annuity Unit value at the end of the preceding Valuation
           Period

      b.   is the net investment experience factor for the current Valuation
           Period

      c. is an interest factor of 0.99993235 for each calendar day in the current Valuation Period. The interest factor offsets the assumed investment rate of 2.5% per annum used in the Contract's annuity tables. A different interest factor will be used if we offer other assumed investment rates.

The net investment experience factor for a Subaccount for the current Valuation Period is equal to x. divided by y. where:

      x. Is the Subaccount's Accumulation Unit value at the end of the current Valuation Period

      y. Is the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period


7. TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, you may, by written request to our Service Center, transfer Contract Value from one Subaccount to another Subaccount, subject to the following limitations:

      - Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

      - Your interest in a Subaccount must be transferred in increments of 25%.

      - Your annuity payments for the Subaccount you are transferring to must be at least $100 after the transfer. Your annuity payments for the Subaccount you are transferring from must be at least $100 after the transfer, unless the transfer will eliminate your interest in the Subaccount.

      - You may not transfer to or from the Fixed Account.

We calculate the number of Annuity Units per payment for the Subaccount you are transferring to, as A multiplied by B divided by C, where:

      A = The number of Annuity Units per payment for the Subaccount you are transferring from;

      B  =  The Annuity Unit value of the Subaccount you are transferring from;
      and

      C  =  The Annuity Unit value of the Subaccount you are transferring to.

TRANSFER PROCEDURES    We will make transfers pursuant to proper written or
telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Annuity Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will


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process the request based on Annuity Unit values determined at the end of that
Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, change or terminate the transfer privilege at any time.


8. DEATH PROCEEDS

If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants.

We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or
2) any remaining payments under Annuity Option 1. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.




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If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      - If the Owner was the sole Owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      - If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.


9. PROTECTION OF BENEFITS

Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.


10. AGE, GENDER AND SURVIVAL

We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed the lesser of 3% or the maximum allowed by state law compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. Unless probibited by state law and excluding employee plans affected by NORRIS, the Contracts offered by this Prospectus are based upon actuarial tables that distinguish between men and women and, thus, the Contract provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related benefits program before purchasing the Contract.




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                         PAYMENTS TO CONTRACT OWNERS

Generally, we will make any death benefit, loan, withdrawal, surrender, or annuity payment to you or effect any transfer within seven days after the Valuation Date we receive your proper request at our Service Center. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules, or regulations.

We may suspend or defer payments or transfers involving any Subaccount:

      - during any period when the New York Stock Exchange is closed,

      - when trading is restricted or the SEC determines an emergency exists, or

      - as the SEC by order may permit.

We also may defer any payment or transfer from the Fixed Account for the period permitted by law. During the deferral period, we will continue to credit interest at the current applicable interest rates. This can never be more than six months after you send us the request.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block your ability to make certain transactions and thereby refuse to accept any Purchase Payment or requests for transfers, withdrawals, surrenders, loans, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

If you have submitted a recent check or draft that has not cleared through the banking system, we have the right to defer payment of a transfer, death benefit, loan, withdrawal, surrender, or annuity payment until such check or draft has been honored.




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                             FEDERAL TAX MATTERS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual,

      - Separate Account investments must be "adequately diversified",

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes, and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.



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DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

PUBLICLY-AVAILABLE FUNDS.    Several of the Funds offered through the Separate
Account are also available to the general public. The IRS has ruled that investing in mutual funds shares that are "publicly-available," i.e., shares of mutual finds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with the investment control restrictions described in the previous paragraph. The IRS has ruled that most types of qualified contracts are not subject to the restrictions against investing in publicly-available mutual funds. We therefore believe that Qualified Contracts (other than those issued in connection with non-government 457 plans) may invest in publicly-available funds and remain exempt from current taxation until amounts are distributed or deemed to be distributed from the Contract. HOWEVER, IF A NON-QUALIFIED CONTRACT INVESTS IN PUBLICLY-AVAILABLE FUNDS, IT WILL NOT BE TREATED AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES. For this purpose, a Contract purchased in connection with a non-government sponsored 457 plan is treated as a Non-Qualified Contract.

Accordingly, the Publicly-Available Funds under the Separate Account are intended only for Qualified Contracts. While we have established controls to avoid having a Non-qualified Contract invest in the Publicly-Available Funds, the Owner of a Non-Qualified Contract is responsible for ensuring that such an investment does not occur.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that

      (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and

      (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.



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The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DEFINITION OF SPOUSE UNDER FEDERAL LAW.    The right of a spouse to continue
the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

If your Contract contains a GLWB Rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. Please consult a tax advisor before taking distributions from your Contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for Variable Annuity payments is the "investment in the contract" allocated to the variable Annuity Option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for Fixed Annuity payments is the


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payment times the ratio of the investment in the contract allocated to the fixed Annuity Option and adjusted for any period certain or refund feature, to the expected value of the Fixed Annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon your or the Annuitant's death. Death benefits are includible in income and:

      - if distributed in a lump sum are taxed like a full withdrawal, or

      - if distributed under an Annuity Option are taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2

      - received due to your disability;

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually;

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be


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includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "AGGREGATION OF CONTRACTS") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.



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A 10% penalty tax may apply to the taxable amount of payments from Qualified
Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2;

      - received after your death or because of your disability; or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses, or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible;

      - "qualified distributions" from a Roth IRA are excludable from income;

      - mandatory distribution rules do not apply before death;

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;



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      - special eligibility requirements apply; and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (see "DEATH BENEFITS"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)



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For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements and to decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code;

      - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments;" and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.





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

F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



2. MEDICARE TAX.

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.


G. SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any optional benefit riders.

Amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect that certain optional benefits, e.g., the GLWB Rider, might have on the amount that is treated as the Contract Value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.

The death benefit under a Qualified Contract, or any optional death benefit or other optional benefit rider, may increase the amount of any required minimum distributions. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution.

If you are purchased the GLWB Rider in connection with a Qualified Contract, in certain circumstances your ability to access the withdrawal benefit may be limited by the terms of your plan and/or by applicable law.




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

                          DISTRIBUTION OF CONTRACTS

The Contracts are distributed through the principal underwriter for the Separate Account:


              GLOBAL ATLANTIC DISTRIBUTORS LLC ("DISTRIBUTOR")
              82 HOPMEADOW ROAD, SUITE 200, SIMSBURY, CT 06089

The Distributor is a wholly-owned subsidiary of to Global Atlantic (Fin) Company. We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including: advertising expenses and other expenses of distributing the Contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS.    We and Distributor have entered into selling agreements with selling firms for the sale of the Contracts. All selling firms receive commissions and some form of non-cash compensation. Selected selling firms may receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments, if any, are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS.    We and Distributor pay compensation
to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.0% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.00% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS.    We and Distributor may
pay additional compensation to selected selling firms, including marketing allowances, persistency payments at annual rates up to 0.20% of aggregated assets under management, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms' marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.



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

                                VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered or made available to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. It is important that each Owner provide voting instructions to us because we vote all Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, or the death of an Owner. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, voting rights decrease as Annuity Units decrease.


                  REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account. In addition, if you transfer amounts among the Investment Options or make additional Purchase Payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds that underlie the Subaccounts in which you invest and a list of the securities held by that Fund. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-800-457-8803. You will also be able to access your account information from our website at HTTPS://CWANNUITY.SE2.COM.

You may direct inquiries to the selling agent or may call or write to us at our Service Center.




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

                            DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts or from the Fixed Account to a Subaccount or Subaccounts. If you elect this program, you cannot elect Automatic Asset Rebalancing. There is no charge associated with our DCA program.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed. If you choose to participate in this program you should have the financial ability to continue making transfers through periods of fluctuating markets.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

      - the number of designated monthly transfers has been completed,

      - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

      - we receive your written termination at our Service Center at least five business days before the next transfer date, or

      - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.




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

                         AUTOMATIC ASSET REBALANCING

We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual, or annual basis. If you elect this program, you cannot elect Dollar Cost Averaging. There is currently no charge for this service.

Under Automatic Asset Rebalancing, we will allocate your Purchase Payments and rebalance your Separate Account Contract Value monthly, quarterly, semi-annually, or annually to maintain the particular percentage allocation among the Subaccounts that you select based on your investment goals and risk tolerance. Rebalancing of your Separate Account Contract Value will occur on the initial rebalancing date you select and then each rebalancing date thereafter. The initial date you select cannot be earlier than 30 days from the Date of Issue. If based on your selected date, rebalancing would occur on a date that is not a Valuation Date, the rebalancing will occur on the Valuation Date following your selected date. You may change the frequency of Automatic Asset Rebalancing at any time.

We perform this periodic rebalancing to take account of:

     - increases and decreases in Separate Account Contract Value in each Subaccount due to Subaccount performance, and

     - increases and decreases in Separate Account Contract Value in each Subaccount due to withdrawals, transfers, and Purchase Payments.

You may elect Automatic Asset Rebalancing at any time on or after the Date of Issue by submitting a written request to our Service Center. If you elect Automatic Asset Rebalancing, you must include all Separate Account Contract Value in the program. We allocate all Purchase Payments paid under an automatic investment feature and, unless you instruct us otherwise, all other Purchase Payments in accordance with the particular percentage allocation among the Subaccounts that you have selected. The percentages that you select under Automatic Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Purchase Payments. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. We reserve the right to make changes to this program at any time.


                         SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the Free Withdrawal Amount, we may assess the withdrawal charge on those amounts. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us. There is no charge associated with the SWP.





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

                           SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment at our Service Center. Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

Only our President, Vice President, Secretary, or Assistant Secretaries may change the Contract. No one else has authority to modify or waive any provision of the Contract. Any change must be in writing. At any time, we may make such changes to the Contract, without your consent, as required to make it conform with any law, regulation, or ruling issued by a government agency. We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.


                              LEGAL PROCEEDINGS


Currently, there are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:



      - the Separate Account; or



      - the ability of the principal underwriter to perform its contract with the Separate Account; or



      - our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.



In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company's subsidiaries First Allmerica Life Insurance Company and Accordia Life Insurance Company) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC, ("the Conversion") the Company's subsidiaries expect to incur a variety of litigation-related costs. The Company's subsidiaries have received formal and informal inquiries from state regulators concerning policyholder complaints and possible violations of state insurance laws, which may result in fines, monetary settlements or proceedings. The Company's subsidiaries have also received an indemnification notice related to regulatory matters and also have been named in lawsuits involving conversion-related issues and may face additional filed or threatened claims, including from policyholders or agents. Although the ultimate legal and financial responsibility cannot be estimated at this time and the actual future expenditures to address Conversion related matters may be materially different from the amount accrued or reserved, certain liabilities are probable and can be reasonably estimated. Accordingly, Global Atlantic has recorded litigation reserve in its consolidated financial statements.



                            FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information.



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
                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

The Fixed Account Contract Value includes:

     1.   your Purchase Payments allocated to the Fixed Account;

     2. amounts transferred from a Subaccount to the Fixed Account at your request; and

     3.   the interest credited to amounts so allocated or transferred.

We reduce the Fixed Account Contract Value when you make transfers and withdrawals from the Fixed Account, as well as when we assess Contract fees and charges against the Fixed Account.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for amounts allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments or transfer Contract Value to the Fixed Account if the Fixed Account interest rate applicable to such amounts would be less than or equal to 3%. For Contracts issued after December 31, 2012, the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

We guarantee that Purchase Payments allocated and Contract Value transferred to the Fixed Account earn, on a daily basis, a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. With respect to each Purchase Payment allocation or Contract Value transfer to the Fixed Account, we reserve the right to change the rate of excess interest credited, although we will not declare or change any excess interest rate more frequently than once every twelve months. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account and whether the source of the amount is Purchase Payments allocated or Contract Value transferred. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time, and that these rates of excess interest may differ based on the source of the amount. You bear the risk that no excess interest will be credited.

We will declare a current Fixed Account interest rate for each Purchase Payment allocated and for each transfer of Contract Value to the Fixed Account. The amount allocated or transferred will be credited that rate through the end of the calendar month in which the Purchase Payment or transfer request is received and for twelve additional calendar months thereafter. At the beginning of each subsequent guarantee period of twelve calendar months, we will declare the Fixed Account interest rate applicable for that period. We reserve the right to declare the current Fixed Account interest rate based upon: the Date of Issue; the date we receive a Purchase Payment, the date of any transfer of Contract Value to the Fixed Account, and whether the source is a Purchase Payment allocated or Contract Value transferred.

While there is a loan, we will credit the portion of the Fixed Account Contract Value securing the Debt with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, you may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

TRANSFERS TO OR FROM THE FIXED ACCOUNT. In addition to the provisions under B. THE ACCUMULATION PERIOD--4. TRANSFERS DURING THE ACCUMULATION PERIOD in the prospectus, the following apply to transfers from the Fixed Account during the Accumulation Period:


      - The Contract provides that transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract Anniversary or, in the case of transfers in the first Contract Year, the Date of Issue. The Company is currently waiving this requirement, but reserves the right to enforce the provision in the future. We reserve the right to apply the restriction to transfers made under a systematic investment program approved by the Company.


      - The Contract provides that a transfer out of the Fixed Account is limited to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the transfer, and less interest for one calendar year on any loan at the time that you make the transfer.

      - The Company reserves the right to transfer the entire Fixed Account Contract Value if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000.

      - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Transfers to or from the Fixed Account are also subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. The Company reserves the right to amend its Disruptive Trading rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account. Transfers to and from the Fixed Account are not permitted during the Annuity Period.

               CONTRACTS ISSUED ON OR BEFORE DECEMBER 31, 2012

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $  928         9       $ 9,424       17       $20,750       25       $35,235
2...............      1,891        10        10,607       18        22,379       26        37,299
3...............      2,881        11        11,929       19        24,057       27        39,424
4...............      3,899        12        13,292       20        25,785       28        41,614
5...............      4,945        13        14,696       21        27,565       29        43,868
6...............      6,021        14        16,142       22        29,398       30        46,191
7...............      7,128        15        17,633       23        31,287
8...............      8,264        16        19,168       24        33,232


-------------------------
*    Includes applicable withdrawal charges


GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $4,788         9       $5,671        17       $6,844        25        $8,401
2...............      4,901        10        5,754        18        7,019        26         8,622
3...............      5,017        11        5,896        19        7,200        27         8,851
4...............      5,136        12        6,043        20        7,385        28         9,086
5...............      5,258        13        6,194        21        7,577        29         9,328
6...............      5,382        14        6,349        22        7,774        30         9,578
7...............      5,509        15        6,510        23        7,976
8...............      5,589        16        6,675        24        8,185


-------------------------
*    Includes applicable withdrawal charges

                CONTRACTS ISSUED ON AND AFTER JANUARY 1, 2013

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $  927         9       $ 9,015       17       $17,897       25       $27,474
2...............      1,873        10        10,089       18        19,054       26        28,725
3...............      2,839        11        11,173       19        20,223       27        29,994
4...............      3,824        12        12,268       20        21,403       28        31,277
5...............      4,829        13        13,372       21        22,595       29        32,571
6...............      5,853        14        14,487       22        23,797       30        33,879
7...............      6,898        15        15,613       23        25,011
8...............      7,951        16        16,749       24        26,237


-------------------------
*    Includes applicable withdrawal charges


GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $4,749         9       $5,187        17       $5,369        25        $5,565
2...............      4,813        10        5,209        18        5,392        26         5,591
3...............      4,878        11        5,231        19        5,416        27         5,616
4...............      4,944        12        5,254        20        5,440        28         5,643
5...............      5,010        13        5,276        21        5,465        29         5,669
6...............      5,077        14        5,299        22        5,489        30         5,696
7...............      5,144        15        5,322        23        5,514
8...............      5,166        16        5,345        24        5,539


-------------------------
*    Includes applicable withdrawal charges

                                 APPENDIX B

     COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Commonwealth Annuity and Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.


A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money by submitting your request in writing to us at our Service Center. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.


B. STATUTORY REQUIREMENTS

The Contract is intended to meet the requirements of Section 408(b) of the Code, Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the Owner must be nonforfeitable.

2.    The Contract must be nontransferable by the Owner.

3.    The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2, and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die on or after the date required minimum distributions under Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your Beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated Beneficiary may receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated Beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your Beneficiaries.


C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under
      Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA (other than a Roth IRA) from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan. In addition, if you have participated in your SIMPLE IRA for at least two years, certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your SIMPLE IRA.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

      Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it). Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth
      IRAs.

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for the Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for the Contract used as a SIMPLE IRA may be paid from a rollover or direct transfer from a SIMPLE IRA or, to the extent permitted by law, from another IRA or retirement plan as described above.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.


D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS


1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,500 for 2018. After 2018, the limit may be indexed annually in $500 increments as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law.


      If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $13,000 ($5,500 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a.   The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

      The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows for 2017:


JOINT RETURNS: $101,000



SINGLE TAXPAYERS: $63,000



      The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, in 2018 the amount of the deductible IRA contribution is phased out for adjusted gross income between $189,000 and $199,000. These amounts may be indexed for cost of living increases in future years.

      To designate a contribution as nondeductible, you must file IRS Form 8606, NONDEDUCTIBLE IRAS. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to and including the due date of your federal income tax return, not including any extensions. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.


E. SEP IRAS

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). In 2017, the maximum deductible employer contribution for a SEP IRA is the lesser of $54,000 (may be indexed for cost-of-living increases in future years) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

3. If a SEP IRA allows non-SEP contributions, an employee can make tax deductible contributions up to the maximum IRA limit (generally $5,500 or $6,500, depending upon age).


F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.


2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $12,500 for 2018 or $15,500 if you are over age 50. After 2018, the limits may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $275,000 of compensation in 2018, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.


3. Employee elective contributions and employer contributions (i.e., matching contributions and non-elective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.


G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.


H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year).

Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated Beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.


I. ROTH IRAS

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the Owner is alive. However, after the death of a Roth IRA Owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA Owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).


"Adjusted gross income" is determined under the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In 2018, if you are not covered by a retirement plan at work and you are married filing jointly, your contribution limits begin to phase out at $189,000 of modified adjusted gross income and no contributions are allowed above $199,000. If you are married filing separately and lived with your partner at least some of the year, your contribution limits begin to phase out at $0 and no contributions are allowed above $10,000. For other filers, contribution limits begin to phase out at $120,000 and no contributions are permitted above $135,000. These amounts may be indexed for cost of living increases in future years.


A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.


K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. ROLLOVERS AND TRANSFERS--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

      The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. TAXATION OF ROLLOVERS AND TRANSFERS TO ROTH IRAS--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

      In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

3. TRANSFERS OF EXCESS IRA CONTRIBUTIONS TO ROTH IRAS--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. TAXATION OF CONVERSIONS OF IRAS TO ROTH IRAS--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

      A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

      UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. SEPARATE ROTH IRAS--Due to the complexity of the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.


L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. QUALIFIED DISTRIBUTIONS--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. NONQUALIFIED DISTRIBUTIONS--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.


M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.


N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1.    To amounts that are rolled over or transferred tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your Beneficiary;

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums; or

5. To a distribution mode during a specified time period to a reservist who is called or ordered to active duty for a period in excess of 170 days or for an indefinite period.


O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.


P. BORROWING

If you borrow money against your annuity contract it will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the

Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: The Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)


Q. REPORTING

We will provide you with any reports required by the Internal Revenue
Service.


R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.


S. FINANCIAL DISCLOSURE

1. We deduct a daily charge from your Separate Account Contract Value equal to 1.30%, on an annual basis, of Separate Account Contract Value. May vary if optional riders are elected.

2. An annual Contract Fee of $30.00 will be assessed against the Separate Account and Fixed Account Value each Contract Year if the Accumulated Value is less than $50,000.

3. Withdrawal charges will be assessed based on the Contract Years elapsed as described in the prospectus under the heading "Withdrawal Charge."

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value" for Separate Account Contract Value.

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account or rates of interest as declared by Commonwealth Annuity.

                                 APPENDIX C

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A


The following tables list the Condensed Financial Information of Accumulation Unit values for Accumulation Units outstanding under the Contracts as of December 31, 2017.


Table 1 provides the Condensed Financial Information for Contracts without any optional benefit elected with a total Separate Account Charge of 1.30%.

Table 2 provides the Condensed Financial Information for Contracts with the Optional Step-Up Death Benefit Rider elected, an additional 0.20% rider charge, resulting in a Separate Account Charge of 1.50%.

Table 3 provides the Condensed Financial Information for Contracts with the No Withdrawal Charge Rider elected, resulting in a Separate Account Charge of 1.65%.

Table 4 provides the Condensed Financial Information for Contracts with both the Optional Step-Up Death Benefit elected and No Withdrawal Charge Rider elected, resulting in a Separate Account Charge of 1.85%.

In the tables below, no number is shown when there were no Accumulation Units outstanding at the end of the period.

             TABLE 1--CONTRACT WITHOUT OPTIONAL BENEFITS ELECTED
  (SEPARATE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                      YEAR ENDED DECEMBER 31ST
                               -----------------------------------------------------------------------------------------------------
SUB-ACCOUNT                       2017       2016      2015       2014        2013       2012      2011      2010     2009     2008
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -------  --------  ------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period........      1.160      1.119      1.144      1.132      1.060      0.976     1.008    0.942     0.795   1.012
  End of Period..............      1.274      1.160      1.119      1.144      1.132      1.060     0.976    1.008     0.942   0.795
Number of Units Outstanding at End of Period
  (in thousands).............    504.175    482.956    464.414    459.632    462.271    408.372   344.053  272.367   194.047  41.583
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period........      1.105      1.048      1.053      1.035      0.849      0.735     0.806    0.725     0.568   1.003
  End of Period..............      1.373      1.105      1.048      1.053      1.035      0.849     0.735    0.806     0.725   0.568
Number of Units Outstanding at End of Period
  (in thousands).............    193.583    202.003    194.202    317.068    289.941    297.229   240.735  191.347   139.808  25.086
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period........      1.119      1.072      1.092      1.083      0.970      0.874     0.917    0.844     0.679   1.012
  End of Period..............      1.284      1.119      1.072      1.092      1.083      0.970     0.874    0.917     0.844   0.679
Number of Units Outstanding at End of Period
  (in thousands).............    713.848    700.391    720.023    702.114    728.737    673.364   585.944  491.054   294.007  75.752


                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                      2017       2016        2015       2014        2013
--------------------------------------------  ----------  ---------  ----------  ---------  ----------

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................       1.075      1.027       1.038      1.028       0.880
  End of Period.............................       1.285      1.075       1.027      1.038       1.028
Number of Units Outstanding at End of Period
  (in thousands)............................     607.363    581.284     550.014    554.022     528.216
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................       0.718      0.742       0.769      0.771       0.738
  End of Period.............................       0.836      0.718       0.742      0.769       0.771
Number of Units Outstanding at End of Period
  (in thousands)............................      66.820     60.176      62.796     49.695     236.228
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................       1.408      1.354       1.330      1.039       1.031
  End of Period.............................       1.419      1.408       1.354      1.330       1.039
Number of Units Outstanding at End of Period
  (in thousands)............................     116.808    105.656      93.449     75.039      48.704
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND
   CLASS A ON JULY 31, 2010; NAME CHANGED FROM GOLDMAN SACHS
   TECHNOLOGY TOLLKEEPER FUND (CLASS A) ON JULY 31, 2015)
Unit Value:
  Beginning of Period.......................       1.966      1.876       1.766      1.626       1.281
  End of Period.............................       2.678      1.966       1.876      1.766       1.626
Number of Units Outstanding at End of Period
  (in thousands)............................     124.969    139.331     129.417    181.709     165.749
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.264      1.247       1.260      1.209       1.241
  End of Period.............................       1.287      1.264       1.247      1.260       1.209
Number of Units Outstanding at End of Period
  (in thousands)............................      80.508    129.278     176.762    170.587     188.407
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.593      1.448       1.453      1.301       1.000
  End of Period.............................       1.907      1.593       1.448      1.453       1.301
Number of Units Outstanding at End of Period
  (in thousands)............................      71.257     70.089      37.125     44.611      37.458


                                                          YEAR ENDED DECEMBER 31ST
                                              -----------------------------------------------
SUB-ACCOUNT                                     2012       2011      2010     2009     2008
--------------------------------------------  ---------  --------  -------  --------  -------

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................      0.779     0.840    0.763     0.602    1.006
  End of Period.............................      0.880     0.779    0.840     0.763    0.602
Number of Units Outstanding at End of Period
  (in thousands)............................    477.133   380.528  325.221   248.008   95.230
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................      0.525     0.660    0.593     0.450    0.953
  End of Period.............................      0.738     0.525    0.660     0.593    0.450
Number of Units Outstanding at End of Period
  (in thousands)............................    160.259    37.490   29.358    12.695    2.528
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................      0.899     0.830    0.662     0.536    0.920
  End of Period.............................      1.031     0.899    0.830     0.662    0.536
Number of Units Outstanding at End of Period
  (in thousands)............................     36.090    17.946    4.522     1.420    0.070
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND
   CLASS A ON JULY 31, 2010; NAME CHANGED FROM GOLDMAN SACHS
   TECHNOLOGY TOLLKEEPER FUND (CLASS A) ON JULY 31, 2015)
Unit Value:
  Beginning of Period.......................      1.077     1.258    1.026     0.614    1.141
  End of Period.............................      1.281     1.077    1.258     1.026    0.614
Number of Units Outstanding at End of Period
  (in thousands)............................    149.004    73.248  195.315     3.368    0.449
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.178     1.116    1.055     0.932    1.033
  End of Period.............................      1.241     1.178    1.116     1.055    0.932
Number of Units Outstanding at End of Period
  (in thousands)............................    199.007   165.413   58.311    45.730    2.966
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      0.876     0.873    0.769     0.617    0.997
  End of Period.............................      1.000     0.876    0.873     0.769    0.617
Number of Units Outstanding at End of Period
  (in thousands)............................     58.890    48.847   35.549    30.602    6.986


                                                                     YEAR ENDED DECEMBER 31ST
                               -----------------------------------------------------------------------------------------------------
SUB-ACCOUNT                       2017       2016      2015       2014       2013       2012       2011     2010     2009     2008
-----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -------  --------  -------  ------

GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON MAY 22, 2012; NAME CHANGED FROM
   GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND
   (SERVICE SHARES) ON APRIL 30, 2015)
Unit Value:
  Beginning of Period........      1.154      1.121      1.205      1.175      1.048        N/A      N/A       N/A      N/A     N/A
  End of Period..............      1.288      1.154      1.121      1.205      1.175      1.048      N/A       N/A      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).............     32.574     40.368     20.273     15.639      0.808     16.805      N/A       N/A      N/A     N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT MONEY MARKET FUND
   (SERVICE SHARES) ON APRIL 15, 2016)
Unit Value:
  Beginning of Period........      0.922      0.934      0.946      0.958      0.971      0.984    0.997     1.010    1.021   1.012
  End of Period..............      0.915      0.922      0.934      0.946      0.958      0.971    0.984     0.997    1.010   1.021
Number of Units Outstanding at End of Period
  (in thousands).............    307.478    286.052  1,598.743  1,304.363    646.085  1,186.090  811.717    33.204   14.544   2.202
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period........      1.648      1.646      1.760      1.605      1.230      1.043    1.101     0.934    0.597   1.022
  End of Period..............      2.065      1.648      1.646      1.760      1.605      1.230    1.043     1.101    0.934   0.597
Number of Units Outstanding at End of Period
  (in thousands).............     19.946     37.442     69.971     81.322     79.712     78.414   72.538    41.247   36.268   1.612
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period........      1.172      1.176      1.196      1.213      1.224      1.206    1.149     1.107    1.054   1.035
  End of Period..............      1.174      1.172      1.176      1.196      1.213      1.224    1.206     1.149    1.107   1.054
Number of Units Outstanding at End of Period
  (in thousands).............    140.422    194.650    365.787    411.454    356.584    393.780  416.427   104.957   32.971  11.293
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
(NAME CHANGED FROM TO THE GOLDMAN SACHS VIT GROWTH AND
   INCOME FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period........      1.318      1.200      1.274      1.146      0.874      0.745    0.814     0.744    0.639   0.987
  End of Period..............      1.425      1.318      1.200      1.274      1.146      0.874    0.745     0.814    0.744   0.639
Number of Units Outstanding at End of Period
  (in thousands).............     91.771     89.743    109.009    117.246    100.824     94.410   99.257   101.748  197.435  12.389


                                                                     YEAR ENDED DECEMBER 31ST
                             -------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                    2017        2016       2015       2014        2013       2012      2011      2010      2009     2008
---------------------------  ---------  ---------  ----------  ---------  ---------  ----------  -------  --------  -------  -------

GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period......      1.718      1.536       1.721      1.539      1.176       1.009    1.097     1.000      N/A      N/A
  End of Period............      1.880      1.718       1.536      1.721      1.539       1.176    1.009     1.097      N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)...........     19.185     18.716      62.390     17.027      8.728       0.082    0.386     0.083      N/A      N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED SMALL CAP
   EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period......      1.772      1.460       1.517      1.440      1.078       0.971    0.979     0.764    0.608    0.937
  End of Period............      1.945      1.772       1.460      1.517      1.440       1.078    0.971     0.979    0.764    0.608
Number of Units Outstanding at End of Period
  (in thousands)...........     57.604     54.090      47.426     39.575     36.825      30.869   26.357   161.646    4.392    2.522
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period......      1.570      1.565       1.537      1.373      1.054       0.893    0.931     0.854    0.586    1.024
  End of Period............      2.021      1.570       1.565      1.537      1.373       1.054    0.893     0.931    0.854    0.586
Number of Units Outstanding at End of Period
  (in thousands)...........     74.587     75.824      82.009     79.019     90.406     105.061  104.385   103.855  134.636   35.564
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON APRIL 23,
   2018)
Unit Value:
  Beginning of Period......      0.802      0.836       0.841      0.923      0.756       0.633    0.756     0.696    0.549    1.033
  End of Period............      0.999      0.802       0.836      0.841      0.923       0.756    0.633     0.756    0.696    0.549
Number of Units Outstanding at End of Period
  (in thousands)...........     63.624     64.994      59.448     55.521     78.265      55.627   45.546    29.017   24.896    3.522
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED U.S.
   EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period......      1.531      1.405       1.429      1.246      0.920       0.817    0.796     0.717    0.601    0.969
  End of Period............      1.872      1.531       1.405      1.429      1.246       0.920    0.817     0.796    0.717    0.601
Number of Units Outstanding at End of Period
  (in thousands)...........     22.715     34.498      35.950     78.607     19.373      15.789    9.500    28.596    4.853    1.470


                                                              YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------------
SUB-ACCOUNT                                      2017        2016        2015       2014        2013
--------------------------------------------  ----------  ----------  ---------  ----------  ----------

AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
(ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME
   PORTFOLIO (CLASS B) MERGED INTO THIS FUND ON APRIL 25, 2008;
   NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERMEDIATE
   BOND PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       1.385       1.345      1.365       1.302       1.351
  End of Period.............................       1.412       1.385      1.345       1.365       1.302
Number of Units Outstanding at End of Period
  (in thousands)............................     303.245     347.042    239.731     223.668     196.503
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERNATIONAL
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       0.620       0.634      0.627       0.679       0.561
  End of Period.............................       0.766       0.620      0.634       0.627       0.679
Number of Units Outstanding at End of Period
  (in thousands)............................     283.129      75.161     71.624      26.963      29.959
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31,
   2013; NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL CAP
   GROWTH PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       1.706       1.627      1.675       1.733       1.208
  End of Period.............................       2.253       1.706      1.627       1.675       1.733
Number of Units Outstanding at End of Period
  (in thousands)............................      76.318      80.521     95.324     104.685     106.703
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL/MID CAP
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       1.859       1.509      1.621       1.508       1.110
  End of Period.............................       2.070       1.859      1.509       1.621       1.508
Number of Units Outstanding at End of Period
  (in thousands)............................      80.903     120.610     97.969     101.149     175.963
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.780       1.674      1.689       1.533       1.186
  End of Period.............................       2.137       1.780      1.674       1.689       1.533
Number of Units Outstanding at End of Period
  (in thousands)............................     966.018     976.493    813.029     688.247     599.213


                                                         YEAR ENDED DECEMBER 31ST
                                              -----------------------------------------------
SUB-ACCOUNT                                      2012       2011      2010      2009    2008
--------------------------------------------  ----------  --------  --------  -------  ------

AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
(ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME
   PORTFOLIO (CLASS B) MERGED INTO THIS FUND ON APRIL 25, 2008;
   NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERMEDIATE
   BOND PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       1.293     1.232     1.146    0.982   1.046
  End of Period.............................       1.351     1.293     1.232    1.146   0.982
Number of Units Outstanding at End of Period
  (in thousands)............................     275.733   288.183    95.053   17.037   0.501
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERNATIONAL
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       0.497     0.625     0.608    0.458   0.994
  End of Period.............................       0.561     0.497     0.625    0.608   0.458
Number of Units Outstanding at End of Period
  (in thousands)............................      43.403    30.875    22.738   11.725   3.011
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31,
   2013; NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL CAP
   GROWTH PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       1.067     1.037     0.769    0.552   1.027
  End of Period.............................       1.208     1.067     1.037    0.769   0.552
Number of Units Outstanding at End of Period
  (in thousands)............................     126.058    87.405    17.725    7.393   1.307
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL/MID CAP
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period.......................       0.949     1.052     0.842    0.598   0.945
  End of Period.............................       1.110     0.949     1.052    0.842   0.598
Number of Units Outstanding at End of Period
  (in thousands)............................      64.890    48.380    12.706    0.406   1.077
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.035     1.078     1.000      N/A     N/A
  End of Period.............................       1.186     1.035     1.078      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     423.197   277.829    59.642      N/A     N/A


                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                     2017        2016        2015        2014        2013
--------------------------------------------  ---------  ----------  ----------  ----------  ---------

FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      2.047       1.696       1.757       1.696      1.246
  End of Period.............................      2.158       2.047       1.696       1.757      1.696
Number of Units Outstanding at End of Period
  (in thousands)............................     78.768      89.684      74.871      74.485     52.692
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.776       1.529       1.618       1.511      1.198
  End of Period.............................      1.975       1.776       1.529       1.618      1.511
Number of Units Outstanding at End of Period
  (in thousands)............................    543.666     444.572     365.796     382.705    412.756
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.258       1.217       1.239       1.206      1.116
  End of Period.............................      1.375       1.258       1.217       1.239      1.206
Number of Units Outstanding at End of Period
  (in thousands)............................      1.149       0.983       0.788       0.678      0.577
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.344       1.294       1.318       1.282      1.147
  End of Period.............................      1.497       1.344       1.294       1.318      1.282
Number of Units Outstanding at End of Period
  (in thousands)............................         --       2.514       2.311       2.097      1.799
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.365       1.310       1.334       1.294      1.149
  End of Period.............................      1.547       1.365       1.310       1.334      1.294
Number of Units Outstanding at End of Period
  (in thousands)............................     59.451      43.563       6.128      11.338     15.113
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.404       1.344       1.368       1.326      1.161
  End of Period.............................      1.611       1.404       1.344       1.368      1.326
Number of Units Outstanding at End of Period
  (in thousands)............................     68.208      66.524     129.545     129.044    128.885
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.474       1.409       1.435       1.386      1.173
  End of Period.............................      1.710       1.474       1.409       1.435      1.386
Number of Units Outstanding at End of Period
  (in thousands)............................    156.763     116.655      62.435      52.421     24.860


                                                          YEAR ENDED DECEMBER 31ST
                                              -----------------------------------------------
SUB-ACCOUNT                                      2012      2011     2010      2009      2008
--------------------------------------------  ---------  --------  -------  --------  -------

FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.064     1.096    1.000       N/A      N/A
  End of Period.............................      1.246     1.064    1.096       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     13.380     8.845    0.013       N/A      N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.036     1.045    1.000       N/A      N/A
  End of Period.............................      1.198     1.036    1.045       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     34.610    37.378    0.047       N/A      N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.034     1.049    1.000       N/A      N/A
  End of Period.............................      1.116     1.034    1.049       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      0.479     0.310    0.089       N/A      N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.042     1.060    1.000       N/A      N/A
  End of Period.............................      1.147     1.042    1.060       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      1.483     0.960    0.208       N/A      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.040     1.060    1.000       N/A      N/A
  End of Period.............................      1.149     1.040    1.060       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     12.429    10.055    1.499       N/A      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.041     1.068    1.000       N/A      N/A
  End of Period.............................      1.161     1.041    1.068       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     95.410    73.672   18.414       N/A      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.036     1.074    1.000       N/A      N/A
  End of Period.............................      1.173     1.036    1.074       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     14.014     5.225    0.214       N/A      N/A


                                                              YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------------
SUB-ACCOUNT                                      2017        2016        2015        2014       2013
--------------------------------------------  ----------  ----------  ----------  ----------  ---------

FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.498       1.427       1.454       1.406      1.173
  End of Period.............................       1.785       1.498       1.427       1.454      1.406
Number of Units Outstanding at End of Period
  (in thousands)............................      69.846      63.651      58.551      44.767     30.915
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.541       1.466       1.493       1.445      1.176
  End of Period.............................       1.872       1.541       1.466       1.493      1.445
Number of Units Outstanding at End of Period
  (in thousands)............................     128.168     100.206      73.861      54.416     63.806
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.549       1.473       1.500       1.451      1.176
  End of Period.............................       1.885       1.549       1.473       1.500      1.451
Number of Units Outstanding at End of Period
  (in thousands)............................     572.174     631.329     631.295     348.277    142.159
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.559       1.482       1.510       1.461      1.177
  End of Period.............................       1.898       1.559       1.482       1.510      1.461
Number of Units Outstanding at End of Period
  (in thousands)............................      19.072      18.163      16.667      17.491     16.488
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.563       1.486       1.514       1.465      1.177
  End of Period.............................       1.902       1.563       1.486       1.514      1.465
Number of Units Outstanding at End of Period
  (in thousands)............................      41.931      73.609      75.343      72.695     52.982
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.156       1.124       1.145       1.121      1.079
  End of Period.............................       1.236       1.156       1.124       1.145      1.121
Number of Units Outstanding at End of Period
  (in thousands)............................          --       3.219       3.223          --      0.369
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       2.035       2.061       1.982       1.794      1.321
  End of Period.............................       2.696       2.035       2.061       1.982      1.794
Number of Units Outstanding at End of Period
  (in thousands)............................     150.303     135.631     144.164     130.193    162.635


                                                          YEAR ENDED DECEMBER 31ST
                                              ------------------------------------------------
SUB-ACCOUNT                                      2012       2011      2010      2009     2008
--------------------------------------------  ----------  --------  --------  --------  ------

FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.032     1.076     1.000       N/A     N/A
  End of Period.............................       1.173     1.032     1.076       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      31.606    22.162    18.744       N/A     N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.022     1.081     1.000       N/A     N/A
  End of Period.............................       1.176     1.022     1.081       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      18.037     6.221       N/A       N/A     N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.022     1.082     1.000       N/A     N/A
  End of Period.............................       1.176     1.022     1.082       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      41.805    14.886     2.356       N/A     N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.019     1.083     1.000       N/A     N/A
  End of Period.............................       1.177     1.019     1.083       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................       8.942     3.294     0.667       N/A     N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.016     1.085     1.000       N/A     N/A
  End of Period.............................       1.177     1.016     1.085       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      19.884    13.608     8.338       N/A     N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.029     1.029     1.000       N/A     N/A
  End of Period.............................       1.079     1.029     1.029       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................       0.197        --        --       N/A     N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.122     1.115     1.000       N/A     N/A
  End of Period.............................       1.321     1.122     1.115       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     238.541   193.920    10.646       N/A     N/A


                                                               YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------------
SUB-ACCOUNT                                      2017        2016        2015        2014        2013
--------------------------------------------  ----------  ----------  ----------  ----------  ---------

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.934       1.756       1.761       1.575      1.209
  End of Period.............................       2.318       1.934       1.756       1.761      1.575
Number of Units Outstanding at End of Period
  (in thousands)............................     899.948     738.361     607.565     418.871    162.709
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.716       1.553       1.600       1.528      1.140
  End of Period.............................       2.041       1.716       1.553       1.600      1.528
Number of Units Outstanding at End of Period
  (in thousands)............................     368.293     376.607     325.975     317.421    296.168
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.211       1.295       1.270       1.403      1.092
  End of Period.............................       1.554       1.211       1.295       1.270      1.403
Number of Units Outstanding at End of Period
  (in thousands)............................      18.778      14.401      29.801       8.438      7.342
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.216       1.141       1.178       1.155      1.170
  End of Period.............................       1.291       1.216       1.141       1.178      1.155
Number of Units Outstanding at End of Period
  (in thousands)............................     497.709     509.011     463.583     468.005    308.093
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       1.391       1.236       1.347       1.305      1.160
  End of Period.............................       1.506       1.391       1.236       1.347      1.305
Number of Units Outstanding at End of Period
  (in thousands)............................   1,191.966   1,181.684   1,112.090   1,176.733  1,055.510
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       1.437       1.298       1.365       1.308      1.039
  End of Period.............................       1.541       1.437       1.298       1.365      1.308
Number of Units Outstanding at End of Period
  (in thousands)............................     820.711     717.021     642.894     637.112    540.989


                                                          YEAR ENDED DECEMBER 31ST
                                              -----------------------------------------------
SUB-ACCOUNT                                      2012      2011      2010      2009     2008
--------------------------------------------  ---------  --------  --------  --------  ------

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.060     1.063    1.000       N/A      N/A
  End of Period.............................      1.209     1.060    1.063       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     34.926    11.997       --       N/A      N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.008     1.146    1.000       N/A      N/A
  End of Period.............................      1.140     1.008    1.146       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................    246.325   135.562  101.305       N/A      N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      0.919     1.127    1.000       N/A      N/A
  End of Period.............................      1.092     0.919    1.127       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      1.558     0.721  117.725       N/A      N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.075     1.043    1.000       N/A      N/A
  End of Period.............................      1.170     1.075    1.043       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................    446.255   216.352    6.761       N/A      N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................      1.043     1.032    0.928     0.694    0.999
  End of Period.............................      1.160     1.043    1.032     0.928    0.694
Number of Units Outstanding at End of Period
  (in thousands)............................  1,004.678   848.228  502.176   275.823   12.017
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................      0.928     0.969    0.877     0.721    1.021
  End of Period.............................      1.039     0.928    0.969     0.877    0.721
Number of Units Outstanding at End of Period
  (in thousands)............................    460.974   432.360  201.454   133.519    8.181


                                                              YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------------
SUB-ACCOUNT                                      2017       2016        2015        2014        2013
--------------------------------------------  ----------  ---------  ----------  ----------  ----------

FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       1.329      1.160       1.236       1.169       0.924
  End of Period.............................       1.421      1.329       1.160       1.236       1.169
Number of Units Outstanding at End of Period
  (in thousands)............................     193.143    203.109     104.134      85.632      75.587
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       1.743      1.356       1.484       1.495       1.112
  End of Period.............................       1.903      1.743       1.356       1.484       1.495
Number of Units Outstanding at End of Period
  (in thousands)............................      75.296    102.056      73.893      87.748      79.808
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       1.060      0.979       1.061       1.106       0.857
  End of Period.............................       1.239      1.060       0.979       1.061       1.106
Number of Units Outstanding at End of Period
  (in thousands)............................      90.580     87.976      84.077      71.612      54.076
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS
   FUND ON APRIL 27, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II SHARES)
   ON APRIL 30, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. AMERICAN FRANCHISE FUND
   (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period.......................       1.397      1.387       1.342       1.257       0.911
  End of Period.............................       1.752      1.397       1.387       1.342       1.257
Number of Units Outstanding at End of Period
  (in thousands)............................      13.032     12.410      11.168      10.588       9.021
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.......................       1.427      1.314       1.417       1.331       1.046
  End of Period.............................       1.590      1.427       1.314       1.417       1.331
Number of Units Outstanding at End of Period
  (in thousands)............................     134.206    146.467     137.657     137.743     136.075


                                                          YEAR ENDED DECEMBER 31ST
                                              -------------------------------------------------
SUB-ACCOUNT                                      2012       2011      2010      2009     2008
--------------------------------------------  ----------  --------  --------  --------  -------

FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       0.819     0.839     0.764     0.614    0.989
  End of Period.............................       0.924     0.819     0.839     0.764    0.614
Number of Units Outstanding at End of Period
  (in thousands)............................     105.780   119.274    86.449    55.041   11.769
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       0.951     1.001     0.791     0.621    0.939
  End of Period.............................       1.112     0.951     1.001     0.791    0.621
Number of Units Outstanding at End of Period
  (in thousands)............................      88.781    75.567    38.192    27.518    5.573
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.......................       0.717     0.781     0.737     0.569    1.000
  End of Period.............................       0.857     0.717     0.781     0.737    0.569
Number of Units Outstanding at End of Period
  (in thousands)............................      43.024    60.909    22.438     6.808    1.692
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS
   FUND ON APRIL 27, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II SHARES)
   ON APRIL 30, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. AMERICAN FRANCHISE FUND
   (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period.......................         N/A       N/A       N/A       N/A      N/A
  End of Period.............................       0.911       N/A       N/A       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................       7.400       N/A       N/A       N/A      N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.......................       0.933     0.948     0.879     0.696    1.012
  End of Period.............................       1.046     0.933     0.948     0.879    0.696
Number of Units Outstanding at End of Period
  (in thousands)............................     120.981   113.984   111.532   137.605    1.185


                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                      2017        2016      2015        2014        2013
--------------------------------------------  ----------  ---------  ---------  ----------  ----------

INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.......................       1.787      2.051      2.019       1.714       1.239
  End of Period.............................       2.039      1.787      2.051       2.019       1.714
Number of Units Outstanding at End of Period
  (in thousands)............................     151.637    156.850    156.879     192.098     244.423
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
(INVESTMENT OPTION ADDED ON JUNE 2, 2014)
Unit Value:
  Beginning of Period.......................       1.048      0.938      0.993         N/A         N/A
  End of Period.............................       1.186      1.048      0.938       0.993         N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      41.969     33.253      5.970       0.997         N/A
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN ENTERPRISE PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period.......................       1.925      1.740      1.699       1.533       1.177
  End of Period.............................       2.415      1.925      1.740       1.699       1.533
Number of Units Outstanding at End of Period
  (in thousands)............................     169.183    179.242    131.868      79.594      75.826
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN FORTY PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period.......................       1.692      1.682      1.522       1.422       1.101
  End of Period.............................       2.171      1.692      1.682       1.522       1.422
Number of Units Outstanding at End of Period
  (in thousands)............................     210.608    234.118    214.116     171.463     173.414
JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN PERKINS MID CAP VALUE
   PORTFOLIO (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period.......................       1.648      1.406      1.479       1.382       1.113
  End of Period.............................       1.849      1.648      1.406       1.479       1.382
Number of Units Outstanding at End of Period
  (in thousands)............................     276.734    281.621    244.521     225.663     206.274


                                                          YEAR ENDED DECEMBER 31ST
                                              -----------------------------------------------
SUB-ACCOUNT                                      2012     2011      2010      2009      2008
--------------------------------------------  ---------  -------  --------  --------  -------

INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.......................      1.041    1.017     1.000       N/A      N/A
  End of Period.............................      1.239    1.041     1.017       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     57.770   59.054     0.137       N/A      N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
(INVESTMENT OPTION ADDED ON JUNE 2, 2014)
Unit Value:
  Beginning of Period.......................        N/A      N/A       N/A       N/A      N/A
  End of Period.............................        N/A      N/A       N/A       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................        N/A      N/A       N/A       N/A      N/A
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN ENTERPRISE PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period.......................      1.019    1.050     0.847     0.594    1.071
  End of Period.............................      1.177    1.019     1.050     0.847    0.594
Number of Units Outstanding at End of Period
  (in thousands)............................     68.811   62.508    50.976    42.666    2.176
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN FORTY PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period.......................      0.900    0.980     0.933     0.647    1.178
  End of Period.............................      1.101    0.900     0.980     0.933    0.647
Number of Units Outstanding at End of Period
  (in thousands)............................    392.438  175.509   123.968    76.802    6.017
JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN PERKINS MID CAP VALUE
   PORTFOLIO (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period.......................      1.018    1.063     0.934     0.712    1.002
  End of Period.............................      1.113    1.018     1.063     0.934    0.712
Number of Units Outstanding at End of Period
  (in thousands)............................    197.568  172.712   150.107   146.417    4.979


                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                      2017        2016        2015        2014      2013
--------------------------------------------  ----------  ----------  ----------  ---------  ---------

MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       1.684       1.568       1.624      1.779      1.276
  End of Period.............................       2.100       1.684       1.568      1.624      1.779
Number of Units Outstanding at End of Period
  (in thousands)............................     128.361     113.257      87.042     77.923    148.034
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       1.591       1.449       1.723      1.552      1.308
  End of Period.............................       1.798       1.591       1.449      1.723      1.552
Number of Units Outstanding at End of Period
  (in thousands)............................     140.456     124.977     126.159    158.300     93.277
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013; NAME CHANGED FROM
   OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
   ON APRIL 30, 2015)
Unit Value:
  Beginning of Period.......................       0.987       0.952       0.959      0.900      0.808
  End of Period.............................       1.061       0.987       0.952      0.959      0.900
Number of Units Outstanding at End of Period
  (in thousands)............................     248.287     247.525     253.286    264.566    264.812
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.......................       1.271       1.290       1.261      1.251      0.998
  End of Period.............................       1.710       1.271       1.290      1.261      1.251
Number of Units Outstanding at End of Period
  (in thousands)............................     516.983     508.913     575.150    477.894    520.725
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA
   SERVICE SHARES ON APRIL 30, 2010; OPPENHEIMER HIGH INCOME
   FUND/VA (SERVICE SHARES) MERGED INTO THIS FUND
   ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.......................       1.304       1.243       1.292      1.277      1.299
  End of Period.............................       1.365       1.304       1.243      1.292      1.277
Number of Units Outstanding at End of Period
  (in thousands)............................     240.986     252.366     276.733    347.530    520.435


                                                           YEAR ENDED DECEMBER 31ST
                                              -------------------------------------------------
SUB-ACCOUNT                                      2012       2011      2010      2009      2008
--------------------------------------------  ----------  --------  --------  --------  -------

MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       1.069     1.210     1.000       N/A      N/A
  End of Period.............................       1.276     1.069     1.210       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      28.690    46.961     4.574       N/A      N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       1.171     1.114     1.000       N/A      N/A
  End of Period.............................       1.308     1.171     1.114       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      90.406   136.877     2.899       N/A      N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013; NAME CHANGED FROM
   OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
   ON APRIL 30, 2015)
Unit Value:
  Beginning of Period.......................       0.730     0.737     0.663     0.552    0.993
  End of Period.............................       0.808     0.730     0.737     0.663    0.552
Number of Units Outstanding at End of Period
  (in thousands)............................     312.593   284.490   249.744   119.917   14.298
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.......................       0.836     0.926     0.811     0.590    1.001
  End of Period.............................       0.998     0.836     0.926     0.811    0.590
Number of Units Outstanding at End of Period
  (in thousands)............................     419.215   403.251   321.968   269.340   22.947
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA
   SERVICE SHARES ON APRIL 30, 2010; OPPENHEIMER HIGH INCOME
   FUND/VA (SERVICE SHARES) MERGED INTO THIS FUND
   ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.......................       1.163     1.170     1.033     0.884    1.047
  End of Period.............................       1.299     1.163     1.170     1.033    0.884
Number of Units Outstanding at End of Period
  (in thousands)............................     577.767   167.046   230.191    41.064   10.859


                                                                     YEAR ENDED DECEMBER 31ST
                             -------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                     2017        2016       2015        2014       2013      2012       2011     2010      2009     2008
---------------------------  ----------  ----------  ---------  ---------  ---------  ---------  -------  --------  -------  -------

OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
(NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 29, 2011; NAME CHANGED
   FROM THE OPPENHEIMER MAIN STREET SMALL- & MID-CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period......      1.768        1.522      1.642      1.490      1.073      0.924    0.959     0.790    0.584    0.954
  End of Period............      1.987        1.768      1.522      1.642      1.490      1.073    0.924     0.959    0.790    0.584
Number of Units Outstanding at End of Period
  (in thousands)...........    326.056      276.990    179.166    117.185     83.745     58.362   50.246    51.968   23.148   12.693
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period......      1.459        1.272      1.376      1.214      0.927      0.847    0.912     0.783    0.634    0.969
  End of Period............      1.625        1.459      1.272      1.376      1.214      0.927    0.847     0.912    0.783    0.634
Number of Units Outstanding at End of Period
  (in thousands)...........    147.057      186.824    167.234    167.548    133.593    156.417  145.482   129.451   84.029    5.153
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
(NAME CHANGED FROM THE PIONEER GROWTH OPPORTUNITIES VCT
   PORTFOLIO (CLASS I) ON MAY 1, 2013)
Unit Value:
  Beginning of Period......      1.609        1.571      1.566      1.450      1.031      0.976    1.012     0.853    0.598    0.938
  End of Period............      2.065        1.609      1.571      1.566      1.450      1.031    0.976     1.012    0.853    0.598
Number of Units Outstanding at End of Period
  (in thousands)...........    242.314      249.951    282.755    298.833    295.048    293.968  269.437   258.296  221.457    0.685

    TABLE 2--CONTRACT WITH OPTIONAL STEP-UP DEATH BENEFIT OPTION ELECTED (SEPARATE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                             2017      2016      2015     2014      2013      2012      2011      2010     2009     2008
------------------------------------  --------  --------  -------   -------  --------  --------  --------  -------   -------  ------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.139     1.100    1.127     1.118     1.048     0.968     1.001    0.937     0.793   1.012
  End of Period.....................     1.247     1.139    1.100     1.127     1.118     1.048     0.968    1.001     0.937   0.793
Number of Units Outstanding at End of Period
  (in thousands)....................        --        --       --        --        --        --        --       --        --      --
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.084     1.030    1.037     1.022     0.840     0.729     0.800    0.721     0.566   1.002
  End of Period.....................     1.345     1.084    1.030     1.037     1.022     0.840     0.729    0.800     0.721   0.566
Number of Units Outstanding at End of Period
  (in thousands)....................        --        --       --        --        --        --        --       --        --      --
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.098     1.054    1.076     1.069     0.959     0.866     0.911    0.840     0.677   1.012
  End of Period.....................     1.257     1.098    1.054     1.076     1.069     0.959     0.866    0.911     0.840   0.677
Number of Units Outstanding at End of Period
  (in thousands)....................        --        --       --        --        --        --        --       --        --      --
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.055     1.010    1.023     1.015     0.871     0.772     0.834    0.760     0.600   1.005
  End of Period.....................     1.258     1.055    1.010     1.023     1.015     0.871     0.772    0.834     0.760   0.600
Number of Units Outstanding at End of Period
  (in thousands)....................   137.183   137.183  137.183   136.249   136.249   136.249   136.249  136.249   117.390      --
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period...............     0.705     0.729    0.757     0.761     0.730     0.520     0.656    0.591     0.449   0.953
  End of Period.....................     0.819     0.705    0.729     0.757     0.761     0.730     0.520    0.656     0.591   0.449
Number of Units Outstanding at End of Period
  (in thousands)....................        --        --       --        --        --        --        --       --        --      --
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period...............     1.382     1.331    1.310     1.026     1.020     0.891     0.824    0.658     0.534   0.919
  End of Period.....................     1.390     1.382    1.331     1.310     1.026     1.020     0.891    0.824     0.658   0.534
Number of Units Outstanding at End of Period
  (in thousands)....................        --        --       --        --        --        --        --       --        --      --


                                                                           YEAR ENDED DECEMBER 31ST
                                          ------------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2017     2016      2015     2014      2013     2012      2011     2010      2009    2008
----------------------------------------  -------   -------  -------   -------  -------  --------  -------  --------  -------  -----

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND
   CLASS A ON JULY 31, 2010; NAME CHANGED FROM GOLDMAN SACHS
   TECHNOLOGY TOLLKEEPER FUND (CLASS A) ON JULY 31, 2015)
Unit Value:
  Beginning of Period...................    1.929     1.845    1.740     1.605    1.267     1.068    1.250     1.021    0.612  1.140
  End of Period.........................    2.623     1.929    1.845     1.740    1.605     1.267    1.068     1.250    1.021  0.612
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................    1.240     1.226    1.241     1.193    1.228     1.168    1.109     1.050    0.930  1.032
  End of Period.........................    1.260     1.240    1.226     1.241    1.193     1.228    1.168     1.109    1.050  0.930
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................    1.563     1.424    1.432     1.284    0.989     0.869    0.867     0.766    0.616  0.996
  End of Period.........................    1.867     1.563    1.424     1.432    1.284     0.989    0.869     0.867    0.766  0.616
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON MAY 22, 2012; NAME CHANGED FROM
   GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND
   (SERVICE SHARES) ON APRIL 30, 2015)
Unit Value:
  Beginning of Period...................    1.143     1.112    1.199     1.171    1.047       N/A      N/A       N/A      N/A    N/A
  End of Period.........................    1.274     1.143    1.112     1.199    1.171     1.047      N/A       N/A      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --      N/A       N/A      N/A    N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT MONEY MARKET FUND
   (SERVICE SHARES) ON APRIL 15, 2016)
Unit Value:
  Beginning of Period...................    0.904     0.918    0.932     0.946    0.960     0.975    0.990     1.005    1.019  1.011
  End of Period.........................    0.895     0.904    0.918     0.932    0.946     0.960    0.975     0.990    1.005  1.019
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................    1.617     1.619    1.734     1.584    1.217     1.034    1.093     0.930    0.595  1.021
  End of Period.........................    2.022     1.617    1.619     1.734    1.584     1.217    1.034     1.093    0.930  0.595
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --


                                                                           YEAR ENDED DECEMBER 31ST
                                          ------------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2017     2016      2015     2014      2013     2012     2011      2010     2009     2008
----------------------------------------  -------   -------  -------  --------  -------  --------  -------  --------  -------  -----

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period...................    1.150     1.156    1.178     1.197    1.211     1.196    1.142     1.102    1.051  1.034
  End of Period.........................    1.149     1.150    1.156     1.178    1.197     1.211    1.196     1.142    1.102  1.051
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
(NAME CHANGED FROM TO THE GOLDMAN SACHS VIT GROWTH AND
   INCOME FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period...................    1.293     1.180    1.255     1.132    0.864     0.738    0.808     0.740    0.637  0.986
  End of Period.........................    1.396     1.293    1.180     1.255    1.132     0.864    0.738     0.808    0.740  0.637
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................    1.695     1.519    1.704     1.527    1.170     1.005    1.095     1.000      N/A    N/A
  End of Period.........................    1.851     1.695    1.519     1.704    1.527     1.170    1.005     1.095      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --      N/A    N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED SMALL CAP
   EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period...................    1.739     1.435    1.494     1.422    1.066     0.962    0.973     0.761    0.607  0.937
  End of Period.........................    1.905     1.739    1.435     1.494    1.422     1.066    0.962     0.973    0.761  0.607
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH
   FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period...................    1.541     1.538    1.514     1.356    1.043     0.885    0.925     0.850    0.585  1.023
  End of Period.........................    1.979     1.541    1.538     1.514    1.356     1.043    0.885     0.925    0.850  0.585
Number of Units Outstanding at End of Period
  (in thousands)........................       --        --       --        --       --        --       --        --       --     --


                                                                         YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2017     2016      2015      2014      2013     2012      2011      2010      2009    2008
-------------------------------------  -------   -------  --------  --------  -------   -------  --------  --------  -------   -----

GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON APRIL 23, 2018)
Unit Value:
  Beginning of Period................    0.787     0.822     0.828     0.911    0.748     0.628     0.751     0.693    0.548   1.033
  End of Period......................    0.978     0.787     0.822     0.828    0.911     0.748     0.628     0.751    0.693   0.548
Number of Units Outstanding at End of Period
  (in thousands).....................       --        --        --        --       --        --        --        --       --      --
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED
   U.S. EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period................    1.503     1.381     1.408     1.230    0.910     0.810     0.791     0.713    0.599   0.968
  End of Period......................    1.833     1.503     1.381     1.408    1.230     0.910     0.810     0.791    0.713   0.599
Number of Units Outstanding at End of Period
  (in thousands).....................       --        --        --        --       --        --        --        --       --      --
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
(ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME
   PORTFOLIO (CLASS B) MERGED INTO THIS FUND ON APRIL 25, 2008;
   NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERMEDIATE
   BOND PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period................    1.359     1.322     1.345     1.285    1.336     1.282     1.223     1.140    0.979   1.046
  End of Period......................    1.383     1.359     1.322     1.345    1.285     1.336     1.282     1.223    1.140   0.979
Number of Units Outstanding at End of Period
  (in thousands).....................       --        --        --        --       --        --        --        --       --      --
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERNATIONAL
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period................    0.609     0.623     0.618     0.670    0.555     0.493     0.621     0.605    0.457   0.993
  End of Period......................    0.750     0.609     0.623     0.618    0.670     0.555     0.493     0.621    0.605   0.457
Number of Units Outstanding at End of Period
  (in thousands).....................       --        --        --        --       --        --        --        --       --      --
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31,
   2013; NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL CAP
   GROWTH PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period................    1.674     1.600     1.650     1.711    1.195     1.057     1.030     0.766    0.550   1.027
  End of Period......................    2.206     1.674     1.600     1.650    1.711     1.195     1.057     1.030    0.766   0.550
Number of Units Outstanding at End of Period
  (in thousands).....................       --        --        --        --       --        --        --        --       --      --


                                                                        YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017       2016      2015      2014      2013      2012      2011      2010      2009     2008
---------------------------------  --------   -------   --------  --------  --------  --------  --------  --------   -------   -----

AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL/MID CAP
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period............     1.824     1.484      1.597     1.488     1.098     0.941     1.045     0.838     0.597   0.944
  End of Period..................     2.027     1.824      1.484     1.597     1.488     1.098     0.941     1.045     0.838   0.597
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --        --        --        --        --      --
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.756     1.655      1.674     1.522     1.180     1.031     1.077     1.000       N/A     N/A
  End of Period..................     2.104     1.756      1.655     1.674     1.522     1.180     1.031     1.077       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --        --        --        --       N/A     N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     2.020     1.677      1.740     1.684     1.239     1.061     1.094     1.000       N/A     N/A
  End of Period..................     2.125     2.020      1.677     1.740     1.684     1.239     1.061     1.094       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --        --        --        --       N/A     N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.752     1.511      1.602     1.500     1.191     1.033     1.043     1.000       N/A     N/A
  End of Period..................     1.945     1.752      1.511     1.602     1.500     1.191     1.033     1.043       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --        --        --        --       N/A     N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.241     1.203      1.227     1.197     1.110     1.031     1.047     1.000       N/A     N/A
  End of Period..................     1.354     1.241      1.203     1.227     1.197     1.110     1.031     1.047       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --        --        --        --       N/A     N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.326     1.279      1.306     1.272     1.141     1.038     1.058     1.000       N/A     N/A
  End of Period..................     1.474     1.326      1.279     1.306     1.272     1.141     1.038     1.058       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --        --        --        --       N/A     N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.347     1.295      1.322     1.285     1.143     1.037     1.058     1.000       N/A     N/A
  End of Period..................     1.523     1.347      1.295     1.322     1.285     1.143     1.037     1.058       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --        --        --        --       N/A     N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2017      2016      2015      2014      2013      2012      2011      2010      2009     2008
-----------------------------------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -----

FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.385     1.329     1.356     1.316     1.155     1.037     1.066     1.000       N/A    N/A
  End of Period....................     1.586     1.385     1.329     1.356     1.316     1.155     1.037     1.066       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --       N/A    N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.454     1.393     1.421     1.376     1.167     1.032     1.073     1.000       N/A    N/A
  End of Period....................     1.684     1.454     1.393     1.421     1.376     1.167     1.032     1.073       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --       N/A    N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.478     1.411     1.440     1.396     1.167     1.029     1.075     1.000       N/A    N/A
  End of Period....................     1.757     1.478     1.411     1.440     1.396     1.167     1.029     1.075       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --       N/A    N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.520     1.449     1.479     1.434     1.170     1.018     1.080     1.000       N/A    N/A
  End of Period....................     1.843     1.520     1.449     1.479     1.434     1.170     1.018     1.080       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --       N/A    N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.528     1.456     1.486     1.441     1.170     1.018     1.080     1.000       N/A    N/A
  End of Period....................     1.856     1.528     1.456     1.486     1.441     1.170     1.018     1.080       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --       N/A    N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.538     1.465     1.496     1.451     1.171     1.016     1.081     1.000       N/A    N/A
  End of Period....................     1.868     1.538     1.465     1.496     1.451     1.171     1.016     1.081       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --       N/A    N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.542     1.469     1.500     1.454     1.170     1.012     1.083     1.000       N/A    N/A
  End of Period....................     1.873     1.542     1.469     1.500     1.454     1.170     1.012     1.083       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --       N/A    N/A


                                                                        YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017      2016      2015       2014      2013      2012      2011      2010       2009     2008
---------------------------------  --------  --------  --------   --------  --------  --------  --------  --------   --------  -----

FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.140     1.111     1.135      1.112     1.073     1.026     1.027     1.000        N/A    N/A
  End of Period..................     1.217     1.140     1.111      1.135     1.112     1.073     1.026     1.027        N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --         --        --        --        --        --        N/A    N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     2.008     2.037     1.963      1.781     1.314     1.118     1.113     1.000        N/A    N/A
  End of Period..................     2.654     2.008     2.037      1.963     1.781     1.314     1.118     1.113        N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --         --        --        --        --        --        N/A    N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.908     1.736     1.744      1.563     1.203     1.056     1.062     1.000        N/A    N/A
  End of Period..................     2.282     1.908     1.736      1.744     1.563     1.203     1.056     1.062        N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --         --        --        --        --        --        N/A    N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.693     1.535     1.584      1.517     1.134     1.005     1.144     1.000        N/A    N/A
  End of Period..................     2.010     1.693     1.535      1.584     1.517     1.134     1.005     1.144        N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --         --        --        --        --        --        N/A    N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.195     1.280     1.258      1.393     1.086     0.916     1.125     1.000        N/A    N/A
  End of Period..................     1.530     1.195     1.280      1.258     1.393     1.086     0.916     1.125        N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --         --        --        --        --        --        N/A    N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.200     1.127     1.167      1.146     1.163     1.071     1.041     1.000        N/A    N/A
  End of Period..................     1.271     1.200     1.127      1.167     1.146     1.163     1.071     1.041        N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --         --        --        --        --        --        N/A    N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period............     1.365     1.215     1.327      1.288     1.147     1.034     1.025     0.924      0.692  0.998
  End of Period..................     1.474     1.365     1.215      1.327     1.288     1.147     1.034     1.025      0.924  0.692
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --         --        --        --        --        --         --     --


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2017      2016      2015      2014      2013      2012      2011      2010      2009     2008
-----------------------------------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -----

FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.410     1.276     1.345     1.292     1.028     0.920     0.963     0.873     0.719  1.020
  End of Period....................     1.509     1.410     1.276     1.345     1.292     1.028     0.920     0.963     0.873  0.719
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --        --     --
FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.304     1.140     1.218     1.154     0.914     0.812     0.833     0.760     0.612  0.989
  End of Period....................     1.391     1.304     1.140     1.218     1.154     0.914     0.812     0.833     0.760  0.612
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --        --     --
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.710     1.333     1.462     1.476     1.100     0.943     0.995     0.788     0.619  0.938
  End of Period....................     1.864     1.710     1.333     1.462     1.476     1.100     0.943     0.995     0.788  0.619
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --        --     --
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.040     0.963     1.045     1.092     0.848     0.711     0.776     0.733     0.568  0.999
  End of Period....................     1.214     1.040     0.963     1.045     1.092     0.848     0.711     0.776     0.733  0.568
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --        --        --        --     --
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS
   FUND ON APRIL 27, 2012; NAME CHANGED FROM THE INVESCO VAN
   KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II SHARES)
   ON APRIL 30, 2012; NAME CHANGED FROM INVESCO
   VAN KAMPEN V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
   ON MAY 1, 2013)
Unit Value:
  Beginning of Period..............     1.371     1.364     1.322     1.241     0.901       N/A       N/A       N/A       N/A    N/A
  End of Period....................     1.716     1.371     1.364     1.322     1.241     0.901       N/A       N/A       N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --       N/A       N/A       N/A    N/A


                                                                       YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017      2016      2015      2014      2013       2012      2011      2010      2009     2008
---------------------------------  --------  --------  --------  --------  --------   -------   --------  --------  --------  ------

INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period............     1.400     1.292     1.396     1.314     1.034     0.924      0.941     0.875     0.694   1.011
  End of Period..................     1.557     1.400     1.292     1.396     1.314     1.034      0.924     0.941     0.875   0.694
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --        --        --         --        --        --      --
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period............     1.763     2.027     2.000     1.701     1.232     1.037      1.015     1.000       N/A     N/A
  End of Period..................     2.007     1.763     2.027     2.000     1.701     1.232      1.037     1.015       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --        --        --         --        --        --      --
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
(INVESTMENT OPTION ADDED ON JUNE 2, 2014)
Unit Value:
  Beginning of Period............     1.043     0.935     0.992       N/A       N/A       N/A        N/A       N/A       N/A     N/A
  End of Period..................     1.178     1.043     0.935     0.992       N/A       N/A        N/A       N/A       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --       N/A       N/A        N/A       N/A       N/A     N/A
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN ENTERPRISE PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period............     1.889     1.711     1.674     1.514     1.164     1.010      1.043     0.843     0.593   1.071
  End of Period..................     2.365     1.889     1.711     1.674     1.514     1.164      1.010     1.043     0.843   0.593
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --        --        --         --        --        --      --
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN FORTY PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period............     1.660     1.654     1.500     1.404     1.089     0.892      0.974     0.928     0.645   1.177
  End of Period..................     2.126     1.660     1.654     1.500     1.404     1.089      0.892     0.974     0.928   0.645
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --        --        --         --        --        --      --


                                                                        YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017      2016      2015       2014      2013      2012      2011      2010      2009     2008
---------------------------------  --------  --------   -------   --------  --------  --------  --------  --------  --------  ------

JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN PERKINS MID CAP VALUE
   PORTFOLIO (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period............     1.617     1.383     1.457     1.364      1.101     1.009     1.056     0.929     0.710   0.999
  End of Period..................     1.810     1.617     1.383     1.457      1.364     1.101     1.009     1.056     0.929   0.710
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --         --        --        --        --        --      --
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period............     1.661     1.550     1.608     1.765      1.269     1.066     1.209     1.000       N/A     N/A
  End of Period..................     2.068     1.661     1.550     1.608      1.765     1.269     1.066     1.209       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --         --        --        --        --       N/A     N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period............     1.570     1.433     1.707     1.541      1.301     1.167     1.112     1.000       N/A     N/A
  End of Period..................     1.771     1.570     1.433     1.707      1.541     1.301     1.167     1.112       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --         --        --        --        --       N/A     N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013; NAME CHANGED FROM
   OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
   ON APRIL 30, 2015)
Unit Value:
  Beginning of Period............     0.968     0.936     0.945     0.888      0.799     0.724     0.732     0.660     0.551   0.993
  End of Period..................     1.039     0.968     0.936     0.945      0.888     0.799     0.724     0.732     0.660   0.551
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --         --        --        --        --        --      --
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period............     1.247     1.268     1.242     1.235      0.988     0.829     0.920     0.807     0.588   1.001
  End of Period..................     1.675     1.247     1.268     1.242      1.235     0.988     0.829     0.920     0.807   0.588
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --         --        --        --        --        --      --


                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                               2017     2016      2015      2014     2013      2012     2011      2010      2009    2008
--------------------------------------  -------   -------  --------  -------  --------  --------  -------  --------  -------   -----

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA
   SERVICE SHARES ON APRIL 30, 2010; OPPENHEIMER HIGH INCOME
   FUND/VA (SERVICE SHARES) MERGED INTO THIS FUND
   ON OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.................    1.279     1.222     1.273    1.261     1.285     1.153    1.163     1.028    0.882   1.047
  End of Period.......................    1.336     1.279     1.222    1.273     1.261     1.285    1.153     1.163    1.028   0.882
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --        --       --        --        --       --        --       --      --
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
(NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 29, 2011; NAME CHANGED
   FROM THE OPPENHEIMER MAIN STREET SMALL- & MID-CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.................    1.734     1.496     1.618    1.471     1.062     0.916    0.953     0.786    0.583   0.953
  End of Period.......................    1.946     1.734     1.496    1.618     1.471     1.062    0.916     0.953    0.786   0.583
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --        --       --        --        --       --        --       --      --
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.................    1.432     1.250     1.356    1.199     0.917     0.840    0.906     0.780    0.632   0.969
  End of Period.......................    1.592     1.432     1.250    1.356     1.199     0.917    0.840     0.906    0.780   0.632
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --        --       --        --        --       --        --       --      --
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
(NAME CHANGED FROM THE PIONEER GROWTH OPPORTUNITIES
   VCT PORTFOLIO (CLASS I) ON MAY 1, 2013)
Unit Value:
  Beginning of Period.................    1.579     1.545     1.543    1.432     1.020     0.968    1.005     0.849    0.596   0.938
  End of Period.......................    2.022     1.579     1.545    1.543     1.432     1.020    0.968     1.005    0.849   0.596
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --        --       --        --        --       --        --       --      --

      TABLE 3--CONTRACT WITH NO WITHDRAWAL CHARGE BENEFIT RIDER ELECTED (SEPARATE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                             2017      2016      2015      2014      2013      2012     2011      2010      2009    2008
------------------------------------  --------  --------  --------  -------   -------   -------   -------   -------   ------  ------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.123     1.086     1.115    1.107     1.040     0.961     0.996     0.934    0.792   1.011
  End of Period.....................     1.228     1.123     1.086    1.115     1.107     1.040     0.961     0.996    0.934   0.792
Number of Units Outstanding at End of Period
  (in thousands)....................    23.991    21.247    19.348   15.059     7.867     2.040     1.673     1.634    0.817   0.252
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.069     1.017     1.026    1.012     0.833     0.724     0.796     0.719    0.565   1.001
  End of Period.....................     1.324     1.069     1.017    1.026     1.012     0.833     0.724     0.796    0.719   0.565
Number of Units Outstanding at End of Period
  (in thousands)....................     6.737     5.690     4.309    3.082     2.040     1.113     4.421     1.713    0.784      --
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.083     1.041     1.064    1.058     0.952     0.860     0.906     0.837    0.676   1.011
  End of Period.....................     1.237     1.083     1.041    1.064     1.058     0.952     0.860     0.906    0.837   0.676
Number of Units Outstanding at End of Period
  (in thousands)....................   125.952   121.770   129.727  110.898   101.646    93.007    89.568    64.843   43.961   4.435
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period...............     1.040     0.997     1.012    1.005     0.864     0.767     0.830     0.757    0.599   1.005
  End of Period.....................     1.238     1.040     0.997    1.012     1.005     0.864     0.767     0.830    0.757   0.599
Number of Units Outstanding at End of Period
  (in thousands)....................     3.112     3.607     5.616    7.056     3.941     1.300     0.457        --       --      --
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period...............     0.695     0.720     0.749    0.754     0.724     0.517     0.652     0.588    0.448   0.952
  End of Period.....................     0.806     0.695     0.720    0.749     0.754     0.724     0.517     0.652    0.588   0.448
Number of Units Outstanding at End of Period
  (in thousands)....................     3.112     3.607        --       --        --        --     0.034     0.060    0.088      --
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period...............     1.362     1.314     1.296    1.016     1.012     0.885     0.820     0.656    0.533   0.919
  End of Period.....................     1.368     1.362     1.314    1.296     1.016     1.012     0.885     0.820    0.656   0.533
Number of Units Outstanding at End of Period
  (in thousands)....................    18.272     9.649     7.360    2.385     0.563        --        --        --       --      --


                                                                           YEAR ENDED DECEMBER 31ST
                                          ------------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2017     2016      2015     2014      2013      2012     2011      2010     2009    2008
----------------------------------------  -------   -------  --------  -------  --------  -------   -------  --------  ------  -----

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND
   CLASS A ON JULY 31, 2010; NAME CHANGED FROM GOLDMAN SACHS
   TECHNOLOGY TOLLKEEPER FUND (CLASS A) ON JULY 31, 2015)
Unit Value:
  Beginning of Period...................    1.902     1.822     1.720    1.590     1.257    1.061     1.243     1.017   0.611  1.140
  End of Period.........................    2.582     1.902     1.822    1.720     1.590    1.257     1.061     1.243   1.017  0.611
Number of Units Outstanding at End of Period
  (in thousands)........................   31.508    29.573    26.857   20.161    12.196    5.792    13.579    10.969   0.186     --
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................    1.223     1.210     1.227    1.182     1.218    1.160     1.103     1.046   0.928  1.032
  End of Period.........................    1.240     1.223     1.210    1.227     1.182    1.218     1.160     1.103   1.046  0.928
Number of Units Outstanding at End of Period
  (in thousands)........................       --     5.315    11.782   12.142    28.255   48.294    49.160    36.649  24.155  5.360
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................    1.541     1.406     1.416    1.272     0.981    0.863     0.862     0.763   0.614  0.996
  End of Period.........................    1.838     1.541     1.406    1.416     1.272    0.981     0.863     0.862   0.763  0.614
Number of Units Outstanding at End of Period
  (in thousands)........................   12.269    11.726    11.726   11.726    19.043   18.124    18.124    25.593  10.808  0.929
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON MAY 22, 2012; NAME CHANGED FROM
   GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND
   (SERVICE SHARES) ON APRIL 30, 2015)
Unit Value:
  Beginning of Period...................    1.135     1.106     1.194    1.168     1.046      N/A       N/A       N/A     N/A    N/A
  End of Period.........................    1.263     1.135     1.106    1.194     1.168    1.046       N/A       N/A     N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)........................    0.299     0.302     0.306    0.246        --       --       N/A       N/A     N/A    N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT MONEY MARKET FUND
   (SERVICE SHARES) ON APRIL 15, 2016)
Unit Value:
  Beginning of Period...................    0.892     0.906     0.921    0.937     0.953    0.969     0.985     1.001   1.016  1.011
  End of Period.........................    0.882     0.892     0.906    0.921     0.937    0.953     0.969     0.985   1.001  1.016
Number of Units Outstanding at End of Period
  (in thousands)........................   11.669     3.759     1.739       --        --   12.005     2.879     2.411      --     --


                                                                          YEAR ENDED DECEMBER 31ST
                                         -------------------------------------------------------------------------------------------
SUB-ACCOUNT                                2017      2016     2015      2014     2013      2012      2011     2010     2009    2008
---------------------------------------  --------  -------  --------  -------   -------  --------  -------   -------  ------   -----

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..................     1.594    1.598     1.714    1.569     1.207     1.027    1.088     0.927   0.594   1.021
  End of Period........................     1.990    1.594     1.598    1.714     1.569     1.207    1.027     1.088   0.927   0.594
Number of Units Outstanding at End of Period
  (in thousands).......................     0.036    0.038     0.040    1.770     1.853     1.935    2.196     0.240     N/A      --
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period..................     1.134    1.141     1.165    1.186     1.201     1.188    1.136     1.098   1.049   1.034
  End of Period........................     1.131    1.134     1.141    1.165     1.186     1.201    1.188     1.136   1.098   1.049
Number of Units Outstanding at End of Period
  (in thousands).......................     5.302    7.706    10.899   21.212    24.804   173.253   47.257    63.930   6.732      --
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
(NAME CHANGED FROM TO THE GOLDMAN SACHS VIT GROWTH AND
   INCOME FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..................     1.275    1.165     1.241    1.121     0.857     0.733    0.804     0.737   0.636   0.986
  End of Period........................     1.374    1.275     1.165    1.241     1.121     0.857    0.733     0.804   0.737   0.636
Number of Units Outstanding at End of Period
  (in thousands).......................     2.372    1.415     0.438       --        --        --       --    22.199  36.251      --
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..................     1.678    1.506     1.692    1.519     1.165     1.003    1.094     1.000     N/A     N/A
  End of Period........................     1.829    1.678     1.506    1.692     1.519     1.165    1.003     1.094     N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).......................     0.816    0.577     2.386    1.760     1.277     0.804    0.254        --     N/A     N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED SMALL CAP
   EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period..................     1.714    1.417     1.478    1.408     1.058     0.956    0.968     0.758   0.605   0.936
  End of Period........................     1.875    1.714     1.417    1.478     1.408     1.058    0.956     0.968   0.758   0.605
Number of Units Outstanding at End of Period
  (in thousands).......................     0.041    0.043     0.045    0.047     3.525     3.600    3.489     3.256   2.119      --
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH
   FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..................     1.519    1.519     1.497    1.343     1.034     0.879    0.920     0.847   0.584   1.022
  End of Period........................     1.948    1.519     1.519    1.497     1.343     1.034    0.879     0.920   0.847   0.584
Number of Units Outstanding at End of Period
  (in thousands).......................     6.930    6.938     7.575    5.697     5.344     2.877   14.529    16.648  18.993      --


                                                                         YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2017      2016     2015      2014      2013      2012      2011      2010     2009    2008
-------------------------------------  -------   -------   -------  --------  --------  --------  --------  --------  ------   -----

GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES)
   ON APRIL 23, 2018)
Unit Value:
  Beginning of Period................    0.775     0.812     0.819     0.902     0.741     0.624     0.747    0.690    0.547   1.032
  End of Period......................    0.963     0.775     0.812     0.819     0.902     0.741     0.624    0.747    0.690   0.547
Number of Units Outstanding at End of Period
  (in thousands).....................       --        --        --        --        --        --     0.029    0.051    0.071      --
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED
   U.S. EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period................    1.482     1.364     1.392     1.218     0.903     0.804     0.787    0.711    0.598   0.967
  End of Period......................    1.804     1.482     1.364     1.392     1.218     0.903     0.804    0.787    0.711   0.598
Number of Units Outstanding at End of Period
  (in thousands).....................   14.982    14.982    14.982    32.024    17.042        --        --       --       --      --
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
(ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO
   (CLASS B) MERGED INTO THIS FUND ON APRIL 25, 2008; NAME
   CHANGED FROM ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND
   PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period................    1.340     1.305     1.330     1.273     1.325     1.274     1.217    1.136    0.977   1.045
  End of Period......................    1.361     1.340     1.305     1.330     1.273     1.325     1.274    1.217    1.136   0.977
Number of Units Outstanding at End of Period
  (in thousands).....................   31.350    45.130    38.843    53.655   124.112   157.416   103.449  104.453   16.886      --
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERNATIONAL
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period................    0.600     0.615     0.611     0.664     0.550     0.490     0.618    0.603    0.456   0.992
  End of Period......................    0.738     0.600     0.615     0.611     0.664     0.550     0.490    0.618    0.603   0.456
Number of Units Outstanding at End of Period
  (in thousands).....................    0.086     0.090     0.095     0.099     2.410     2.419     2.315    2.115    1.309      --
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31,
   2013; NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL CAP
   GROWTH PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period................    1.650     1.580     1.631     1.694     1.185     1.050     1.025    0.763    0.549   1.026
  End of Period......................    2.172     1.650     1.580     1.631     1.694     1.185     1.050    1.025    0.763   0.549
Number of Units Outstanding at End of Period
  (in thousands).....................   22.224    22.228    22.233    22.238    22.244    22.251    14.239   13.959   13.959      --


                                                                        YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017       2016      2015      2014      2013       2012      2011      2010      2009    2008
---------------------------------  --------   --------  --------  --------  --------   --------  --------  --------   ------   -----

AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL/MID CAP
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period............     1.798      1.465     1.579     1.474     1.089      0.935     1.040     0.835    0.596   0.943
  End of Period..................     1.996      1.798     1.465     1.579     1.474      1.089     0.935     1.040    0.835   0.596
Number of Units Outstanding at End of Period
  (in thousands).................    19.626     18.823    17.684    16.764    16.800     15.405     0.375        --       --      --
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.739      1.641     1.662     1.513     1.175      1.029     1.076     1.000      N/A     N/A
  End of Period..................     2.079      1.739     1.641     1.662     1.513      1.175     1.029     1.076      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................   171.609    165.939   143.335   110.158    85.953     49.340    29.102    17.085      N/A     N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.999      1.662     1.728     1.674     1.234      1.058     1.093     1.000      N/A     N/A
  End of Period..................     2.100      1.999     1.662     1.728     1.674      1.234     1.058     1.093      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    10.241      8.448     7.758     5.453     4.522      0.719     0.243        --      N/A     N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.735      1.498     1.591     1.491     1.186      1.030     1.042     1.000      N/A     N/A
  End of Period..................     1.922      1.735     1.498     1.591     1.491      1.186     1.030     1.042      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................   149.346    146.609   153.075   124.228    63.632         --        --        --      N/A     N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.229      1.192     1.218     1.190     1.106      1.028     1.046     1.000      N/A     N/A
  End of Period..................     1.338      1.229     1.192     1.218     1.190      1.106     1.028     1.046      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --         --        --        --        --         --        --        --      N/A     N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.313      1.268     1.297     1.265     1.136      1.035     1.057     1.000      N/A     N/A
  End of Period..................     1.457      1.313     1.268     1.297     1.265      1.136     1.035     1.057      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --         --        --        --        --         --        --        --      N/A     N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.333      1.284     1.312     1.277     1.138      1.034     1.057     1.000      N/A     N/A
  End of Period..................     1.506      1.333     1.284     1.312     1.277      1.138     1.034     1.057      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --         --        --        --        --         --        --        --      N/A     N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2017      2016      2015      2014       2013      2012      2011      2010     2009     2008
-----------------------------------  --------  --------   -------   -------   -------   --------  --------  --------  -------  -----

FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.371     1.318     1.346     1.308     1.151      1.035     1.065     1.000      N/A    N/A
  End of Period....................     1.568     1.371     1.318     1.346     1.308      1.151     1.035     1.065      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................    50.728    47.731     8.654     6.831     6.483      6.507    26.145    20.554      N/A    N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.439     1.381     1.411     1.369     1.162      1.029     1.072     1.000      N/A    N/A
  End of Period....................     1.665     1.439     1.381     1.411     1.369      1.162     1.029     1.072      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --     1.961     1.318         --        --        --      N/A    N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.463     1.399     1.430     1.388     1.162      1.026     1.074     1.000      N/A    N/A
  End of Period....................     1.737     1.463     1.399     1.430     1.388      1.162     1.026     1.074      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --      0.124        --        --      N/A    N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.505     1.437     1.468     1.426     1.165      1.016     1.079     1.000      N/A    N/A
  End of Period....................     1.822     1.505     1.437     1.468     1.426      1.165     1.016     1.079      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................     1.553     1.387     1.165     0.963     0.757      0.535     0.811        --      N/A    N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.512     1.444     1.475     1.433     1.165      1.016     1.079     1.000      N/A    N/A
  End of Period....................     1.834     1.512     1.444     1.475     1.433      1.165     1.016     1.079      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................     6.351     6.872     4.913     2.848     0.732         --        --        --      N/A    N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.523     1.453     1.485     1.442     1.166      1.013     1.080     1.000      N/A    N/A
  End of Period....................     1.847     1.523     1.453     1.485     1.442      1.166     1.013     1.080      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --     0.090         --        --        --      N/A    N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............     1.526     1.456     1.489     1.446     1.166      1.010     1.082     1.000      N/A    N/A
  End of Period....................     1.851     1.526     1.456     1.489     1.446      1.166     1.010     1.082      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................    15.614    12.841     9.970     8.786     5.208      2.166        --        --      N/A    N/A


                                                                        YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017      2016       2015      2014      2013       2012      2011      2010      2009     2008
---------------------------------  --------  --------   --------  --------  --------   --------  --------  --------   ------   -----

FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.129     1.102      1.126     1.106     1.069      1.023     1.026     1.000      N/A     N/A
  End of Period..................     1.203     1.129      1.102     1.126     1.106      1.069     1.023     1.026      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --         --        --        --         --        --        --      N/A     N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.988     2.020      1.950     1.771     1.309      1.115     1.112     1.000      N/A     N/A
  End of Period..................     2.623     1.988      2.020     1.950     1.771      1.309     1.115     1.112      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    14.811    12.025     11.678    11.169     7.524      0.858    11.593    11.334      N/A     N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.889     1.721      1.732     1.554     1.198      1.053     1.061     1.000      N/A     N/A
  End of Period..................     2.256     1.889      1.721     1.732     1.554      1.198     1.053     1.061      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    88.742    61.704     34.786    25.863     7.010      1.511        --        --      N/A     N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.675     1.522      1.573     1.509     1.129      1.002     1.143     1.000      N/A     N/A
  End of Period..................     1.986     1.675      1.522     1.573     1.509      1.129     1.002     1.143      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    26.051    26.200     22.081    19.334    17.830     14.181     0.820        --      N/A     N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.182     1.269      1.249     1.385     1.082      0.914     1.124     1.000      N/A     N/A
  End of Period..................     1.512     1.182      1.269     1.249     1.385      1.082     0.914     1.124      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................     3.104     2.237      1.736     1.204     0.726      0.240        --        --      N/A     N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.187     1.118      1.159     1.140     1.159      1.069     1.040     1.000      N/A     N/A
  End of Period..................     1.256     1.187      1.118     1.159     1.140      1.159     1.069     1.040      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................     6.734     5.255      5.255    19.953    23.663     14.880    14.698    14.698      N/A     N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period............     1.345     1.200      1.312     1.276     1.138      1.027     1.020     0.921    0.690   0.998
  End of Period..................     1.451     1.345      1.200     1.312     1.276      1.138     1.027     1.020    0.921   0.690
Number of Units Outstanding at End of Period
  (in thousands).................   210.875   218.829    222.665   216.018   193.736    185.932   146.786   122.356   59.874   5.610


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2017      2016      2015      2014      2013      2012       2011      2010     2009     2008
-----------------------------------  --------  --------  --------  --------  --------  --------   -------   --------  -------  -----

FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.390     1.260     1.330     1.279     1.019     0.914     0.958      0.870    0.717  1.019
  End of Period....................     1.485     1.390     1.260     1.330     1.279     1.019     0.914      0.958    0.870  0.717
Number of Units Outstanding at End of Period
  (in thousands)...................    16.306    28.415    27.987    26.809    25.242    23.961    16.657     15.389    9.749  7.485
FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.285     1.126     1.204     1.143     0.906     0.807     0.829      0.758    0.611  0.988
  End of Period....................     1.370     1.285     1.126     1.204     1.143     0.906     0.807      0.829    0.758  0.611
Number of Units Outstanding at End of Period
  (in thousands)...................     9.937    14.727    13.326    13.897    11.810    12.924    12.446      9.881    8.341  5.914
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.686     1.317     1.446     1.461     1.091     0.937     0.990      0.785    0.618  0.938
  End of Period....................     1.835     1.686     1.317     1.446     1.461     1.091     0.937      0.990    0.785  0.618
Number of Units Outstanding at End of Period
  (in thousands)...................    15.580    18.702    19.372    19.553    18.239     1.891     0.648         --       --     --
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............     1.025     0.951     1.034     1.082     0.841     0.706     0.772      0.731    0.567  0.999
  End of Period....................     1.195     1.025     0.951     1.034     1.082     0.841     0.706      0.772    0.731  0.567
Number of Units Outstanding at End of Period
  (in thousands)...................     0.263     6.183     6.180     5.928     5.933     5.939     5.945      5.952    5.959  5.967
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS
   FUND ON APRIL 27, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II SHARES)
   ON APRIL 30, 2012; NAME CHANGED FROM INVESCO V.I. AMERICAN
   FRANCHISE FUND (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period..............     1.352     1.347     1.308     1.229     0.894       N/A       N/A        N/A      N/A    N/A
  End of Period....................     1.689     1.352     1.347     1.308     1.229     0.894       N/A        N/A      N/A    N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --        --        --        --        --        --       N/A        N/A      N/A    N/A


                                                                       YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017      2016      2015      2014       2013      2012      2011       2010     2009     2008
---------------------------------  --------  --------  --------  --------   --------  --------  --------   --------  -------  ------

INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period............     1.380     1.276     1.380     1.301      1.026     0.918     0.936      0.872    0.692   1.010
  End of Period..................     1.533     1.380     1.276     1.380      1.301     1.026     0.918      0.936    0.872   0.692
Number of Units Outstanding at End of Period
  (in thousands).................     4.017    14.218    13.056    21.592     20.654    24.143    58.387     61.558   38.996      --
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period............     1.746     2.010     1.986     1.692      1.227     1.035     1.014      1.000      N/A     N/A
  End of Period..................     1.984     1.746     2.010     1.986      1.692     1.227     1.035      1.014      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    10.697    10.376    46.957    17.755     17.755     0.142        --         --      N/A     N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
(INVESTMENT OPTION ADDED ON JUNE 2, 2014)
Unit Value:
  Beginning of Period............     1.039     0.933     0.991       N/A        N/A       N/A       N/A        N/A      N/A     N/A
  End of Period..................     1.171     1.039     0.933     0.991        N/A       N/A       N/A        N/A      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --        N/A       N/A       N/A        N/A      N/A     N/A
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN ENTERPRISE PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period............     1.862     1.689     1.655     1.499      1.155     1.003     1.037      0.840    0.592   1.070
  End of Period..................     2.328     1.862     1.689     1.655      1.499     1.155     1.003      1.037    0.840   0.592
Number of Units Outstanding at End of Period
  (in thousands).................    36.565    47.579    47.582    28.126     28.186    25.218    35.443     27.915   27.915      --
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN FORTY PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period............     1.637     1.633     1.483     1.390      1.080     0.887     0.969      0.925    0.644   1.176
  End of Period..................     2.093     1.637     1.633     1.483      1.390     1.080     0.887      0.969    0.925   0.644
Number of Units Outstanding at End of Period
  (in thousands).................    20.422    30.455    30.071     7.576      9.753     5.586     6.624      4.350    7.882   4.904


                                                                        YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2017      2016       2015      2014      2013      2012       2011      2010      2009    2008
---------------------------------  --------   -------   --------  --------  --------  --------   --------  --------  -------  ------

JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN PERKINS MID CAP VALUE
   PORTFOLIO (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period............     1.594     1.365      1.441     1.351     1.092     1.002      1.050     0.926    0.708   0.999
  End of Period..................     1.782     1.594      1.365     1.441     1.351     1.092      1.002     1.050    0.926   0.708
Number of Units Outstanding at End of Period
  (in thousands).................    20.908    21.837     26.899    26.453    25.621    12.282     11.386    11.942   11.942      --
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period............     1.645     1.537      1.597     1.755     1.264     1.063      1.208     1.000      N/A     N/A
  End of Period..................     2.044     1.645      1.537     1.597     1.755     1.264      1.063     1.208      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    18.179     5.367      5.908     3.662     2.068     0.842      0.228        --      N/A     N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period............     1.554     1.421      1.694     1.532     1.296     1.164      1.111     1.000      N/A     N/A
  End of Period..................     1.750     1.554      1.421     1.694     1.532     1.296      1.164     1.111      N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    16.297    17.841     16.041    13.240     8.072     0.139         --        --      N/A     N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013; NAME CHANGED FROM
   OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
   ON APRIL 30, 2015)
Unit Value:
  Beginning of Period............     0.954     0.925      0.935     0.880     0.793     0.719      0.728     0.657    0.550   0.992
  End of Period..................     1.023     0.954      0.925     0.935     0.880     0.793      0.719     0.728    0.657   0.550
Number of Units Outstanding at End of Period
  (in thousands).................    20.722    23.128     22.042    20.777    25.832     3.228      3.466     8.414       --      --
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period............     1.230     1.252      1.228     1.224     0.980     0.824      0.916     0.805    0.587   1.000
  End of Period..................     1.649     1.230      1.252     1.228     1.224     0.980      0.824     0.916    0.805   0.587
Number of Units Outstanding at End of Period
  (in thousands).................    84.166    73.885     91.362    89.144    82.092    69.832     96.499    97.922   48.500      --


                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                               2017     2016      2015      2014      2013     2012      2011      2010     2009    2008
--------------------------------------  -------   -------  --------  --------  -------   -------  --------  --------  ------   -----

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA
   SERVICE SHARES ON APRIL 30, 2010; OPPENHEIMER HIGH INCOME
   FUND/VA (SERVICE SHARES) MERGED INTO THIS FUND ON
   OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.................    1.261     1.207     1.259     1.249    1.274     1.145     1.157     1.025   0.880   1.046
  End of Period.......................    1.316     1.261     1.207     1.259    1.249     1.274     1.145     1.157   1.025   0.880
Number of Units Outstanding at End of Period
  (in thousands)......................    4.435     3.911     3.363    12.247   11.042     8.782     6.291     9.222   0.790   0.791
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
(NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 29, 2011; NAME CHANGED
   FROM THE OPPENHEIMER MAIN STREET SMALL- & MID-CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.................    1.710     1.477     1.600     1.457    1.053     0.910     0.948     0.783   0.582   0.953
  End of Period.......................    1.916     1.710     1.477     1.600    1.457     1.053     0.910     0.948   0.783   0.582
Number of Units Outstanding at End of Period
  (in thousands)......................   44.900    52.929    36.421    18.663    7.282        --        --        --      --      --
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.................    1.411     1.235     1.341     1.187    0.909     0.834     0.901     0.777   0.631   0.968
  End of Period.......................    1.567     1.411     1.235     1.341    1.187     0.909     0.834     0.901   0.777   0.631
Number of Units Outstanding at End of Period
  (in thousands)......................   48.550    58.269    62.810    54.222   49.050    55.269    46.301    52.516  23.287   0.929
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
(NAME CHANGED FROM THE PIONEER GROWTH OPPORTUNITIES
   VCT PORTFOLIO (CLASS I) ON MAY 1, 2013)
Unit Value:
  Beginning of Period.................    1.556     1.525     1.526     1.418    1.012     0.962     1.000     0.846   0.595   0.937
  End of Period.......................    1.990     1.556     1.525     1.526    1.418     1.012     0.962     1.000   0.846   0.595
Number of Units Outstanding at End of Period
  (in thousands)......................   74.877    71.323    73.241    70.938   70.658    73.933   112.183   114.313  66.448      --

TABLE 4--OPTIONAL STEP-UP DEATH BENEFIT ELECTED AND NO WITHDRAWAL CHARGE RIDER
                            ELECTED (TOTAL 0.55%)
  (SEPARATE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2017      2016     2015      2014     2013      2012     2011      2010     2009      2008
--------------------------------------   -----    -----     -----    -----     -----    ------    -----    ------    -----    ------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.................   1.101    1.068     1.098    1.093     1.029     0.953    0.989     0.929    0.789     1.011
  End of Period.......................   1.202    1.101     1.068    1.098     1.093     1.029    0.953     0.989    0.929     0.789
Number of Units Outstanding at End of Period
  (in thousands)......................      --       --        --       --        --        --       --        --       --        --
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.................   1.048    1.000     1.010    0.999     0.824     0.718    0.791     0.715    0.564     1.001
  End of Period.......................   1.296    1.048     1.000    1.010     0.999     0.824    0.718     0.791    0.715     0.564
Number of Units Outstanding at End of Period
  (in thousands)......................      --       --        --       --        --        --       --        --       --        --
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.................   1.062    1.023     1.048    1.045     0.941     0.853    0.900     0.833    0.674     1.010
  End of Period.......................   1.212    1.062     1.023    1.048     1.045     0.941    0.853     0.900    0.833     0.674
Number of Units Outstanding at End of Period
  (in thousands)......................      --       --        --       --        --        --       --        --       --        --
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.................   1.021    0.980     0.997    0.992     0.854     0.760    0.824     0.754    0.597     1.004
  End of Period.......................   1.213    1.021     0.980    0.997     0.992     0.854    0.760     0.824    0.754     0.597
Number of Units Outstanding at End of Period
  (in thousands)......................      --       --        --       --        --        --       --        --       --        --
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.................   0.682    0.708     0.738    0.744     0.716     0.512    0.648     0.586    0.447     0.952
  End of Period.......................   0.789    0.682     0.708    0.738     0.744     0.716    0.512     0.648    0.586     0.447
Number of Units Outstanding at End of Period
  (in thousands)......................      --       --        --       --        --        --       --        --       --        --
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.................   1.337    1.292     1.276    1.003     1.001     0.878    0.814     0.653    0.532     0.918
  End of Period.......................   1.340    1.337     1.292    1.276     1.003     1.001    0.878     0.814    0.653     0.532
Number of Units Outstanding at End of Period
  (in thousands)......................      --       --        --       --        --        --       --        --       --        --


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2017     2016      2015     2014     2013      2012     2011     2010     2009      2008
------------------------------------------  -----    -----    -----    ------    -----    -----    -----    ------    -----    -----

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
(NAME CHANGED FROM THE GOLDMAN SACHS TOLLKEEPER FUND
   CLASS A ON JULY 31, 2010; NAME CHANGED FROM GOLDMAN SACHS
   TECHNOLOGY TOLLKEEPER FUND (CLASS A) ON JULY 31, 2015)
Unit Value:
  Beginning of Period.....................  1.866    1.791    1.695     1.569    1.244    1.051    1.235     1.012    0.609    1.139
  End of Period...........................  2.528    1.866    1.791     1.695    1.569    1.244    1.051     1.235    1.012    0.609
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --        --       --       --       --        --       --       --
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................  1.200    1.190    1.209     1.167    1.205    1.150    1.096     1.042    0.925    1.031
  End of Period...........................  1.214    1.200    1.190     1.209    1.167    1.205    1.150     1.096    1.042    0.925
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --        --       --       --       --        --       --       --
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................  1.512    1.382    1.395     1.255    0.970    0.855    0.857     0.759    0.613    0.995
  End of Period...........................  1.800    1.512    1.382     1.395    1.255    0.970    0.855     0.857    0.759    0.613
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --        --       --       --       --        --       --       --
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON MAY 22, 2012; NAME CHANGED FROM
   GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND
   (SERVICE SHARES) ON APRIL 30, 2015)
Unit Value:
  Beginning of Period.....................  1.125    1.098    1.188     1.164    1.045      N/A      N/A       N/A      N/A      N/A
  End of Period...........................  1.249    1.125    1.098     1.188    1.164    1.045      N/A       N/A      N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --        --       --       --      N/A       N/A      N/A      N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT MONEY MARKET FUND
   (SERVICE SHARES) ON APRIL 15, 2016)
Unit Value:
  Beginning of Period.....................  0.875    0.891    0.908     0.925    0.942    0.960    0.978     0.996    1.014    1.010
  End of Period...........................  0.863    0.875    0.891     0.908    0.925    0.942    0.960     0.978    0.996    1.014
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --        --       --       --       --        --       --       --


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                  2017     2016     2015      2014     2013     2012     2011     2010      2009     2008
------------------------------------------  -----     -----    -----    -----    -----    ------    -----    -----    -----    -----

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................  1.564     1.571    1.689    1.549    1.194     1.018    1.080    0.922    0.592    1.020
  End of Period...........................  1.949     1.564    1.571    1.689    1.549     1.194    1.018    1.080    0.922    0.592
Number of Units Outstanding at End of Period
  (in thousands)..........................     --        --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT GOVERNMENT INCOME
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.....................  1.112     1.122    1.148    1.171    1.188     1.178    1.128    1.093    1.046    1.033
  End of Period...........................  1.108     1.112    1.122    1.148    1.171     1.188    1.178    1.128    1.093    1.046
Number of Units Outstanding at End of Period
  (in thousands)..........................     --        --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
(NAME CHANGED FROM TO THE GOLDMAN SACHS VIT GROWTH AND
   INCOME FUND (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.....................  1.251     1.145    1.223    1.106    0.848     0.727    0.799    0.734    0.634    0.985
  End of Period...........................  1.345     1.251    1.145    1.223    1.106     0.848    0.727    0.799    0.734    0.634
Number of Units Outstanding at End of Period
  (in thousands)..........................     --        --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.....................  1.655     1.489    1.676    1.508    1.159     0.999    1.092    1.000      N/A      N/A
  End of Period...........................  1.801     1.655    1.489    1.676    1.508     1.159    0.999    1.092      N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)..........................     --        --       --       --       --        --       --       --      N/A      N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED SMALL CAP
   EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period.....................  1.682     1.393    1.456    1.390    1.046     0.947    0.961    0.754    0.604    0.936
  End of Period...........................  1.836     1.682    1.393    1.456    1.390     1.046    0.947    0.961    0.754    0.604
Number of Units Outstanding at End of Period
  (in thousands)..........................     --        --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT CAPITAL GROWTH FUND
   (SERVICE SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period.....................  1.490     1.493    1.475    1.326    1.023     0.871    0.914    0.843    0.582    1.022
  End of Period...........................  1.907     1.490    1.493    1.475    1.326     1.023    0.871    0.914    0.843    0.582
Number of Units Outstanding at End of Period
  (in thousands)..........................     --        --       --       --       --        --       --       --       --       --


                                                                           YEAR ENDED DECEMBER 31ST
                                         -------------------------------------------------------------------------------------------
SUB-ACCOUNT                               2017     2016      2015     2014      2013     2012      2011     2010      2009     2008
---------------------------------------  -----     -----    ------    -----    -----     -----    -----     -----    -----     -----

GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON APRIL 23, 2018)
Unit Value:
  Beginning of Period..................  0.761     0.798     0.807    0.891    0.733     0.618    0.742     0.687    0.545     1.031
  End of Period........................  0.943     0.761     0.798    0.807    0.891     0.733    0.618     0.742    0.687     0.545
Number of Units Outstanding at End of Period
  (in thousands).......................     --        --        --       --       --        --       --        --       --        --
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRUCTURED U.S.
   EQUITY FUND (SERVICE SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period..................  1.454     1.341     1.372    1.203    0.893     0.797    0.782     0.707    0.596     0.967
  End of Period........................  1.767     1.454     1.341    1.372    1.203     0.893    0.797     0.782    0.707     0.596
Number of Units Outstanding at End of Period
  (in thousands).......................     --        --        --       --       --        --       --        --       --        --
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
(ALLIANCEBERNSTEIN VPS AMERICAS GOVERNMENT INCOME PORTFOLIO
   (CLASS B) MERGED INTO THIS FUND ON APRIL 25, 2008; NAME
   CHANGED FROM ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND
   PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period..................  1.315     1.283     1.310    1.257    1.311     1.262    1.209     1.131    0.975     1.044
  End of Period........................  1.333     1.315     1.283    1.310    1.257     1.311    1.262     1.209    1.131     0.975
Number of Units Outstanding at End of Period
  (in thousands).......................     --        --        --       --       --        --       --        --       --        --
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS INTERNATIONAL
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period..................  0.589     0.605     0.602    0.655    0.544     0.485    0.614     0.600    0.455     0.992
  End of Period........................  0.723     0.589     0.605    0.602    0.655     0.544    0.485     0.614    0.600     0.455
Number of Units Outstanding at End of Period
  (in thousands).......................     --        --        --       --       --        --       --        --       --        --


                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2017      2016     2015      2014      2013      2012      2011      2010     2009      2008
------------------------------------  -----     -----     -----    ------    ------    ------    ------    -----     -----     -----

AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON JANUARY 31,
   2013; NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL CAP
   GROWTH PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period...............  1.619     1.553     1.607     1.672     1.172     1.041    1.018     0.759     0.547     1.025
  End of Period.....................  2.127     1.619     1.553     1.607     1.672     1.172    1.041     1.018     0.759     0.547
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --       --        --        --        --
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
(NAME CHANGED FROM ALLIANCEBERNSTEIN VPS SMALL/MID CAP
   VALUE PORTFOLIO (CLASS B) ON MAY 1, 2015)
Unit Value:
  Beginning of Period...............  1.764     1.440     1.556     1.455     1.077     0.926    1.033     0.831     0.594     0.943
  End of Period.....................  1.954     1.764     1.440     1.556     1.455     1.077    0.926     1.033     0.831     0.594
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --       --        --        --        --
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.715     1.622     1.646     1.502     1.169     1.025    1.074     1.000       N/A       N/A
  End of Period.....................  2.047     1.715     1.622     1.646     1.502     1.169    1.025     1.074       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --       --        --       N/A       N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.972     1.643     1.711     1.662     1.227     1.054    1.092     1.000       N/A       N/A
  End of Period.....................  2.068     1.972     1.643     1.711     1.662     1.227    1.054     1.092       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --       --        --       N/A       N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.711     1.481     1.576     1.480     1.180     1.027    1.041     1.000       N/A       N/A
  End of Period.....................  1.892     1.711     1.481     1.576     1.480     1.180    1.027     1.041       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --       --        --       N/A       N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.212     1.179     1.207     1.182     1.100     1.025    1.045     1.000       N/A       N/A
  End of Period.....................  1.318     1.212     1.179     1.207     1.182     1.100    1.025     1.045       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --       --        --       N/A       N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2017      2016      2015      2014     2013      2012      2011     2010      2009      2008
-------------------------------------  -----    ------    ------    -----     -----    ------    -----     -----    ------    -----

FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................  1.295     1.254     1.284    1.256     1.130     1.032    1.056     1.000       N/A      N/A
  End of Period......................  1.434     1.295     1.254    1.284     1.256     1.130    1.032     1.056       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................     --        --        --       --        --        --       --        --       N/A      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................  1.315     1.269     1.300    1.268     1.132     1.031    1.056     1.000       N/A      N/A
  End of Period......................  1.482     1.315     1.269    1.300     1.268     1.132    1.031     1.056       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................     --        --        --       --        --        --       --        --       N/A      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................  1.353     1.303     1.333    1.299     1.144     1.031    1.064     1.000       N/A      N/A
  End of Period......................  1.544     1.353     1.303    1.333     1.299     1.144    1.031     1.064       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................     --        --        --       --        --        --       --        --       N/A      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................  1.420     1.365     1.398    1.358     1.156     1.026    1.070     1.000       N/A      N/A
  End of Period......................  1.639     1.420     1.365    1.398     1.358     1.156    1.026     1.070       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................     --        --        --       --        --        --       --        --       N/A      N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................  1.443     1.383     1.416    1.377     1.156     1.022    1.072     1.000       N/A      N/A
  End of Period......................  1.710     1.443     1.383    1.416     1.377     1.156    1.022     1.072       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................     --        --        --       --        --        --       --        --       N/A      N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................  1.485     1.420     1.454    1.416     1.159     1.012    1.077     1.000       N/A      N/A
  End of Period......................  1.794     1.485     1.420    1.454     1.416     1.159    1.012     1.077       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................     --        --        --       --        --        --       --        --       N/A      N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period................  1.492     1.427     1.461    1.422     1.159     1.012    1.078     1.000       N/A      N/A
  End of Period......................  1.806     1.492     1.427    1.461     1.422     1.159    1.012     1.078       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands).....................     --        --        --       --        --        --       --        --       N/A      N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2017      2016      2015      2014      2013      2012      2011      2010      2009      2008
-----------------------------------  ------    ------    ------    ------    ------    ------    ------    ------    -----     -----

FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.502     1.436     1.471     1.432     1.160     1.010     1.079    1.000       N/A       N/A
  End of Period....................   1.818     1.502     1.436     1.471     1.432     1.160     1.010    1.079       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --        --        --        --        --       --       N/A       N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.506     1.439     1.475     1.435     1.159     1.006     1.081    1.000       N/A       N/A
  End of Period....................   1.822     1.506     1.439     1.475     1.435     1.159     1.006    1.081       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --        --        --        --        --       --       N/A       N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.113     1.089     1.116     1.098     1.063     1.020     1.025    1.000       N/A       N/A
  End of Period....................   1.184     1.113     1.089     1.116     1.098     1.063     1.020    1.025       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --        --        --        --        --       --       N/A       N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.961     1.997     1.931     1.758     1.302     1.112     1.111    1.000       N/A       N/A
  End of Period....................   2.583     1.961     1.997     1.931     1.758     1.302     1.112    1.111       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --        --        --        --        --       --       N/A       N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.864     1.702     1.715     1.543     1.191     1.050     1.059    1.000       N/A       N/A
  End of Period....................   2.221     1.864     1.702     1.715     1.543     1.191     1.050    1.059       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --        --        --        --        --       --       N/A       N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.653     1.505     1.558     1.497     1.123     0.999     1.141    1.000       N/A       N/A
  End of Period....................   1.956     1.653     1.505     1.558     1.497     1.123     0.999    1.141       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --        --        --        --        --       --       N/A       N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.166     1.255     1.237     1.375     1.076     0.911     1.122    1.000       N/A       N/A
  End of Period....................   1.488     1.166     1.255     1.237     1.375     1.076     0.911    1.122       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --        --        --        --        --       --       N/A       N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2017      2016      2015      2014      2013      2012     2011      2010      2009      2008
-----------------------------------  ------    ------    ------    -----     -----     -----     -----    ------    ------    ------

FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.171     1.105     1.148    1.131     1.152     1.065     1.039     1.000       N/A       N/A
  End of Period....................   1.237     1.171     1.105    1.148     1.131     1.152     1.065     1.039       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --       --        --        --        --        --       N/A       N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN INCOME SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............   1.320     1.179     1.293    1.259     1.126     1.018     1.013     0.916     0.688     0.997
  End of Period....................   1.421     1.320     1.179    1.293     1.259     1.126     1.018     1.013     0.916     0.688
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --       --        --        --        --        --        --        --
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL GLOBAL DISCOVERY
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............   1.364     1.239     1.310    1.263     1.008     0.906     0.951     0.866     0.715     1.019
  End of Period....................   1.454     1.364     1.239    1.310     1.263     1.008     0.906     0.951     0.866     0.715
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --       --        --        --        --        --        --        --
FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP MUTUAL SHARES SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............   1.261     1.107     1.186    1.128     0.896     0.799     0.823     0.754     0.610     0.988
  End of Period....................   1.341     1.261     1.107    1.186     1.128     0.896     0.799     0.823     0.754     0.610
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --       --        --        --        --        --        --        --
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP FRANKLIN SMALL CAP VALUE
   SECURITIES FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............   1.654     1.294     1.424    1.443     1.079     0.928     0.983     0.781     0.616     0.937
  End of Period....................   1.797     1.654     1.294    1.424     1.443     1.079     0.928     0.983     0.781     0.616
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --        --       --        --        --        --        --        --        --


                                                                        YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2017      2016      2015      2014     2013      2012      2011      2010      2009      2008
-----------------------------------  ------    -----     ------    -----     -----     -----    ------    ------    ------    ------

FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
(NAME CHANGED FROM THE FT VIP TEMPLETON GROWTH SECURITIES
   FUND (CLASS 2) ON MAY 1, 2014)
Unit Value:
  Beginning of Period..............   1.006    0.935     1.018     1.068     0.832     0.700     0.766     0.727     0.565     0.998
  End of Period....................   1.170    1.006     0.935     1.018     1.068     0.832     0.700     0.766     0.727     0.565
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --        --        --        --
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
(INVESCO V.I. LEISURE FUND (SERIES II SHARES) MERGED INTO THIS
   FUND ON APRIL 27, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. CAPITAL GROWTH FUND (SERIES II SHARES)
   ON APRIL 30, 2012; NAME CHANGED FROM THE INVESCO
   VAN KAMPEN V.I. AMERICAN FRANCHISE FUND
   (SERIES II SHARES) ON MAY 1, 2013)
Unit Value:
  Beginning of Period..............   1.326    1.324     1.288     1.213     0.884       N/A       N/A       N/A       N/A       N/A
  End of Period....................   1.654    1.326     1.324     1.288     1.213     0.884       N/A       N/A       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --       N/A       N/A       N/A       N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. CORE EQUITY FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..............   1.355    1.254     1.360     1.285     1.015     0.910     0.930     0.867     0.691     1.010
  End of Period....................   1.501    1.355     1.254     1.360     1.285     1.015     0.910     0.930     0.867     0.691
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --        --        --        --
INVESCO V.I. GLOBAL HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM THE AIM V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2010)
Unit Value:
  Beginning of Period..............   1.722    1.987     1.967     1.679     1.220     1.031     1.013     1.000       N/A       N/A
  End of Period....................   1.953    1.722     1.987     1.967     1.679     1.220     1.031     1.013       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --        --       N/A       N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
(INVESTMENT OPTION ADDED ON JUNE 2, 2014)
Unit Value:
  Beginning of Period..............   1.033    0.930     0.990       N/A       N/A       N/A       N/A       N/A       N/A       N/A
  End of Period....................   1.163    1.033     0.930     0.990       N/A       N/A       N/A       N/A       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --       N/A       N/A       N/A       N/A       N/A       N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2017      2016      2015      2014      2013      2012     2011      2010      2009      2008
------------------------------------  -----     -----     -----    ------    ------    -----     -----     -----    ------    ------

JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN ENTERPRISE PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period...............  1.827     1.661     1.631     1.480     1.142    0.995     1.030     0.836     0.590     1.069
  End of Period.....................  2.279     1.827     1.661     1.631     1.480    1.142     0.995     1.030     0.836     0.590
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN FORTY PORTFOLIO
   (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period...............  1.606     1.605     1.461     1.372     1.068    0.879     0.962     0.921     0.642     1.176
  End of Period.....................  2.050     1.606     1.605     1.461     1.372    1.068     0.879     0.962     0.921     0.642
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --
JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
(NAME CHANGED FROM JANUS ASPEN PERKINS MID CAP VALUE
   PORTFOLIO (SERVICE SHARES) ON JUNE 5, 2017)
Unit Value:
  Beginning of Period...............  1.564     1.342     1.420     1.334     1.080    0.993     1.043     0.921     0.706     0.998
  End of Period.....................  1.745     1.564     1.342     1.420     1.334    1.080     0.993     1.043     0.921     0.706
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period...............  1.623     1.519     1.582     1.742     1.257    1.059     1.206     1.000       N/A       N/A
  End of Period.....................  2.012     1.623     1.519     1.582     1.742    1.257     1.059     1.206       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --       N/A       N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period...............  1.533     1.404     1.678     1.521     1.289    1.160     1.109     1.000       N/A       N/A
  End of Period.....................  1.723     1.533     1.404     1.678     1.521    1.289     1.160     1.109       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --       N/A       N/A


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2017     2016      2015     2014     2013     2012      2011     2010     2009     2008
------------------------------------------  -----    -----    -----    -----     -----    -----    -----    ------    -----    -----

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER BALANCED FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013; NAME CHANGED FROM
   OPPENHEIMER CAPITAL INCOME FUND/VA (SERVICE SHARES)
   ON APRIL 30, 2015)
Unit Value:
  Beginning of Period.....................  0.936    0.909    0.921    0.869     0.784    0.713    0.723    0.654     0.548    0.991
  End of Period...........................  1.001    0.936    0.909    0.921     0.869    0.784    0.713    0.723     0.654    0.548
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --       --        --       --       --       --        --       --
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER GLOBAL SECURITIES FUND/VA
   (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.....................  1.207    1.231    1.210    1.208     0.969    0.816    0.909    0.801     0.585    1.000
  End of Period...........................  1.615    1.207    1.231    1.210     1.208    0.969    0.816    0.909     0.801    0.585
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --       --        --       --       --       --        --       --
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
(NAME CHANGED FROM OPPENHEIMER STRATEGIC BOND FUND/VA
   SERVICE SHARES ON APRIL 30, 2010; OPPENHEIMER HIGH INCOME
   FUND/VA (SERVICE SHARES) MERGED INTO THIS FUND ON
   OCTOBER 26, 2012)
Unit Value:
  Beginning of Period.....................  1.238    1.187    1.240    1.233     1.260    1.135    1.149    1.020     0.877    1.046
  End of Period...........................  1.288    1.238    1.187    1.240     1.233    1.260    1.135    1.149     1.020    0.877
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --       --        --       --       --       --        --       --
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
(NAME CHANGED FROM THE OPPENHEIMER MAIN STREET SMALL CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 29, 2011; NAME CHANGED
   FROM THE OPPENHEIMER MAIN STREET SMALL- & MID-CAP
   FUND(R)/VA (SERVICE SHARES) ON APRIL 30, 2013)
Unit Value:
  Beginning of Period.....................  1.678    1.453    1.576    1.438     1.042    0.902    0.942    0.780     0.580    0.952
  End of Period...........................  1.876    1.678    1.453    1.576     1.438    1.042    0.902    0.942     0.780    0.580
Number of Units Outstanding at End of Period
  (in thousands)..........................     --       --       --       --        --       --       --       --        --       --


                                                                           YEAR ENDED DECEMBER 31ST
                                          ------------------------------------------------------------------------------------------
SUB-ACCOUNT                                2017     2016      2015     2014     2013      2012     2011     2010      2009     2008
----------------------------------------  ------    -----    -----    ------    -----    -----    ------    -----    -----     -----

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period...................  1.385     1.214    1.321     1.172    0.900    0.827     0.895    0.773    0.629     0.967
  End of Period.........................  1.534     1.385    1.214     1.321    1.172    0.900     0.827    0.895    0.773     0.629
Number of Units Outstanding at End of Period
  (in thousands)........................     --        --       --        --       --       --        --       --       --        --
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
(NAME CHANGED FROM THE PIONEER GROWTH OPPORTUNITIES
   VCT PORTFOLIO (CLASS I) ON MAY 1, 2013)
Unit Value:
  Beginning of Period...................  1.527     1.500    1.504     1.400    1.001    0.953     0.993    0.842    0.593     0.937
  End of Period.........................  1.949     1.527    1.500     1.504    1.400    1.001     0.953    0.993    0.842     0.593
Number of Units Outstanding at End of Period
  (in thousands)........................     --        --       --        --       --       --        --       --       --        --

                                 APPENDIX D

            GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER

Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. The following information is provided for the benefit of Contract Owners who purchased the GLWB Rider prior to June 1, 2009.


DEFINITIONS


COVERED PERSON is:

     - The person (or persons in the case of GLWB Plus For Two) whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). The Rider's benefits are based on the life of the Covered Person(s). If the Contract is owned by a non-natural person, we will treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.


MAXIMUM ANNUITY DATE means:

     -  The latest Valuation Date on which annuity payments may commence.


GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available to you (or your Beneficiary after your death) as Non-Excess Withdrawals or as monthly Settlement Payments if you meet the Rider's conditions.

     - On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Balance is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


GUARANTEED WITHDRAWAL AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year prior to the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs before the Lifetime Income Date), until the Guaranteed Withdrawal Balance is reduced to zero.

     - On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Amount is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


LIFETIME INCOME BASE means:

     - The amount that is used to determine the Lifetime Income Amount on and after the Lifetime Income Date and the charge for the GLWB Rider.

     - On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes). See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Base is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.

LIFETIME INCOME AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date), while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later.

     - On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date (subject to a maximum of $250,000). We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Amount is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.


LIFETIME INCOME DATE means:


     - The Contract Anniversary on or after the Covered Person reaches age 65, or the Date of Issue if the Covered Person is age 65 or older at the time of purchase of the Contract. In the case of GLWB Plus For Two, we use the life of the older Covered Person to determine the Lifetime Income Date. If the older Covered Person dies before the Lifetime Income Date and the surviving Covered Person chooses to continue the Contract, we will use the life of the surviving Covered Person to predetermine the Lifetime Income Date.



GROSS WITHDRAWAL means:

     - The amount of a partial or full withdrawal from the Contract. This amount will be subject to any withdrawal charges, premium taxes, federal and state income taxes and penalty taxes, and, in the case of a full surrender, the contract fee and a pro rata portion of the GLWB Rider charge, as applicable.


NON-EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - does NOT cause total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount; or

     - does NOT cause total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount; or

     - is taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below) if no Gross Withdrawals are taken that are not part of the program. Any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - causes total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount (or if such total withdrawals have already exceeded the Guaranteed Withdrawal Amount); or

     - causes total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount (or if such total withdrawals have already exceeded the Lifetime Income Amount).

     - Note: If Gross Withdrawals are currently being taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below), any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


SETTLEMENT PAYMENTS mean:

      - Payments we make to you on and after the Benefit Phase Start Date or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). These payments may be subject to premium taxes as well as federal and state income taxes and penalty taxes.


BENEFIT PHASE occurs:

      - when the Contract Value is reduced to zero due to:

          - a Non-Excess Withdrawal; OR

          - poor market performance; OR

          - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.


STEP-UP means:

      - An increase in the Lifetime Income Base on certain anniversary dates due to positive market performance as reflected in your Contract Value.


BONUS means:

      - An increase in the Lifetime Income Base if you do not take withdrawals during a specified period of time.

                                    * * *


THE GLWB RIDER

If you are concerned that poor investment performance in the Subaccounts may adversely impact the amount of money you can withdraw from your Contract, for an additional charge the optional Guaranteed Lifetime Withdrawal Benefit Rider ("GLWB Rider") provides certain guarantees. In general, and subject to certain conditions, the GLWB Rider guarantees the following:

     1. Prior to the Lifetime Income Date: We will make the GUARANTEED WITHDRAWAL AMOUNT available for Non-Excess Withdrawals each Contract Year or we will pay it in monthly installments as Settlement Payments if your Contract enters the Benefit Phase before the Lifetime Income Date, until the Guaranteed Withdrawal Balance is reduced to zero. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Guaranteed Withdrawal Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment. Your initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). Your initial Guaranteed Withdrawal Amount is equal to 5% of your initial Guaranteed Withdrawal Balance.

     2.   If your Contract Value is greater than zero on the Lifetime Income
          Date: We will make the LIFETIME INCOME AMOUNT available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date (if you have not annuitized your Contract) or we will pay it in monthly installments as Settlement Payments on and after the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date) or if your Contract enters the Benefit Phase prior to the Maximum Annuity Date. This guarantee applies on and after the Lifetime Income Date, while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Lifetime Income Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment.

     3. After the Covered Person's death (or the death of the last surviving Covered Person in the case of the GLWB Plus for Two), your Beneficiary will receive the remaining Guaranteed Withdrawal Balance as a lump sum death benefit (if greater than the standard death benefit or any optional death benefit you elected) in certain cases or in monthly installments as Settlement Payments (until the Guaranteed Withdrawal Balance is reduced to zero) in others. This guarantee applies even if the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) on or after the Maximum Annuity Date, if you elected the GLWB Rider annuitization option on the Maximum Annuity Date.

The Guaranteed Withdrawal Amount is only available prior to the Lifetime Income Date. The Lifetime Income Amount is only available on and after the Lifetime Income Date (if your Contract Value is greater than zero on the Lifetime Income
Date). If you take ANY withdrawals prior to the Lifetime Income Date, the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount that was previously available. If we increase the Lifetime Income Base for a Bonus or a Step-Up, we will increase the Lifetime Income Amount and it may be higher than the Guaranteed Withdrawal Amount that was previously available.

As described in more detail below, we will increase the Guaranteed Withdrawal Balance, Lifetime Income Base, and Lifetime Income Amount (on or after the Lifetime Income Date) when you make additional Purchase Payments, subject to limits. As described in more detail below, we may increase the Guaranteed Withdrawal Amount (prior to the Lifetime Income Date) when you make additional Purchase Payments.

We make the above guarantees subject to the rules below:

     a)   You limit your withdrawals each Contract Year to Non-Excess
          Withdrawals.

     b) You do not annuitize under one of the Annuity Options in the Contract.

     c)   You do not terminate or surrender the Contract.

     d)   There is no divorce prior to the Benefit Phase Start Date.

     e) In the case of the GLWB Plus For One, a Non-Qualified Contract with joint Owners must be continued if the Owner who is not the Covered Person dies.

     f) In the case of the GLWB Plus For Two, if a Covered Person who is an Owner dies, the other Covered Person (if living) must continue the Contract.


THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT DOES NOT GUARANTEE CONTRACT VALUE OR THE PERFORMANCE OF ANY INVESTMENT OPTION

IMPORTANT:    We offered two coverage options: where the GLWB Rider covers one
Covered Person ("GLWB Plus For One") and where the GLWB Rider covers two Covered Persons ("GLWB Plus For Two"). If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole

Beneficiary, you chose whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse.


IMPORTANT CONSIDERATIONS

AN ADDITIONAL MONTHLY CHARGE IS IMPOSED FOR THIS BENEFIT AND THE COVERED PERSON(S) MUST REACH THE LIFETIME INCOME DATE AND REMAIN LIVING TO RECEIVE CERTAIN BENEFITS. SINCE THE WITHDRAWAL BENEFIT OF THE GLWB RIDER IS ACCESSED THROUGH REGULAR NON-EXCESS WITHDRAWALS, THE GLWB RIDER MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. CERTAIN QUALIFIED CONTRACTS MAY HAVE WITHDRAWAL RESTRICTIONS WHICH MAY LIMIT THE BENEFIT OF THE RIDER. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THE GLWB RIDER.

ALSO, THE GLWB RIDER LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT AND CONTAINS AGE CAPS, PURCHASE PAYMENT LIMITATIONS, AND RESTRICTIONS ON AN OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES.

Please carefully consider the following:

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2.

      - You may only allocate Purchase Payments and transfer Contract Value among certain Investment Options (see "INVESTMENT OPTION RESTRICTIONS" below).

      - We impose additional limitations on Purchase Payments (see "MAKING ADDITIONAL PURCHASE PAYMENTS" below).

      - You may not cancel the Rider once it is issued.

      - You will begin paying the GLWB Rider charge as of the first Monthiversary following the Date of Issue, even if you do not begin taking withdrawals for many years. If you choose not to take withdrawals, we will not refund the GLWB Rider charge.

      - Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant.

      - You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected the GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

      - There are restrictions regarding who may be named as an Owner, joint Owner, Annuitant, joint Annuitant, and Beneficiary (see "NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES" below).

      - Any Settlement Payments that we make are subject to our financial strength and claims-paying ability.

      - Excess Withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Rider; or

PURCHASING THE GLWB RIDER

Prior to its discontinuance, the GLWB Rider was only available to Qualified Contracts. The GLWB Rider was available only by electing it on the initial Contract application, and could not be elected after the Date of Issue.

In the case of GLWB Plus For One, the Rider could be elected only if the Covered Person had not attained age 76. In the case of joint Owners, the age of the older Owner determined eligibility. Where the Owner is a non-natural person, we determined eligibility by the age of the older Annuitant on the Date of Issue.

In the case of GLWB Plus For Two, the Rider could be elected only if the older Covered Person had not attained age 76. Also, both Covered Persons must have had birthdates less than 6 years apart from each other. For example, assume you purchased a Contract on November 1, 2007 and you wished to select GLWB Plus For
Two:

      - EXAMPLE 1:    You are born July 1, 1942 and your spouse is born June 1,
        1948. Since your birthdates are 5 years and 11 months apart, you may elect GLWB Plus For Two.

      - EXAMPLE 2:    You are born July 1, 1942 and your spouse is born August
        1, 1948. Since your birthdates are 6 years and 1 month apart, you may NOT elect GLWB Plus For Two.

We required due proof of age before issuing the Rider. We reserved the right to accept or refuse to issue the GLWB Rider at our sole discretion. The Rider was not be available in all states.


COVERED PERSONS

If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there will be one or two Covered Persons. This designation impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse. You chose either the GLWB Plus For One or the GLWB Plus For Two when you elected the GLWB Rider.

In the case of GLWB Plus For One, the Covered Person is the person whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). If there is more than one Owner, the Covered Person is the older Owner on the Date of Issue. If the Contract is owned by a non-natural person, we treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

In the case of GLWB Plus For Two, you and your spouse are the Covered Persons whose lives we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity
Date).

We determined the Covered Person(s) at the time you elected the Rider. A Covered Person cannot be added or changed after the Date of Issue.


NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES

Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant. If the Owner is a non-natural person, we will treat each Annuitant as an Owner under the GLWB Rider, and all Owner provisions and restrictions apply to such Annuitants.

You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected

GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

IF YOU DO NOT HAVE A SPOUSE ON THE DATE OF ISSUE:

      - You could have elected only GLWB Plus For One. You must be named as the sole Owner, and any Beneficiary may be named. You are the Covered Person.

IF YOU HAVE A SPOUSE ON THE DATE OF ISSUE:

For Qualified Contracts:

      - Under the Internal Revenue Code of 1986, as amended (the "Code"), only one spouse may be named as the sole Owner.

      - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

      - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons will be the sole Owner and the sole Beneficiary.

For Non-Qualified Contracts, you chose one of the following options:

     1)   one spouse was named as the sole Owner

          - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

          - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

                                     OR:

     2)   both spouses are named as joint Owners and Beneficiaries

          - If you elected GLWB Plus For One, the Covered Person is the older Owner

          - If you elected GLWB Plus For Two, the Covered Persons is both
            Owners.

A spouse must qualify as a "spouse" under the Code.


INVESTMENT OPTION RESTRICTIONS

If you elected the GLWB Rider, you may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

      - Goldman Sachs Balanced Strategy Portfolio (Class A)

      - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

      - Goldman Sachs Growth Strategy Portfolio (Class A)

      - Goldman Sachs Government Money Market Fund (Service Shares)

YOU MAY NOT ALLOCATE ANY PORTION OF YOUR PURCHASE PAYMENTS OR CONTRACT VALUE TO ANY INVESTMENT OPTION NOT LISTED ABOVE. YOU MAY NOT ALLOCATE PURCHASE PAYMENTS OR TRANSFER CONTRACT VALUE TO THE FIXED ACCOUNT.

You should consult with your financial adviser to assist you in determining whether the Investment Options available with the GLWB Rider are best suited for your financial needs and risk tolerance. We reserve the right to impose additional restrictions on Investment Options at any time.

GLWB RIDER CHARGE

We assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

     - In the case of GLWB Plus For One, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.50% of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.75% of the Lifetime Income Base on that Monthiversary.

WE RESERVE THE RIGHT TO INCREASE THE GLWB RIDER CHARGE ON THE EFFECTIVE DATE OF EACH STEP-UP. WE GUARANTEE, HOWEVER, THAT THE MONTHLY GLWB RIDER CHARGE WILL NEVER EXCEED 1.00% FOR GLWB PLUS FOR ONE OR 1.50% FOR GLWB PLUS FOR TWO, OF THE LIFETIME INCOME BASE ON EACH MONTHIVERSARY. If we decide to increase the GLWB Rider charge at the time of a Step-Up, then you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

We will deduct a pro rata share of the monthly GLWB Rider charge from the amount otherwise due:

     1) If you take an Excess Withdrawal on any date other than a Monthiversary and such withdrawal reduces the Contract Value to zero.

     2)   On the Annuity Date.

     3)   Upon surrender of the Contract.

All charges for the GLWB Rider will cease upon termination (see "TERMINATING THE GLWB RIDER" below).

When we deduct the charge for the GLWB Rider, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which we received such Purchase Payments.


GUARANTEED AMOUNTS

THE GUARANTEED WITHDRAWAL BALANCE.    On the Date of Issue, the initial
Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). Your Guaranteed Withdrawal Balance can never be more than $5 million. Your Guaranteed Withdrawal Balance will never be less than zero.

THE LIFETIME INCOME BASE.    On the Date of Issue, the initial Lifetime Income
Base is equal to your initial Purchase Payment (less any premium taxes). The amount of the GLWB Rider charge and the Lifetime Income Amount will increase if the Lifetime Income Base increases. Your Lifetime Income Base can never be more than $5 million. Your Lifetime Income Base will never be less than zero.

NOTE: The Guaranteed Withdrawal Balance and Lifetime Income Base are not cash values or surrender values, are not available to Owners, are not minimum returns for any Subaccount, and are not guarantees of any Contract Value.

THE GUARANTEED WITHDRAWAL AMOUNT.    On the Date of Issue, the initial
Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. Your Guaranteed Withdrawal Amount can never be more than $250,000.

THE LIFETIME INCOME AMOUNT.    On the Lifetime Income Date, the initial
Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date. We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. Your Lifetime Income Amount can never be more than $250,000.

NOTE: If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the previously available Guaranteed Withdrawal Amount.

Non-Excess Withdrawals, Excess Withdrawals, additional Purchase Payments, Bonuses, and Step-Ups may have an effect on the value of the Guaranteed Withdrawal Balance, the Lifetime Income Base, the Guaranteed Withdrawal Amount, and the Lifetime Income Amount, as follows:

IF:                                           THEN:

You take a Non-Excess Withdrawal              - we will decrease your Guaranteed Withdrawal Balance;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Base; and
                                                - we will not change your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will not change your Lifetime Income Base; and
                                                - we will not change your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below)

You take an Excess Withdrawal                 - we will decrease your Guaranteed Withdrawal Balance;
                                              - we will decrease your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below)

IF:                                           THEN:

You make an additional Purchase Payment       - we will increase your Guaranteed Withdrawal Balance;
                                              - we will increase your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will recalculate your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount.
                                              (See "MAKING ADDITIONAL PURCHASE PAYMENTS" below)

We apply a Bonus and/or Step-Up               - we will not change your Guaranteed Withdrawal Balance;
                                              - we will not change your Guaranteed Withdrawal Amount;
                                              - we will increase your Lifetime Income Base; and
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount;
                                              (See "BONUS" and "STEP-UP" below)


TAKING WITHDRAWALS

IMPORTANT CONSIDERATIONS

You may be assessed charges and penalties if you take withdrawals:

     - Although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so (unless you have elected the No Withdrawal Charge Rider for an additional charge). We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, will reduce the remaining Free Withdrawal Amount in any Contract Year. (See "WITHDRAWAL CHARGE" in the prospectus).

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2. (See "FEDERAL TAX MATTERS" in the prospectus).

You should carefully consider when to begin taking Non-Excess Withdrawals.

      - You may reduce the value of the guarantees provided by the GLWB Rider, depending on when you begin taking Non-Excess Withdrawals. For example, because Non-Excess Withdrawals taken prior to the Lifetime Income Date reduce your Lifetime Income Base, such withdrawals will result in a lower initial Lifetime Income Amount (when calculated on the Lifetime Income Date).

      - If you delay taking Non-Excess Withdrawals, you may be paying for a benefit you are not using.

Please consult your financial adviser as to the appropriate time for you to begin taking Non-Excess Withdrawals.


NON-EXCESS WITHDRAWALS

IF:                                             THEN:

You take a Non-Excess Withdrawal                1. We will decrease the Guaranteed Withdrawal Balance by
   prior to the Lifetime Income Date:              the amount of the withdrawal.
                                                2. We will decrease the Lifetime Income Base to equal the
                                                   GREATER of:
                                                   - the Lifetime Income Base immediately amount prior to
                                                     the withdrawal minus the of the withdrawal; OR
                                                   - the Lifetime Income Base immediately prior to the
                                                     withdrawal multiplied by the Proportional Reduction
                                                     Factor.
                                                3. Your Guaranteed Withdrawal Amount will not change.
                                                THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                                VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                                IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                          THEN:

You take a Non-Excess Withdrawal on or       1. We will decrease the Guaranteed Withdrawal Balance by
   after the Lifetime Income Date:              the amount of the withdrawal.
                                             2. Your Lifetime Income Base will not change.
                                             3. Your Lifetime Income Amount will not change.

THE LIFETIME INCOME AMOUNT MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT PREVIOUSLY AVAILABLE IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR LIFETIME INCOME DATE.

NOTE: If you choose to receive only a part of, or none of, your Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, in any given Contract Year, you should understand that annual Non-Excess Withdrawals are not cumulative. You cannot carry over any unused Non-Excess Withdrawals to any future Contract Years.

EXCESS WITHDRAWALS

IF:                                            THEN:

You take an Excess Withdrawal prior to the     1. We will decrease the Guaranteed Withdrawal Balance to
   Lifetime Income Date:                          equal the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Guaranteed Withdrawal Amount to
                                                  equal the Guaranteed Withdrawal Amount immediately
                                                  prior to the withdrawal multiplied by the Proportional
                                                  Reduction Factor.
                                               3. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.
                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACTV
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                            THEN:

You take an Excess Withdrawal on or            1. We will decrease the Guaranteed Withdrawal Balance to
   after the Lifetime Income Date:                equal the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.
                                               3. We will decrease the Lifetime Income Amount to equal 5%
                                                  of the new Lifetime Income Base.
                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

THE GLWB RIDER IS DESIGNED FOR YOU TO TAKE NON-EXCESS WITHDRAWALS EACH CONTRACT YEAR. THE GLWB RIDER IS NOT DESIGNED FOR TAKING EXCESS WITHDRAWALS. TAKING EXCESS WITHDRAWALS COULD HAVE NEGATIVE CONSEQUENCES:

      - EXCESS WITHDRAWALS COULD REDUCE YOUR GUARANTEED WITHDRAWAL BALANCE AND LIFETIME INCOME BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE WITHDRAWAL. THIS MEANS THAT THE AMOUNT OF TOTAL GROSS WITHDRAWALS YOU MAKE AND/OR MONTHLY SETTLEMENT PAYMENTS YOU RECEIVE UNDER THE RIDER COULD BE LESS THAN THE TOTAL OF YOUR PURCHASE PAYMENTS (LESS ANY PREMIUM TAXES).

      - EXCESS WITHDRAWALS MAY REDUCE OR EVEN ELIMINATE YOUR FUTURE GUARANTEED WITHDRAWAL AMOUNT AND FUTURE LIFETIME INCOME AMOUNT.

      - WE WILL SURRENDER YOUR CONTRACT, AND YOU WILL LOSE THE GUARANTEES PROVIDED BY THE GLWB RIDER, IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO EXCESS WITHDRAWALS. YOU WILL NOT RECEIVE ANY FURTHER BENEFITS UNDER THE GLWB RIDER.

MAKING ADDITIONAL PURCHASE PAYMENTS

You may make additional Purchase Payments at any time prior to the earlier of the Benefit Phase Start Date or the Covered Person's 76th birthday (or the older Covered Person's 76th birthday in the case of GLWB Plus For Two), subject to the limitations discussed below.

PURCHASE PAYMENTS PRIOR TO THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment prior to the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes) (subject to a maximum limit of $5 million).

We also will recalculate the Guaranteed Withdrawal Amount to equal the greater of:

      - the Guaranteed Withdrawal Amount immediately before the Purchase Payment; or

      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment.

PURCHASE PAYMENTS ON OR AFTER THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment on or after the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes) (subject to a maximum limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to our receipt of a Purchase Payment. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Purchase Payment.

PURCHASE PAYMENT LIMITATIONS.    Please note the following limits on Purchase
Payments:

      - We reserve the right to refuse to accept additional Purchase Payments at any time to the extent permitted in the state we issue your Contract.

      - You must obtain our prior approval if your Contract Value immediately following an additional Purchase Payment would exceed $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation.

      - We will not accept an additional Purchase Payment on or after the first Contract Anniversary without our prior approval if the total of your Purchase Payments on and after the first Contract Anniversary would exceed $100,000. If you own a Qualified Contract, we will waive our requirement for prior approval of any Purchase Payments made in connection with a systematic investment program approved by us. We will aggregate multiple Contracts you own for purposes of the $100,000 limitation.

All other limitations on Purchase Payments, as set forth in "Purchase Payments," also apply. We reserve the right to impose additional limitations on Purchase Payments at any time.


BONUS

A Bonus is available for a limited time (the "Bonus Period"). The Bonus is an incentive for you to defer taking withdrawals until after the Bonus Period. The Bonus Period begins on the first Contract Anniversary and ends on the earlier of:

      - the 10th Contract Anniversary; or

      - the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 80.

If you have never taken a withdrawal, we will increase the Lifetime Income Base by a Bonus on each Contract Anniversary during the Bonus Period (subject to the maximum Lifetime Income Base limit of $5 million). Each time you qualify for a Bonus, we will increase the Lifetime Income Base by an amount equal to 5% multiplied by total Purchase Payments (less any premium taxes).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Bonus. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base after the Bonus.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

Once you take a withdrawal, we will not apply any future Bonuses to the Lifetime Income Base.

NOTE: A Bonus increases the Lifetime Income Base, but it is not available in cash and has no effect on your Contract Value.


STEP-UP

If your Contract Value on any "Step-Up Date" during the "Step-Up Period" is greater than the Lifetime Income Base on that date, we will automatically increase your Lifetime Income Base to equal the Contract Value (subject to the maximum Lifetime Income Base limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Step-Up. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Step-Up.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

STEP-UP PERIOD. The Step-up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 90. NO STEP-UPS WILL OCCUR AFTER THE END OF THE STEP-UP PERIOD.

STEP-UP DATES.    During the Step-Up Period, we schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Date of Issue and every Contract Anniversary thereafter (e.g., the 10th, 11th, 12th, etc.) while the GLWB Rider is in effect, and on the Lifetime Income Date.

INCREASE IN GLWB RIDER CHARGE:    If we Step-Up the Lifetime Income Base, we
reserve the right to increase the monthly GLWB Rider charge up to a maximum of 1.00% for GLWB Plus For One or 1.50% for GLWB Plus For Two, on an annual basis, of the Lifetime Income Base on each Monthiversary (see "GLWB RIDER CHARGE" above). If we decide to increase the GLWB Rider charge at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Lifetime Income Base within 30 days of subsequent Step-Up Dates by submitting a written request to our Service Center. If you decide to Step-Up the Lifetime Income Base, we will thereafter resume automatic Step-Ups.


BENEFIT PHASE

The Contract enters the Benefit Phase IF:

      - the Contract Value is reduced to zero due to:

        - a Non-Excess Withdrawal; OR

        - poor market performance; OR

        - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

The date the Contract enters the Benefit Phase is called the Benefit Phase Start Date.

Note that the Contract will only be eligible to enter the Benefit Phase if:

      - In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Benefit Phase Start Date; OR

        2. both Owners live until the Benefit Phase Start Date (in the case of a Non-Qualified Contract with joint Owners); OR

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Benefit Phase Start Date.

      - In the case of GLWB Plus For Two:

        1. both Covered Persons live until the Benefit Phase Start Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Benefit Phase Start Date; OR

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Benefit Phase Start Date.

On the Benefit Phase Start Date we will terminate the GLWB Rider and all other rights and benefits under the Contract, including death benefits and any additional riders. We will not accept additional Purchase Payments and we will not deduct the GLWB Rider charge after the Benefit Phase Start Date.

During the Benefit Phase, we will pay you monthly Settlement Payments. Total monthly Settlement Payments received in the Benefit Phase (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Benefit Phase Start Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For
Two).

NOTE: If the Benefit Phase Start Date occurs before the Lifetime Income Date, monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is reduced to zero after the first monthly Settlement Payment. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, monthly Settlement Payments will continue while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Benefit Phase Start Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

Changes to Owners and Beneficiaries on and after the Benefit Period Start Date are subject to the same restrictions that would apply if the Contract entered the Annuity Period. (See "OWNERS, ANNUITANTS, AND BENEFICIARIES").

IF THE BENEFIT PHASE START DATE OCCURS BEFORE THE LIFETIME INCOME DATE:

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000:

      - The first and only Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Guaranteed Withdrawal Balance.

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is greater than $2,000:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the lesser of:

          - the Guaranteed Withdrawal Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Guaranteed Withdrawal Amount divided by twelve; or

          - the Guaranteed Withdrawal Balance.

     - We will decrease the Guaranteed Withdrawal Balance by the amount of the first monthly Settlement Payment. If the Guaranteed Withdrawal Balance following the first monthly Settlement Payment is greater than zero, we will pay you recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) equal to the Guaranteed Withdrawal Amount divided by twelve, and we will reduce the Guaranteed Withdrawal Balance by the amount of each payment until the Guaranteed Withdrawal Balance is equal to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the remaining Guaranteed Withdrawal Amount divided by twelve.

     EXAMPLE:

     If: The Guaranteed Withdrawal Balance on the Benefit Phase Start Date = $20,100
          The Guaranteed Withdrawal Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

          The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12))). The
          Guaranteed Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12), and we will reduce the Guaranteed Withdrawal Balance by $500 for each monthly Settlement Payment, until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment.
          Therefore, the last monthly Settlement Payment (the 35th payment) will be equal to $100.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.


IF THE BENEFIT PHASE START DATE OCCURS ON OR AFTER THE LIFETIME INCOME DATE:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Lifetime Income Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Lifetime Income Amount divided by twelve.

     - You will then receive recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two) equal to the Lifetime Income Amount divided by twelve. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed

        Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

     EXAMPLE:

     If: The Guaranteed Withdrawal Balance on the Benefit Phase Start Date = $20,100
          The Lifetime Income Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

          The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12)). The
          Guaranteed Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or for the rest of the last surviving Covered Person's life in the case of GLWB Plus For
          Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. If the Covered Person has died (or if the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

          NOTE: Under Qualified Contracts, we may make higher monthly Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

NOTE: If there is one living Covered Person on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If there are two living Covered Persons on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the Contract will not be eligible to enter the Benefit Phase after the date of divorce. See "DIVORCE" below.

GLWB RIDER DEATH BENEFIT

GLWB RIDER DEATH BENEFIT BEFORE THE BENEFIT PHASE START DATE

If the GLWB Rider Death Benefit is payable in the situations outlined below, the GLWB Rider Death Benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

        (A) = The Contract Value on the Valuation Date we receive due proof of death

        (B) = The Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

We will calculate any GLWB Rider Death Benefit on the Valuation Date we receive due proof of death.


1) GLWB PLUS FOR ONE

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

IF:                                              THEN:

The Covered Person is the deceased Owner:        - We will pay the GLWB Rider Death Benefit instead of the
                                                   standard death benefit or any optional death benefit you
                                                   elected if the GLWB Rider Death Benefit is greater.
                                                 - We will terminate the GLWB Rider on the Valuation Date
                                                   we receive due proof of death.
The Covered Person is NOT the deceased:          - We will NOT pay the GLWB Rider Death Benefit.
   Owner:
   NOTE: THIS SITUATION CAN ONLY ARISE IF JOINT  - We will terminate the GLWB Rider on the Valuation
   OWNERS ARE NAMED ON THE DATE OF ISSUE.          Date we receive due proof of death.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects not to take the Contract death benefit as a lump sum, the following will apply:

IF:                                          THEN:

The Covered Person is the deceased Owner,    - We will pay the GLWB Rider Death Benefit instead of the
   the Beneficiary is the deceased Owner's     standard death benefit or any optional death benefit you
   surviving spouse, and the Beneficiary       elected if the GLWB Rider Death Benefit is greater.
   chooses NOT to continue the Contract:     - We will terminate the GLWB Rider on the Valuation Date
                                               we receive due proof of death.
The Covered Person is the deceased Owner,    - We will apply the GLWB Rider Death Benefit instead of
   the Beneficiary is the deceased Owner's     the standard death benefit or any optional death benefit
   surviving spouse, and the Beneficiary       you elected if the GLWB Rider Death Benefit is greater.
   chooses to continue the Contract:         - We will terminate the GLWB Rider on the Valuation Date
                                               we receive due proof of death.
The Covered Person is the deceased Owner     - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is NOT the deceased     standard death benefit or any optional death benefit you
   Owner's surviving spouse:                   elected if the GLWB Rider Death Benefit is greater.
                                             - We will terminate the GLWB Rider on the Valuation Date
                                               we receive due proof of death.


IF:                                              THEN:

The Covered Person is NOT the deceased           - We will NOT apply the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the            - We will NOT terminate the GLWB Rider--the Rider will
   deceased Owner's surviving spouse, and          continue unchanged.
   the Beneficiary chooses to continue           - The surviving owner may add or change any Beneficiary
   the Contract:                                   (spouse or non-spouse).
   NOTE: THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.
The Covered Person is NOT the deceased           - We will NOT pay the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the deceased   - We will terminate the GLWB Rider on the Valuation Date
   Owner's surviving spouse, and the               we receive due proof of death.
   Beneficiary chooses not to continue
   the Contract:
   NOTE: THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.


2) GLWB PLUS FOR TWO

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

      - If the Covered Person is the deceased Owner and the Beneficiary is not the other Covered Person:

        1. We will pay the GLWB Rider Death Benefit instead of the standard death benefit1. or any optional death benefit you elected if the GLWB Rider Death Benefit is greater.

        2. We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

      NOTE: THIS SITUATION CAN ARISE ONLY IF BOTH OF THE COVERED PERSONS HAVE
        DIED.

      - Otherwise, we will not pay the GLWB Rider Death Benefit and we will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects not to take the Contract death benefit as a lump sum, the following will apply:

IF:                                             THEN:

The Covered Person is the deceased Owner        - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is not the other           standard death benefit or any optional death benefit you
   Covered Person:                                elected if the GLWB Rider Death Benefit is greater.
   NOTE: THIS SITUATION CAN ARISE ONLY IF BOTH  - We will terminate the GLWB Rider on the Valuation Date
   OF THE COVERED PERSONS HAVE DIED.              we receive due proof of death.


IF:                                             THEN:

A Covered Person is the deceased Owner,         - We will NOT apply the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's      - We will NOT terminate the GLWB Rider--the Rider will
   surviving spouse (and the other Covered        continue unchanged.
   Person), and the Beneficiary chooses to      - If the Beneficiary (who is the surviving spouse) was not an
   continue the Contract:                         Owner of the Contract, the Beneficiary will become the
   NOTE: THIS SITUATION CAN ARISE IF ONLY ONE     new Owner and new Annuitant. The new or surviving
   OF THE COVERED PERSONS HAS DIED.               Owner may add or change any Beneficiary (spouse or
                                                  non-spouse).
A Covered Person is the deceased Owner,         - We will NOT pay the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's      - We will terminate the GLWB Rider on the Valuation Date
   surviving spouse (and the other Covered        we receive due proof of death.
   Person), and the Beneficiary chooses not
   to continue the Contract:
   NOTE: THIS SITUATION CAN ARISE IF ONLY ONE
   OF THE COVERED PERSONS HAS DIED.

In the case of GLWB Plus For Two, the Rider will continue unchanged and we will not pay the GLWB Rider Death Benefit upon the death of a Covered Person who is not an Owner. In this case, the surviving Owner may add or change any Beneficiary (spouse or non-spouse).

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner before the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs before the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. Please note that Contract continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Consult a tax adviser for more information.


GLWB RIDER DEATH BENEFIT ON OR AFTER THE BENEFIT PHASE START DATE

If a Covered Person (or the last surviving Covered Person, in the case of GLWB Plus For Two) dies on or after the Benefit Phase Start Date, we will continue to make the same recurring monthly Settlement Payments that were being made prior to the Covered Person's death to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. If the Benefit Phase Start Date occurs before the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Guaranteed Withdrawal Amount divided by twelve. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner on or after the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs on or after the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. In some cases, the amount of each monthly Settlement Payment we make to the Beneficiary may be greater than the minimum distribution that might otherwise be required.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the GLWB Rider Death Benefit will not be payable on the death of an Owner, as outlined above, after the date of divorce. See "DIVORCE" below.

ANNUITIZATION

On the Annuity Date, you must elect one of the following Options:

Option 1:    Elect to surrender the Contract, and we will terminate the GLWB
             Rider and pay you the Withdrawal Value (see "WITHDRAWALS AND
             SURRENDERS DURING THE ACCUMULATION PERIOD" in the Prospectus);

Option 2:    Elect to receive annuity payments under your Contract, and we will terminate the GLWB Rider and apply your Withdrawal Value as of the Annuity Date to an Annuity Option (see "ANNUITY PERIOD" in the
             Prospectus); OR

Option 3:    If the Maximum Annuity Date has been reached, elect to apply your
             Withdrawal Value to the GLWB Rider annuitization option. Under the GLWB Rider annuitization option, we will pay you monthly
             Settlement Payments equal to the Lifetime Income Amount divided by twelve for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two), beginning on the Maximum Annuity Date. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly
             Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus
             For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

             NOTE: Total monthly Settlement Payments received on and after the
                   Maximum Annuity Date (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Maximum Annuity Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For
                   Two).
             NOTE: You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Maximum Annuity Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.
             NOTE: Under Qualified Contracts, we may make higher monthly
                   Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

     EXAMPLE:

     If:  The Contract has reached the Maximum Annuity Date
          The Withdrawal Value on the Maximum Annuity Date = $2,000
          The Guaranteed Withdrawal Balance on the Maximum Annuity Date =
          $17,100
          The Lifetime Income Amount = $6,000
          You elect Option 3 above, then

          We will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB

          Plus for Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $17,100 - 34 x $500) after the 34th payment. If the Covered Person has died (or the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For
          Two).

Please consult your financial adviser as to which option is most appropriate for you.

Note that you will only be eligible to elect Option 3 on the Maximum Annuity Date if:

     -  In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Maximum Annuity Date; or

        2. both Owners live until the Maximum Annuity Date (in the case of a Non-Qualified Contract with joint Owners); or

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Maximum Annuity Date.

     -  In the case of GLWB Plus For Two:

        1. both Covered Persons live until the Maximum Annuity Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Maximum Annuity Date; or

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Maximum Annuity Date.

If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there is one living Covered Person at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there are two living Covered Persons at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

We must receive written notification of your election of one of the above Options at least 15 days before the Annuity Date. If the Maximum Annuity Date has been reached and we have not received an election, you will be deemed to elect the Option (Option 2 or Option 3) that would result in the higher initial monthly payment on the Maximum Annuity Date. We will not deduct the GLWB Rider charge after the Annuity Date.


LOANS

The Loan privilege described in the Contract is not available if you elected the GLWB Rider.


DIVORCE

In the event of divorce, the former spouses must provide due proof of divorce to us at our Service Center. WE MAKE A LIMITED NUMBER OF EXCEPTIONS (IDENTIFIED BELOW) WITH RESPECT TO CHANGING AN OWNER AND/OR BENEFICIARY IN CONNECTION WITH DIVORCE. THE COVERED PERSON (OR BOTH COVERED PERSONS IN THE CASE OF GLWB PLUS FOR TWO) MAY LOSE GLWB RIDER BENEFITS IN THE EVENT OF DIVORCE.

1) If the date of divorce occurs prior to the Benefit Phase Start Date and the Annuity Date:

      - If due proof of divorce indicates that one of the following changes is to be made to an Owner and/or Beneficiary (effective as of the date of divorce), we will permit the change and the GLWB Rider will continue:

        1. If the Contract has joint Owners and both Owners are Covered Persons, we will permit one of the Owners to be removed from the Contract.

        2. If the Contract has joint Owners and only one of the Owners is a Covered Person, we will permit the Owner who is not a Covered Person to be removed from the Contract.

        3. If the Contract has a sole Owner, we will permit the Owner to be removed from the Contract if the sole Beneficiary who is also a Covered Person becomes the sole Owner of the Contract.

        4. If the Contract has a sole Beneficiary who is a Covered Person, we will permit the sole Beneficiary to be removed from the Contract.

        5. If the Contract has a sole Owner, and the Owner is the only Covered Person, we will permit the Owner to change or add any Beneficiary (spouse or non-spouse).

      After the change or removal of an Owner and/or Beneficiary, the remaining Owner (who will be the only Covered Person) may change or add any Beneficiary (spouse or non-spouse). Any amounts withdrawn from the Contract in connection with or following the divorce will be treated as Non-Excess Withdrawals or Excess Withdrawals as the case may be, pursuant to the above "Taking Withdrawals" provisions.

NOTE: In the case of GLWB Plus for Two, we will treat the removal of a Covered Person in the same manner as if Covered Person had been removed due to death.

      - If due proof of divorce indicates that there are to be no changes to an Owner and/or Beneficiary (effective as of the date of divorce):

        - If the date of death of the first former spouse to die occurs prior to the Benefit Phase Start Date, then either:

          - The GLWB Rider will continue if the deceased former spouse was not an Owner of the Contract. No GLWB Rider Death Benefit will be payable in connection with this death. The surviving Owner may then change or add any Beneficiary (spouse or non-spouse).

                                     OR:

          - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death of the first former spouse to die, if the former spouse was an Owner of the Contract. If the first former spouse to die was the only Covered Person on the date of death, we will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected if the GLWB Rider Death Benefit is greater. Otherwise, no GLWB Rider Death Benefit will be payable in connection with this death.

        - If both former spouses are still living on the Benefit Phase Start Date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

          - If the Maximum Annuity Date has been reached, and both former spouses are still living on that date, and you elect the GLWB Rider annuitization option on that date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

        - If due proof of divorce indicates that an Owner and/or Annuitant and/or Beneficiary is to be changed, added, or removed (effective as of the date of divorce), and it is not specifically permitted above, the Rider will terminate on the earlier of the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of death of the first Owner to die. The Contract will not be eligible to enter the Benefit Phase after the date of divorce and no GLWB Rider Death Benefit will be payable on the death of an Owner after the date of divorce. In this case, we will refund any GLWB Rider charges between the date of divorce and the date that the GLWB Rider is terminated.

2)    If the date of divorce occurs on or after the Benefit Phase Start Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

3) If the date of divorce occurs on or after the Maximum Annuity Date and you elected the GLWB Rider annuitization option on the Maximum Annuity
      Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.


OTHER PROVISIONS

If you elected the GLWB Rider, all other provisions of your Contract and this Prospectus that do not conflict with the provisions of the GLWB Rider apply, such as "Transfers During the Accumulation Period" and "Withdrawals and Surrenders During the Accumulation Period" in the Prospectus.


TERMINATING THE GLWB RIDER

You may not terminate the GLWB Rider once it is in effect. However, we will terminate the GLWB Rider automatically upon the earliest of:

      - the Valuation Date that the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero (we will treat this as a surrender);

      - the Annuity Date;

      - the Benefit Phase Start Date;

      - the Valuation Date we receive due proof of an Owner's death, in certain circumstances (see "GLWB RIDER DEATH BENEFIT" above);

      - the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of the death of the first Owner to die after divorce, in certain circumstances (see "DIVORCE" above); or

      - termination or surrender of the Contract.

Once the GLWB Rider terminates, it cannot be reelected or reinstated. All charges for the GLWB Rider will cease upon termination.


MISSTATEMENT OF AGE

If any Owner or Covered Person's age has been misstated, we may change the Covered Person in the case of GLWB Plus for One. We will terminate the GLWB Rider if the Contract would not have been eligible to elect the GLWB Rider on the Date of Issue had the correct age been provided. We may also adjust the Lifetime Income Date, Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Base, Lifetime Income Amount, Contract Value, the amount of previous charges for the GLWB Rider, GLWB Rider Death Benefits, and/or the amount of any Settlement Payments, as applicable, to the correct amount had the correct age been provided. If there is any underpayment of monthly Settlement Payments, we will pay the amount of the underpayment in one sum. We will deduct any overpayment of monthly Settlement Payments from the current or succeeding monthly Settlement Payment(s) due under the GLWB Rider. Interest not to exceed 3% compounded annually will be credited to any underpayment or charged to any overpayment of monthly Settlement Payments.


EXAMPLES

Please refer to Examples 1-3, below for hypothetical examples that illustrate the benefits under the GLWB Rider.


FEDERAL TAX ISSUES

As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules, particularly those rules relating to distributions resulting from a GLWB Rider, are not entirely clear. In this regard, we intend to treat monthly Settlement Payments received by you under the GLWB Rider after the Contract enters into the Benefit Phase as annuity payments for tax purposes. (However, we intend to treat any portion of the first monthly Settlement Payment that is in excess of the Guaranteed Withdrawal Amount divided by twelve (if the Benefit Phase Start Date occurs before the Lifetime Income Date) or the Lifetime Income Amount divided by twelve (if the Benefit Phase Start Date occurs on or after the Lifetime Income
Date), as fully taxable to you. In addition, if the Benefit Phase Start Date occurs before the Lifetime Income Date and the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000, we intend to treat this Settlement Payment as a surrender payment for tax purposes.) We intend to treat the payments made to you prior to the Benefit Phase as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL" in the Prospectus)

The GLWB Rider provides benefits that differ from those traditionally offered under variable annuity contracts. If this Rider is in effect, the Covered Person(s) or his or her Beneficiary may be entitled to monthly Settlement Payments even if the Contract Value is zero. Such monthly Settlement Payments may be fully includible in income, if the investment in the Contract has been fully recovered.


LIFE EXPECTANCY DISTRIBUTIONS

You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or the joint life expectancies of both Covered Persons, if you elected GLWB Plus For Two). For purposes of the GLWB Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Required Minimum Distributions").

You may take any Required Minimum Distributions related to this Contract from this Contract or from any other Contract you may own. Under our Life Expectancy Distribution program, we do not consider withdrawals under other Contracts you may own when calculating "life expectancy" distributions. In some cases there may be other acceptable methods of calculating the required distribution amount. You must accept our calculation of the minimum distribution amount in order to participate in our Life Expectancy Distribution program and to avoid potential Excess Withdrawal treatment. In some cases there may be other acceptable methods of calculating the required distribution amount.

We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations. We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to required minimum distributions. You should discuss these matters with your tax adviser prior to electing GLWB Rider.

We will treat withdrawals under our Life Expectancy Distribution program as Non-Excess Withdrawals, if no other Gross Withdrawals are taken while the program is in effect. Any Gross Withdrawals that are taken that are not part of the program and any future Life Expectancy program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals. (See "TAKING WITHDRAWALS" above).

GLWB RIDER--EXAMPLE #1

THIS EXAMPLE ILLUSTRATES THE SETTING OF INITIAL AMOUNTS, THE IMPACT OF BONUSES AND STEP-UPS, THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS, THE IMPACT OF NON-EXCESS AND EXCESS WITHDRAWALS, AND THE CALCULATION OF THE GLWB RIDER DEATH BENEFIT

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $100,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue;

      - an Excess Withdrawal equal to the Contract Value is taken in the middle of the 17th Contract Year (the Contract is surrendered); and

      - we do not exercise our right to increase the GLWB Rider charge on the effective date of any Step-Up of the Lifetime Income Base.

The values in the shaded lines below are middle of year values (after the impact of the each assumed transaction). All other values are beginning of the year.

                                                          HYPOTHETICAL  HYPOTHETICAL              LIFETIME  CONTRACT
                                                            CONTRACT      CONTRACT    GUARANTEED   INCOME   VALUE ON  LIFETIME
        CONTRACT  AGE OF COVERED  PURCHASE      GROSS     VALUE BEFORE   VALUE AFTER  WITHDRAWAL    BASE     STEP-UP   INCOME
LINE      YEAR        PERSON       PAYMENT   WITHDRAWAL    TRANSACTION   TRANSACTION    BALANCE     BONUS     DATE      BASE
------  --------  --------------  ---------  -----------  ------------  ------------  ----------  --------  --------  --------

(1)...      1                 55  $ 100,000                 $      0      $100,000    $ 100,000       N/A        N/A  $100,000
(2)...      2                 56                              95,000        95,000      100,000    $5,000        N/A   105,000
(3)...      3                 57                             110,000       110,000      100,000     5,000        N/A   110,000
(4)...      4                 58                             117,500       117,500      100,000     5,000   $117,500   117,500
(5)...      4     Transaction #1     25,000                  110,000       135,000      125,000       N/A        N/A   142,500
(6)...      5                 59                             130,000       130,000      125,000     6,250        N/A   148,750
(7)...      6                 60                             115,000       115,000      125,000     6,250        N/A   155,000
(8)...      7                 61                             110,000       110,000      125,000     6,250    110,000   161,250
(9)...      7     Transaction #2                $6,250       118,750       112,500      118,750       N/A        N/A   155,000
(10)..      8                 62                             115,000       115,000      118,750       N/A        N/A   155,000
(11)..      9                 63                             117,500       117,500      118,750       N/A        N/A   155,000
(12)..      9     Transaction #3                10,000       125,000       115,000      108,750       N/A        N/A   142,600
(13)..     10                 64                             125,000       125,000      108,750       N/A    125,000   142,600
(14)..     11                 65                             135,000       135,000      108,750       N/A    135,000   142,600
(15)..     12                 66                             150,000       150,000      108,750       N/A    150,000   150,000
(16)..     13                 67                             135,000       135,000      108,750       N/A    135,000   150,000
(17)..     13     Transaction #4                 7,500       122,500       115,000      101,250       N/A        N/A   150,000
(18)..     14                 68                             105,000       105,000      101,250       N/A    105,000   150,000
(19)..     15                 69                             110,000       110,000      101,250       N/A    110,000   150,000
(20)..     16                 70                              90,000        90,000      101,250       N/A     90,000   150,000
(21)..     16     Transaction #5                65,000        75,000        10,000       13,500       N/A        N/A    20,000
(22)..     17                 71                              10,500        10,500       13,500       N/A     10,500    20,000
(23)..     17     Transaction #6                11,000        11,000             0            0       N/A        N/A         0


        GUARANTEED  LIFETIME
        WITHDRAWAL   INCOME
LINE      AMOUNT     AMOUNT
------  ----------  --------

(1)...    $5,000        N/A
(2)...     5,000        N/A
(3)...     5,000        N/A
(4)...     5,000        N/A
(5)...     6,250        N/A
(6)...     6,250        N/A
(7)...     6,250        N/A
(8)...     6,250        N/A
(9)...     6,250        N/A
(10)..     6,250        N/A
(11)..     6,250        N/A
(12)..     5,750        N/A
(13)..     5,750        N/A
(14)..       N/A     $7,130
(15)..       N/A      7,500
(16)..       N/A      7,500
(17)..       N/A      7,500
(18)..       N/A      7,500
(19)..       N/A      7,500
(20)..       N/A      7,500
(21)..       N/A      1,000
(22)..       N/A      1,000
(23)..        na          0

SETTING OF INITIAL AMOUNTS

               --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment of
               $100,000. The initial Guaranteed Withdrawal Balance and Lifetime Income Base are set
               equal to the initial Purchase Payment of $100,000. The Guaranteed Withdrawal Amount is
               set equal to the 5% of the Guaranteed Withdrawal Balance (5% x $100,000 = $5,000). The
Line (1)       Lifetime Income Amount is not calculated prior to the Lifetime Income Date.

DETERMINATION OF LIFETIME INCOME DATE

               The Lifetime Income Date is the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65, or the Date of
               Issue if the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is age 65 or older on the Date of Issue.

Line (14)      In this example the Lifetime Income Date is the first day of the 11th Contract Year.

BONUSES & STEP-UPS

               The Bonus Period lasts until the earlier of the 10th Contract Anniversary or the Contract
               Anniversary immediately following the Contract Year in which the Covered Person (or older original Covered Person in the case of GLWB Plus for Two) reaches age 80. No Bonuses will be applied after a withdrawal is taken.

               The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or older original
               Covered Person in the case of GLWB Plus For Two) reaches age 90. During the Step-Up
               Period, Step-Up dates are scheduled for the 3rd, 6th, and 9th Contract Anniversary and every Contract Anniversary thereafter and the Lifetime Income Date.

               Since no withdrawals have been taken and the Covered Person is within the Bonus Period, the Lifetime Income Base is increased for a Bonus. The Bonus is equal to 5% of total
               Purchase Payments (= 5% x $100,000 = $5,000). The new Lifetime Income Base after the
               Bonus is equal to $105,000 (= $100,000 + $5,000). The Guaranteed Withdrawal Amount
Line (2)       does not change after a Bonus is applied.

               The 3rd Contract Anniversary is a Step-Up Date and the Contract Value ($117,500) exceeds the Lifetime Income Base after the Bonus is applied ($115,000), so the Lifetime Income Base is Stepped-Up to the Contract Value. Note that the Bonus is applied before we determine if
Line (4)       a Step-Up applies.

               The Contract Value ($110,000) is lower than the Lifetime Income Base after the Bonus is Line
Line (8)       (8) applied ($155,000 + $6,250 = $161,250) so the Lifetime Income Base is not Stepped-Up.

               The Contract Value ($150,000) is higher than the Lifetime Income Base ($142,600) so the
               Lifetime Income Base is Stepped-Up to equal the Contract Value. The Lifetime Income
Line (15)      Amount is increased to equal 5% of the new Lifetime Income Base (= 5% x $150,000 = $7,500).

TRANSACTION #1--IMPACT OF AN ADDITIONAL PURCHASE PAYMENT

               --We increase the Guaranteed Withdrawal Balance and Lifetime Income Base by the
               amount of an additional Purchase Payment when we receive it. The Guaranteed Withdrawal
               Balance after the additional Purchase Payment is equal to $125,000 (= $100,000 + $25,000).
               The Lifetime Income Base after the additional Purchase Payment Line (5) equals $142,500
Line (5)       (= $117,500 + $25,000).

               --The Guaranteed Withdrawal Amount is recalculated to equal the greater of (a) the
               Guaranteed Withdrawal Amount immediately before the Purchase Payment; or (b) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment. This is equal to $6,250 which is the greater of (a) = $5,000 or (b) = 5% x $125,000 = $6,250.


TRANSACTION #2--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

               Prior to the Lifetime Income Date, the Guaranteed Withdrawal Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal

               A Gross Withdrawal of $6,250 is taken in the middle of the 7th Contract Year. Since the
               Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($6,250), the Gross Withdrawal is classified as a Non-Excess Withdrawal. According to the terms of the GLWB Rider, amounts are
Line (9)       adjusted for a Non-Excess Withdrawal taken prior to the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($118,750 = $125,000 - $6,250)

               --The new Lifetime Income Base is equal to the greater of (a) the Lifetime Income Base immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Lifetime
               Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor*. This is equal to $155,000 which is the greater of (a) = $161,250 - $6,250 = $155,000 or (b) = $161,250 x ($112,500 / $118,750) = $152,763

               --There is no change to the Guaranteed Withdrawal Amount.

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $112,500 / $118,750).

Line (9)       No future Bonuses will be applied to the Lifetime Income Base after this withdrawal.

TRANSACTION #3--IMPACT OF AN EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

               A Gross Withdrawal of $10,000 is taken in the middle of the 9th Contract Year. Since the
               Gross Withdrawal exceeds the Guaranteed Withdrawal Amount ($6,250), the Gross
               Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB
               Rider, amounts are adjusted for an Excess Withdrawal taken prior to the Lifetime Income
Line (12)      Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to $108,750 which is the lesser of (a) = $118,750 - $10,000 = $108,750 or (b) = $118,750 x ($115,000 / $125,000) = $109,250.

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($155,000 x ($115,000 /
               $125,000) = $142,600). Note that the Lifetime Income Base decreases by more than the amount of the withdrawal.

               --The new Guaranteed Withdrawal Amount is equal to the Guaranteed Withdrawal
               Amount immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor ($6,250 x ($115,000 / $125,000) = $5,750).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $115,000 / $125,000).


TRANSACTION #4--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

               On and after the Lifetime Income Date, the Lifetime Income Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal

               A Gross Withdrawal of $10,000 is taken in the middle of the 9th Contract Year. Since the
               Gross Withdrawal exceeds the Guaranteed Withdrawal Amount ($6,250), the Gross
               Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB
               Rider, amounts are adjusted for an Excess Withdrawal taken prior to the Lifetime Income
Line (17)      Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($101,250 = $108,750 - $7,500)

               --There is no change to the Lifetime Income Base

               --There is no change to the Lifetime Income Amount.

TRANSACTION #5--IMPACT OF AN EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

               A Gross Withdrawal of $65,000 is taken in the middle of the 16th Contract Year. Since the
               Gross Withdrawal exceeds the Lifetime Income Amount ($7,500), the Gross Withdrawal is
               classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are
Line (21)      adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $13,500 which is the lesser of (a) = $101,250 - $65,000 = $36,250 or (b) = $101,250 x ($10,000 / $75,000) =
               $13,500. Note that the Guaranteed Withdrawal Balance decreases by more than the amount of the withdrawal.

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($150,000 x ($10,000 /
               $75,000) = $20,000). Note that Lifetime Income Base decreases by more than the amount of the withdrawal.

               --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
               (5% x $20,000 = $1,000).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $10,000 / $75,000).

TRANSACTION #6--IMPACT OF AN EXCESS WITHDRAWAL EQUAL TO THE CONTRACT VALUE TAKEN ON OR AFTER THE LIFETIME
INCOME DATE

               The Contract does not enter the Benefit Phase after this transaction because the Contract
               Value is reduced to zero due to an Excess Withdrawal. The Contract is surrendered and the
               GLWB Rider is terminated because the Contract Value, the Guaranteed Withdrawal
               Balance, and the Lifetime Income Amount all equal zero.


             A Gross Withdrawal of $11,000 is taken in the middle of the 17th Contract Year. Since the
             Gross Withdrawal exceeds the Lifetime Income Amount ($1,000), the Gross Withdrawal is
             classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are
Line (23)    adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

             --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
             Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $0 which is the lesser of (a) = $13,500 - $11,000 = $2,500 or (b) = $13,500 x ($0 / $11,000) = $0.

             --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor. This is equal to
             $0 (= $20,000 x ($0 / $11,000))

             --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
             (5% x $0 = $0).

             * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $0 / $11,000).

GLWB RIDER DEATH BENEFIT

             The GLWB Rider Death Benefit may be payable on an Owner's death in certain situations identified in the GLWB Rider. If the GLWB Rider Death Benefit is payable, we will pay (or apply) the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected, if the GLWB Rider Death Benefit is greater.

             The GLWB Rider Death Benefit is equal to the greater of (a) or (b), less any premium taxes, where:

             (a) = the Contract Value on the Valuation Date we receive due proof of death; and

             (b) = the Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death.

             If we were to receive due proof of death of an Owner's death on the 10th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a
Line (14)    situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $135,000 which is the greater of (a) the
             Contract Value ($135,000) or (b) the Guaranteed Withdrawal Balance ($108,750).

             If we were to receive due proof of death of an Owner's death on the 15th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a
Line (20)    situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $101,250 which is the greater of (a) the
             Contract Value ($90,000) or (b) the Guaranteed Withdrawal Balance ($101,250).


GLWB RIDER--EXAMPLE #2

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS PRIOR TO THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $150,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue;

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date; and

      - Non-Excess Withdrawals equal to the Guaranteed Withdrawal Amount are taken in the middle of each Contract Year.



                                                  AGE OF
        CONTRACT                                  COVERED                         PURCHASE
LINE      YEAR                                    PERSON                           PAYMENT
------  ---------------------------------------  -------------------------------  -----------------------------------

(1)...      1                                       55                            $ 150,000
(2)...      2                                       56
(3)...      3                                       57
(4)...      4                                       58
(6)...      5                                       59
(7)...      6                                       60
(8)...      7                                       61
(10)..      8                                       62
(11)..      9
(12)..  Benefit Period Start Date
(13)..  Benefit Period Start Date + 1 Month
(14)..  Benefit Period Start Date + 2 Months
(15)..  etc


                                                                            LIFETIME
        HYPOTHETICAL                       GUARANTEED                        INCOME
          CONTRACT                         WITHDRAWAL                         BASE
LINE        VALUE                            BALANCE                          BONUS
------  ---------------------------------  ------------------------------  ------------------------------

(1)...   $ 150,000                          $ 150,000                          N/A
(2)...     127,000                            142,500                          N/A
(3)...     111,000                            135,000                          N/A
(4)...      95,000                            127,500                          N/A
(6)...      67,000                            120,000                          N/A
(7)...      30,000                            112,500                          N/A
(8)...      18,000                            105,000                          N/A
(10)..      11,000                             97,500                          N/A
(11)..       3,000                             90,000                          N/A
(12)..
(13)..
(14)..
(15)..


        CONTRACT
        VALUE ON                         LIFETIME                             GUARANTEED
         STEP-UP                          INCOME                              WITHDRAWAL
LINE      DATE                             BASE                                 AMOUNT
------  ------------------------------  -----------------------------------  ------------------------------------

(1)...       N/A                        $  150,000                              $7,500
(2)...       N/A                           142,500                               7,500
(3)...       N/A                           135,000                               7,500
(4)...   $95,000                           127,500                               7,500
(6)...       N/A                           120,000                               7,500
(7)...       N/A                           112,500                               7,500
(8)...    18,000                           105,000                               7,500
(10)..       N/A                            97,500                               7,500
(11)..       N/A                               N/A                                 N/A
(12)..
(13)..
(14)..
(15)..

        HYPOTHETICAL
          CONTRACT
            VALUE                                                                    MONTHLY    GUARANTEED
           BEFORE                                 GROSS                            SETTLEMENT   WITHDRAWAL
LINE     WITHDRAWAL                            WITHDRAWAL                            PAYMENT      BALANCE
------  ------------------------------------  -----------------------------------  ----------  -----------

(1)...    $ 138,500                             $ 7,500                                  N/A
(2)...      119,000                               7,500                                  N/A
(3)...      103,000                               7,500                                  N/A
(4)...       81,000                               7,500                                  N/A
(6)...       48,500                               7,500                                  N/A
(7)...       24,000                               7,500                                  N/A
(8)...       14,500                               7,500                                  N/A
(10)..       10,000                               7,500                                  N/A
(11)..        2,300                               2,300                                  N/A      $87,700
(12)..                                                                               $ 5,825       81,875
(13)..                                                                                   625       81,250
(14)..                                                                                   625       80,625
(15)..

               --In this example, the Lifetime Income Date would be the first day of the 11th Contract
               Year (the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65).

BONUSES & STEP-UPS

               No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income
Line (2)       Baseafter a withdrawal).

               The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
Line (4)       Base is not Stepped-Up.

BENEFIT PHASE START DATE

               --A Gross Withdrawal of $2,300 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed
               Withdrawal Amount ($7,500). The Guaranteed Withdrawal Balance is reduced by the
Line (11)      amount of the Gross Withdrawal ($90,000 - $2,300 = $87,700).

               --The Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the remaining Guaranteed Withdrawal Balance is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit
               Phase Start Date. The GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount are stored for use in the Benefit Phase. All other GLWB Rider amounts cease to exist on the Benefit
               Phase Start Date because the GLWB Rider is terminated.

               --The remaining Guaranteed Withdrawal Balance immediately following the final Gross
               Withdrawal is greater than $2,000. Therefore, the first monthly Settlement Payment is equal
               $5,825 which is the lesser of (a) the Guaranteed Withdrawal Amount minus total Gross
               Withdrawals taken during the current Contract Year plus the Guaranteed Withdrawal
               Amount divided by twelve, ($7,500 - $2,300 + $7,500 / 12 = $5,825) or (b) the remaining
               Guaranteed Withdrawal Balance ($87,700). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal
               Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement
Line (12)      Payment ($81,875 = $87,700 - $5,825).

               --Note that the total amount received on the Benefit Phase Start Date ($8,125) is equal to the amount of the final Gross Withdrawal ($2,300) plus the first monthly Settlement
               Payment ($5,825).

               Monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the
Line (15)      Guaranteed Withdrawal Balance is reduced to zero.


GLWB RIDER--EXAMPLE #3

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS AFTER THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $120,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 68 on the Date of Issue;

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date; and

      - Non-Excess Withdrawals equal to the Lifetime Income Amount are taken in the middle of each Contract Year.






                                                    AGE OF
         CONTRACT                                   COVERED
LINE       YEAR                                     PERSON
-------  ----------------------------------------  ------------------------------

(1)....      1                                         68
(2)....      2                                         69
(3)....      3                                         70
(4)....      4                                         71
(6)....      5                                         72
(7)....      6                                         73
(8)....      7                                         74
(10)...      8                                         75
(11)...      9
(12)...  Benefit Period Start Date
(13)...  Benefit Period Start Date + 1 Month
(14)...  Benefit Period Start Date + 2 Months
(15)...  etc

                                              BEGINNING OF YEAR VALUES
         ------------------------------------------------------------------------------------------------

                                                            LIFETIME    CONTRACT
                                 HYPOTHETICAL   GUARANTEED   INCOME     VALUE ON   LIFETIME    LIFETIME
          PURCHASE                 CONTRACT     WITHDRAWAL    BASE       STEP-UP    INCOME      INCOME
LINE       PAYMENT                   VALUE        BALANCE     BONUS       DATE       BASE       AMOUNT
-------  ---------------------  -------------  -----------  ---------  ----------  ---------  -----------

(1)....  $  120,000               $  120,000    $ 120,000       N/A    $  120,000  $ 120,000    $ 6,000
(2)....                              122,000      114,000       N/A           N/A    120,000      6,000
(3)....                              111,000      108,000       N/A           N/A    120,000      6,000
(4)....                               95,000      102,000       N/A        95,000    120,000      6,000
(6)....                               67,000       96,000       N/A           N/A    120,000      6,000
(7)....                               30,000       90,000       N/A           N/A    120,000      6,000
(8)....                               18,000       84,000       N/A        18,000    120,000      6,000
(10)...                               11,000       78,000       N/A           N/A    120,000      6,000
(11)...                                4,000       72,000       N/A           N/A        N/A        N/A
(12)...
(13)...
(14)...
(15)...

            MIDDLE OF YEAR VALUES          BENEFIT PHASE
         --------------------------  -------------------------
          HYPOTHETICAL
            CONTRACT
              VALUE                    MONTHLY     GUARANTEED
             BEFORE        GROSS     SETTLEMENT    WITHDRAWAL
LINE       WITHDRAWAL   WITHDRAWAL     PAYMENT       BALANCE
-------  -------------  -----------  -----------  ------------

(1)....    $ 121,000      $ 6,000            N/A
(2)....      116,500        6,000            N/A
(3)....      103,000        6,000            N/A
(4)....       81,000        6,000            N/A
(6)....       48,500        6,000            N/A
(7)....       24,000        6,000            N/A
(8)....       14,500        6,000            N/A
(10)...       10,000        6,000            N/A
(11)...        3,800        3,800            N/A     $68,200
(12)...                                  $ 2,700      65,500
(13)...                                      500      65,000
(14)...                                      500      64,500
(15)...

SETTING OF INITIAL AMOUNTS

             --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment of
             $120,000. The initial Guaranteed Withdrawal Balance and Lifetime Income Base are set
             equal to the initial Purchase Payment of $120,000. In this example, the Lifetime Income
             Date is equal to the Date of Issue as the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is older than age 65 on the Date of Issue. Because the Lifetime
             Income Date is a Step-Up Date and the Covered Person is within the Step-Up Period, the
             Contract Value is compared to the Lifetime Income Base to see if a Step-Up applies. The
             Contract Value ($120,000) and the initial Lifetime Income Base ($120,000) are the same so a
             Step-Up does not occur. The Lifetime Income Amount is set equal to the 5% of the Lifetime
             Income Base (5% x $120,000 = $6,000). The Guaranteed Withdrawal Amount is not
Line (1)     calculated on or after the Lifetime Income Date so it is not shown above.


                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2018


                      CWA VA ADVANTAGE IV VARIABLE ANNUITY

         FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A


HOME OFFICE:                           SERVICE CENTER MAILING ADDRESS:
20 Guest Street                        P.O. Box 758550
Brighton, MA 02135                     Topeka, Kansas 66675-8550
1-866-297-7531                         1-800-457-8803

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2018. The Prospectus may be obtained from Commonwealth Annuity and Life Insurance Company by writing or calling the Service Center address or telephone number listed above.


                               TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
GENERAL INFORMATION AND HISTORY                                        2
SERVICES TO THE SEPARATE ACCOUNT                                       2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                          3
EXPERTS                                                                3
FINANCIAL STATEMENTS                                                   3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND
LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT A                        F-1

                        GENERAL INFORMATION AND HISTORY


The principal office (the "Principal Office") of Commonwealth Annuity and Life Insurance Company (the "Company") is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.


Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Life Limited, which in turn is a wholly-owned subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company. Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company. The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.


The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 22% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 78% of the outstanding ordinary shares.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

                        SERVICES TO THE SEPARATE ACCOUNT

Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") maintains the books and records of Commonwealth Annuity Separate Account A (the "Separate Account"). Commonwealth Annuity holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of Commonwealth Annuity. Commonwealth Annuity maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the Contract fees and charges described in the Prospectus, are borne by Commonwealth Annuity.

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Boston, MA 02210.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, LLC an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit Place, Topeka, Kansas, 66636.


COMMISSIONS TO UNDERWRITER - The aggregate amounts of commissions paid to Global Atlantic Distributors LLC for sales of all contracts funded by Commonwealth Annuity Separate Account A for the years 2017, 2016, and 2015 is $774,033.44, $991,877.86, and $951,251.79. No commissions were retained by Global Atlantic for sales of all contracts funded by Separate Account A (including contracts not described in the Prospectus) for the years 2015, 2016, and 2017.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, MA 02210.

                                    EXPERTS


     The financial statements of Commonwealth Annuity at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of the Commonwealth Annuity Separate Account A of the company as of December 31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


     The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                              FINANCIAL STATEMENTS

     This Statement of Additional Information contains financial statements for Commonwealth Annuity. The financial statements of Commonwealth Annuity should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016 AND 2015

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

CONSOLIDATED FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           -----
Consolidated Balance Sheets                                                   2
Consolidated Statements of Income                                             4
Consolidated Statements of Comprehensive Income (Loss)                        5
Consolidated Statements of Shareholder's Equity                               6
Consolidated Statements of Cash Flows                                         7
Notes to the Consolidated Financial Statements
 1.  Nature of Operations                                                      8
 2.  Basis of Presentation and Significant Accounting Policies                 8
 3.  Significant Transactions                                                 23
 4.  Investments                                                              25
 5.  Derivative Instruments                                                   35
 6.  Fair Value Disclosure of Financial Instruments                           37
 7.  Deferred Policy Acquisition Costs, Value of Business Acquired,
       Unearned Revenue Reserves and Unearned Front-End Loads                 48
 8.  Policyholder Liabilities                                                 50
 9.  Closed Blocks                                                            55
 10. Reinsurance                                                              56
 11. Debt and Financing Arrangements                                          59
 12. Composition of Other Assets, Liabilities, Income and Expenses            60
 13. Accumulated Other Comprehensive Income (Loss)                            61
 14. Income Taxes                                                             62
 15. Dividend Restrictions and Statutory Information                          64
 16. Related Party Transactions                                               65
 17. Commitments and Contingencies                                            66
 18. Subsequents Event                                                        67
 19. Revisions to 2016 and 2015 audited financial statements                  68

[PWC LOGO]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Commonwealth Annuity and Life Insurance Company

We have audited the accompanying consolidated financial statements of Commonwealth Annuity and Life Insurance Company, which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (Loss), shareholder's equity and cash flows for the three years in the periods ended December 31, 2017.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the three years then ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 25, 2018

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

                                                                                                                      2016
                                                                                                                       AS
AS OF DECEMBER 31,                                                                                    2017          REVISED
-----------------------------------------------------------------------------------------------   -------------   -------------
($ IN MILLIONS, EXCEPT SHARES AND PER SHARE AMOUNTS)
ASSETS
  Investments:
    Available-for-sale fixed maturity securities at fair value (amortized cost: $34,364 and
      $32,343, respectively) (variable interest entities: $166 and $0, respectively)              $     36,313    $     32,571
    Equity securities at fair value (cost: $215 and $134, respectively)                                    222             146
    Mortgage and other loan receivables (variable interest entities: $144 and $0, respectively)          5,543           3,516
    Policy loans                                                                                           654             648
    Derivative assets                                                                                      779             613
    Funds withheld receivable at interest (portion at fair value: $406 and $334, respectively)           1,873           1,826
    Other investments (portion at fair value $79 and $54, respectively) (variable interest
      entities: $1,567 and $333, respectively)                                                           2,041             703
                                                                                                  -------------   -------------
      Total investments                                                                                 47,425          40,023
                                                                                                  -------------   -------------
  Cash and cash equivalents (variable interest entities: $43 and $13, respectively)                      1,185           1,042
  Accrued investment income (variable interest entities: $13 and $3, respectively)                         330             284
  Reinsurance recoverable (portion at fair value: $1,363 and $1,371, respectively)                      18,720           8,666
  Deferred policy acquisition costs                                                                      1,153           1,239
  Value of business acquired                                                                               555             780
  Other assets (variable interest entities: $14 and $0, respectively)                                      214             397
  Separate account assets                                                                                6,103           5,618
                                                                                                  -------------   -------------
      Total assets                                                                                $     75,685    $     58,049
                                                                                                  =============   =============

LIABILITIES
  Policyholder liabilities:
    Future policyholder benefits (portion at fair value: $1,322 and $1,321, respectively)         $      2,126    $      2,151
    Outstanding claims (portion at fair value: $16 and $26, respectively)                                  198             197
    Contractholder deposit funds and other policyholder liabilities (portion at fair value:
      $1,761 and $1,277, respectively)                                                                  45,303          39,769
                                                                                                  -------------   -------------
      Total policyholder liabilities                                                                    47,627          42,117
                                                                                                  -------------   -------------
  Debt                                                                                                     620             620
  Collateral on derivative instruments                                                                     721             468
  Funds withheld payable at interest                                                                    15,480           5,125
  Securities sold under agreements to repurchase                                                            --             113
  Accrued expenses and other liabilities (portion at fair value: $24 and $24, respectively)
    (variable interest entities: $169 and $27, respectively)                                               749             342
  Reinsurance liabilities                                                                                1,531           1,557
  Separate account liabilities                                                                           6,103           5,618
                                                                                                  -------------   -------------
      Total liabilities                                                                                 72,831          55,960
                                                                                                  -------------   -------------

  Commitments and contingencies (Note 17)

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                                                                                                                      2016
                                                                                                                       AS
AS OF DECEMBER 31,                                                                                    2017          REVISED
-----------------------------------------------------------------------------------------------   -------------   -------------
($ IN MILLIONS, EXCEPT SHARES AND PER SHARE AMOUNTS)
SHAREHOLDER'S EQUITY
  Common stock, Class B, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and
    outstanding                                                                                              3               3
  Additional paid-in capital                                                                             1,454           1,404
  Retained earnings                                                                                        358             563
  Accumulated other comprehensive income (loss)                                                            985             119
                                                                                                  -------------   -------------
    Total Commonwealth Annuity and Life Insurance Company shareholder's equity                           2,800           2,089
    Non-controlling interests                                                                               54              --
                                                                                                  -------------   -------------
      Total shareholder's equity                                                                         2,854           2,089
                                                                                                  -------------   -------------
      Total liabilities and shareholder's equity                                                  $     75,685    $     58,049
                                                                                                  =============   =============

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

                                                                                                           2016         2015
FOR THE YEARS ENDED DECEMBER 31,                                                            2017       AS REVISED   AS REVISED
---------------------------------------------------------------------------------------  ------------  -----------  -----------
($ IN MILLIONS)
REVENUES
  Premiums                                                                               $        49   $       84   $   (1,270)
  Policy fees                                                                                    898          915        1,006
  Net investment income                                                                        1,344        1,389        1,158
  Net investment gains (losses):
    Other-than-temporary impairment on available-for-sale fixed maturity securities              (14)         (11)          (5)
    Net other investment gains (losses)                                                         (113)         (36)          (9)
                                                                                         ------------  -----------  -----------
      Total net investment gains (losses)                                                       (127)         (47)         (14)
  Other income                                                                                    95           32           21
                                                                                         ------------  -----------  -----------
    Total revenues                                                                             2,259        2,373          901
                                                                                         ------------  -----------  -----------

BENEFITS AND EXPENSES
  Policy benefits and claims                                                                   1,602        1,671          (78)
  Amortization of policy acquisition costs                                                       244          185          131
  Interest expenses                                                                               37           19           13
  General and administrative expenses                                                            514          423          397
                                                                                         ------------  -----------  -----------
    Total benefits and expenses                                                                2,397        2,298          463
                                                                                         ------------  -----------  -----------

Income before taxes                                                                             (138)          75          438

Income tax (benefit) expense                                                                    (122)          15          143
                                                                                         ------------  -----------  -----------

Net income                                                                                       (16)          60          295

Net loss attributable to non-controlling interests                                               (26)          --           --
                                                                                         ------------  -----------  -----------

Net income attributable to Commonwealth Annuity and Life Insurance Company shareholder   $        10   $       60   $      295
                                                                                         ============  ===========  ===========

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                                      2016            2015
                                                                                                       AS              AS
FOR THE YEARS ENDED DECEMBER 31,                                                       2017          REVISED         REVISED
--------------------------------------------------------------------------------  --------------  -------------   -------------
($ IN MILLIONS)
Net income                                                                        $          10   $         60    $        295

Other comprehensive income (loss), before tax:
    Unrealized gains (losses) on securities and other investments for the
      period                                                                              1,868            653          (1,415)
    Less: reclassification adjustment for gains included in net income                      161             30              76
                                                                                  --------------  -------------   -------------
  Unrealized gains (losses) on available-for-sale securities and other
    investments                                                                           1,707            623          (1,491)
  Net effect of unrealized gains (losses) on policyholder balances                         (379)          (104)            305
  Unrealized gains (losses) on pension plans                                                 --             --               1
                                                                                  --------------  -------------   -------------
Other comprehensive income (loss), before tax                                             1,328            519          (1,185)

Income tax expense (benefit) related to other comprehensive income                          462            182            (416)

                                                                                  --------------  -------------   -------------
Other comprehensive income (loss) before non-controlling interests, net of tax              866            337            (769)
                                                                                  --------------  -------------   -------------

Comprehensive income (loss)                                                                 876            397            (474)

Less: comprehensive loss attributable to non-controlling interests(1)                       (26)            --              --
                                                                                  --------------  -------------   -------------
Comprehensive income (loss) attributable to Commonwealth Annuity and Life
  Insurance Company shareholder                                                   $         902   $        397    $       (474)
                                                                                  ==============  =============   =============

--------
(1) Represents net loss attributable to non-controlling interests of $26 million, $0 million and $0 million and other comprehensive income (loss) attributable to non-controlling interests of $0 million, $0 million and $0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                           TOTAL
                                                                                        COMMONWEALTH
                                                                                        ANNUITY AND
                                                                       ACCUMULATED     LIFE INSURANCE
                                             ADDITIONAL                   OTHER           COMPANY         NON-         TOTAL
                                   COMMON     PAID-IN     RETAINED    COMPREHENSIVE    SHAREHOLDER'S   CONTROLLING  SHAREHOLDER'S
                                   STOCK      CAPITAL     EARNINGS    INCOME (LOSS)        EQUITY       INTERESTS     EQUITY
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
($ IN MILLIONS)
BALANCE AT DECEMBER 31, 2014
  AS REVISED                    $        3  $    1,075  $      248  $           551  $          1,877          --   $     1,877

Net income as revised                   --          --         295               --               295          --           295
Other comprehensive loss                --          --          --             (769)             (769)         --          (769)
Capital contributions                   --         326          --               --               326          --           326
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
BALANCE AT DECEMBER 31, 2015
  AS REVISED                             3       1,401         543             (218)            1,729          --         1,729

Net income as revised                   --          --          60               --                60          --            60
Other comprehensive income as
  revised                               --          --          --              337               337          --           337
Capital contributions                   --           3          --               --                 3          --             3
Dividends                               --          --         (40)              --               (40)         --           (40)
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
BALANCE AT DECEMBER 31, 2016
  AS REVISED                             3       1,404         563              119             2,089          --         2,089

Net income                              --          --          10               --                10         (26)          (16)
Other comprehensive income              --          --          --              866               866          --           866
Capital contributions                   --          50          --               --                50          --            50
Dividends                               --          --        (215)              --              (215)         --          (215)
Non-cash contribution from
  non-controlling interests             --          --          --               --                --          24            24
Change in equity of
  non-controlling interests             --          --          --               --                --          56            56
                                ----------- ----------- ----------- ---------------- ----------------- ----------- -------------
BALANCE AT DECEMBER 31, 2017    $        3  $    1,454  $      358  $           985  $          2,800          54   $     2,854
                                =========== =========== =========== ================ ================= =========== =============

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                      2016            2015
                                                                                                       AS              AS
FOR THE YEARS ENDED DECEMBER 31,                                                      2017          REVISED         REVISED
--------------------------------------------------------------------------------  --------------  -------------   -------------
($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                                                 (16)            60             295
 Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Changes in fair value of equity fixed maturity securities and other
     investments                                                                             --             14             101
   Net investment (gains) losse                                                            (329)            47              14
   Change in fair value of derivatives and other derivative-related activity                853            (99)           (146)
   Net accretion and amortization                                                          (478)           (45)           (178)
   Interest credited to policyholder account balances less policy fees                    1,051            544             183
   Deferred income tax                                                                     (152)            33             104
   Reinsurance transactions and acquisitions, net of cash provided (used)                    --             --            (118)
   Changes in operating assets and liabilities:
 Change in premiums, notes receivable and reinsurance recoverable, net of
   reinsurance premiums                                                                     156           (262)            604
   Change in deferred acquisition costs                                                    (351)          (387)           (452)
   Change in accrued investment income                                                      (46)           (45)            (48)
   Change in policyholder liabilities and accruals, net                                     277            345             918
   Other, net                                                                               277             28            (400)
                                                                                  --------------  -------------   -------------
     Net cash provided by operating activities                                            1,242            233             877
                                                                                  --------------  -------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from disposals of available-for-sale fixed maturity securities                9,281         10,719           9,164
   Proceeds from maturities of available-for-sale fixed maturity securities                 168            127             208
   Proceeds from disposals of trading fixed maturity securities                              --             --             342
   Proceeds from disposals of equity securities                                             906             50              38
   Proceeds from mortgages sold, matured or collected                                       734            625             167
   Proceeds from disposals of other investments                                             853            823             326
   Purchase of available-for-sale fixed maturity securities                             (11,040)       (14,778)        (13,567)
   Purchase of trading fixed maturity securities                                             --             --             (83)
   Purchase of equity securities                                                           (988)          (117)            (63)
   Purchase of mortgages                                                                 (2,746)        (1,454)         (1,316)
   Purchase of other investments                                                         (1,734)          (863)           (591)
   Other, net                                                                                65            (53)              8
                                                                                  --------------  -------------   -------------
     Net cash used in investing activities                                               (4,501)        (4,921)         (5,367)
                                                                                  --------------  -------------   -------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Settlement of repurchase agreements                                                     (347)        (2,410)         (2,844)
   Proceeds from issuance of repurchase agreements                                          234          2,121           2,865
   Reinsurance transactions, net of cash provided (used)                                     25             --             442
   Additions to contractholder deposit funds                                              8,013          7,392           6,743
   Withdrawals from contractholder deposit funds                                         (4,414)        (2,960)         (2,757)
   Issuance of long-term debt                                                                --            365              --
   Payment of debt principal and origination fees                                            --             --             (45)
   Capital contributions                                                                     50              3             325
   Capital contributions from NCI                                                            56             --              --
   Dividends paid                                                                          (215)           (40)             --
                                                                                  --------------  -------------   -------------
     Net cash provided by financing activities                                            3,402          4,471           4,729
                                                                                  --------------  -------------   -------------

Net change in cash and cash equivalents                                                     143           (217)            239

Cash and cash equivalents, beginning of period                                            1,042          1,259           1,020
                                                                                  --------------  -------------   -------------
Cash and cash equivalents, end of period                                          $       1,185   $      1,042    $      1,259
                                                                                  ==============  =============   =============

SUPPLEMENTAL CASH FLOW INFORMATION
   Cash paid for interest                                                         $          36   $         12    $         10
   Income taxes paid                                                              $          --   $         --    $        179

        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a stock company of the Commonwealth of Massachusetts, (together with its subsidiaries the "Company," we, our or us) is a leading U.S. retirement and life insurance company focused on delivering meaningful long-term value for our customers and shareholder.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of any contingent assets and liabilities at the date of the consolidated financial statements, and the amounts of revenues and expenses recognized during the reporting period. Amounts based on such estimates involve numerous assumptions subject to varying and potentially significant degrees of judgment and uncertainty, particularly related to the future performance of the underlying business. Actual experience could materially differ from these estimates and assumptions.

The most significant estimates are those used in determining valuation of policyholder liabilities, valuation of embedded derivatives, valuation and impairment of investments, amortization of deferred revenues and expenses and income taxes.

The Company is undergoing a conversion to a new life insurance administration system. In a limited number of cases, as a result of the conversion, the Company is using estimates for certain policyholder balances recorded in the consolidated financial statements. Any variances to the estimates will be recorded in future periods if estimates are revised or no longer utilized.

The consolidated financial statements include the results of operations and financial position of the Company and its subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

Certain reclassifications have been made to the previously reported amounts to conform to the current year presentation:

   - Created two new line items for funds withheld receivables at interest and funds withheld payables at interest on the Consolidated Balance Sheets, reclassifying reinsurance receivables (or payables) on funds withheld, or "FwH," (or modified coinsurance, or "modco") contracts from other reinsurance balances. Those line items include the Accounting Standards Codification 820 Implementation Issue B36 embedded derivatives, or "B36," value associated with the specific FwH (or modco) contracts;

   - B36 values associated with the specific FwH (or modco) reinsurance agreements noted above have been reclassified from derivative instruments receivable to funds withheld at interest in the Consolidated Balance Sheets. $85 million was reclassified to fund withheld receivable at interest and ($61) million was reclassified to funds withheld payable at interest as of December 31, 2016. Similarly, a balance of $95 million was reclassified from derivative instruments payable to funds withheld payable at interest;

   - Due to the movement of the FwH and modco assets into the new funds withheld receivable and payable at interest lines noted above, reinsurance recoverable of $1,740 million as of December 31, 2016 was reclassified to funds withheld receivable at interest in the Consolidated Balance Sheets. A balance of $4,986 million as of December 31, 2016 has been reclassified from reinsurance liabilities to funds withheld payable at interest in the Consolidated Balance Sheets. A balance of $87 million as of December 31,2016 has been reclassified from accrued expenses and other liabilities to funds withheld payable at interest in the Consolidated Balance Sheets;

   - The Company holds transportation and aviation assets for investment purposes. Transportation and aviation assets are now reflected as part of other invested assets in the Consolidated Balance Sheets. A balance of $67 million as of December 31, 2016 was previously included in other assets. A balance of $3 million was reclassified from other assets to accrued investment income as of December 31, 2016;

   - Net investment income now includes investment management expenses that were previously included in operating expenses net of amounts capitalized in the Consolidated Statements of Operations. Balances of $35 million and $23 million for the years ended December 31, 2016 and 2015, respectively, have been reclassified;

   - Transportation and aviation income has been reclassified from other income to net investment income and expenses from operating expenses net of amounts capitalized to net investment income in the Consolidated Statements of Operations. The balances reclassified from other income were $14 million and $17 million for the years ended December 31, 2016 and 2015, respectively, and from operating expenses net of amounts capitalized were $13 million and $12 million for the years ended December 31, 2016 and 2015, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

   - The mark-to-market unrealized gains/losses on trading securities is now included as part of net other investment gains (losses), excluding net other-than-temporary impairment losses recognized in earnings and is no longer a separate line item in the Consolidated Statements of Operations. Balances of $10 million and $80 million for the years ended December 31, 2016 and 2015, respectively, were reclassified;

   - Reinsurance agreement net investment income is now included as part of net investment income and is no longer a separate line item in the Consolidated Statements of Operations. Balances of $250 million and $222 million for the years ended December 31, 2016 and 2015, respectively, were reclassified. Of which, gains of $10 million and losses of $81 million for the years ended December 31, 2016 and 2015, respectively, were identified to be included in net other investment gains (losses), excluding net other-than-temporary impairment losses recognized in earnings in the Consolidated Statements of Operations; and,

   - All derivative activities are included in net other investment gains (losses), excluding net other-than-temporary impairment losses recognized in earnings in the Consolidated Statements of Operations. There is no longer a separate line item in benefits and expenses for derivative activities. Losses of $44 million and gains of $55 million for the years ended December 31, 2016 and 2015, respectively, were reclassified.

The 2016 and 2015 consolidated financial statements and footnotes have been revised for the items noted in Note 19 --"Revisions to 2016 and 2015 Audited Financial Statements."

SIGNIFICANT ACCOUNTING POLICIES

The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates related to such policies:

      ACCOUNTING POLICY                                                NOTE
      ---------------------------------------------------------   ----------------
      Investments                                                   4, 5, and 6
      Valuation and impairment of investments                         4 and 6
      Variable interest entities                                      4 and 6
      Embedded derivatives                                           5, 6 and 8
      Policyholder liabilities                                        6 and 8
      Deferred policy acquisition costs                                  7
      Value of business acquired                                         7
      Unearned revenue reserves and unearned front-end loads             7
      Closed blocks                                                      9
      Reinsurance                                                        10
      Income taxes                                                       14

INVESTMENTS

In the normal course of business, the Company enters into transactions involving various types of investments.

Investments include the following: U.S. government and agency obligations; asset-backed securities, or "ABS," commercial mortgage-backed securities, or "CMBS," residential mortgage-backed securities, or "RMBS," and collateralized loan obligations, or "CLOs," or together, "structured securities;" corporate bonds; state and political subdivision obligations; foreign government obligations; equity securities; mortgage and other loan receivables; policy loans; and other non-derivative investments. Investments are recorded on a trade-date basis.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     AVAILABLE-FOR-SALE SECURITIES

The Company primarily accounts for its fixed maturity securities (including bonds, structured securities and redeemable preferred stock) and certain equity securities (including common stock and non-redeemable preferred stock) as available-for-sale, or "AFS." AFS fixed maturity securities and equity securities are carried at fair value, with unrealized gains and losses, net of tax, reported in accumulated other comprehensive income (loss) in the Consolidated Balance Sheets. In limited circumstances, the Company elects to apply the fair value option to equity securities, which are carried at fair value with unrealized gains and losses reported in the Consolidated Statements of Income. Realized investment gains and losses are recognized on a first-in first-out basis and are reported in net investment gains (losses) in the Consolidated Statements of Income. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairment, or "OTTI," amortization of premiums and accretion of discounts. Such amortization and accretion is calculated using the effective yield method and included in net investment income in the Consolidated Statements of Income. For structured securities, the Company recognizes interest income using a constant effective yield based on estimated cash flows generated from internal models utilizing interest rate, default and prepayment assumptions. Effective yields for structured securities that are not of high credit quality are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For structured securities that are of high credit quality, effective yields are recalculated based on payments received and updated prepayment expectations, and amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. Prepayment fees are recorded when earned in net investment income in the Consolidated Statements of Income.

     MORTGAGE AND OTHER LOAN RECEIVABLES

The Company purchases mortgage and other loan receivables, and these loans are carried at cost, less the allowance for loan losses and as adjusted for amortization/accretion of premiums/discounts. Loan premiums or discounts are amortized or accreted using the effective yield method. Interest income is accrued on the principal balance of each loan based on its contractual interest rate. Mortgage loans held by the Company are diversified by property type and geographic area throughout the U.S. Other loan receivables primarily consist of asset based lending facilities. The contracts governing these facilities include requirements for collateral maintenance, concentration limits and certain other covenants. Other loans also include investments in student loans, primarily to high credit profile borrowers. See Note 4 --"Investments" for additional information on mortgage and other loan receivables.

     POLICY LOANS

Policy loans represent loans the Company issues to contractholders which are fully collateralized by the cash surrender value of associated life insurance policies. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in net investment income in the Consolidated Statements of Income. Generally, interest is capitalized on the associated policy's anniversary date.

     OTHER INVESTMENTS

Other investments in the Consolidated Balance Sheets include the Company's investments in investment partnerships, for which the Company does not have voting control or power to direct activities. These investments are accounted for using the equity method of accounting unless the Company's interest is so minor that it has virtually no influence over partnership operating or financial policies. The equity method of accounting requires that the investments be initially recorded at cost and the carrying amount of the investment subsequently be adjusted to recognize the Company's share of the earnings and losses of the investee. In applying the equity method, the Company uses financial information provided by the investee, generally on a one to three month lag due to the timing of the receipt of related financial statements.

The Company consolidates investment partnerships and other entities when it is deemed to control or is considered the primary beneficiary of a variable interest entity, or "VIE." See Note 4 --"Investments" for additional information on VIEs.

The income from the Company's equity method investments is included in net investment income in the Consolidated Statements of Income. In limited circumstances, the Company elects to apply the fair value option to investment partnerships, which are carried at fair value with unrealized gains and losses reported in net other investment gains (losses) in the Consolidated Statements of Income. The contributions to and distributions from investment partnerships are classified as investing activities within the Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Included in other investments are the Company's investments in renewable energy partnerships and limited liability corporations, or "LLCs." Respective investments are consolidated when the Company has control, or are accounted for using the equity method of accounting when the Company has the ability to exercise significant influence but not control. These investments involve tiered capital structures that facilitate a waterfall of returns and allocations to ensure the efficient use of tax credits. A conventional income statement oriented approach to the equity method of accounting, or to the recognition of non-controlling interests (when the Company is consolidating the investment), based on ownership percentages does not accurately reflect the proper allocation of income and cash flows for these investments. Instead, the Company uses the Hypothetical Liquidation at Book Value method, or "HLBV," which is a balance sheet oriented approach to the equity method of accounting and to the recognition of non-controlling interests that allocates income and cash flows based on changes to each investor's claim to net assets assuming a liquidation of the investee at each reporting date.

Investments in tangible assets included in other investments in the Consolidated Balance Sheets relate to the Company's consolidated investments in renewable energy entities and investments in transportation assets. Income on consolidated investments in renewable energy entities is earned from the sale of the energy generated, under long-term contracts. Income on investments in transportation assets is earned from the lease of these assets. The income, as well as the depreciation and other expenses associated with these tangible assets are reported in net investment income in the Consolidated Statements of Income. Tangible assets associated with renewable energy entities primarily comprise solar energy systems, which are depreciated on a straight-line basis over their estimated useful lives of 35 years. Transportation assets are primarily aircraft and railcars, which are depreciated to their estimated salvage value on a straight-line basis over their remaining useful lives. These useful lives generally range up to 25 years for aircraft and 45 years for railcars, as determined from the date of manufacture.

Other investments in the Consolidated Balance Sheets also include the Company's investments in life settlements which are accounted for using the investment method. Under the investment method, the Company's investments in life settlement contracts are initially measured at the transaction price plus initial direct costs, and ongoing costs to keep the policies in force are capitalized. Investments in Federal Home Loan Bank, or "FHLB," common stock are also included in other investments in the Consolidated Balance Sheets and are accounted at cost.

     CASH AND CASH EQUIVALENTS

Cash and cash equivalents in the Consolidated Balance Sheets include cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business. The Company considers all short-term highly liquid investments with original maturities of less than three months to be cash and cash equivalents. The Company also has invested cash in overnight tri-party reverse repurchase agreements, in which the Company receives investment grade, highly liquid securities as collateral from counterparties. Cash and cash equivalents are recorded at cost, which approximates fair value.

     DERIVATIVE INSTRUMENTS

The Company's derivative instruments are primarily used to hedge certain risks, including interest rate risk and equity market risk, and to a lesser extent foreign exchange and inflation risks. Derivatives are instruments that derive their values from underlying asset prices, indices, foreign exchange rates, reference rates, and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter, or "OTC," derivatives, or they may be listed and traded on an exchange, or "exchange-traded." Derivative instruments are recognized in either derivative assets, funds withheld receivable at interest, funds withheld payable at interest or accrued expenses and other liabilities in the Consolidated Balance Sheets at estimated fair value, with changes in fair value recorded in net other investment gains (losses) in the Consolidated Statements of Income.

See Note 4 --"Investments," Note 5 --"Derivative Instruments" and Note 6 --"Fair Value Disclosure of Financial Instruments" for additional information on derivative instruments.

OTHER-THAN-TEMPORARY IMPAIRMENTS

     AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates related to AFS securities is the evaluation of those investments for OTTI. The evaluation of investments for OTTI is a quantitative and qualitative quarterly process that is subject to risks and uncertainties and involves significant estimates and judgments by management. Changes in the estimates and judgments used in such analysis can have a significant impact on the Company's Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company regularly reviews its AFS securities for declines in fair value that it determines to be other-than-temporary. For fixed maturity securities, the Company's ability and intent to sell a security, or whether it is more-likely-than-not that it will be required to sell the security, before the recovery of its amortized cost, is first considered. If the Company intends to sell a fixed maturity security with an unrealized loss or it is more likely than not that it will be required to sell a fixed maturity security with an unrealized loss before recovery of its amortized cost basis, OTTI is recognized and the amortized cost is written down to fair value, with a corresponding charge to net investment gains (losses) in the Consolidated Statements of Income.

The review of each fixed maturity in an unrealized loss position for OTTI includes an analysis of gross unrealized losses by severity and/ or the amount of time the security has been in an unrealized loss position. An extended and severe unrealized loss position on a fixed maturity security may not be reflective of the ability of the issuer to service all scheduled principal and interest payments. Accordingly, such an unrealized loss position may not impact the recoverability of all contractual cash flows or the ability to recover an amount at least equal to the investment's amortized cost based on the present value of the expected future cash flows to be collected. As a result, all the facts and circumstances available relevant to the duration and severity of the loss position are analyzed, including changes in market interest rates, credit issues, changes in business climate, management changes, litigation, government actions, and other similar factors that may impact the issuer's ability to meet current and future principal and interest obligations. Indicators of credit impairment may include changes in the issuers' credit ratings, the frequency of late payments, pricing levels, and deterioration in any, or a combination of, key financial ratios, financial statements, revenue forecasts, and cash flow projections.

Expected future cash flows for structured securities include assumptions about key systemic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. For corporate and government bonds the recoverable value is determined using cash flow estimates that consider facts and circumstances relevant to the security and the issuer, including overall financial strength and secondary sources of repayment as well as pending restructuring or disposition of assets. Where information for such cash flow estimates is limited or deemed not reliable, fair value is considered the best estimate of the recoverable value.

For impaired fixed maturity securities that the Company does not intend to sell, and will not be required to sell, the Company bifurcates the impairment into two components: credit impairment and non-credit impairment. Credit impairments are measured as the difference between the security's cost or amortized cost and its estimated recoverable value, which is the present value of its expected future cash flows discounted at the current effective interest rate. The remaining difference between the security's fair value and the recoverable value is the non-credit impairment. Credit impairments are charged to net investment gains (losses) in the Consolidated Statements of Income and non-credit impairments are charged to accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

In periods subsequent to the recognition of the credit related impairment components of OTTI on a fixed maturity investment, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in the Consolidated Statements of Income over the remaining term of the fixed maturity in a prospective manner based on the amount and timing of estimated future cash flows.

For equity securities, the Company's ability and intent to hold the security for a period of time that allows for the recovery in value is considered in determining whether there is an OTTI. In making this determination, management applies judgment in assessing the condition of the issuer, its near-term prospects and all relevant facts and circumstances. OTTI for equity securities is measured as the difference between the security's cost and its fair value, and this OTTI is charged to net investment gains (losses) in the Consolidated Statements of Income.

     OTHER CLASSES OF INVESTMENTS

The determination of the amount of allowances and impairments on other classes of investments also requires significant judgment and is based upon a periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such assessments are revised as conditions change and new information becomes available.

Write-downs and allowances for losses on mortgages and other loan receivables are established when the underlying value of the collateral is deemed to be less than the carrying value, or it is otherwise probable that the Company will be unable to collect all contractual amounts due.

Impairment of consolidated renewable energy assets and transportation assets is assessed whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. When indicators of impairment are present, a recoverability test is performed to determine if the sum of the estimated undiscounted future cash flows attributable to the assets is greater than the carrying amount. If the undiscounted estimated future cash flows are less than the carrying amount, an impairment loss is recognized based on the amount by which the carrying amount exceeds its estimated fair value.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Investments in life settlements are monitored for impairment quarterly. An impairment loss is recognized if the expected undiscounted cash inflows (that is, the insurance proceeds) are less than the carrying amount of the investment plus anticipated undiscounted future premiums and capitalizable direct external costs, if any. An impairment loss is recognized by writing the life settlement contract down to its fair value.

VARIABLE INTEREST ENTITIES

In the ordinary course of business, the Company invests in certain entities subject to analysis under the VIE consolidation model. An entity is a VIE if it has equity investors who lack the characteristics of a controlling financial interest or it does not have sufficient equity at risk. The Company analyzes each investment to determine whether it is a VIE or not, and if so, whether the Company is the primary beneficiary or a significant variable interest holder based on a qualitative and quantitative assessment. This assessment includes consideration as to whether or not the Company has the power to direct the activities of the VIE that most significantly impact its economic performance and whether or not the Company has either the obligation to absorb losses or the right to receive returns from the VIE that could be significant to the VIE. The Company evaluates the design of the entity, the risks to which the entity was designed to expose the variable interest holder and the extent of the Company's control of and variable interest in the VIE. The Company consolidates VIEs for which it meets the requirements of a primary beneficiary.

See Note 4 --"Investments" and Note 6 --"Fair Value Disclosure of Financial Instruments" for additional information on VIEs.

DEFERRAL AND AMORTIZATION OF CERTAIN REVENUES AND EXPENSES

     DEFERRALS

Deferred Policy Acquisition Costs, or "DAC," in the Consolidated Balance Sheets consist of commissions and other costs that are directly related to the successful acquisition of new or renewal life insurance or annuity contracts. Deferred sales inducements, or "DSI," are generated by annuities that offer enhanced crediting rates or bonus payments to policyholders and included in other assets in the Consolidated Balance Sheets.

Value of Business Acquired, or "VOBA," in the Consolidated Balance Sheets represents the difference between the carrying value of the purchased in-force insurance contract liabilities at that time of the business combination and the estimated fair value of insurance and reinsurance contracts.

Revenues from certain universal life, or "UL," insurance products are deferred to future periods and an unearned revenue reserve, or "URR," liability is established. The amount deferred is equal to the excess of the revenue collected over an estimate of the ultimate future level of these revenues and included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

Deferred revenue liability, or "DRL," represents the liability offset to the deferred gain arising from the amendment of reinsurance agreements that changed from FwH to coinsurance. The amendment resulted in a gain and the DRL offset because the Company no longer records these liabilities at fair value. DRL is included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

For certain preneed contracts, the gross premium is in excess of the benefit reserve plus additional insurance liability. An unearned front-end load, or "UFEL," is established to defer the recognition of this front-end load. UFEL is included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

DAC, VOBA, DSI, DRL, URR and UFEL, or together, "deferred revenues and expenses," are deferred and amortized over the expected lives of the respective contracts.

     AMORTIZATION

For interest-sensitive products (FIA and variable annuities, or "VA," most UL including preneed contracts and variable universal life, or "VUL"), DAC, VOBA, and DSI assets are generally amortized in proportion to actual historical gross profits and estimated future gross profits over the estimated lives of the contracts. The amount of gross profit consists principally of investment returns (including hedge gains and losses) in excess of the amounts credited to policyholders, asset-based and other policy fees, and surrender charges reduced by death and other excess benefits and expenses. Numerous factors including mortality, benefit utilization, surrender activity, premium persistency, and the economic environment influence the level and timing of gross profits.


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Estimated gross profits are updated each reporting period with actual gross profits as part of the amortization process for the interest-sensitive policies. When actual gross profits are higher in the period than had been previously estimated, more amortization is recognized than planned. When actual gross profits are lower than had been previously estimated, less amortization is recognized than planned. These relationships hold provided that future estimates of gross profits remain unchanged, which may not always be true.

When a different basis of amortization is determined to be more representative of the economics, such as when negative estimated gross profits or margins occur, an alternative basis of amortization may be selected for both DAC and VOBA.

For UL products with secondary guarantees, DAC and VOBA are amortized in proportion to the pattern of policyholder death benefits in-force, which better reflects the future consumption of economic benefits. For most term and whole life products, DAC and VOBA are amortized in proportion to premium revenue recognized.

DRL is amortized on a straight-line basis for whole life and term life insurance policies. For annuities, UL and IUL policies, DRL is amortized in proportion to the pattern of policyholder death benefits in-force.

URR is amortized consistent with the amortization of DAC on similar products. UFEL is amortized consistent with the method used in the amortization of DAC and VOBA for preneed contracts.

The key assumptions used in the calculation of the amortization of DAC, VOBA and DSI are periodically updated as part of the assumptions review process, which results in revisions to the estimated future gross profits. The effects of changes in assumptions are recorded as unlocking in the period in which the changes are made. The following are types of changes to future assumptions that would generally result in a negative unlocking (i.e., an acceleration of amortization resulting in a reduction to net income): lower equity returns, lower investment returns, higher operating expenses, higher mortality and unfavorable lapses.

The carrying amounts of DAC, VOBA, DSI, URR and UFEL are adjusted for the effects of realized and unrealized gains and losses on debt and equity securities classified as AFS and certain derivatives.

See Note 7 --"Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue Reserves and Unearned Front-End Loads" for additional information about DAC, VOBA, DSI, URR and UFEL.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of VA and VUL insurance contractholders and certain pension funds. The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if: (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (3) investments are directed by the contract owner or participant; and (4) all investment performance, net of contract fees and assessments, is passed through to the contract owner.

Separate account assets consist principally of mutual funds at fair value. The investment income and gains and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts which are presented as a component of policy fees in the Consolidated Statements of Income. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting accrue to and are borne by the contractholder.

See Note 8 --"Policyholder Liabilities" for additional information about liabilities for minimum guarantees.

POLICYHOLDER LIABILITIES

Policyholder liabilities, or collectively, "reserves," are the portion of past premiums or assessments received that are set aside to meet future policy and contract obligations as they become due. Interest accrues on these reserves and on future premiums, which may also be available to pay for future obligations. The Company establishes reserves to pay future policyholder benefits, claims, and certain expenses for its life policies and annuity contracts.

Reserves are estimates based on models that include many actuarial assumptions and projections. These assumptions and projections, which are inherently uncertain, involve significant judgment, including assumptions as to the levels and/or timing of premiums, benefits, claims, expenses, interest credits, investment results (including equity market returns), mortality, longevity, and persistency.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The assumptions on which reserves are based are intended to represent an estimation of experience for the period that policyholder benefits are payable. The adequacy of these reserves and the assumptions underlying those reserves are reviewed at least annually. The Company cannot, however, determine with precision the amount or the timing of actual policyholder benefit payments. If actual experience is better than or equal to the assumptions, then reserves would be adequate to provide for future policyholder benefits and expenses. If experience is worse than the assumptions, additional reserves may be required to meet future policy and contract obligations. This would result in a charge to the Company's net income during the period in which excess policyholder benefits are paid or an increase in reserves occurs.

For a majority of the Company's in-force policies, including its UL policies and most annuity contracts, the base policy reserve is equal to the account value. For these products, the account value represents the Company's obligation to repay to the policyholder the amounts held on deposit. However, there are several significant blocks of business where additional policyholder reserves are explicitly calculated, including VA, FIA, UL with secondary guarantees, IUL and preneed policies.

FIXED-RATE AND FIXED-INDEXED ANNUITIES

Contractholder deposits fund reserves for FIAs earning a fixed rate of interest and certain other fixed-rate annuity products are computed under a retrospective deposit method and represent policyholder account balances before applicable surrender charges.

Certain of the Company's FIA products enable the policyholder to allocate contract value between a fixed crediting rate and strategies which reflect the change in the value of an index, such as the Standard & Poor's, or "S&P," 500 Index, or other indices. These products are accounted for as investment-type contracts. The liability for these products consists of a combination of the underlying host contract and an embedded derivative value. The liability for the underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability is determined in a manner consistent with the accounting for a deposit liability under the "constant yield method." All future host balances are determined as: (1) the initial host balance; (2) plus interest; (3) less applicable policyholder benefits. The interest rate used in the prior roll forward is re-determined on each valuation date, per the constant yield method. The embedded derivative component's fair value is based on an estimate of the policyholders' expected participation in future increases in the relevant index. The fair value of this embedded derivative component includes assumptions, including those about future interest rates and investment yields, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the respective index option. The host contract liability and embedded derivative are recorded in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets, with changes in value of the liabilities recorded in policy benefits and claims in the Consolidated Statements of Income.

Contractholder deposit funds reserves for certain assumed blocks of fixed-indexed and fixed-rate annuity products are accounted for as investment-type contracts. A net liability (consisting of the benefit reserve plus deferred revenue liability less DAC) is established at inception and amortized under the constant yield method.

     GUARANTEED BENEFITS

Certain fixed-rate and FIA contracts provide the contractholder with Guaranteed Minimum Death Benefits, or "GMDB," and/or Guaranteed Minimum Withdrawal Benefits, or "GMWB." The associated reserves for these benefits are calculated by estimating the present value of total expected (excess) benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract, or "benefit ratio," and multiplying this ratio by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The liabilities are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

     LONG-TERM CARE BENEFITS

Certain fixed-rate contracts provide the contractholder with long-term care benefits. The long-term care benefit permits access to the policy's account value, along with a supplemental rider benefit value, free of a surrender charge, to reimburse the policyholder for certain qualified long-term care expenses. Such qualified long-term care benefits are capped to a maximum multiple of three times the account value. The liabilities for these benefits are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

VARIABLE ANNUITIES

Variable annuity contracts offered and assumed by the Company provide the contractholder with various combinations of GMDB, Guaranteed Minimum Income Benefits, or "GMIB," and GMWB. The liabilities for these benefits are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

The liabilities for GMDB and GMIB are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

The GMWB is considered an embedded derivative, which is required to be bifurcated. The bifurcation of the GMWB is based on an implied return of premium, or "ROP," approach, in which the Company segregates cash outflows between ROP and other cash flows.

The liability for the GMWB is bifurcated into two separate and distinct components:

   - An embedded derivative which is held for GMWB payments made in support of the implied ROP and recorded at fair value; and,

   - An additional insurance liability which is held for the additional GMWB payments (over and above what supports the implied ROP).

The ROP cash flows (i.e., the cash flows that support an implied repayment of premium deposits) represent the embedded derivative and are used to calculate the fair value of this liability. The remaining cash flows represent a life contingent liability that are used to calculate the additional insurance liability.

The liabilities for the life contingent GMWB are calculated by using the benefit ratio multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative benefit payments plus interest on the reserves. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

UNIVERSAL LIFE POLICIES

For UL policies, the base benefit reserves are deemed to be equal to the policyholder account value.

Contractholder deposit funds reserves for IUL with returns linked to the performance of a specified market index are equal to the sum of two components:
(1) the fair value of the embedded derivative; and (2) the host (or guaranteed) component. The fair value of the embedded derivative component is based on the fair value of the policyholders' expected participation in future increases in the relevant index. The fair value of this embedded derivative component includes assumptions, including those about future interest rates and investment yields, future costs for options used to hedge the contract obligations, projected benefits, and the level and limits on contract participation in any future increases in the respective index option.

The initial host balance is established at the time of premium payment and is equal to the total account value less the embedded derivative component. Thereafter, the balance of the host component is determined in a manner consistent with the accounting for a deposit liability under the "constant yield method." All future host balances are determined as: (1) the initial host balance; (2) plus interest; (3) less applicable policyholder benefits. The interest rate used in the prior roll forward is re-determined on each valuation date, per the constant yield method.

For the year ended December 31, 2017, the average interest crediting rate for IUL is 9.15%. The Company holds additional liabilities for UL products with secondary guarantees, sometimes referred to as no-lapse guarantees, or "NLG."

See Note 8 --"Policyholder Liabilities" for additional information about indexed and fixed UL contractholder deposit funds reserves.

VARIABLE UNIVERSAL LIFE POLICIES

Certain assumed VUL policies include several forms of secondary guarantees. The Company holds additional liabilities for its secondary guarantees as discussed above.

See Note 8 --"Policyholder Liabilities" for additional information about VUL policies.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

PRENEED POLICIES

The Company's preneed life insurance contracts are accounted for as UL-type contracts which require that the retrospective deposit method be used. That accounting method establishes a liability for policyholder benefits in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. This account value is deemed to be equal to the contract's statutory cash surrender value. The majority of the Company's preneed insurance contracts feature death benefits with a discretionary death benefit growth rate. The Company has the discretion to adjust these rates up or down. The Company has established an additional reserve for expected future discretionary benefits which is reflected as contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The Company has also issued preneed insurance contracts with crediting rates tied to inflation as measured by the Consumer Price Index, or "CPI."

WHOLE AND TERM LIFE

The Company has established liabilities for amounts payable under insurance policies, including whole life insurance and term life insurance policies. Generally, liabilities for these policies are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected net premiums. Principal assumptions used in the establishment of liabilities for future policyholder benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate for the respective product. These assumptions, which include provisions for adverse deviations, are established at the time the policy is issued and are intended to estimate the experience for the period the policyholder benefits are payable. By utilizing these assumptions, liabilities are established on a block-of-business basis. For whole life and term long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are locked-in upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the Company to establish premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policyholder benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policyholder benefits and expenses. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Future policyholder benefit liabilities for participating whole life insurance policies are equal to the aggregate of: (1) net level premium reserves for death and endowment policyholder benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.5% and mortality rated guarantee in calculating the cash surrender values described in such contracts); and (2) the liability for terminal dividends.

Future policyholder benefit liabilities for non-participating whole life and term life insurance policies are equal to the aggregate of the present value of expected future policyholder benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to the mortality and persistency are based upon the Company's experience when the basis of the liability is established, and are periodically updated. Interest rate assumptions for the aggregate future policyholder benefit liabilities range from 2.0% to 7.5%, calculated based on the portfolio rate, net of investment expenses.

OUTSTANDING CLAIMS

Outstanding claims include amounts payable relating to in course of settlement and incurred but not reported claim liabilities. In course of settlement claim liabilities are established for policies when the Company is notified of the death of the policyholder but the claim has not been paid as of the reporting date. Incurred but not reported claim liabilities are determined using studies of past experience and are estimated using actuarial assumptions of historical claims expense, adjusted for current trends and conditions. These estimates are continually reviewed and the ultimate liability may vary significantly from the amounts initially recognized, which are reflected in net income in the period in which they are determined. Changes in policyholder and contract claims are recorded in policy benefits and claims in the Consolidated Statements of Income.

CLOSED BLOCKS

Through its insurance subsidiaries, the Company has acquired several closed blocks of participating life insurance policies. The Company has elected to account for the closed block policyholder liabilities using the fair value option.

The assets and cash flow generated by the closed blocks inure solely to the benefit of the holders of policies included in the closed blocks. All closed block assets will ultimately be paid out as policyholder benefits and through policyholder dividends. In the event that the closed blocks' assets are insufficient to meet the benefits of the closed blocks' benefits, general assets of the Company would be used to meet the contractual benefits to the closed blocks' policyholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The closed block liabilities are measured at fair value, which comprises the fair value of the closed block assets plus the present value of projected expenses including commissions and the cost of capital charges associated with the closed blocks. In calculating the present value, the Company used a discount rate based on current U.S. treasury rates, with a risk margin to reflect uncertainties in the closed block liability and a provision for the Company's own credit risk.

Effective December 1, 2015, the Company entered into coinsurance agreements which ceded substantially all the policies in the First Allmerica Financial Life Insurance Company, or "FAFLIC," closed block and one of the closed blocks acquired through the Accordia Life and Annuity Company, or "Accordia," acquisition. At treaty inception, the Company reported ceded premium of $1,399 million and ceded policy benefits of $1,410 million in the Consolidated Statements of Income.

See Note 9 --"Closed Blocks" and Note 10 --"Reinsurance" for additional information about the Company's closed blocks.

REINSURANCE

The Company seeks to diversify risk and limits its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco, or FwH coinsurance basis. Reinsurance accounting is applied for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policyholder benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

The cost of reinsurance, which includes premiums paid by the Company to the reinsurance counterparty, is deferred and amortized over the reinsurance contract period for short-duration contracts, or over the terms of the reinsured policies on a basis consistent with the reporting of those policies for long-duration contracts. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. There were no amounts deemed uncollectible as of December 31, 2017 or 2016.

See Note 10 --"Reinsurance" for additional information about reinsurance.

LOSS CONTINGENCIES

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Loss contingencies include regulatory judgments, claims, assessments, guarantees, pending or threatened litigation, recourse reserves, fines, penalties and environmental remediation costs. Amounts related to loss contingencies are accrued and recorded in accrued expenses and other liabilities in the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

See Note 17 --"Commitments and Contingencies" for additional information about loss contingencies.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to whole life and term life insurance contracts and payout contracts with life contingencies are recognized in premiums in the Consolidated Statements of Income when due from the contractholders.

Amounts received as payment for UL and investment-type contracts are reported as deposits to contractholder account balances and recorded in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Amounts received as payment for the Company's fixed fund VAs are reported as a component of contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Revenues from these contracts consist primarily of fees assessed against the contractholder account balance for mortality, policy administration, separate account administration and surrender charges, and are reported in policy fees in the Consolidated Statements of Income. Additionally, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in net investment income in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Fees assessed that represent compensation to the Company for benefits to be provided in future periods and certain other fees are established as a URR liability and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. URR is reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets and amortized into policy fees in the Consolidated Statements of Income. Benefits and expenses for these products include claims in excess of related account balances, expenses for contract administration and interest credited to contractholder account balances in the Consolidated Statements of Income.

OTHER INCOME

Other income is primarily comprised of administration, management fees and distribution fees.

See Note 12 --"Composition of Other Assets, Liabilities, Income and Expenses" for additional information about other income.

INCOME TAXES

The Company operates certain subsidiaries in jurisdictions where they are subject to taxation. Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax basis of assets and liabilities. Such temporary differences are primarily due to the tax basis of reserves, DAC, unrealized investment gains/losses, reinsurance balances, embedded derivatives, and net operating loss, or "NOL," carryforwards. Changes in deferred income tax assets and liabilities associated with components of other comprehensive income (loss) are recorded directly to accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.

The Company evaluates the likelihood of realizing the benefit of deferred tax assets and may record a valuation allowance if, based on all available evidence, the Company determines that it is more likely than not that some portion of the tax benefit will not be realized. The Company adjusts the valuation allowance if, based on its evaluation, there is a change in the amount of deferred income tax assets that are deemed more likely than not to be realized.

The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements.

The Company records the effect of changes in tax laws or rates at the date of enactment. In the U.S., the enactment date is considered to be the date that the President signs the legislation. The total effect of a tax law or rate change on the deferred tax balance is recorded as a component of tax expense related to continuing operations for the period in which the law is enacted.

Such tax changes can create disproportionate tax effects, or stranded amounts in other comprehensive income, or "OCI," for AFS debt securities. The Company's accounting policy for clearing disproportionate tax effects relating to AFS debt securities is the aggregate portfolio approach. Under the aggregate portfolio approach, the disproportionate tax effect remains intact as long as the investment portfolio remains.

The Company reports interest expense related to income tax matters in income tax (benefit) expense, and income tax penalties in general and administrative expenses in the Consolidated Statements of Income.

See Note 14 --"Income Taxes" for additional information about income taxes.

FOREIGN CURRENCY

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the date of the balance sheet and revenues and expenses are translated at average rates of exchange for the relevant period. Foreign currency re-measurement gains or losses on transactions in non-functional currencies are recognized in net investment gains (losses) in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

DEFINITION OF A BUSINESS

In January 2017, the Financial Accounting Standards Board, or "FASB," issued new guidance on business combinations to clarify when a set of transferred assets and activities is a business. If assessed as a business, the transfer of assets is accounted for as a business combination instead of an asset acquisition. This assessment could have relevance to the Company's accounting for both future legal entity acquisitions and the reinsurance of blocks of insurance business. The new guidance provides a screen to determine when a set is not a business. The screen requires that when substantially all the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or group of similar assets, the set is not a business. Therefore, the adoption of this standard will result in fewer acquisitions qualifying as businesses. As permitted under the standard, the Company early adopted its provisions effective January 1, 2017 on a prospective basis. The adoption of this standard did not impact the consolidated financial statements.

EQUITY METHOD AND JOINT VENTURES

In March 2016, the FASB issued guidance to simplify the transition to equity method when as a result of an increase in the level of ownership or degree of influence an investment then qualifies for the use of the equity method. The guidance requires that the equity method investor add the cost of acquiring the additional interest in the investee to the current basis of the investor's previously held interest and adopt the equity method as of the date the investment becomes qualified for equity method accounting. The Company adopted the standard effective January 1, 2017. The adoption of this standard did not impact the consolidated financial statements.

BUSINESS COMBINATIONS -- MEASUREMENT PERIOD ADJUSTMENTS

In September 2015, the FASB issued new guidance on business combinations, simplifying the accounting for measurement-period adjustments. The new guidance requires adjustments to provisional amounts recorded in connection with a business combination that are identified during the measurement period to be recorded in the reporting period in which the adjustment amounts are determined, rather than as retroactive adjustments to prior periods. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

FAIR VALUE MEASUREMENT

In May 2015, the FASB issued new guidance on fair value measurement. The new guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share (or its equivalent) practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

CUSTOMER'S ACCOUNTING FOR FEES PAID IN A CLOUD COMPUTING ARRANGEMENT

In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement. The standard clarifies the accounting requirements for recognizing cloud computing arrangements. If an entity purchases a software license through a cloud computing arrangement, as defined in the standard, the software license should be accounted for in a manner consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract. The Company adopted the standard prospectively effective January 1, 2016. The adoption of this standard did not materially impact the consolidated financial statements.

CONSOLIDATION

In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities. The standard is intended to improve consolidation accounting guidance related to limited partnerships, or "LPs," LLCs and securitization structures. The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarifies when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduces the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

REPURCHASE TO MATURITY TRANSACTIONS AND REPURCHASE FINANCINGS

Effective January 1, 2015, the Company adopted guidance requiring repurchase to maturity transactions and repurchase financing arrangements to be accounted for as secured borrowings and providing for enhanced disclosures, including the nature of collateral pledged and the time to maturity. The standard eliminates a distinction in current U.S. GAAP related to certain repurchase agreements, and amends current U.S. GAAP to require repurchase to maturity transactions linked to repurchase financings to be accounted for as secured borrowings, consistent with the accounting for other repurchase agreements. The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The Company has provided these enhanced disclosures in Note 4 --"Investments." The adoption of this standard did not materially impact the consolidated financial statements.

FINANCIAL ASSETS OR LIABILITIES

In August 2014, the FASB issued new guidance around measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. The new guidance provides that an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. The standard eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

ACCOUNTING FOR SHARE-BASED PAYMENTS WITH PERFORMANCE TARGETS

In June 2014, the FASB issued new guidance that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. The Company adopted the standard effective January 1, 2016. The adoption of this standard did not impact the consolidated financial statements.

REPORTING DISCONTINUED OPERATIONS

In April 2014, the FASB provided updated guidance for reporting discontinued operations. Discontinued operations may include a component or group of components of an entity, or a business or non-profit activity. A disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, must be presented as a discontinued operation if they meet the new definition. It also requires entities to provide disclosures about the disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation. The Company adopted the standard effective January 1, 2015. The adoption of this standard did not impact the consolidated financial statements.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

RECLASSIFICATION OF CERTAIN TAX EFFECTS FROM ACCUMULATED OTHER COMPREHENSIVE INCOME

In February 2018, the FASB issued new guidance that would permit a reclassification from accumulated other comprehensive income, or "AOCI," to retained earnings of the stranded tax effects resulting from application of the new federal corporate income tax rate. Under the guidance, entities have the option to reclassify from AOCI to retained earnings those stranded tax effects resulting from the newly enacted federal corporate income tax rate and provide relevant disclosures. The amount of that reclassification would be the difference between: (1) the amount initially charged or credited directly to other comprehensive income at the previously applicable federal corporate income tax rate that remains in AOCI; and (2) the amount that would have been charged or credited using the newly enacted federal corporate income tax rate, excluding the effect of any valuation allowance previously charged to income from continuing operations. The Company is currently assessing the impact of the standard on the consolidated financial statements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

TARGETED IMPROVEMENTS TO ACCOUNTING FOR HEDGING ACTIVITIES

In August 2017, the FASB issued new guidance to better align risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. The amendments expand and refine hedge accounting for both nonfinancial and financial risk components and align the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The amendments also include certain targeted improvements to ease the application of current guidance related to the assessment of hedge effectiveness. Disclosure requirements have also been modified. For public business entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early application is permitted. The amended presentation and disclosure guidance is required to be applied prospectively, except any changes impacting existing hedging relationships that are required to be applied using a modified retrospective approach. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

GAINS AND LOSSES FROM THE DE-RECOGNITION OF NONFINANCIAL ASSETS

In February 2017, the FASB issued an accounting standard that clarifies the scope and application of Other Income - Gains and Losses from the De-recognition of Nonfinancial Assets, to the sale or transfer of nonfinancial assets and in substance nonfinancial assets to non-customers, including partial sales. The standard is effective on January 1, 2018 and may be applied retrospectively to each period presented or through a cumulative effect adjustment to retained earnings at the date of adoption (modified retrospective approach). The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018.

RESTRICTED CASH

In November 2016, the FASB issued new guidance on restricted cash. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown in the Consolidated Statements of Cash Flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. For public business entities, the new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018, providing enhanced disclosures of restricted cash.

INCOME TAXES ON INTRA-ENTITY TRANSFERS OF ASSETS OTHER THAN INVENTORY

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018.

CLASSIFICATION OF CERTAIN CASH RECEIPTS AND CASH PAYMENTS ON STATEMENT OF CASH FLOWS

In August 2016, the FASB issued new guidance on the statements of cash flows to address diversity in practice in how certain cash receipts and cash payments are classified. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows. The Company has evaluated the new standard and determined that it will not significantly impact the Consolidated Statements of Cash Flows. The Company will adopt the standard on January 1, 2018. by reclassifying certain equity method distributions from investing activities to operating activities on the Consolidated Statements of Cash Flows.

CREDIT LOSSES ON FINANCIAL INSTRUMENTS

In June 2016, the FASB issued new guidance on the measurement of credit losses on financial instruments, including reinsurance recoverables. This guidance replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance also requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but as a reversal of the previous impairment that is recognized immediately. In addition, the guidance requires enhanced disclosures. The Company is currently evaluating the impact of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2020.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

LEASING TRANSACTIONS

In February 2016, the FASB issued new guidance on leasing transactions. For lessees, the primary change in guidance affects operating leases. The guidance requires a lessee to an operating lease with a term of more than 12 months to recognize an asset, representing a lessee's right to use an asset during the lease term, and a corresponding lease liability, representing the present value of lease payments, on their balance sheets. The new guidance will also require new disclosures. The new guidance is effective for public entities for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. For lessors, the new guidance is largely unchanged from previous U.S. GAAP. The Company is currently quantifying the recognition of a right to use asset and lease liability for its operating leases as well as evaluating other impacts of this guidance on its consolidated financial statements. The Company plans to adopt the standard on January 1, 2019.

FINANCIAL INSTRUMENTS

In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments. The new guidance changes the current accounting to require equity investments, that are not subject to consolidation or the equity method of accounting, to be measured at fair value with changes in fair value recognized in earnings. In addition, under this guidance, the presentation of changes in the fair value of financial liabilities measured under the fair value option due to instrument-specific credit risk will be presented in OCI. The guidance also adds certain disclosures associated with the fair value of financial instruments carried at amortized cost. The standard is to be applied through a cumulative effect adjustment to beginning retained earnings in the balance sheet as of the beginning of the year of adoption. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018, and will record a cumulative effect adjustment to beginning retained earnings and to OCI related to unrealized gains on equity investments and to the own credit risk associated with financial liabilities measured at fair value.

REVENUE RECOGNITION

In May 2014, the FASB issued a comprehensive new revenue recognition standard, which is effective for fiscal years beginning after December 15, 2017. This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. The Company has evaluated the new standard and determined that it will not significantly impact the consolidated financial statements. The Company will adopt the standard on January 1, 2018.

3. SIGNIFICANT TRANSACTIONS

REINSURANCE TRANSACTIONS AND PURCHASE OF PARTNERSHIP INTERESTS

In December 2017, the Company entered into a binder agreement committing it to enter into reinsurance agreements to reinsure approximately $9 billion of FA and payout annuity reserves on a coinsurance basis from Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, subsidiaries of Hartford Life, Inc., immediately following the closing of the sale of all of the issued and outstanding capital stock of Hartford Life, Inc., or the "Talcott Sale." Upon completion of the reinsurance transactions, approximately $9 billion of assets will be transferred to the Company. The Company also entered into a binder agreement committing it to enter into retrocession agreements to cede approximately $850 million of payout annuity reserves on a FwH coinsurance basis to a third-party reinsurer.

The Company also agreed to enter into an investment management agreement with Hartford Investment Management Company, or "HIMCO," whereby HIMCO, immediately following the closing of the Talcott Sale, will manage for the Company at all times during a five-year term a minimum of 35% of the fair market value of the assets maintained to support the Company's liabilities under the reinsurance agreements with Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The assets managed by HIMCO under the investment management agreement will include corporate bonds, privately placed debt investments and commercial mortgage loans (including participations therein).

In addition, the Company has entered into an agreement to purchase $150 million of limited partnership interests in Hopmeadow Holdings, LP, or "Hopmeadow," a newly formed Delaware limited partnership, which will be the acquiror in the Talcott Sale. The Company's interest will represent approximately 9% of the economic interests in Hopmeadow. The Company will also have the right to designate one of the eleven board seats.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company also agreed to be responsible for a pro-rata share of any termination penalty and reimbursement of certain default costs for itself and certain other investors in the event that the Talcott Sale does not close as a result of a breach by Hopmeadow of the related stock and asset purchase agreement. The Company's pro-rata share of such termination penalty, if applicable, would be approximately $17 million.

The Company's binder agreements to enter into the reinsurance and retrocession agreements and the purchase commitment in Hopmeadow are subject to satisfaction of closing conditions in the related stock and asset purchase agreement, including receipt of all requisite regulatory approvals and other customary closing conditions.

REORGANIZATION

In December 2017, the Company became a wholly-owned subsidiary of Global Atlantic (Fin) Company, or "FinCo," a Delaware corporation. Prior to December 2017, the Company was owned by Forethought Services LLC, a 79% owner and by FinCo, a 21% owner. Also in December 2017, the Company's ownership interest in Forethought Life Insurance Company, or "FLIC," an Indiana company, and Forethought National Life Insurance Company, "FNLIC", a Texas company, changed from 95% to 100%. As a result, the contribution of FLIC and FNLIC to the Company was accounted for under the carryover basis of accounting whereby the consolidated financial information of FLIC and FNLIC received by the Company were recorded based on their respective carrying amounts, on a retrospective basis.

In March 2016, the Board of Directors of Global Atlantic Financial Group Limited, or "GAFG," a Bermuda LLC and indirect parent of the Company, voted to proceed with a reorganization of certain subsidiaries in the second quarter of 2016, or the "Reorganization." As a result of the Reorganization, FinCo was previously a direct subsidiary of Global Atlantic Financial Life Limited, or "GAFLL," a Bermuda LLC, became a direct subsidiary of Commonwealth Re Midco Limited, or "Midco," a Bermuda company. Midco remained as a direct subsidiary of GAFLL. As GAFLL held controlling interests in both FinCo and Midco immediately prior to the reorganization, the transaction was considered to be between entities under common control. As a result, the contribution of FinCo to Midco was accounted for under the carryover basis of accounting whereby the consolidated financial information of FinCo received by Midco were recorded based on their respective carrying amounts, on a retrospective basis.

RESTRUCTURING OF NOTES PAYABLE TO AFFILIATES

On December 29, 2017, the Company's $255 million surplus note, or the "Existing Company's Surplus Note," to its direct parent, FinCo, and the $365 million surplus note of FLIC and the Company's direct subsidiary to FinCo, or the "FLIC Surplus Note," were restructured, or the "Surplus Note Restructuring." Under the terms of the Surplus Note Restructuring, FinCo contributed the FLIC Surplus Note to the Company in exchange for a surplus note issued by the Company to FinCo on essentially the same terms as the FLIC Surplus Note, or the "Company Corollary Note." To facilitate regulatory approval of interest payments, the Company combined the Existing Company's Surplus Note with the Company Corollary Note, thereby creating a new surplus note, or the "New Note." Further to the Surplus Note Restructuring, the Company issued the New Note in the amount of $620 million (the aggregate principal amount of the FLIC Surplus Note and the Existing Company's Surplus Note). See Note 11 --"Debt and Financing Arrangements" for additional information on surplus notes restructuring.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The cost or amortized cost, gross unrealized gains (losses), and fair value for AFS fixed maturity and equity securities were as follows:

                                                                     COST OR           GROSS UNREALIZED
                                                                    AMORTIZED     -----------------------------
AS OF DECEMBER 31, 2017                                               COST            GAINS          LOSSES        FAIR VALUE
----------------------------------------------------------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by type:
  U.S. government and agencies                                    $         202   $          12   $         (7)   $        207
  U.S. state, municipal and political subdivisions                        1,920             267             (1)          2,186
  Foreign governments                                                       133              10             --             143
  Corporate                                                              13,058             788            (50)         13,796
  Preferred stocks                                                           17               1             --              18
  RMBS                                                                    7,608             813            (22)          8,399
  CMBS                                                                    2,687              78            (18)          2,747
  CLOs                                                                    5,624              27             (7)          5,644
  ABS                                                                     3,115              79            (21)          3,173
                                                                  --------------  --------------  -------------   -------------
    Total AFS fixed maturity securities                           $      34,364   $       2,075   $       (126)   $     36,313
                                                                  ==============  ==============  =============   =============

Equity securities                                                 $         215   $           7   $         --    $        222
                                                                  ==============  ==============  =============   =============

                                                                     COST OR            GROSS UNREALIZED
                                                                    AMORTIZED     -----------------------------
AS OF DECEMBER 31, 2016 AS REVISED                                    COST            GAINS          LOSSES        FAIR VALUE
----------------------------------------------------------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by type:
  U.S. government and agencies                                    $         235   $          16   $         (9)   $        242
  U.S. state, municipal and political subdivisions                        1,727             122            (22)          1,827
  Foreign governments                                                       136              --             (4)            132
  Corporate                                                              13,513             342           (266)         13,589
  Preferred stocks                                                           14               1             --              15
  RMBS                                                                    7,638             262           (164)          7,736
  CMBS                                                                    3,296              54            (76)          3,274
  CLOs                                                                    3,149              14            (20)          3,143
  ABS                                                                     2,635              32            (54)          2,613
                                                                  --------------  --------------  -------------   -------------
    Total AFS fixed maturity securities                           $      32,343   $         843   $       (615)   $     32,571
                                                                  ==============  ==============  =============   =============

Equity securities                                                 $         134   $          12   $         --    $        146
                                                                  ==============  ==============  =============   =============

As of December 31, 2017 and 2016, there were no non-credit OTTI losses reflected within the fair value of AFS securities.

Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The maturity distribution for AFS fixed maturity securities is as follows:


                                                                                    COST OR
                                                                                   AMORTIZED
                 AS OF DECEMBER 31, 2017                                             COST         FAIR VALUE
                 --------------------------------------------------------------  --------------  -------------
                 ($ IN MILLIONS)
                 Due in one year or less                                         $         534   $        535
                 Due after one year through five years                                   2,106          2,128
                 Due after five years through ten years                                  2,722          2,751
                 Due after ten years                                                     9,968         10,936
                                                                                 --------------  -------------
                   Subtotal                                                             15,330         16,350
                 RMBS                                                                    7,608          8,399
                 CMBS                                                                    2,687          2,747
                 CLOs                                                                    5,624          5,644
                 ABS                                                                     3,115          3,173
                                                                                 --------------  -------------
                   Total AFS fixed maturity securities                           $      34,364   $     36,313
                                                                                 ==============  =============

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following tables provide information about the Company's AFS fixed maturity and equity securities that have been continuously in an unrealized loss position:

                                                    LESS THAN 12 MONTHS         12 MONTHS OR MORE                TOTAL
                                                 -------------------------  -------------------------  ------------------------
                                                    FAIR       UNREALIZED      FAIR      UNREALIZED       FAIR      UNREALIZED
AS OF DECEMBER 31, 2017                             VALUE        LOSSES       VALUE        LOSSES        VALUE        LOSSES
-----------------------------------------------  ------------  -----------  -----------  ------------  -----------  -----------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by
  type:
  U.S. government and agencies                   $        36   $       (1)  $       73   $        (6)  $      109   $       (7)
  U.S. state, municipal and political
    subdivisions                                          16           --           42            (1)          58           (1)
  Foreign governments                                     17           --            4            --           21           --
  Corporate                                            1,555          (12)       1,448           (38)       3,003          (50)
  RMBS                                                 1,235          (15)         194            (7)       1,429          (22)
  CMBS                                                   506           (4)         333           (14)         839          (18)
  CLOs                                                 1,373           (4)         285            (3)       1,658           (7)
  ABS                                                    491           (4)         441           (17)         932          (21)
                                                 ------------  -----------  -----------  ------------  -----------  -----------
    Total AFS fixed maturity securities          $     5,229   $      (40)  $    2,820   $       (86)  $    8,049   $     (126)
                                                 ============  ===========  ===========  ============  ===========  ===========

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                   LESS THAN 12 MONTHS         12 MONTHS OR MORE                TOTAL
                                                 -------------------------  -------------------------  ------------------------
                                                    FAIR       UNREALIZED      FAIR      UNREALIZED       FAIR      UNREALIZED
AS OF DECEMBER 31, 2016 AS REVISED                  VALUE        LOSSES       VALUE        LOSSES        VALUE        LOSSES
-----------------------------------------------  ------------  -----------  -----------  ------------  -----------  -----------
($ IN MILLIONS)
AFS fixed maturity securities portfolio by
  type:
  U.S. government and agencies                   $        96   $       (9)  $       --   $        --   $       96   $       (9)
  U.S. state, municipal and political
    subdivisions                                         308          (17)          36            (5)         344          (22)
  Foreign governments                                     44           (1)          20            (3)          64           (4)
  Corporate                                            5,122         (210)         615           (56)       5,737         (266)
  RMBS                                                 1,517          (39)       2,239          (125)       3,756         (164)
  CMBS                                                 1,399          (52)         301           (24)       1,700          (76)
  CLOs                                                   981           (9)         833           (11)       1,814          (20)
  ABS                                                    655          (10)         648           (44)       1,303          (54)
                                                 ------------  -----------  -----------  ------------  -----------  -----------
    Total AFS fixed maturity securities          $    10,122   $     (347)  $    4,692   $      (268)  $   14,814   $     (615)
                                                 ============  ===========  ===========  ============  ===========  ===========

Unrealized gains and losses can be created by changing interest rates or several other factors, including changing credit spreads. The Company had gross unrealized losses on below investment grade AFS fixed maturity securities of $42 million and $290 million as of December 31, 2017 and 2016, respectively. The single largest unrealized loss on AFS fixed maturity securities was $4 million and $5 million at December 31, 2017 and 2016, respectively. The Company had 1,660 and 3,044 securities in an unrealized loss position as of December 31, 2017 and 2016, respectively.

As of December 31, 2017 and 2016, AFS fixed maturity securities in an unrealized loss position for over 12 months consisted of 734 and 772 debt securities, respectively. There were no equity securities in an unrealized loss position for over 12 months as of December 31, 2017 and 2016, respectively. These debt securities primarily relate to RMBS and Corporates, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their cost or amortized cost basis. For securities with significant declines in value, individual security level analysis was performed utilizing underlying collateral default expectations, market data and industry analyst reports.

MORTGAGE AND OTHER LOAN RECEIVABLES

Mortgage and other loan receivables consist of the following:

                                                                                       AS OF DECEMBER 31,
                                                                                 -----------------------------
                                                                                     2017            2016
                                                                                 --------------  -------------
                 ($ IN MILLIONS)
                 Commercial mortgage loans                                       $       3,214   $      2,590
                 Residential mortgage loans                                              1,510            833
                 Other loan receivables                                                    823             93
                                                                                 --------------  -------------
                   Total mortgage and other loan receivables                             5,547          3,516
                 Allowance for loan losses                                                  (4)            --
                                                                                 --------------  -------------
                   Total mortgage and other loan receivables, net of allowance
                     for loan losses                                             $       5,543   $      3,516
                                                                                 ==============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The maturity distribution by contractual maturity for residential and commercial mortgage loans is as follows as of December 31, 2017:

                                                                                                    TOTAL
                                                                                                   MORTGAGE
                 YEARS                                            RESIDENTIAL     COMMERCIAL        LOANS
                 ----------------------------------------------  --------------  -------------   -------------
                 ($ IN MILLIONS)
                 2018                                            $           1   $         85    $         86
                 2019                                                        1            246             247
                 2020                                                      165            248             413
                 2021                                                        2            318             320
                 2022                                                      207            292             499
                 2023 and thereafter                                     1,134          2,025           3,159
                                                                 --------------  -------------   -------------
                   Total                                         $       1,510   $      3,214    $      4,724
                                                                 ==============  =============   =============

Actual maturities could differ from contractual maturities, because borrowers may have the right to prepay (with or without prepayment penalties) and loans may be refinanced.

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The following tables present the Company's gross carrying value of mortgage loans by geographic region and property type:

                 CARRYING VALUE AS OF DECEMBER 31,                                   2017            2016
                 --------------------------------------------------------------  --------------  -------------
                 ($ IN MILLIONS)
                 Pacific                                                         $       1,174   $        793
                 South Atlantic                                                            898            656
                 West South Central                                                        730            397
                 East North Central                                                        475            255
                 Middle Atlantic                                                           468            424
                 Mountain                                                                  315            293
                 New England                                                               227            150
                 East South Central                                                        197            124
                 West North Central                                                         95             83
                 Other regions                                                             145            248
                                                                                 --------------  -------------
                   Total by geographic region                                    $       4,724   $      3,423
                                                                                 ==============  =============

                 CARRYING VALUE AS OF DECEMBER 31,                                   2017            2016
                 --------------------------------------------------------------  --------------  -------------
                 ($ IN MILLIONS)
                 Office building                                                 $         972   $        709
                 Retail                                                                    525            472
                 Residential                                                             1,562            910
                 Apartment                                                                 572            564
                 Warehouse                                                                 203            260
                 Industrial                                                                530            329
                 Other property types                                                      360            179
                                                                                 --------------  -------------
                   Total by property type                                        $       4,724   $      3,423
                                                                                 ==============  =============


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

ALLOWANCE FOR LOAN LOSSES

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower's ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, except that as a practical expedient, the impaired value may be based on a loan's observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan's impaired value and its current carrying value. Additional allowance amounts are established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company's portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Changes in allowance for loan losses are below:

                                                                              AS OF DECEMBER 31,
                                                                 ---------------------------------------------
                                                                     2017            2016            2015
                                                                 --------------  -------------   -------------
                 ($ IN MILLIONS)
                 Balance, at beginning of period                 $          --   $          2    $          3
                   Provisions, net of releases                               4             (2)             (1)
                   Charge-offs, net of recoveries                           --             --              --
                                                                 --------------  -------------   -------------
                 Balance, at end of period                       $           4   $         --    $          2
                                                                 ==============  =============   =============

As of December 31, 2017 and 2016 the Company had $40 million and $18 million, respectively, of mortgage loans that were 90 days past due or in the process of foreclosure. The Company ceases accrual of interest on loans that are more than 90 days past due, and recognizes income as received. For the year ended December 31, 2017 there was $7 million of mortgage loans that were non-income producing. None of the mortgage loans were non-income producing for the years ending December 31, 2016 and December 31, 2015, respectively.

As of December 31, 2017, the Company had less than $1 million of other loan receivables that were delinquent by less than 120 days or in default. As of December 31, 2016, there were no other loan receivables that were delinquent or in default.

LOAN-TO-VALUE RATIO ON MORTGAGE LOANS

The loan-to-value ratio is expressed as a percentage of the amount of the loan relative to the current value of the underlying collateral. The following table summarizes the Company's loan-to-value ratios for its commercial mortgage loans as of December 31, 2017 and 2016:

                                                                                                   PERCENTAGE OF
                                                                                                    COMMERCIAL
       LOAN-TO-VALUE AS OF DECEMBER 31, 2017                                  CARRYING VALUE      MORTGAGE LOANS
       -------------------------------------------------------------------  ------------------  -------------------
       ($ IN MILLIONS, EXCEPT PERCENTAGE OF COMMERCIAL MORTGAGE LOANS)
       70% and less                                                         $           2,832                   88%
       71% - 90%                                                                          382                   12%
                                                                            ------------------  -------------------
         Total commercial mortgage loans                                    $           3,214                  100%
                                                                            ==================  ===================

                                                                                                   PERCENTAGE OF
                                                                                                    COMMERCIAL
       LOAN-TO-VALUE AS OF DECEMBER 31, 2016                                 CARRYING VALUE       MORTGAGE LOANS
       -------------------------------------------------------------------  ------------------  -------------------
       ($ IN MILLIONS, EXCEPT PERCENTAGE OF COMMERCIAL MORTGAGE LOANS)
       70% and less                                                         $           2,140                   83%
       71% - 90%                                                                          450                   17%
                                                                            ------------------  -------------------
         Total commercial mortgage loans                                    $           2,590                  100%
                                                                            ==================  ===================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Changing economic conditions affect the Company's valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company continuously monitors its commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, or have deteriorating credits.

The weighted average loan-to-value ratio for the Company's residential mortgage loans was 87% and 89%, as of December 31, 2017 and 2016, respectively.

OTHER INVESTMENTS

Other investments consist of the following:

                                                                                    AS OF DECEMBER 31,
                                                                               -----------------------------
                                                                                                   2016
                                                                                   2017         AS REVISED
                                                                               --------------  -------------
                 ($ IN MILLIONS)
                 Transportation assets (1)                                     $         729   $         67
                 Renewable energy partnerships (2)                                       637            119
                 Life settlement and other contracts                                     296            307
                 Other investment partnerships                                           281            150
                 Federal Home Loan Bank common stock                                      98             60
                                                                               --------------  -------------
                   Total other investments                                     $       2,041   $        703
                                                                               ==============  =============

--------
              (1) Net of accumulated depreciation of $40 million and $21 million as of December 31, 2017 and 2016, respectively.

              (2) Net of accumulated depreciation attributed to solar projects of $1 million as of December 31, 2017. There was no accumulated depreciation attributed to solar projects as of December 31, 2016.

The total amount of other investments accounted for using the equity method of accounting was $355 million and $124 million at December 31, 2017 and 2016, respectively. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $66 million as of December 31, 2017.

VARIABLE INTEREST ENTITIES

The Company has created certain VIEs to hold investments, including railcar, aviation and other transportation equipment, solar energy projects, life settlement contracts and single premium immediate annuities, fixed maturity securities and student loans. These VIEs issue beneficial interests primarily to the Company's insurance entities and the Company maintains the power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant. Accordingly, the Company is the primary beneficiary of these VIEs, which are consolidated in the Company's results. Where these VIEs or entities consolidated by these VIEs issue beneficial interests to third-parties, they are reported as non-controlling interests by the Company.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table illustrates the Company's consolidated VIE positions:

                                                                                            AS OF DECEMBER 31,
                                                                                    -----------------------------------
                                                                                                            2016
                                                                                         2017            AS REVISED
                                                                                    ----------------   ----------------
($ IN MILLIONS)
Assets of consolidated variable interest entities:
  Investments:
    Available-for-sale fixed maturities at fair value                               $           166    $            --
    Mortgage and other loan receivables                                                         144                 --
    Other investments:
      Transportation                                                                            729                 67
      Renewable energy                                                                          547                 --
      Life settlement contracts and single premium immediate annuities                          256                266
      Other investment partnerships                                                              35                 --
                                                                                    ----------------   ----------------
        Total other investments                                                               1,567                333
                                                                                    ----------------   ----------------
          Total investments                                                                   1,877                333
  Cash and cash equivalents                                                                      43                 13
  Accrued investment income                                                                      13                  3
  Other assets                                                                                   14                 --
                                                                                    ----------------   ----------------
    Total assets of consolidated variable interest entities                         $         1,947    $           349
                                                                                    ================   ================

Liabilities of consolidated variable interest entities:
  Accrued expenses and other liabilities                                            $           169    $            27
                                                                                    ----------------   ----------------
    Total liabilities of consolidated variable interest entities                                169                 27
                                                                                    ----------------   ----------------

Non-controlling interests of consolidated variable interest entities                             54                 --
                                                                                    ----------------   ----------------
  Total liabilities and non-controlling interests of consolidated variable
    interest entities                                                               $           223    $            27
                                                                                    ================   ================

The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows:

                                                                          AS OF DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                              2017                                 2016
                                                ----------------------------------  -----------------------------------
                                                                       MAXIMUM                              MAXIMUM
                                                    CARRYING         EXPOSURE TO         CARRYING         EXPOSURE TO
                                                     AMOUNT           LOSS (1)            AMOUNT           LOSS (1)
                                                ----------------  ----------------  -----------------  ----------------
($ IN MILLIONS)
Other investment partnerships                   $           224   $           316   $            137   $           278
Renewable energy partnerships                                89                89                110               122
                                                ----------------  ----------------  -----------------  ----------------
  Total                                         $           313   $           405   $            247   $           400
                                                ================  ================  =================  ================

--------
(1) The maximum exposure to loss relating to other limited and renewable energy partnership interests is equal to the carrying amounts plus any unfunded commitments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following table presents additional information regarding the life settlement contracts and their expected duration at December 31, 2017:

                                                                                                            DEATH
                                                                     NUMBER OF         EXPECTED            BENEFIT
         YEARS                                                       CONTRACTS         CASH FLOW           PAYOUT
         -------------------------------------------------------  ----------------  ----------------   ----------------
         ($ IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)
         2018 to 2020                                                           1   $             1    $             2
         2021                                                                   5                12                 13
         2022 and thereafter                                                  138               365                448
                                                                  ----------------  ----------------   ----------------
           Total                                                              144   $           378    $           463
                                                                  ================  ================   ================

As of December 31, 2017, the anticipated life insurance premiums required to keep the life settlement contracts in-force are $41 million in 2018 through 2020, $14 million in 2021 and $13 million in 2022. The anticipated life settlement premium payments are expected to be primarily funded by incoming single premium immediate annuity payments tied to the same reference lives.

OTHER-THAN-TEMPORARY IMPAIRMENTS

AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES

The table below presents a rollforward of the cumulative credit loss component of OTTI losses recognized in net investment gains (losses) in the Consolidated Statements of Income on fixed maturity securities still held by the Company at December 31, 2017, 2016 and 2015:

                                                                                       AS OF DECEMBER 31,
                                                                         ----------------------------------------------
                                                                                             2016
                                                                             2017         AS REVISED         2015
                                                                         --------------  --------------  --------------
         ($ IN MILLIONS)
         Balance, at beginning of year                                   $          20   $           9   $           4
           Additions:
             Initial impairments - credit loss OTTI recognized on
               securities not previously impaired                                   14               2               5
             Additional impairments - credit loss OTTI recognized on
               securities previously impaired                                       --               9              --
           Reductions:
             Due to sales (or maturities, pay downs or prepayments)
               during  the period of securities previously impaired
               as credit loss OTTI impaired                                        (19)             --              --
                                                                         --------------  --------------  --------------
         Balance, at end of year                                         $          15   $          20   $           9
                                                                         ==============  ==============  ==============

OTHER INVESTMENTS

As part of its periodic review of life settlement contracts for impairment, the Company determined several contracts for the years ended December 31, 2017, 2016 and 2015, respectively, were impaired because the sum of the carrying value plus expected future premium payments exceeded the expected contract value. Consequently, the Company recorded impairments on those life settlement contracts of $9 million, $19 million and $3 million for the years ended December 31, 2017, 2016 and 2015, respectively, which are included in net other investment gains (losses) Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FEDERAL HOME LOAN BANK INVESTMENT AND FUNDING AGREEMENTS

Certain of the Company's subsidiaries are members of regional banks in the FHLB system. These subsidiaries have also entered into funding agreements with their respective FHLB. The funding agreements are issued in exchange for cash. The funding agreements require that the Company pledges eligible assets, such as commercial mortgage loans, as collateral. With respect to certain classes of eligible assets, the FHLB holds the pledged eligible assets in custody at the respective FHLB. The liabilities for the funding agreements are included in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. Information related to the FHLB investment and funding agreements is as follows:

                                                                 FUNDING AGREEMENTS ISSUED
                                  INVESTMENT IN COMMON STOCK        TO FHLB MEMBER BANKS               COLLATERAL
                                 -----------------------------  ----------------------------- -----------------------------
                                                    2016                           2016                          2016
     AS OF DECEMBER 31,              2017        AS REVISED         2017        AS REVISED        2017        AS REVISED
     --------------------------- -------------- --------------  -------------  -------------- -------------- --------------
     ($ IN MILLIONS)
     FHLB Indianapolis           $          59  $          41   $      1,316   $         920  $       1,864  $       1,515
     FHLB Des Moines                        25             19            382             250            670            491
     FHLB Massachusetts                     14             --            201              --            340             --
                                 -------------- --------------  -------------  -------------- -------------- --------------
       Total                     $          98  $          60   $      1,899   $       1,170  $       2,874  $       2,006
                                 ============== ==============  =============  ============== ============== ==============

REPURCHASE AGREEMENT TRANSACTIONS

As of December 31, 2017, the Company did not participate in any third-party repurchase agreements. As of December 31, 2016, the Company participated in third-party repurchase agreements with a notional value of approximately $113 million. The Company posted $120 million in fixed maturity securities as collateral for these transactions as of December 31, 2016. The Company accounts for these transactions as secured borrowings.

The gross obligation for repurchase agreements is reported in securities sold under agreements to repurchase in the Consolidated Balance Sheets. The gross obligations by class of collateral pledged for repurchase agreements accounted for as secured borrowings as of December 31, 2016 is presented in the following table:

                                                                LESS THAN                     GREATER THAN
     AS OF DECEMBER 31, 2016                    OVERNIGHT        30 DAYS      30 - 90 DAYS      90 DAYS         TOTAL
     ---------------------------------------  --------------  -------------   -------------  --------------  --------------
     ($ IN MILLIONS)
     Corporate securities                     $          --   $        113    $         --   $          --   $         113
                                              --------------  -------------   -------------  --------------  --------------
       Total borrowing                        $          --   $        113    $         --   $          --   $         113
                                              ==============  =============   =============  ==============  ==============

OTHER

The Company had no concentration of investments at fair value that exceeded 10% of shareholder's equity at December 31, 2017 and 2016.

As of December 31, 2017 and 2016, the cost or amortized cost and fair value of the assets on deposit with various state and governmental authorities were $146 million and $164 million, and $135 million and $154 million, respectively.

INVESTMENT INCOME AND GAINS AND LOSSES

NET INVESTMENT INCOME

Net investment income is comprised primarily of interest income, including amortization of premiums and accretion of discounts, based on yields which change due to expectations in projected cash flows, dividend income from common and preferred stock, earnings from investments accounted for under equity method accounting, and lease income on other investments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The components of net investment income were as follows:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------   ----------------
         ($ IN MILLIONS)
         Fixed maturity securities -- interest and other income   $         1,618   $         1,472    $         1,271
         Equity securities -- dividends and other income                        6                 1                  1
         Mortgage and other loan receivables                                  206               151                 87
         Income from funds withheld at interest                              (533)             (248)              (223)
         Policy loans                                                          42                42                 45
         Transportation                                                        67                14                 17
         Renewable energy                                                      40                --                 --
         Short-term and other investment income                                28                28                 20
                                                                  ----------------  ----------------   ----------------
           Gross investment income                                          1,474             1,460              1,218
         Less investment expenses
           Investment management and administrative expenses                   80                58                 48
           Transportation asset depreciation and maintenance
             expense                                                           44                13                 12
           Interest expense on derivative collateral                            6                --                 --
                                                                  ----------------  ----------------   ----------------
             Net investment income                                $         1,344   $         1,389    $         1,158
                                                                  ================  ================   ================

The Company had no fixed maturity securities in a non-accrual status as of December 31, 2017, 2016 or 2015. The Company had no fixed maturity securities which were non-income producing as of December 31, 2017, 2016 or 2015.

NET INVESTMENT GAINS (LOSSES)

Net investment gains (losses) were as follows:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                                                   2016                  2015
                                                              2017              AS REVISED            AS REVISED
                                                        ------------------   ------------------   -------------------
         ($ IN MILLIONS)
         AFS fixed maturity securities                  $             161    $              30    $              103
         Trading fixed maturity securities                             --                   --                   (95)
         Derivative gains (losses)                                   (233)                 (48)                   51
         Funds withheld receivable at interest                        (24)                  10                   (81)
         Mortgage and other loans                                      (8)                  --                    --
         Renewable energy                                              (2)                  --                    --
         Other investments                                              2                    9                    16
         Impairments on life settlement contracts                      (9)                 (19)                   (3)
         Other-than-temporary impairment on
           available-for sale fixed maturity
           securities                                                 (14)                 (11)                   (5)
                                                        ------------------   ------------------   -------------------
           Net investment gains (losses)                $            (127)   $             (47)   $              (14)
                                                        ==================   ==================   ===================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The proceeds from voluntary sales and the gross gains and losses on those sales of AFS fixed maturity and equity securities were as follows:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                       2017              2016               2015
                                                                  ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         AFS fixed maturity securities:
           Proceeds from voluntary sales                          $         6,070   $         5,237   $          7,483
           Gross gains                                            $           240   $           164   $            188
           Gross losses                                           $           (93)  $          (160)  $           (114)
         Equity securities:
           Proceeds from voluntary sales                          $           906   $            50   $             --
           Gross gains                                            $             3   $            --   $             --
           Gross losses                                           $            (1)  $            --   $             --

5. DERIVATIVE INSTRUMENTS

The Company holds derivative instruments that are primarily used in its hedge program. The Company has established a hedge program that seeks to reduce U.S. GAAP net income volatility caused by interest rate and equity price movements, while also taking into consideration statutory capital and economic impacts.

The Company hedges interest rate and equity market risks associated with its insurance liabilities. For FIA and IUL policy reserves, the Company purchases call spreads to hedge exposure primarily created by changes in embedded derivative balances caused by changes in equity markets. The Company dynamically hedges its exposure to changes in the value of the guarantee provided to VA and VUL policyholders. The Company manages interest rate risk by purchasing exchange-traded fixed income future contracts, OTC swaps and swaptions. The Company manages equity market risks by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange-traded equity options and futures. While not the primary focus of the Company's hedging strategy, the Company also enter into currency swaps and forwards to manage foreign exchange rate risks with respect to certain investments denominated in foreign currencies. These foreign currency derivatives are designated as effective fair value hedges.

The Company attempts to mitigate the risk of loss due to ineffectiveness under these derivative investments through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of non-performance by the counterparties and, accordingly, all option contracts are purchased from multiple counterparties that have been evaluated for creditworthiness. All of these counterparties are nationally recognized financial institutions with a Moody's/S&P investment-grade credit rating or higher. Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and the Company's policies and procedures.

The Company has embedded derivatives related to reinsurance contracts that are accounted for on a modco and FwH basis. An embedded derivative exists because the arrangement exposes the reinsurer to third-party credit risk. These embedded derivatives are included in funds withheld receivable at interest in the Consolidated Balance Sheets.


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                           DERIVATIVE        DERIVATIVE
     AT DECEMBER 31, 2017                                                NOTIONAL            ASSETS          LIABILITIES
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Equity market contracts                                          $        12,571   $            668   $            --
     Interest rate contracts                                                    4,842                110                24
     Embedded derivative -- modco loans                                            --                117                --
     Embedded derivative -- funds withheld at interest                             --                  4               794
     Foreign currency contracts                                                     9                  1                --
                                                                                        -----------------
       Fair value included within total assets                                          $            900
                                                                                        =================
     Embedded derivative -- IUL products                                                                               755
     Embedded derivative -- annuity products                                                                           535
                                                                                                           ----------------
       Fair value included within total liabilities                                                        $         2,108
                                                                                                           ================

                                                                                           DERIVATIVE        DERIVATIVE
     AT DECEMBER 31, 2016                                                NOTIONAL            ASSETS          LIABILITIES
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Equity market contracts                                          $        10,154   $            485   $            --
     Interest rate contracts                                                    1,747                116                24
     Embedded derivative -- modco loans                                            --                 83                --
     Embedded derivative -- funds withheld at interest                             --                  2               139
     Foreign currency contracts                                                   203                 12                --
                                                                                        -----------------
       Fair value included within total assets                                          $            698
                                                                                        =================
     Embedded derivative -- IUL products                                                                               573
     Embedded derivative -- annuity products                                                                           279
                                                                                                           ----------------
       Fair value included within total liabilities                                                        $         1,015
                                                                                                           ================

The amounts of derivative gains and losses recognized for the years ended December 31, 2017, 2016 and 2015 are reported in the Consolidated Statements of Income as follows:

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                      -----------------------------------------------------
                                                                                              2016              2015
     DERIVATIVE CONTRACTS NOT DESIGNATED AS HEDGES                         2017            AS REVISED        AS REVISED
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Net other investment gains (losses):
       OTC CPI swaps                                                  $            (1)  $              2   $            (4)
       Equity and fixed income futures                                           (222)              (109)             (196)
       Foreign currency swaps                                                      --                 --                 1
       Listed equity index options                                                 (7)               (27)                4
       OTC equity index options                                                   472                125              (113)
       Interest rate swaptions                                                     (8)                --                 5
       OTC total return swaps                                                      10                  2                 2
       Funds withheld derivatives                                                  92                 62                87
       Other                                                                      (14)                --                --
       Embedded derivatives                                                      (555)              (103)              265
                                                                      ----------------  -----------------  ----------------
         Total included in net other investment gains (losses)        $          (233)  $            (48)  $            51
                                                                      ================  =================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
     DERIVATIVE CONTRACTS DESIGNATED AS HEDGES                                    2017           2016            2015
     ----------------------------------------------------------------------   -------------  --------------  --------------
     ($ IN MILLIONS)
     Revenues
       Foreign currency forwards                                              $         --   $          (1)  $           1
                                                                              -------------  --------------  --------------
         Total included in net other investment gains (losses)                $         --   $          (1)  $           1
                                                                              =============  ==============  ==============

The amount of net derivative assets and liabilities after consideration of collateral received or pledged were as follows:

                                                                                                AS OF DECEMBER 31,
                                                                                        -----------------------------------
                                                                                              2017              2016
                                                                                        -----------------  ----------------
     ($ IN MILLIONS)
     Derivative assets (excluding embedded derivatives)                                 $            779   $           613
     Derivative liabilities (excluding embedded derivatives)                                         (24)              (24)
                                                                                        -----------------  ----------------
       Net amount                                                                                    755               589
     Net collateral (received) / pledged                                                            (712)             (458)
                                                                                        -----------------  ----------------
       Net amount after collateral                                                      $             43   $           131
                                                                                        =================  ================

6. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establish a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1: Unadjusted quoted prices in active markets to which the Company had access at the measurement date for identical, unrestricted assets and liabilities.

Level 2: Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable; and

Level 3: Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following tables represent the Company's hierarchy for its financial assets and liabilities measured at fair value:

     AS OF DECEMBER 31, 2017 (1)                                LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
     -------------------------------------------------------  -------------   -------------  --------------  --------------
     ($ IN MILLIONS)
     FINANCIAL ASSETS:
       AFS fixed maturity securities
         U.S. government and agencies                         $        145    $         62   $          --   $         207
         U.S. state, municipal and political subdivisions               --           2,186              --           2,186
         Foreign governments                                            --             143              --             143
         Corporate                                                      --          13,206             590          13,796
         Preferred stocks                                               --              10               8              18
         Structured securities                                          --          18,401           1,562          19,963
                                                              -------------   -------------  --------------  --------------
           Total AFS fixed maturity securities                         145          34,008           2,160          36,313
                                                              -------------   -------------  --------------  --------------
       Equity securities                                               132              --              90             222
       Funds withheld receivable at interest                            --             289             117             406
       Reinsurance recoverable                                          --           1,363              --           1,363
       Derivative assets
         Equity market contracts                                        44             624              --             668
         Interest rate contracts                                         6             104              --             110
         Foreign currency contracts                                     --               1              --               1
                                                              -------------   -------------  --------------  --------------
           Total derivative assets                                      50             729              --             779
                                                              -------------   -------------  --------------  --------------
       Separate account assets                                       6,103              --              --           6,103
                                                              -------------   -------------  --------------  --------------
         Total financial assets at fair value                 $      6,430    $     36,389   $       2,367   $      45,186
                                                              =============   =============  ==============  ==============
     FINANCIAL LIABILITIES:
       Policyholder liabilities                               $         --    $         --   $         373   $         373
       Closed block policy liabilities                                  --              --           1,436           1,436
       Derivative instruments payable                                   --              24              --              24
       Embedded derivative -- IUL products                              --              --             755             755
       Embedded derivative -- annuity products                          --              --             535             535
                                                              -------------   -------------  --------------  --------------
         Total financial liabilities at fair value            $         --    $         24   $       3,099   $       3,123
                                                              =============   =============  ==============  ==============

--------
     (1) Other investments excluded from the fair value hierarchy include certain real estate and private equity funds for which fair value is measured at net asset value per share as a practical expedient. At December 31, 2017 the fair value of these investments was $79 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     AS OF DECEMBER 31, 2016 AS REVISED (1)                      LEVEL 1        LEVEL 2         LEVEL 3          TOTAL
     -------------------------------------------------------  --------------  -------------   -------------  --------------
     ($ IN MILLIONS)
     Financial Assets:
       AFS fixed maturity securities
         U.S. government and agencies                         $         130   $        112    $         --   $         242
         U.S. state, municipal and political subdivisions                --          1,827              --           1,827
         Foreign governments                                             --            132              --             132
         Corporate                                                       --         13,270             319          13,589
         Preferred stocks                                                --             10               5              15
         Structured securities                                           --         16,265             501          16,766
                                                              --------------  -------------   -------------  --------------
           Total AFS fixed maturity securities                          130         31,616             825          32,571
                                                              --------------  -------------   -------------  --------------
       Equity securities                                                 56             --              90             146
       Funds withheld receivable at interest                             --            251              83             334
       Reinsurance recoverable                                           --          1,371              --           1,371
       Derivative assets
         Equity market contracts                                         73            412              --             485
         Interest rate contracts                                         46             70              --             116
         Foreign currency contracts                                      --             12              --              12
                                                              --------------  -------------   -------------  --------------
           Total derivative assets                                      119            494              --             613
                                                              --------------  -------------   -------------  --------------
       Separate account assets                                        5,618             --              --           5,618
                                                              --------------  -------------   -------------  --------------
         Total financial assets at fair value                 $       5,923   $     33,732    $        998   $      40,653
                                                              ==============  =============   =============  ==============
     Financial Liabilities:
       Policyholder liabilities                               $          --   $         --    $        324   $         324
       Closed block policy liabilities                                   --             --           1,448           1,448
       Derivative instruments payable                                    --             24              --              24
       Embedded derivative -- IUL products                               --             --             573             573
       Embedded derivative -- annuity products                           --             --             279             279
                                                              --------------  -------------   -------------  --------------
          Total financial liabilities at fair value           $          --   $         24    $      2,624   $       2,648
                                                              ==============  =============   =============  ==============

--------
     (1) Other investments excluded from the fair value hierarchy include certain real estate and private equity funds for which fair value is measured at net asset value per share as a practical expedient. At December 31, 2016 the fair value of these investments was $54 million.

INVESTMENTS

     LEVEL 1 -- INVESTMENTS

Level 1 investments include U.S. Treasury, government and agency securities, foreign government securities, short-term money market securities and mutual funds held in separate accounts. Level 1 investments are valued using quoted market prices for identical unrestricted instruments in active markets.

     LEVEL 2 -- INVESTMENTS

Level 2 investments include fixed maturity securities for which quoted market prices from active markets are not available. Level 2 investments are priced using observable inputs, which can be verified to quoted prices, recent trading activity for identical or similar instruments, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations and the relationship of recent market activity to the prices provided from alternative pricing sources. The Company does not make valuation adjustments to Level 2 investments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     LEVEL 3 -- INVESTMENTS

Level 3 investments have one or more significant valuation inputs that are not observable. Absent evidence to the contrary, Level 3 investments are initially valued at transaction price, which is considered to be the best initial estimate of fair value. Subsequently, the Company uses other methodologies to determine fair value, which vary based on the type of investment.

Valuation inputs and assumptions are changed when corroborated by substantive observable evidence, including values realized on sales of Level 3 assets.

DERIVATIVE INSTRUMENTS

     LEVEL 1 -- DERIVATIVE INSTRUMENTS

Level 1 derivative instruments include exchange-traded futures and options as they are actively traded and are valued at their quoted market price.

     LEVEL 2 -- DERIVATIVE INSTRUMENTS

Level 2 derivative instruments include most types of derivative instruments utilized by the Company and include derivatives for which all significant valuation inputs are corroborated by market evidence. These derivative instruments are principally valued using an income approach. The Company calculates the fair value of derivative assets by discounting future cash flows at a rate that incorporates counterparty credit spreads and the fair value of derivative liabilities by discounting future cash flows at a rate that incorporates the Company's own credit spreads.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence.

     INTEREST RATE DERIVATIVES

Valuations for non-option based derivatives are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Interbank Offered Rate, or "LIBOR," basis curves and repurchase rates. Valuations for option based derivatives are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     FOREIGN CURRENCY DERIVATIVES

Prices for currency derivatives based on the exchange rates of leading industrialized nations, including those with longer tenors, are generally observable.

     EQUITY MARKET DERIVATIVES

Exchange-traded and OTC equity derivatives generally have observable market prices, except for contracts with long tenors or reference prices that differ significantly from current market prices.

     CREDIT DERIVATIVES

Credit derivatives are valued using inputs that may include credit correlation, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

     LEVEL 3 -- DERIVATIVE INSTRUMENTS

Level 3 derivative instruments include credit derivatives and equity market derivatives, which are valued as described in Level 2 but have significant unobservable inputs and also include embedded derivatives which are principally valued using an income approach as indicated in the table below. For Level 3 equity derivatives, significant Level 3 inputs generally include equity volatility inputs for options that are very long-dated. Valuations are based on present value techniques, which may utilize the swap yield curve and the spot equity and bond index level with significant unobservable inputs.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FAIR VALUE OF ASSETS AND LIABILITIES

SIGNIFICANT UNOBSERVABLE INPUTS

The tables below present the ranges of significant unobservable inputs used to value the Company's Level 3 financial assets and liabilities, and includes only those items for which information is reasonably available, such as data from internal determinations of fair value. These ranges represent the significant unobservable inputs that were used in the valuation of each type of financial asset and liability. Weighted averages in the tables below are calculated by weighting each input by the relative fair value of the respective investments. The ranges and weighted averages of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one financial asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company's Level 3 financial assets and liabilities as of December 31, 2017 and 2016:

                                                     AS OF DECEMBER 31, 2017
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL                 ASSETS        VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
ASSETS               ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Corporate            $            180   Matrix pricing -- liquidity premium  0.25%                            Decrease
                                        Market comparables -- liquidity      0.05% to 0.30% (WA 0.14%)        Decrease
                                        premium
Structured           $            697   Consensus pricing -- liquidity       0.30%                            Decrease
securities                              premium
                                        Discounted cash flows -- spreads     0.1% to 0.58% (WA 0.33%)         Decrease
                                        Market comparables -- liquidity      2.00% to 2.50% (WA 2.05%)        Decrease
                                        premium
Equity securities    $             33   Net asset value -- liquidity         0.31 to 0.50 (WA 0.40) (1)       Decrease
                                        premium
Funds withheld       $            117   Discounted cash flows
receivable at
interest
                                          Duration/weighted average life     0.21 to 32 (WA 10.4)             Decrease
                                          Contractholder persistency         4.8% to 7.4% (WA 5.8%)           Decrease

--------
(1) Equity liquidity premium represented in dollar price.

                                                AS OF DECEMBER 31, 2016 AS REVISED
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL                 ASSETS        VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
ASSETS               ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Corporate            $            197   Discounted cash flows -- spreads     0.85%                            Decrease
                                        Matrix pricing -- liquidity premium  0.25%                            Decrease
                                        Market comparables -- liquidity      0.50%                            Decrease
                                        premium
Structured           $            276   Discounted cash flows -- spreads     0.15%                            Decrease
securities
Equity securities    $             11   Net asset value -- liquidity         0.17 (1)                         Decrease
                                        premium
Funds withheld       $             83   Discounted cash flows
receivable at
interest
                                          Duration/weighted average life     0.04 to 33 (WA 8.59)             Decrease
                                          Contractholder persistency         3.77% to 14.22% (WA 6.08%)       Decrease

--------
(1) Equity liquidity premium represented in dollar price.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


                                                     AS OF DECEMBER 31, 2017
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL              LIABILITIES      VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
LIABILITIES          ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Policyholder         $            373   Present value of best estimate       Risk margin rate is 0.09%.       Decrease
liabilities                             liability cash flows. Unobservable
                                        inputs include a market
                                        participant view of the risk
                                        margin included in the discount
                                        rate which reflects the riskiness
                                        of the cash flows.
                                        Policyholder behavior is also a      Lapse rate is 1.0% to 15%.       Decrease
                                        significant unobservable input,
                                        including lapse, surrender and
                                        mortality.
                                                                             Surrender rate is 1.0% to 1.9%.  Increase
                                                                             Mortality rate is 0.3% to        Increase
                                                                             13.8%.
Closed block         $          1,436   Present value of expenses paid       The average expense assumption   Increase
policy liabilities                      from the open block plus the cost    is between $19 and $75 per
                                        of capital held in support of the    policy, increased by inflation.
                                        liabilities.
                                        Unobservable inputs are a market     The Company's own credit         Increase
                                        participant's view of the            spread is 0.22%.
                                        expenses, a risk margin on the
                                        uncertainty of the level of
                                        expenses and a cost of capital on
                                        the capital held in support of the
                                        liabilities.
                                                                             The expense risk margin is       Decrease
                                                                             9.42%.
                                                                             The cost of capital is between   Increase
                                                                             3.7% and 13.8%.
                                        Discounted cash flows: Mortality     3.0% to 9.0%                     Decrease
                                        rate
                                        Discounted cash flows: Surrender     2.5% to 3.5%                     Decrease
                                        rate
Embedded             $            755   Policy persistency is a              Lapse rate is 5%.                Decrease
derivative -- IUL                       significant unobservable input.
products
Embedded             $            535   Policyholder behavior is a           Utilization:                     Increase
derivative --                           significant unobservable input,      FIA WA 5.0%
annuity products                        including utilization and lapse.     VA 0.0% to 65%
                                                                             Lapse:                           Decrease
                                                                             FIA WA 7.28%
                                                                             VA 0.6% to 28%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                     AS OF DECEMBER 31, 2016
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL 3                   LEVEL 3                                                 RANGE OF SIGNIFICANT            IMPACT OF AN
FINANCIAL              LIABILITIES      VALUATION TECHNIQUES AND SIGNIFICANT       UNOBSERVABLE INPUTS        INCREASE IN THE INPUT
LIABILITIES          ($ IN MILLIONS)           UNOBSERVABLE INPUTS             (WEIGHTED AVERAGE, OR "WA")        ON FAIR VALUE
-------------------  -----------------  -----------------------------------  -------------------------------  ---------------------
Policyholder         $            324   Present value of best estimate       Risk margin rate is 0.09%.       Decrease
liabilities                             liability cash flows. Unobservable
                                        inputs include a market
                                        participant view of the risk
                                        margin included in the discount
                                        rate which reflects the riskiness
                                        of the cash flows.
                                        Policyholder behavior is also a      Lapse rate is 1.0% to 15%.       Decrease
                                        significant unobservable input,
                                        including lapse, surrender and
                                        mortality.
                                                                             Surrender rate is 1.1% to 1.9%.  Increase
                                                                             Mortality rate is 0.3% to        Increase
                                                                             12.2%.
Closed block         $          1,448   Present value of expenses paid       The average expense assumption   Increase
policy liabilities                      from the open block plus the cost    is between $19 and $73 per
                                        of capital held in support of the    policy, increased by inflation.
                                        liabilities.
                                        Unobservable inputs are a market     The Company's own credit         Increase
                                        participant's view of the            spread is 0.25%.
                                        expenses, a risk margin on the
                                        uncertainty of the level of
                                        expenses and a cost of capital on
                                        the capital held in support of the
                                        liabilities.
                                                                             The expense risk margin is       Decrease
                                                                             9.42%.
                                                                             The cost of capital is between
                                                                             3.7% and 13.1%.
                                        Discounted cash flows: Mortality     3.0% to 9.0%                     Decrease
                                        rate
                                        Discounted cash flows: Surrender     2.5% to 3.5%                     Decrease
                                        rate
Embedded             $            573   Policy persistency is a              Lapse rate is 5%.                Decrease
derivative -- IUL                       significant unobservable input.
products
Embedded             $            279   Policyholder behavior is a           Utilization:                     Increase
derivative --                           significant unobservable input,      FIA WA 3.32%
annuity products                        including utilization and lapse.     VA 0.0% to 65%
                                                                             Lapse:                           Decrease
                                                                             FIA WA 3.60%
                                                                             VA 1.0% to 28%

TRANSFERS BETWEEN LEVELS

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Transfers into and/or out of any level are assumed to occur at the beginning of the period.

There were no transfers between Level 1 and Level 2 for the years ended December 31, 2017 and 2016.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The tables below set forth a summary of changes in the fair value of the Company's Level 3 financial assets and liabilities for the years ended December 31, 2017 and 2016. The tables reflect gains and losses for the full year for all financial assets and liabilities categorized as Level 3 as of December 31, 2017 and 2016:

                                                     NET REALIZED
                                                          AND
                                                      UNREALIZED         NET
                                                     GAINS/ LOSSES    UNREALIZED
                                      BALANCE, AT     INCLUDED IN    GAINS/LOSSES       NET       NET TRANSFERS
                                      BEGINNING OF    THE INCOME     INCLUDED IN   SETTLEMENTS /  IN AND/OR OUT    BALANCE, AT
YEAR ENDED DECEMBER 31, 2017              YEAR         STATEMENT         OCI         PURCHASES      OF LEVEL 3     END OF YEAR
-----------------------------------  --------------  -------------  -------------- -------------- --------------  -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                          $         319   $         (1)  $        (124) $         353  $          43   $        590
  Preferred stocks                               5             --              --              3             --              8
  Structured securities                        501             (4)             23            630            412          1,562
  Equity securities                             90             --              (4)             4             --             90
  Funds withheld receivable at
    interest                                    83             34              --             --             --            117
                                     --------------  -------------  -------------- -------------- --------------  -------------
  Total financial assets             $         998   $         29   $        (105) $         990  $         455   $      2,367
                                     ==============  =============  ============== ============== ==============  =============
Financial Liabilities:
  Policyholder liabilities           $         324   $         49   $          --  $          --  $          --   $        373
  Closed block policy liabilities            1,448            (12)             --             --             --          1,436
  Embedded derivative -- IUL
    products                                   573             61              --            121             --            755
  Embedded derivative -- annuity
    products                                   279             71              --            185             --            535
                                     --------------  -------------  -------------- -------------- --------------  -------------
    Total financial liabilities      $       2,624   $        169   $          --  $         306  $          --   $      3,099
                                     ==============  =============  ============== ============== ==============  =============

                                                                                                                      NET
                                                                                                                  SETTLEMENTS /
YEAR ENDED DECEMBER 31, 2017                        PURCHASES       ISSUANCES         SALES       SETTLEMENTS      PURCHASES
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                                       $         505   $          --   $         (10)  $       (142)   $        353
  Preferred stocks                                            3              --              --             --               3
  Structured securities                                   1,065              --             (80)          (355)            630
  Equity securities                                           8              --              --             (4)              4
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial assets                        $       1,581   $          --   $         (90)  $       (501)   $        990
                                                  ==============  ==============  ==============  =============   =============
Financial Liabilities:
  Embedded derivative -- IUL products             $          --   $          --   $          --   $        121    $        121
  Embedded derivative -- annuity products                    --             190              --             (5)            185
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial liabilities                   $          --   $         190   $          --   $        116    $        306
                                                  ==============  ==============  ==============  =============   =============

                                                                                               NET TRANSFERS
                                                                                               IN AND/OR OUT
                                                            TRANSFERS        TRANSFERS OUT          OF
                 YEAR ENDED DECEMBER 31, 2017              INTO LEVEL 3       OF LEVEL 3          LEVEL 3
                 --------------------------------------  -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Financial Assets:
                   Corporate                             $             47   $            (4)  $            43
                   Structured securities                              552              (140)              412
                                                         -----------------  ----------------  ----------------
                     Total financial assets              $            599   $          (144)  $           455
                                                         =================  ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


                                                     NET REALIZED
                                                          AND
                                                      UNREALIZED         NET
                                                     GAINS/LOSSES     UNREALIZED
                                      BALANCE, AT     INCLUDED IN    GAINS/LOSSES       NET       NET TRANSFERS
YEAR ENDED DECEMBER 31, 2016          BEGINNING OF    THE INCOME     INCLUDED IN   SETTLEMENTS /  IN AND/OR OUT    BALANCE, AT
AS REVISED                                YEAR         STATEMENT         OCI         PURCHASES      OF LEVEL 3     END OF YEAR
-----------------------------------  --------------  -------------  -------------- -------------- --------------  -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                          $         329   $         --   $         (28) $          81  $         (63)  $        319
  Preferred stocks                              --             --              --              5             --              5
  Structured securities                      1,143             (2)            (59)             1           (582)           501
  Equity securities                             55             --              --             35             --             90
  Funds withheld receivable at
    interest                                    31             --              52             --             --             83
                                     --------------  -------------  -------------- -------------- --------------  -------------
    Total financial assets           $       1,558   $         (2)  $         (35) $         122  $        (645)  $        998
                                     ==============  =============  ============== ============== ==============  =============
Financial Liabilities:
  Policyholder liabilities           $         316   $          8   $          --  $          --  $          --   $        324
  Closed block policy liabilities               75             10              --             --          1,363          1,448
  Embedded derivative -- IUL
    products                                   587            335              --           (349)            --            573
  Embedded derivative -- annuity
    products                                   255            (40)             --             64             --            279
                                     --------------  -------------  -------------- -------------- --------------  -------------
    Total financial liabilities      $       1,233   $        313   $          --  $        (285) $       1,363   $      2,624
                                     ==============  =============  ============== ============== ==============  =============

                                                                                                                      NET
                                                                                                                  SETTLEMENTS /
YEAR ENDED DECEMBER 31, 2016                        PURCHASES       ISSUANCES         SALES       SETTLEMENTS      PURCHASES
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
($ IN MILLIONS)
Financial Assets:
  Corporate                                       $         208   $          --   $         (68)  $        (59)   $         81
  Preferred stocks                                            5              --              --             --               5
  Structured securities                                     263              --            (120)          (142)              1
  Equity securities                                          35              --              --             --              35
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial assets                        $         511   $          --   $        (188)  $       (201)   $        122
                                                  ==============  ==============  ==============  =============   =============
Financial Liabilities:
  Embedded derivative -- IUL products             $          --   $          --   $          --   $       (349)   $       (349)
  Embedded derivative -- annuity products                    --              81              --            (17)             64
                                                  --------------  --------------  --------------  -------------   -------------
    Total financial liabilities                   $          --   $          81   $          --   $       (366)   $       (285)
                                                  ==============  ==============  ==============  =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                               NET TRANSFERS
                                                                                               IN AND/OR OUT
                                                             TRANSFERS       TRANSFERS OUT           OF
                 YEAR ENDED DECEMBER 31, 2016              INTO LEVEL 3        OF LEVEL 3         LEVEL 3
                 --------------------------------------  -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Financial Assets:
                   Corporate                             $             --   $           (63)  $           (63)
                   Structured securities                               --              (582)             (582)
                                                         -----------------  ----------------  ----------------
                     Total financial assets              $             --   $          (645)  $          (645)
                                                         =================  ================  ================
                 Financial Liabilities:
                   Closed block policy liabilities       $          1,363   $            --   $         1,363
                                                         -----------------  ----------------  ----------------
                     Total financial liabilities         $          1,363   $            --   $         1,363
                                                         =================  ================  ================

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following tables present carrying amounts and fair values of the Company's financial instruments which are not carried at fair value as of December 31, 2017 and 2016. All remaining balance sheet amounts (including accrued investment income) excluded from the tables below are not considered financial instruments:


                                                                            FAIR VALUE HIERARCHY
                                                   CARRYING     ----------------------------------------------
  AS OF DECEMBER 31, 2017                           VALUE          LEVEL 1         LEVEL 2         LEVEL 3       FAIR VALUE
  --------------------------------------------  --------------  --------------  --------------  --------------  --------------
  ($ IN MILLIONS)
  Financial Assets:
    Mortgage and other loan receivables         $       5,543   $          --   $       4,411   $       1,226   $       5,637
    Policy loans                                          654              --              --             749             749
    FHLB common stock                                      98              --              --              98              98
    Other investments                                      22              --              --              22              22
    Funds withheld receivable at interest               1,467              --           1,467              --           1,467
    Life settlement contracts and single
      premium immediate annuity assets                    291              --              --             321             321
    Cash and cash equivalents                           1,185           1,185              --              --           1,185
                                                --------------  --------------  --------------  --------------  --------------
      Total financial assets                    $       9,260   $       1,185   $       5,878   $       2,416   $       9,479
                                                ==============  ==============  ==============  ==============  ==============
  Financial Liabilities:
    Other contractholder deposit funds          $       3,425   $          --   $       3,529   $          --   $       3,529
    Supplementary contracts without life
      contingencies                                        28              --              --              28              28
    Funding agreements issued to FHLB member
      banks                                             1,899              --           1,894              --           1,894
    Funds withheld payable at interest                 15,330              --          15,330              --          15,330
    Debt                                                  620              --              --             619             619
                                                --------------  --------------  --------------  --------------  --------------
      Total financial liabilities               $      21,302   $          --   $      20,753   $         647   $      21,400
                                                ==============  ==============  ==============  ==============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                            FAIR VALUE HIERARCHY
                                                   CARRYING     ----------------------------------------------
  AS OF DECEMBER 31, 2016 AS REVISED                VALUE          LEVEL 1         LEVEL 2         LEVEL 3       FAIR VALUE
  --------------------------------------------  --------------  --------------  --------------  --------------  --------------
  ($ IN MILLIONS)
  Financial Assets:
    Mortgage and other loan receivables         $       3,516   $          --   $       3,468   $          93   $       3,561
    Policy loans                                          648              --              --             755             755
    FHLB common stock                                      60              --              --              60              60
    Other investments                                      25              --              --              25              25
    Funds withheld receivable at interest               1,492              --           1,492              --           1,492
    Life settlement contracts and single
      premium immediate annuity assets                    303              --              --             342             342
    Cash and cash equivalents                           1,042           1,042              --              --           1,042
                                                --------------  --------------  --------------  --------------  --------------
      Total financial assets                    $       7,086   $       1,042   $       4,960   $       1,275   $       7,277
                                                ==============  ==============  ==============  ==============  ==============
  Financial Liabilities:
    Other contractholder deposit funds          $       3,717   $          --   $       3,693   $          --   $       3,693
    Supplementary contracts without life
      contingencies                                        29              --              --              29              29
    Funding agreements issued to FHLB member
      banks                                             1,170              --           1,172              --           1,172
    Funds withheld payable at interest                  5,038              --           5,038              --           5,038
    Debt                                                  620              --              --             612             612
    Securities sold under agreements to
      repurchase                                          113             113              --              --             113
                                                --------------  --------------  --------------  --------------  --------------
      Total financial liabilities               $      10,687   $         113   $       9,903   $         641   $      10,657
                                                ==============  ==============  ==============  ==============  ==============

The following methods and assumptions are used to estimate the fair value of each class of investments that are not held at fair value:

     MORTGAGE AND OTHER LOAN RECEIVABLES

The fair value of mortgage and other loan receivables are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     POLICY LOANS

For policy loans with fixed interest rates, estimated fair values are determined by using discounted cash flow models applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using corresponding current relevant risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     FEDERAL HOME LOAN BANK INVESTMENT AND LIABILITIES

The fair value of FHLB common stock is valued at cost. The Company has both floating rate and fixed rate funding agreements issued to FHLB member banks. The carrying value for the floating rate funding agreements approximates fair value. The fair value of the fixed rate funding agreements is estimated based on the present value of future cash flows discounted at the treasury rate (as of the valuation date) plus a fixed spread.

     OTHER INVESTMENTS

Other investments consist of limited partnerships and investment backing certain non-qualified deferred compensation arrangements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

     FUNDS WITHHELD RECEIVABLE AT INTEREST

The carrying value of funds withheld receivable at interest approximates fair value except where the FwH are specifically identified in the agreement. When funds withheld receivable at interest is specifically identified in the agreement, the fair value is based on the fair value of the underlying assets which are held by the ceding company. Ceding companies use a variety of sources and pricing methodologies, which are not transparent to the Company and may include significant unobservable inputs, to value the securities that are held in distinct portfolios, therefore the valuation of these funds withheld receivable at interest are considered Level 3 in the fair value hierarchy.

     LIFE SETTLEMENT CONTRACTS AND SINGLE PREMIUM IMMEDIATE ANNUITY ASSETS

The fair values of life settlement contracts and single premium immediate annuity assets are obtained by discounting the expected cash flows related to the life settlement contracts and single premium immediate annuity assets by the swap rate plus a spread. The spread is calculated at a fixed rate by matching the initial cash flow projections at purchase date with the life settlement contracts and single premium immediate annuity purchase price. Expected cash flows include annuity payments received from single premium immediate annuities, premiums paid into life settlement contracts and death benefit payments received on life settlement contracts.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair value of liabilities under supplementary contracts without life contingencies is estimated based on current fund balances. The fair value of other individual contractholder funds represents the present value of future policyholder benefits.

     FUNDS WITHHELD PAYABLE AT INTEREST

Funds withheld payable at interest represents amounts held by the Company in accordance with the terms of reinsurance agreements. The carrying value of funds withheld payable at interest approximates fair value.

     DEBT

The fair value of debt was determined by using third-party vendor pricing models.

     SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

The Company participated in third-party repurchase agreements. Fair value is estimated based on expected future cash flows and interest rates.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, UNEARNED REVENUE RESERVES AND UNEARNED FRONT-END LOADS

The following reflects the changes to the DAC asset:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
                                                                                                 2016            2015
                                                                                  2017        AS REVISED      AS REVISED
                                                                              -------------  --------------  --------------
     ($ IN MILLIONS)
     Balance, at beginning of year                                            $      1,239   $       1,026   $         514
       Acquisition/reinsurance                                                          --              --              25
       Deferrals                                                                       352             387             452
       Amortized to expense during the year (1)                                       (162)           (123)            (72)
       Adjustment for unrealized investment (gains) losses during the year            (276)            (51)            107
                                                                              -------------  --------------  --------------
     Balance, at end of year                                                  $      1,153   $       1,239   $       1,026
                                                                              =============  ==============  ==============

--------
     (1) These amounts are shown within amortization of policy acquisition costs in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following reflects the changes to the VOBA asset:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
                                                                                                 2016            2015
                                                                                  2017        AS REVISED      AS REVISED
                                                                              -------------  --------------  --------------
     ($ IN MILLIONS)
     Balance, at beginning of year                                            $        780   $         916   $         781
       Amortized to expense during the year (1)                                        (82)            (62)            (59)
       Adjustment for unrealized investment (gains) losses during the year            (143)            (74)            194
                                                                              -------------  --------------  --------------
     Balance, at end of year                                                  $        555   $         780   $         916
                                                                              =============  ==============  ==============

--------
     (1) These amounts are shown within amortization of policy acquisition costs in the Consolidated Statements of Income.

Estimated future amortization of VOBA as of December 31, 2017 is as follows:

                                  YEARS                         AMOUNTS
                                  ------------------------  ----------------
                                                            ($ IN MILLIONS)
                                  2018                      $            65
                                  2019                                   61
                                  2020                                   51
                                  2021                                   41
                                  2022                                   36
                                  2023 and thereafter                   301
                                                            ----------------
                                    Total                   $           555
                                                            ================

The following reflects the changes to the URR and UFEL:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                              ---------------------------------------------
                                                                                                 2016            2015
                                                                                  2017        AS REVISED      AS REVISED
                                                                              -------------  --------------  --------------
     ($ IN MILLIONS)
     Balance, at beginning of year                                            $        205   $         184   $           7
       Deferrals                                                                       101             126             122
       Amortized to income during the year (1)                                         (58)            (36)            (55)
       Adjustment for unrealized investment (gains) losses during the year            (157)            (69)            110
                                                                              -------------  --------------  --------------
     Balance, at end of year                                                  $         91   $         205   $         184
                                                                              =============  ==============  ==============

--------
     (1) These amounts are shown within policy fees in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. POLICYHOLDER LIABILITIES

FUTURE POLICYHOLDER BENEFITS, CONTRACTHOLDER DEPOSIT FUNDS AND OTHER POLICYHOLDER LIABILITIES

Future policyholder benefits and contractholder deposit funds and other policyholder liabilities by product were as follows as of December 31, 2017 and 2016:

                                                              2017                                 2016
                                               -----------------------------------  -----------------------------------
                                                                  CONTRACTHOLDER                       CONTRACTHOLDER
                                                                   DEPOSIT FUNDS                       DEPOSIT FUNDS
                                                   FUTURE            AND OTHER          FUTURE           AND OTHER
                                                POLICYHOLDER       POLICYHOLDER      POLICYHOLDER       POLICYHOLDER
                                                  BENEFITS          LIABILITIES        BENEFITS         LIABILITIES
                                               ----------------   ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         Fixed-rate annuity                    $            --    $        17,809   $            --   $         15,558
         Fixed-indexed annuity                              --              8,239                --              5,996
         Variable annuity                                   --              2,684                --              2,840
         Indexed universal life                             --              7,540                --              6,856
         Fixed and variable universal life                  --              3,574                --              3,725
         Other life (term and whole life)                  746                341               764                358
         Preneed                                            23              3,103                22              3,148
         Closed blocks                                   1,315                104             1,315                106
         Other (including funding agreements)               42              1,909                50              1,182
                                               ----------------   ----------------  ----------------  -----------------
           Total                               $         2,126    $        45,303   $         2,151   $         39,769
                                               ================   ================  ================  =================

GUARANTEED BENEFITS

GUARANTEED MINIMUM DEATH BENEFITS

Certain VA and FIA contracts contain GMDB features that provide a guarantee that the benefit received at death will be no less than a prescribed minimum amount, even if the account balance is reduced to zero. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or sometimes a combination of these values. If the GMDB is higher than the current account value at the time of death, the Company pays a benefit equal to the difference.

The following table shows the balance of the GMDB reserves reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets. The GMDB exposure includes reinsurance assumed.

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------
                                                                                 2016              2015
                                                               2017           AS REVISED        AS REVISED
                                                         -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Balance, at beginning of year           $            254   $           235   $           208
                   Expense incurred                                    (6)               62                69
                   Claims paid                                        (25)              (35)              (38)
                   Reinsurance premium paid                           (28)              (33)              (31)
                   Claims ceded to reinsurers                          20                25                27
                                                         -----------------  ----------------  ----------------
                 Balance, at end of year                 $            215   $           254   $           235
                                                         =================  ================  ================

The reserve is calculated by estimating the present value of total expected excess benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract, or the "benefit ratio," multiplied by the cumulative assessments as of the reporting date, less cumulative benefit payments, plus interest.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2017 and 2016:

     - The projection model uses multiple stochastic scenarios with mean total returns ranging from 2% per annum for money market funds to 4% per annum for bond funds to 8% per annum for equities;
     - For the projection of equity index returns for the legacy and assumed VA blocks, a one factor local volatility log-normal model was used. For the recent direct sales of VA products projected fund returns are determined by a third-party proprietary model;
     - For the legacy and assumed VA blocks, equity implied volatilities by duration are graded from OTC quotes on the front to historical volatilities on the back. For the years ended December 31, 2017 and 2016, at-the-money equity volatilities ranged from 14.5% to 27.0% and from 16.5% to 27.0%, respectively, depending on index and term;
     - The mortality assumptions are factors of an industry standard mortality table based on company experience varying by age and gender, with 21 years of mortality improvements; and,
     - The partial withdrawal rate assumption varies by tax-qualified status and attained age. For the years ended December 31, 2017 and 2016 total projected partial withdrawals were from 3.0% to 7.0% and 3.0% to 8.5%, respectively.

The following table presents the account value, net amount at risk and average attained age of underlying VA contractholders for guarantees in the event of death as of December 31, 2017 and 2016. The net amount at risk is the death benefit coverage in-force or the amount that the Company would have to pay if all VA contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

                                                                                            AS OF DECEMBER 31,
                                                                                    -----------------------------------
                                                                                         2017               2016
                                                                                    ----------------   ----------------
         ($ IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)
         Net deposits paid
           Account value                                                            $         4,996    $         4,715
           Net amount at risk                                                       $            49    $           134
           Average attained age of contractholders                                               66                 65
         Ratchet (highest historical account value at specified anniversary dates)
           Account value                                                            $           552    $           536
           Net amount at risk                                                       $            24    $            32
           Average attained age of contractholders                                               70                 70
         Roll-up (net deposits accumulated at a specified rate)
           Account value                                                            $            18    $            20
           Net amount at risk                                                       $             6    $             9
           Average attained age of contractholders                                               82                 83
         Higher of ratchet or roll-up
           Account value                                                            $         1,996    $         1,951
           Net amount at risk                                                       $           533    $           712
           Average attained age of contractholders                                               76                 76
         Total of guaranteed benefits categorized above
           Account value                                                            $         7,562    $         7,222
           Net amount at risk                                                       $           612    $           887
           Average attained age of contractholders (weighted by account value)                   69                 69
         Number of contractholders                                                          103,645            110,573

VARIABLE ANNUITY GUARANTEED MINIMUM INCOME BENEFITS

The Company previously issued VA contracts with a GMIB feature. The GMIB liability was $3 million and $4 million as of December 31, 2017 and 2016. The GMIB expenses incurred were less than $1 million for the years ended December 31, 2017, 2016 and 2015. The GMIB benefits paid were less than $1 million for the years ended December 31, 2017, 2016 and 2015. The reserves for the GMIB liability are calculated by using a methodology that is the same as the reserve for the corresponding GMDB liability, as discussed above.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

GUARANTEED MINIMUM WITHDRAWAL BENEFITS

Certain fixed-indexed and VA contracts are issued with a guaranteed minimum withdrawal feature. GMWB are an optional benefit where a contractholder is entitled to withdraw up to a specified amount of their benefit base each year.

The feature provides annuity policyholders with a minimum guaranteed stream of income for life, once the option is elected. The annual income amount is based on an annual withdrawal percentage multiplied by the contractual benefit base. The benefit base is defined in the contract and is generally the initial premium, reduced by any partial withdrawals, increased by a contractually defined percentage. Benefit payments are first deducted from the contractual account value. Excess guaranteed benefits are defined as the benefits paid once the underlying account value has reached zero.

The ultimate cost of these benefits will depend on the level of market returns and the level of contractual guarantees, as well as policyholder behavior, including surrenders, withdrawals, and benefit utilization. For FIA products, costs also include certain non-guaranteed terms that impact the ultimate cost, such as caps on crediting rates that can, at the Company's discretion, reset annually.

Reserves for the VA GMWB are bifurcated into an embedded derivative (recorded at fair value) and an additional insurance liability. The additional insurance liability for the VA GMWB and the reserves for the FIA GMWB are calculated in a manner similar to the reserves for the GMDB and GMIB discussed above.

The following table shows the balance of the GMWB reserves reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------
                                                                                 2016              2015
                                                               2017           AS REVISED        AS REVISED
                                                         -----------------  ----------------  ----------------
                 ($ IN MILLIONS)
                 Balance, at beginning of year           $            238   $           131   $            93
                   Expense incurred                                    49               107                38
                                                         -----------------  ----------------  ----------------
                 Balance, at end of year                 $            287   $           238   $           131
                                                         =================  ================  ================

The following table presents the account value, net amount at risk and number of contractholders for annuity contracts with guaranteed withdrawal benefits as of December 31, 2017 and 2016:

                                                                                   AS OF DECEMBER 31,
                                                                            ----------------------------------
                                                                                 2017              2016
                                                                            ----------------  ----------------
                 ($ IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)
                   Account value                                            $         8,945   $         8,013
                   Net amount at risk                                       $         1,878   $         1,712
                 Number of contractholders                                           91,322            76,274

CONTRACTHOLDER DEPOSIT FUNDS WITH EMBEDDED DERIVATIVES

The following table shows the balances of the host contract and embedded derivatives reported in contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets:

                                                                           AS OF DECEMBER 31,
                                                                   -----------------------------------
                                                                                           2016
                                                                        2017            AS REVISED
                                                                   ----------------   ----------------
                          ($ IN MILLIONS)
                          Host contract                            $        11,458    $         9,527
                          Embedded derivatives                     $         1,290    $           851

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following paragraphs describe the products presented within the above table along with the underlying methodology used to calculate the embedded derivatives.

The Company's FIA, IUL and VA products contain equity-indexed features which are considered embedded derivatives and required to be measured at fair value. The fair value of the embedded derivative is calculated as the present value of future projected benefits in excess of the projected guaranteed benefits, using an option budget as the indexed account value growth rate. In addition, the fair value of the embedded derivative is reduced to reflect the risk of non-performance on the Company's obligation, referred to as the Company's own credit risk. Changes in interest rates, future index credits, the Company's own credit risk, projected withdrawal and surrender activity, and mortality can have a significant impact on the value of the embedded derivative.

FIXED-INDEXED ANNUITIES

FIA contracts allow the policyholder to elect a fixed interest rate return or a market indexed strategy where interest credited is based on the performance of an index, such as S&P 500 or other indices. The equity market strategy is an embedded derivative, similar to a call option. The fair value of the embedded derivative is computed as the present value of benefits attributable to the excess of the projected policy contract values over the projected minimum guaranteed contract values. The projections of policy contract values are based on assumptions for future policy growth, which include assumptions for expected index credits, future equity option costs, volatility, interest rates, and policyholder behavior. The projections of minimum guaranteed contract values include the same assumptions for policyholder behavior as are used to project policy contract values. The embedded derivative cash flows are discounted using a risk free interest rate increased by a non-performance risk spread tied to the Company's own credit rating.

INDEXED UNIVERSAL LIFE

IUL contracts allow a policyholder's account value growth to be indexed to certain equity indices, which result in an embedded derivative similar to a call option. The embedded derivative related to the index is bifurcated from the host contract and measured at fair value. The valuation of the embedded derivative is the present value of future projected benefits in excess of the projected guaranteed benefits, using the option budget as the indexed account value growth rate and the guaranteed interest rate as the guaranteed account value growth rate. Present values are based on discount rate curves determined at the valuation date/issue date as well as assumed lapse and mortality rates. The discount rate equals the forecast treasury rate plus a non-performance risk spread tied to the Company's own credit rating. Changes in discount rates and other assumptions such as spreads and/or option budgets can have a substantial impact on the embedded derivative.

VARIABLE ANNUITIES WITH GUARANTEED MINIMUM WITHDRAWAL BENEFITS

The Company has issued VA contracts with a GMWB feature. The GMWB feature provides annuity contractholders with a guaranteed stream of payments for life, once income is activated. The annual income amount is based on a percentage multiplied by the contractual benefit base. The benefit base is defined in the contract and may incorporate various combinations of ratchet and roll-up features. Benefit payments are first deducted from the account value. Excess guaranteed benefits are defined as all GMWB paid once the underlying account value has reached zero. Reserves for the GMWB are bifurcated into an embedded derivative (recorded at fair value) and an additional insurance liability.

The fair value calculation for the embedded derivative includes the following considerations:

     - The reserve is based on projections run under a large number of stochastic scenarios;
     -    All underlying scenarios are generated using risk neutral assumptions;
     -    The mean of the projected returns is based on a risk free rate;
     -    Volatilities are based on market implied volatilities; and,
     - The discount rate for this fair value calculation equals the risk free rate plus a spread consistent with the Company's risk of non-performance on its obligations, which is referred to as its own credit risk.

UNIVERSAL LIFE WITH NO-LAPSE GUARANTEE

The Company has certain in-force UL contracts which provide a secondary guarantee, or NLG, to the policyholder. The policy can remain in-force, even if the policyholder's account value is zero, as long as contractual secondary guarantee requirements have been met. The primary risk associated with these guarantees are that the premium collected under these policies, together with the investment return earned on that premium, is ultimately insufficient to pay the policyholder's benefits and the expenses associated with issuing and administering these policies. The Company holds an additional reserve in connection with these guarantees. The change in the reserve is included in policy benefits and claims in the Consolidated Statements of Income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The additional reserve related to UL products with secondary guarantees is calculated using methods similar to those described above under "Guaranteed Minimum Death Benefits." The costs related to these secondary guarantees are recognized over the life of the contracts through the accrual and subsequent release of a reserve which is revalued each period. The reserve is determined for any point in time equal to the accumulated value of the assessments since inception times the benefit ratio less the accumulated value of the excess death benefits paid since inception due to the NLG feature, plus interest. The "benefit ratio" is the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract. The carrying amount of the reserves is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. The reserves for UL NLGs were $1,404 million and $1,211 million as of December 31, 2017 and 2016, respectively.

PRENEED RESERVES

Preneed life insurance pays a death benefit that helps cover funeral costs according to a prearranged funeral agreement. A liability for preneed policyholder benefits is established in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. Reserves on preneed business are based on cash surrender values of issued policies. An additional insurance liability is established at each reporting date where the total liability is equal to the present value of projected future benefits and maintenance expenses, including discretionary death benefits to be credited to policies using current period discretionary death benefit crediting rates under current assumptions. The Company has also issued preneed insurance contracts with crediting rates tied to inflation as measured by the CPI or other indices. For these contracts, future death benefit growth is based on the expected yield curve on the swaps hedging the reserves.

These crediting rates utilize the following assumptions:

     - CREDITED INTEREST RATE: Based on the non-forfeiture rates of 3.0% to 5.5%.
     -    MORTALITY: Based on the Company's experience.
     - DEATH BENEFIT INFLATION: Based on the discretionary death benefit inflation rates in effect at the current reporting date. To mitigate the risk that a policy will not keep pace with increases in funeral prices or remain competitive, the Company has the discretion to increase or decrease the death benefit. Such increases or decreases are considered on a quarterly basis and vary by plan.
     - MAINTENANCE EXPENSES: Based on the Company's experience and expressed as a cost per paid-up policy and a cost per premium-paying policy.

The earned interest rate used to calculate estimated gross profits is based on the asset yield.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued VA and VUL contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued VA and VUL contracts through separate accounts where the Company guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market-value adjusted product attributable to a third party was assumed on a modco basis. Therefore, the assets related to these liabilities are recorded as a modco receivable, which is included within funds withheld receivable at interest in the Consolidated Balance Sheets. See Note 10 --"Reinsurance" for additional information about reinsurance.

The Company had the following VA with guaranteed minimum returns:

                                                                             AS OF DECEMBER 31,
                                                                        ------------------------------
                                                                            2017            2016
                                                                        --------------  --------------
                          ($ IN MILLIONS)
                          Account value                                 $           9   $          10
                          Range of guaranteed minimum return rates        2.8% - 3.5%     2.8% - 3.5%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Account balances of these contracts with guaranteed minimum returns were invested as follows:

                                                                           AS OF DECEMBER 31,
                                                                   -----------------------------------
                                                                        2017               2016
                                                                   ----------------   ----------------
                          ($ IN MILLIONS)
                          Asset Type:
                            Fixed maturity securities              $            13    $            23
                            Cash and cash equivalents                            2                  1
                                                                   ----------------   ----------------
                              Total                                $            15    $            24
                                                                   ================   ================

9. CLOSED BLOCKS

Summarized financial information of the Company's closed blocks is as follows:

                                                                                                AS OF DECEMBER 31,
                                                                                        -----------------------------------
                                                                                                                2016
     BALANCE SHEETS                                                                           2017           AS REVISED
     ---------------------------------------------------------------------------------  -----------------  ----------------
     ($ IN MILLIONS)
     Assets
       Total investments                                                                $              1   $             1
       Cash and cash equivalents                                                                       9                 9
       Reinsurance recoverable                                                                     1,383             1,398
       Deferred income taxes                                                                          32                44
       Other assets                                                                                    2                13
                                                                                        -----------------  ----------------
         Total assets                                                                              1,427             1,465
                                                                                        -----------------  ----------------
     Liabilities
       Future policy benefits                                                                      1,315             1,315
       Outstanding claims                                                                             16                26
       Contractholder deposit funds and other liabilities                                              1                 1
       Policyholder dividend obligation at fair value (1)                                             87                88
       Policyholder dividends payable at fair value (1)                                               16                17
                                                                                        -----------------  ----------------
         Total policyholder liabilities                                                            1,435             1,447
       Accrued expenses and other liabilities                                                         14                 6
                                                                                        -----------------  ----------------
         Total liabilities                                                                         1,449             1,453
                                                                                        -----------------  ----------------
     Excess of closed block liabilities over assets designated to the closed blocks and maximum future earnings to be recognized from closed block assets and
       liabilities                                                                      $             22   $           (12)
                                                                                        =================  ================

--------
     (1) Included within contractholder deposit funds and other policyholder liabilities in the Consolidated Balance Sheets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                      -----------------------------------------------------
                                                                                               2016              2015
     STATEMENTS OF INCOME                                                   2017            AS REVISED        AS REVISED
     ---------------------------------------------------------------  ----------------  -----------------  ----------------
     ($ IN MILLIONS)
     Revenues
       Premiums and other income                                      $            --   $             --   $        (1,320)
       Net investment expense                                                      --                 --               (26)
       Net investment gains                                                        --                 --                26
                                                                      ----------------  -----------------  ----------------
         Total revenues                                                            --                 --            (1,320)
                                                                      ----------------  -----------------  ----------------
     Benefits and Expenses
       Policyholder benefits                                                       --                 (6)           (1,403)
       Other expenses                                                              --                 --                 3
                                                                      ----------------  -----------------  ----------------
         Total benefits and expenses                                               --                 (6)           (1,400)
                                                                      ----------------  -----------------  ----------------

     Net contribution from the closed blocks                                       --                  6                80

     Income tax expense (benefit)                                                  12                (14)                1
                                                                      ----------------  -----------------  ----------------
     Net income                                                       $           (12)  $             20   $            79
                                                                      ================  =================  ================

Many expenses related to the closed block operations are charged to operations outside the closed blocks; accordingly, the contribution from the closed blocks does not represent the actual profitability of the closed block operations.

The closed blocks of business represents policies acquired through acquisition, which were valued at fair value at the acquisition date.

10. REINSURANCE

The Company holds collateral for and provide collateral to our reinsurance clients. As of both December 31, 2017 and 2016, reinsurers held collateral of $1.2 billion on behalf of the Company. A significant portion of the collateral that the Company provides to its reinsurance clients is provided in the form of assets held in a trust for the benefit of the counterparty. As of December 31, 2017, these trusts were required to hold, and held in excess of, $6.9 billion of assets to support reserves of $5.8 billion. As of December 31, 2016, these trusts were required to hold, and held in excess of, $8.1 billion of assets to support reserves of $7.1 billion.

The Company seeks to diversify risk and limit its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco, FwH coinsurance and yearly renewable term basis. Under a coinsurance agreement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality, morbidity, lapses, investment risk or other risks, if any, inherent in the underlying policies and assets. The Company remains liable to the extent reinsurers do not meet obligations under the reinsurance agreements. Modco and FwH coinsurance differ from coinsurance in that the assets supporting the reserves are retained by the ceding company while the related investment risk is transferred to the reinsurer.

Effective April 1, 2017, the Company entered into a reinsurance transaction whereby, on a 45% quota share basis, fixed annuity and preneed business written by FLIC was ceded to Global Atlantic Re Limited, or "Global Atlantic Re," a Bermuda exempted company and a direct subsidiary of CwA Re Midco, on a FwH basis. As a result of this transaction, the Company recorded a reinsurance recoverable of $9.0 billion and a FwH payable of $8.6 billion and continue to ceded business on an ongoing basis.

Effective October 1, 2016, the Company entered into a reinsurance agreement whereby the Company ceded $596 million of fixed-rate annuity reserves on a FwH basis.

Effective July 1, 2016, the Company entered into an excess of loss reinsurance agreement. The business covered under this agreement consists of interest sensitive life, IUL, UL, whole life and term life in-force policies as of June 30, 2016 with an effective date through June 30, 2021. The reinsurance covers claims from the effective date in excess of 125% of expected level of claims with a cap of 205%.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Effective December 31, 2015, the Company entered into an internal reinsurance transaction with its subsidiary, whereby all of the VA business written by FLIC was ceded to the Company, with certain contracts retro-ceded to Global Atlantic Re on a FwH coinsurance, coinsurance and modco basis. As a result of these transactions, the Company recorded a reinsurance recoverable of $169 million and a FwH payable of $114 million.

Effective December 1, 2015, the Company ceded substantially all the policies in the FAFLIC and the Indianapolis Life Insurance Company Closed Blocks through two coinsurance agreements with a third party. As a result of these agreements, the Company transferred $1 billion of trading fixed maturity securities and recorded reinsurance recoverable of $1.4 billion. The Company elected the fair value option for the treaties. See Note 9 --"Closed Blocks" for additional information on closed blocks.

Effective October 1, 2015, the Company assumed, on a 50% quota share basis, certain deferred annuity contracts, through a coinsurance agreement from a third party. Under this agreement, the Company recorded a deposit liability of $733 million.

In accordance with certain UL, IUL, whole and term life reinsurance agreements with a third party, the Company has initiated assumption reinsurance on eligible policies, beginning in August, 2015 and continuing into 2016. As a result of the assumption reinsurance, the affected policies are reported as direct business, rather than assumed business. Eligible policies will continue to be novated in the future. As these novations occur, the affected policies will be reported as direct business.

Effective July 31, 2015, the Company amended two treaties it held with a third party, which resulted in the restructuring of reinsurance on certain UL, IUL, and term life policies from FwH coinsurance to coinsurance. As a result of the amendments, $892 million of assets were transferred to the Company. Prior to the amendment, the Company valued the FwH coinsurance treaties under the fair value basis; subsequent to the amendment, the Company valued the treaties in accordance with traditional U.S. GAAP accounting for long-duration policies. The difference in the value of the liabilities under the FwH coinsurance treaties and the liabilities under the coinsurance treaty of $245 million was included in the cost of reinsurance as an intangible asset that will be amortized based on either death benefits in force or the run off of the base policy reserves, depending on product type. The intangible value amortization is included in policy benefits and claims in the Consolidated Statements of Income .

Effective April 1, 2015, the Company entered into a monthly renewable term agreement with a third party to cede risks associated with certain UL policies issued by Accordia and FAFLIC.

Effective April 1, 2015, the Company assumed, on a coinsurance and modco basis, certain UL and VUL policies from a third party. Under this agreement, the Company recorded a deposit liability of $631 million.

Effective January 1, 2015, the Company assumed, through a coinsurance agreement with a third party, certain FA and payout contracts. Under this agreement, the Company recorded a deposit liability of $723 million.

The Company maintains a number of other reinsurance treaties whereby the Company assumes life, FA, VA, UL, and VUL insurance policies on a coinsurance, modco, and FwH basis. The Company also maintains other reinsurance treaties including the cession of certain UL policies, certain individual disability income policies and discontinued accident and health insurance.

The effects of reinsurance on the Consolidated Balance Sheets were as follows:

                                                                                     AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                                     2016
                                                                                   2017           AS REVISED
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Policyholder liabilities:
                  Direct                                                     $         38,002   $        31,202
                  Assumed                                                               9,625            10,915
                                                                             -----------------  ----------------
                    Total policyholder liabilities                                     47,627            42,117
                  Ceded - affiliated (1)                                              (16,010)           (6,239)
                  Ceded - non-affiliated (1)                                           (1,187)           (1,931)
                                                                             -----------------  ----------------
                Net policyholder liabilities                                 $         30,430   $        33,947
                                                                             =================  ================

--------
                (1) Reported within reinsurance recoverable in the Consolidated
                    Balance Sheets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and on market conditions (including the availability and pricing of reinsurance). The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company held no allowance for uncollectible amounts at December 31, 2017 or 2016.

As of December 31, 2017 and 2016, the Company had $1.9 billion and $1.8 billion of funds withheld receivable at interest, respectively, with two counterparties. The assets supporting these receivables were held in trusts and not part of the respective counterparty's general accounts.

The effects of reinsurance on the Consolidated Statements of Income were as follows:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                   2016              2015
                                                                2017            AS REVISED        AS REVISED
                                                           ----------------  -----------------  ----------------
                ($ IN MILLIONS)
                Premiums:
                  Direct                                   $           120   $            145   $           104
                  Assumed                                               71                 84               134
                  Ceded - affiliated                                    (2)                --                --
                  Ceded - non-affiliated                              (140)              (145)           (1,508)
                                                           ----------------  -----------------  ----------------
                Net premiums                               $            49   $             84   $        (1,270)
                                                           ================  =================  ================

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                    2016              2015
                                                                 2017            AS REVISED        AS REVISED
                                                           ----------------   ----------------  ----------------
                ($ IN MILLIONS)
                Policy fees:
                  Direct                                   $           815    $           734   $           524
                  Assumed                                              415                437               636
                  Ceded - affiliated                                  (332)              (256)             (154)
                                                           ----------------   ----------------  ----------------
                Net policy fees                            $           898    $           915   $         1,006
                                                           ================   ================  ================

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                    2016               2015
                                                                 2017            AS REVISED        AS REVISED
                                                           ----------------  -----------------  ----------------
                ($ IN MILLIONS)
                Policy benefits and claims:
                  Direct                                   $         1,814   $          2,081   $           657
                  Assumed                                              710                144               862
                  Ceded - affiliated                                  (732)              (355)             (313)
                  Ceded - non-affiliated                              (190)              (199)           (1,284)
                                                           ----------------  -----------------  ----------------
                Net policy benefits and claims             $         1,602   $          1,671   $           (78)
                                                           ================  =================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

11. DEBT AND FINANCING ARRANGEMENTS

Debt was comprised of the following:

                                                                                      AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                    2017              2016
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Surplus note - affiliated                                    $            620   $           620
                                                                             -----------------  ----------------
                  Total debt                                                 $            620   $           620
                                                                             =================  ================

Principal payments due on debt are as follows:

                                  YEARS                                           AMOUNTS
                                  -----------------------------------------  ----------------
                                                                             ($ IN MILLIONS)
                                  2018                                       $            --
                                  2019                                                    --
                                  2020                                                    --
                                  2021                                                   620
                                  2022                                                    --
                                  2023 and thereafter                                     --
                                                                             ----------------
                                    Total                                    $           620
                                                                             ================

NOTES PAYABLE - AFFILIATED

On January 2, 2014, the Company issued the Existing Company's Surplus Note of $300 million aggregate principal balance amount to FinCo of which $255 million remains outstanding at December 31, 2016 following a contractual amortization of principal payment that occurred in January 2015.

On October 5, 2016, FLIC issued the FLIC Surplus Note to its indirect parent, FinCo, with a principal balance of $365 million and an interest rate of 6.5%, paid semi-annually, and a maturity date of October 5, 2021. All principal and interest payments may be made subject to the prior approval of the Commissioner of the Indiana Department of Insurance. The FLIC Surplus Note is subordinated in right of payment to the prior payment in full of all senior indebtedness, policy claims and prior claims of FLIC as defined in the FLIC Surplus Note.

On December 29, 2017, FinCo's surplus note holdings were restructured, or the "Surplus Note Restructuring." Under the terms of the Surplus Note Restructuring, FinCo contributed FLIC Surplus Note to the Company in exchange for a surplus note issued by the Company to FinCo on essentially the same terms as the FLIC Surplus Note, or the "Company Corollary Note." To facilitate regulatory approval of interest payments, the Company combined the Existing Company's Surplus Note with the Company Corollary Note, thereby creating a new surplus note, or the "New Note."

Further to the Surplus Note Restructuring, the Company issued the New Note in the amount of $620 million (the aggregate principal amount of the FLIC Surplus Note and the Existing Company's Surplus Note), paying interest semi-annually on March 31 and September 30 on the unpaid principal amount at a fixed rate of 5.75% due October 5, 2021. This rate reflects a combined coupon of the two existing surplus notes. The New Note is unsecured and subordinated to all senior indebtedness, policy claims and prior claims as defined. The prior approval of the Commissioner is required for any and all payments of interest or principal.

In accordance with Massachusetts General Law Chapter 175, Section 206C(n), the issuance by the Company of the New Note to FinCo replaced the Existing Company's Note by combining: (1) the Existing Company's Note; and (2) the Company Corollary Note (that would otherwise be separately issued but is combined into the New Note with the Existing Company's Note through the Surplus Note Restructuring) in exchange for FinCo's contribution of the FLIC Surplus Note to the Company.

Under the terms of the Surplus Note Restructuring, the FLIC Surplus Note was contributed to the Company by FinCo on December 29, 2017.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company recognized $18 million of interest expense on notes payable for the years ended December 31, 2017, $12 million for the year ended December 31, 2016 and $11 million for the year ended December 31, 2015. As noted above, the Existing Company's Note was replaced on December 29, 2017 under the terms of the Surplus Note Restructuring.

12. COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES

Other assets consist of the following:

                                                                                     AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                                     2016
                                                                                   2017           AS REVISED
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Premiums and other account receivables                       $             49   $            68
                Miscellaneous assets                                                       30                35
                Deferred sales inducement and intangible assets                            48                56
                Investments in process of settlement and other investment
                  related accounts                                                         85                 7
                Deferred income tax asset                                                  --               175
                Current income tax recoverable                                              2                56
                                                                             -----------------  ----------------
                  Total other assets                                         $            214   $           397
                                                                             =================  ================

The definite life intangible assets are amortized by using the straight-line method over the useful life of the assets which is between 1 to 11 years. The indefinite life intangible assets are not subject to amortization. The amortization expense of definite life intangible assets was $2 million, $2 million and $4 million for the years ended December 31, 2017, 2016 and 2015 respectively.

Accrued expenses and other liabilities consist of the following:

                                                                                      AS OF DECEMBER 31,
                                                                             -----------------------------------
                                                                                                      2016
                                                                                    2017           AS REVISED
                                                                             -----------------  ----------------
                ($ IN MILLIONS)
                Accrued expenses                                             $            277   $           166
                Investments in process of settlement and other investment
                  related accounts                                                        103                23
                Accrued employee related expenses                                          61                65
                Derivative instruments payable                                             24                24
                Single premium immediate annuity note payable                              26                26
                Other tax related liabilities                                               9                13
                Accounts and commissions payables                                         105                16
                Accrued interest                                                            9                 9
                Deferred income tax liability                                             135                --
                                                                             -----------------  ----------------
                  Total accrued expenses and other liabilities               $            749   $           342
                                                                             =================  ================

Other income consists of the following:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                                    2016              2015
                                                                 2017            AS REVISED        AS REVISED
                                                           ----------------  -----------------  ----------------
                ($ IN MILLIONS)
                Reinsurance administrative fees            $            90   $             26   $            21
                Miscellaneous income                                     5                  6                 1
                                                           ----------------  -----------------  ----------------
                  Total other income                       $            95   $             32   $            22
                                                           ================  =================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

General and administrative expenses consist of the following:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------   ----------------
         ($ IN MILLIONS)
         Other general and administrative expenses
           Employee related expenses                              $           142   $           154    $           106
           Administrative and professional services                           232               119                126
           Miscellaneous operating expenses                                    21                33                 94
                                                                  ----------------  ----------------   ----------------
             Total other general and administrative expenses                  395               306                326
                                                                  ----------------  ----------------   ----------------
         Insurance expenses:
           Commission expense                                                  10                18                 27
           Premium taxes                                                       20                18                 19
           Other insurance expenses                                            89                81                 25
                                                                  ----------------  ----------------   ----------------
             Total insurance expenses                                         119               117                 71
                                                                  ----------------  ----------------   ----------------
               Total general and administrative expenses          $           514   $           423    $           397
                                                                  ================  ================   ================

13. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Information regarding amounts reclassified out of each component of retained earnings was as follows:

                                                    CONSOLIDATED STATEMENTS OF INCOME
     COMPONENTS OF                                   AND CONSOLIDATED STATEMENTS OF                     2016
     ACCUMULATED OTHER COMPREHENSIVE INCOME           COMPREHENSIVE INCOME (LOSS)                        AS
     (LOSS)                                                     LOCATION                  2017        REVISED         2015
     ---------------------------------------------  ---------------------------------  -----------  -------------  ------------
     ($ IN MILLIONS)
     Net unrealized investment gains on AFS fixed maturity securities and other investments:

     Net unrealized investment gains                Net other investment gains
                                                    (losses)                           $      161   $         30   $        76
                                                                                       -----------  -------------  ------------
     Net unrealized investment gains, before
        income tax                                                                            161             30            76
     Income tax expense                                                                       (56)           (10)          (27)
                                                                                       -----------  -------------  ------------
     Net unrealized investment gains, net of
        income tax                                                                            105             20            49
                                                                                       -----------  -------------  ------------

     Total reclassifications, net of income tax                                        $      105   $         20   $        49
                                                                                       ===========  =============  ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

14. INCOME TAXES

PROVISION FOR INCOME TAXES

The table below presents the components of the (benefit) expense for taxes attributable to continuing operations:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         Current income tax expense (benefit)
           Federal                                                $            28   $           (18)  $             37
           State/local                                                          2                --                  2
                                                                  ----------------  ----------------  -----------------
             Total current income tax expense (benefit)                        30               (18)                39
                                                                  ----------------  ----------------  -----------------
         Deferred income tax (benefit) expense
           Federal                                                           (158)               30                106
           State/local                                                          6                 3                 (2)
                                                                  ----------------  ----------------  -----------------
             Total deferred income tax (benefit) expense                     (152)               33                104
                                                                  ----------------  ----------------  -----------------
               Total income tax (benefit) expense                 $          (122)  $            15   $            143
                                                                  ================  ================  =================

A reconciliation of the differences between the provision for income taxes and the expected tax provision computed at weighted statutory rates is as follows:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------------
                                                                                         2016               2015
                                                                       2017           AS REVISED         AS REVISED
                                                                  ----------------  ----------------  -----------------
         ($ IN MILLIONS)
         Expected income tax (benefit) expense                    $           (49)  $            26   $            153
         Addition (reduction) in income tax resulting from:
           Dividend received deduction                                         (8)              (10)                (6)
           Low income housing tax credits                                      (3)               (3)                (2)
           Change in valuation allowance                                       --                --                 --
           Prior year taxes                                                     1                (2)                --
           State taxes                                                          5                 2                 --
           Non-controlling interest tax effect                                  9                --                 --
           Intercompany reinsurance thru funds withheld trusts                 (6)               --                 --
           Non-deductible conversion costs                                      9                --                 --
           Revaluation due to change in tax rate                              (80)               --                 --
           Other                                                               --                 2                 (2)
                                                                  ----------------  ----------------  -----------------
             Total income tax (benefit) expense                   $          (122)  $            15   $            143
                                                                  ================  ================  =================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net effects of temporary differences between financial reporting and tax basis of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The table below presents the significant components of deferred tax assets and liabilities:

                                                                                        AS OF DECEMBER 31,
                                                                                -----------------------------------
                                                                                                        2016
                                                                                     2017            AS REVISED
                                                                                ----------------  -----------------
             ($ IN MILLIONS)
             Deferred tax assets:
               Insurance reserves                                               $           502   $            394
               Loss carryforwards                                                             3                 14
               Employee compensation                                                         --                 --
               Deferred revenue liabilities                                                 170                314
               Goodwill                                                                       9                 17
               Other                                                                         31                 39
                                                                                ----------------  -----------------
                 Subtotal deferred tax assets                                               715                778
               Valuation allowance                                                           --                 --
                                                                                ----------------  -----------------
                 Total deferred tax assets                                                  715                778
                                                                                ----------------  -----------------
             Deferred tax liabilities:
               VOBA                                                                         148                284
               DAC                                                                          159                192
               Loss reserve adjustment (transition rule)                                    165                 --
               Investments, including derivatives                                           348                116
               Other                                                                         30                 11
                                                                                ----------------  -----------------
                 Total deferred tax liabilities                                             850                603
                                                                                ----------------  -----------------
                   Total deferred tax (liability) assets, net                   $          (135)  $            175
                                                                                ================  =================

TAX ATTRIBUTES

As of December 31, 2017 and 2016, the Company did not record any valuation allowance. In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2017 the Company has net operating loss carryforwards of $13 million that will expire in 2019 and no capital loss carryforwards. The net operating loss carryforwards were generated prior to 2006 and are subject to Internal Revenue Code Section 382 annual limitations of $14 million.

UNRECOGNIZED TAX BENEFITS

The Company recognizes tax position in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will impact the Company's financial condition, results of operations or cash flows. As of December 31, 2017 and 2016, the Company did not record a liability related to accounting for uncertainty in income taxes.

STATUS OF OPEN TAX YEARS

The Company and its subsidiaries' federal income tax returns are routinely audited by the IRS, and when appropriate, provisions are made in the consolidated financial statements in anticipation of the results of these audits. The tax years under examination by the IRS vary by company, however the earliest tax year that remains open is 2011. In 2016, the IRS completed an audit of one of the Company's U.S. domiciled subsidiaries' 2011 to 2013 federal income tax returns; the audit did not result in any material adjustments.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

TAX CUTS AND JOBS ACT

H.R. 1 commonly referred to as the Tax Cuts and Jobs Act, or "TCJA," was enacted into U.S. law on December 22, 2017. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions.

In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, or "SAB 118," to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of TCJA. In January 2018 FASB issued FASB Staff Q&A, Topic 740, No. 1 stating that application of SAB 118 would be considered to be in accordance with US GAAP for private company financial statements. SAB 118 provides guidance under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company's accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for TCJA based on information that is available.

The Company has not fully completed its accounting for the tax effects of TCJA. However, the Company has recorded the effects of TCJA as reasonable estimates due to the need for further analysis of the provisions within TCJA and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of TCJA, the Company recognized a $80 million tax benefit in income tax (benefit) expense in the Company's Consolidated Statements of Income for the year ended December 31, 2017. This net tax benefit resulted from the reduction in the U.S. tax rate from 35% to 21% and was comprised of a $109 million tax expense from the decrease in net deferred tax assets related to the non-OCI portion of the deferred inventory, offset by a $189 million tax benefit from the decrease in net deferred tax liabilities related to the OCI portion of the deferred inventory.

As we complete the collection, preparation and analysis of data relevant to TCJA, and interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, the Company may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.

15. DIVIDEND RESTRICTIONS AND STATUTORY INFORMATION

Several of the Company's subsidiaries are regulated insurance companies and subject to laws governing the payment of dividends to shareholders in the U.S. and Bermuda. These laws impact the dividend paying ability of the Company's regulated subsidiaries. The Company paid dividends of $215 million in the year ended December 31, 2017, $40 million in the year ended December 31, 2016 and no dividends in the year ended December 31, 2015.

THE UNITED STATES OF AMERICA

The Company is the sole owner of it's U.S. insurance subsidiaries. As a result, if it receives any dividend payments from those subsidiaries it must further dividend those payments in order for the payments to reach it's parent. As such, the ordinary dividend capacity at the Company effectively limits the parent's access to the dividend capacity of its other U.S. insurance subsidiaries unless the Company seeks and receives extraordinary dividend approval from the Company's primary insurance regulator, the Massachusetts Division of Insurance.

Statutory information for the Company, as filed in it's annual statement, is as follows:

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                     -----------------------------------------
                                                                         2017           2016          2015
                                                                     ------------  -------------  ------------
                 ($ IN MILLIONS, EXCEPT RISK-BASED CAPITAL RATIO)
                 Capital and surplus                                 $     2,488   $      2,156   $     2,162
                 Statutory net income                                        268            105            59
                 Risk-based capital (company action level) ratio             475%           413%          458%

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The laws and regulations of each U.S. insurance subsidiary's state of domicile generally require notice to and approval by the state insurance commissioner prior to the declaration or payment of an extraordinary dividend. An extraordinary dividend is any dividend, which, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of: (1) 10% of the insurer's policyholder surplus as of December 31 of the preceding year; or (2) the statutory net gain from operations for the twelve-month period ending on the last preceding December 31. In addition, insurance statutes generally require an insurance company to pay a dividend or distribution out of earned surplus, unless it receives the prior approval of its domiciliary state insurance regulator. These laws and regulations require, among other things, each U.S. insurance subsidiary to maintain minimum solvency requirements and limit the amount of dividends these subsidiaries can pay. The following table summarizes those requirements for the Company:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                                   2017            2016            2015
                                                              -------------  -------------   -------------
              ($ IN MILLIONS)
              Extraordinary dividend limitations for CwA:
              10% of capital and surplus                       $        249   $        216    $        216
              Statutory net gain from operations                        526            231              90
              Unassigned funds                                          576            725             731

              Dividends permitted without permission                    321            231             216

--------
          (1) Dividends permitted without approval at December 31, 2017 have been reduced by dividends made within the preceding 12 months which were $181 million paid on June 30, 2017 and $25 million paid on December 29, 2017.

The Company's U.S. domiciled insurance subsidiaries must meet minimum capital and surplus requirements under a risk-based capital, or "RBC," formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis, and is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula is intended to take into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to maintaining certain levels of a company's surplus deficit under the RBC formula or company action level RBC, or "CAL RBC." All of the Company's U.S. insurance subsidiaries individually exceeded CAL RBC for 2017 and 2016.

Certain of the Company's regulated insurance subsidiaries are required to file financial statements with U.S. state regulatory authorities prepared on an accounting basis prescribed or permitted by their domiciliary state. Statutory surplus computed under those methodologies differ from shareholder's equity reported in accordance with U.S. GAAP primarily because fixed maturity securities are required to be carried at cost or amortized cost, policy acquisition costs are expensed when incurred and asset valuation and interest maintenance reserves are required to be held. Life insurance reserves are calculated based upon different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

The Company's insurance entities cede certain term life and UL insurance statutory reserves to wholly-owned captives on coinsurance and FwH coinsurance bases. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2017 and 2016, the Company's wholly-owned captives assumed statutory reserves of $5.3 billion and $4.9 billion, respectively, from the Company's insurance entities. In the states of Vermont and Iowa, the affiliated reinsurers have adopted permitted and prescribed practices allowing for the outstanding principal of a contingent note or a parental guarantee serving as collateral in connection with a reinsurance credit to be included in surplus as admitted assets. As of December 31, 2017 and 2016, assets admitted under these practices increased surplus by $1.9 billion and $1.8 billion, respectively.

16. RELATED PARTY TRANSACTIONS

The Company has investment management service agreements with Goldman Sachs Asset Management LP, or "GSAM," an affiliate of The Goldman Sachs Group, Inc., or "Goldman Sachs," a related party. GSAM provides investment management services across the Company. The Company recorded expenses for these agreements of $17 million, $16 million and $19 million for the years ended December 31, 2017, 2016 and 2015, respectively, and had $3 million payable as of both December 31, 2017 and 2016, respectively.

The Company has a service agreement with GAFLL which can be terminated by either party upon applicable notice. Under the agreement, the Company recorded expenses related to certain employee equity-based compensation plans of $2 million for the years ended December 31, 2017, 2016 and 2015.


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

During the years ended December 31, 2017, 2016 and 2015, the Company had agreements with Global Atlantic Re, under which Global Atlantic Re agreed to pay the Company certain fees for administration of ceded blocks of VA, FA, UL and individual life business. The Company received fee income from Global Atlantic Re of $90 million, $26 million, and $21 million for the years ended December 31, 2017, 2016 and 2015, respectively, and had $27 million and $6 million receivable as of December 31, 2017 and 2016, respectively.

The Company entered into several derivative transactions with affiliates, which resulted in income of $93 million and $13 million, and expenses of $9 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company had affiliated derivative receivables of $4 million and $36 million as of December 31, 2017 and 2016, respectively. The Company had affiliated derivative payables of $794 million and $173 million as of December 31, 2017 and 2016, respectively.

During the years ended December 31, 2017, 2016 and 2015, the Company had agreements with certain affiliates under GAFG. These affiliates agreed to provide personnel, management services, administrative support, the use of facilities, and such other services as the parties may agree from time to time. The Company recorded expenses of $256 million, $241 million, and $189 million for the years ended December 31, 2017, 2016 and 2015, respectively, and had $19 million and $9 million payable as of December 31, 2017 and 2016, respectively.

During the years ended December 31, 2017, 2016 and 2015, the Company received certain distribution and administration fees from affiliates under Goldman Sachs. The Company recorded income from these agreements of $13 million, $12 million, and $4 million December 31, 2017, 2016 and 2015 and recorded a receivable of $3 million as of both December 31, 2017 and 2016.

In November 2016, the Company entered into an agreement with an affiliate of Centaurus Capital LP, or "Centaurus," a shareholder of our ultimate parent GAFG, whereby the Company received $5 million in structuring fees. The fee income received by the Company was a reimbursement for time and expenses incurred by the Company to negotiate the structuring of certain investments with counterparties. The fee was recognized in revenues within the Consolidated Statements of Income for the year ended December 31, 2016. In addition, the Company had certain investments in renewable energy entities that are LLCs where an affiliate of Centaurus is the managing member. In addition, in connection with the acquisition of a solar project from Centaurus Renewable Energy, or "CRE," an affiliate of Centaurus, the Company has recorded a $15 million payable to CRE at December 31, 2017.

17. COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has operational servicing agreements with third party administrators for policy administration over certain fixed-rate annuities, UL, VA, VUL, whole life, and term life policies. Additionally, the Company is party to a third party professional services agreement regarding the management of aspects of the Company's reinsurance portfolio. The Company leases office space for its operations.

As of December 31, 2017, purchase commitments under agreements with third party administrators and other service providers and lease commitments were as follows:

                    YEARS                                           AMOUNTS
                    -----------------------------------------  ----------------
                    ($ IN MILLIONS)
                    2018                                       $            32
                    2019                                                    26
                    2020                                                    23
                    2021                                                    20
                    2022                                                    18
                    2023 and thereafter                                      9
                                                               ----------------
                      Total                                    $           128
                                                               ================

The Company also has outstanding loan commitments and commitments to make investments in LPs, joint ventures and LLCs of $523 million and $160 million, as of December 31, 2017 and 2016, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

In connection with the separation of the Company from GAFG's former parent, Goldman Sachs, GAFG provided certain written assurances to the Commonwealth of Massachusetts Commissioner of Insurance. GAFG agreed to make capital contributions to the Company and FAFLIC, subject to a maximum of $250 million, if necessary to ensure that the Company or FAFLIC maintains a RBC ratio of at least 100% of the Company Action Level. Such assurances have been provided solely to the Commonwealth of Massachusetts Commissioner of Insurance by GAFG and terminate in May 2018 or at such time as Goldman Sachs owns less than 10% of the voting securities of GAFG.

LEGAL MATTERS

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatening lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position, results of operations or cash flows.

In connection with the process of converting over 500,000 in-force life insurance policies from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC, or the "Conversion," the Company expects to incur a variety of litigation and regulatory costs. The Company has received formal and informal inquiries from state regulators concerning policyholder complaints and possible violations of state insurance laws, which may result in fines, monetary settlements or proceedings. The Company has also been named in several lawsuits involving Conversion-related issues and may face additional filed or threatened claims, and therefore, anticipates regulatory and legal related costs associated with investigations and potential claims related to the Conversion.

Although the Company's ultimate legal and financial responsibility cannot be estimated at this time and our actual future expenditures to address Conversion matters could prove to be materially different from the amount that we accrue or reserve, the Company believes that certain liabilities are probable and can be reasonably estimated and accordingly has recorded a total reserve of approximately $53 million as of December 31,2017. The litigation reserve was $1 million as of December 31, 2016.

FINANCING ARRANGEMENTS

The Company has financing arrangements with unaffiliated third parties to support the reserves of its affiliated captive reinsurers. Total fees expensed associated with these credit facilities were $15 million for the year ended December 31, 2017 and $14 million for both the years ended December 31, 2016 and 2015, respectively, and are included in general and administrative expenses in the Consolidated Statements of Income. As of December 31, 2017 and 2016, the total capacity of the financing arrangements with third parties was $922 million and $903 million, respectively.

There were no outstanding or unpaid balances from the financing arrangements with unaffiliated third parties as of December 31, 2017 or 2016.

18. SUBSEQUENT EVENTS

The Company evaluated all events and transactions through April 25, 2018, the date the accompanying consolidated financial statements were issued, that would merit recognition or disclosures in the consolidated financial statements and determined there were none.

In March 2018, the Company declared and paid a dividend of $50 million to its parent, FinCo.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

19. REVISIONS TO 2016 AND 2015 AUDITED FINANCIAL STATEMENTS

The Company has revised the 2016 and 2015 consolidated financial statement included herein as a result of immaterial errors identified during and after the initial 2016 audit. These revisions decreased the Company's previously reported 2016 net income of $71 million by $11 million and shareholders' equity of $2,100 million by $11 million. For 2015, these revisions decreased the Company's previously reported net income of $301 million by $6 million and shareholders' equity of $1,733 million by $4 million. Revisions related to periods prior to 2015 have been reflected in opening 2015 equity balances. Management assessed the materiality of these revisions on the prior period consolidated financial statements and concluded these revisions were not material to the 2016 or 2015 consolidated financial statement as a whole. However, management concluded that revisions to the 2016 and 2015 consolidated financial statement was appropriate to ensure consistency and comparability with balances and activity reported in 2017.

The Company has classified the corrections of errors into the following major categories:

     -   Actuarial
     -   Investments
     -   Reinsurance accounting
     -   Other

The actuarial corrections of errors primarily related to model enhancements and changes, data input corrections and shadow adjustments. The investment corrections of errors were driven by adjustments to asset valuations, equity method accounting, income recognition and terminated policy loans. The reinsurance corrections of errors primarily related to a system conversion of certain in-force life insurance policies which resulted in adjustments to third party settlement statements. The remaining corrections of errors related to unsupported agent commission balances, an over accrual relating to revenue sharing on certain VA products, an accounts payable over accrual and reconciliation differences.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2016                           REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
ASSETS
  Investments:
    Available-for-sale fixed maturity securities at fair value            $        32,570    $             1   $        32,571
    Policy loans                                                                      655                 (7)              648
    Other investments                                                                 652                 51               703
                                                                          ----------------   ----------------  ----------------
      Total investments                                                            39,979                 45            40,024
  Cash and cash equivalents                                                         1,110                (68)            1,042
  Accrued investment income                                                           285                 (1)              284
  Reinsurance recoverable                                                           8,652                 14             8,666
  Other assets                                                                        362                 35               397
                                                                          ----------------   ----------------  ----------------
    TOTAL ASSETS                                                          $        58,024    $            25   $        58,049
                                                                          ================   ================  ================

LIABILITIES
  Policyholder liabilities:
    Future policyholder benefits                                          $         2,135    $            16   $         2,151
    Outstanding claims                                                                204                 (7)              197
    Contractholder deposit funds and other policyholder liabilities                39,768                  1            39,769
                                                                          ----------------   ----------------  ----------------
      Total policyholder liabilities                                               42,107                 10            42,117
  Funds withheld payable at interest                                                5,108                 17             5,125
  Accrued expenses and other liabilities                                              334                  8               342
  Reinsurance liabilities                                                           1,556                  1             1,557
                                                                          ----------------   ----------------  ----------------
    TOTAL LIABILITIES                                                              55,924                 36            55,960
                                                                          ----------------   ----------------  ----------------

SHAREHOLDER'S EQUITY
  Retained earnings                                                                   576                (13)              563
  Accumulated other comprehensive income (loss)                                       117                  2               119
                                                                          ----------------   ----------------  ----------------
    TOTAL SHAREHOLDER'S EQUITY                                                      2,100                (11)            2,089
                                                                          ----------------   ----------------  ----------------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            $        58,024    $            25   $        58,049
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF INCOME AT DECEMBER 31, 2016                         REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
REVENUES
  Policy fees                                                             $           914    $             1   $           915
  Net investment income                                                             1,388                  1             1,389
  Net investment gains (losses):
    Net other investment gains (losses)                                               (19)               (17)              (36)
                                                                          ----------------   ----------------  ----------------
      Total net investment gains (losses)                                             (19)               (17)              (36)
  Other income                                                                         28                  4                32
                                                                          ----------------   ----------------  ----------------
    TOTAL REVENUES                                                                  2,384                (11)            2,373
                                                                          ----------------   ----------------  ----------------

BENEFITS AND EXPENSES
  Policy benefits and claims                                                        1,651                 20             1,671
  Amortization of policy acquisition costs                                            201                (16)              185
                                                                          ----------------   ----------------  ----------------
    TOTAL BENEFITS AND EXPENSES                                                     2,294                  4             2,298
                                                                          ----------------   ----------------  ----------------

Income before taxes                                                                    90                (15)               75

Income tax expense                                                                     19                 (4)               15
                                                                          ----------------   ----------------  ----------------
NET INCOME                                                                $            71    $           (11)  $            60
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF INCOME AT DECEMBER 31, 2015                         REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
REVENUES
  Premiums                                                                $        (1,272)   $             2   $        (1,270)
  Policy fees                                                                       1,008                 (2)            1,006
  Net investment income                                                             1,159                 (1)            1,158
  Net investment gains (losses):
    Net other investment gains (losses)                                                (3)                (6)               (9)
                                                                          ----------------   ----------------  ----------------
      Total net investment gains (losses)                                              (8)                (6)              (14)
  Other income                                                                         24                 (3)               21
                                                                          ----------------   ----------------  ----------------
    TOTAL REVENUES                                                                    911                (10)              901
                                                                          ----------------   ----------------  ----------------

BENEFITS AND EXPENSES
  Policy benefits and claims                                                          (64)              (14)               (78)
  Amortization of policy acquisition costs                                            121                 10               131
  General and administrative expenses                                                 391                  6               397
                                                                          ----------------   ----------------  ----------------
    TOTAL BENEFITS AND EXPENSES                                                       461                  2               463
                                                                          ----------------   ----------------  ----------------

Income before taxes                                                                   450                (12)              438

Income tax (benefit) expense                                                          149                 (6)              143
                                                                          ----------------   ----------------  ----------------
NET INCOME                                                                $           301    $            (6)  $           295
                                                                          ================   ================  ================

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME AT DECEMBER 31, 2016           REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
Net income                                                                $            71    $           (11)  $            60

Other comprehensive income (loss), before tax:
    Unrealized gains (losses) on securities and other investments for
      the period                                                                      652                  1               653
    Less: reclassification adjustment for gains included in net income                 34                 (4)               30
                                                                          ----------------   ----------------  ----------------
  Unrealized gains (losses) on available-for-sale securities and other
    investments                                                                       618                  5               623
  Net effect of unrealized gains (losses) on policyholder balances                   (105)                 1              (104)
                                                                          ----------------   ----------------  ----------------
Other comprehensive income (loss), before tax                                         513                  6               519

Income tax expense (benefit) related to other comprehensive income                    180                  2               182
                                                                          ----------------   ----------------  ----------------
Other comprehensive income before non-controlling interests, net of tax               333                  4               337
                                                                          ----------------   ----------------  ----------------

Comprehensive income (loss)                                                           404                 (7)              397
                                                                          ----------------   ----------------  ----------------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CWA SHAREHOLDER               $           404    $            (7)  $           397
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME AT DECEMBER 31, 2015          REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
Net income                                                                $           301    $            (6)  $           295

Other comprehensive income (loss), before tax:
    Unrealized gains (losses) on securities and other investments for
      the period                                                                   (1,416)                 1            (1,415)
                                                                          ----------------   ----------------  ----------------
  Unrealized gains (losses) on available-for-sale securities and other
    investments                                                                    (1,492)                 1            (1,491)
  Net effect of unrealized gains (losses) on policyholder balances                    304                  1               305
                                                                          ----------------   ----------------  ----------------
Other comprehensive income (loss), before tax                                      (1,187)                 2            (1,185)

Income tax expense (benefit) related to other comprehensive income                   (418)                 2              (416)

Comprehensive income (loss)                                                          (468)                (6)             (474)
                                                                          ----------------   ----------------  ----------------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CWA SHAREHOLDER               $          (468)   $            (6)  $          (474)
                                                                          ================   ================  ================

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY                               REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
($ IN MILLIONS)
TOTAL SHAREHOLDERS' EQUITY AT DECEMBER 31, 2014                           $         1,875    $             2   $         1,877

Accumulated other comprehensive income                                    $          (217)   $            (1)  $          (218)
Retained earnings                                                                     546                 (3)              543
                                                                          ----------------   ----------------  ----------------
TOTAL SHAREHOLDERS' EQUITY AT DECEMBER 31, 2015                           $         1,733    $            (4)  $         1,729
                                                                          ================   ================  ================

Accumulated other comprehensive income                                    $           117    $             2   $           119
Retained earnings                                                                     576                (13)              563
                                                                          ----------------   ----------------  ----------------
TOTAL SHAREHOLDERS' EQUITY AT DECEMBER 31, 2016                           $         2,100    $           (11)  $         2,089
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           AS PREVIOUSLY
CONSOLIDATED STATEMENT OF CASH FLOWS AT DECEMBER 31, 2016                    REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                         $            71    $           (11)  $            60
Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
Changes in fair value of equity fixed maturity securities and other
  invested assets                                                                       3                 11                14
Net realized investment (gains) losses                                                 32                 15                47
Non-cash derivative activity                                                          (18)               (81)              (99)
Net accretion and amortization                                                        (48)                 3               (45)
Deferred income tax                                                                    37                 (4)               33
Change in premiums, notes receivable and reinsurance recoverable, net
  of reinsurance premiums payable                                                    (259)                (3)             (262)
Change in accrued investment income                                                   (46)                 1               (45)
Change in policyholder liabilities and accruals, net                                  326                 19               345
Other, net                                                                            (16)                44                28
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES - CONTINUING
  OPERATIONS                                                                          239                 (6)              233
                                                                          ----------------   ----------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of other investments                                                        (794)               (69)             (863)
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES - CONTINUING
  OPERATIONS                                                                       (4,852)               (69)           (4,921)
                                                                          ----------------   ----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Additions to contractholder deposit funds                                           7,393                 (1)            7,392
Withdrawals from contractholder deposit funds                                      (2,958)                (2)           (2,960)
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES - CONTINUING
  OPERATIONS                                                                        4,474                 (3)            4,471
                                                                          ----------------   ----------------  ----------------

Net change in cash and cash equivalents                                              (139)               (78)             (217)

Cash and cash equivalents, beginning of period                                      1,249                 10             1,259
                                                                          ----------------   ----------------  ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $         1,110    $           (68)  $         1,042
                                                                          ================   ================  ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                                AS
                                                                            PREVIOUSLY
CONSOLIDATED STATEMENT OF CASH FLOWS AT DECEMBER 31, 2015                    REPORTED          CORRECTIONS       AS REVISED
------------------------------------------------------------------------  ----------------   ----------------  ----------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                         $           301    $            (6)  $           295
Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
Net realized investment (gains) losses                                                 12                  2                14
Net accretion and amortization                                                       (188)                10              (178)
Deferred income tax                                                                   110                 (6)              104
Change in premiums, notes receivable and reinsurance recoverable, net
  of reinsurance premiums payable                                                     599                  5               604
Change in policyholder liabilities and accruals, net                                  928                (10)              918
Other, net                                                                           (405)                 5              (400)
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES - CONTINUING
  OPERATIONS                                                                          877                 --               877
                                                                          ----------------   ----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Reinsurance transactions, net of cash provided (used)                                 432                 10               442
                                                                          ----------------   ----------------  ----------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES - CONTINUING
  OPERATIONS                                                                        4,719                 10             4,729
                                                                          ----------------   ----------------  ----------------

Net change in cash and cash equivalents                                               229                 10               239

Cash and cash equivalents, beginning of period                                      1,020                 --             1,020
                                                                          ----------------   ----------------  ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $         1,249    $            10   $         1,259
                                                                          ================   ================  ================

                Commonwealth Annuity and Life Insurance Company
                    Commonwealth Annuity Separate Account A
                              Financial Statements
                               December 31, 2017

                Commonwealth Annuity and Life Insurance Company
                    Commonwealth Annuity Separate Account A
                              Financial Statements
                               December 31, 2017

                                    Contents

Report of Independent Registered Public Accounting Firm                    SA-1

Audited Financial Statements

Statements of Net Assets                                                   SA-3
Statements of Operations                                                  SA-16
Statements of Changes in Net Assets                                       SA-29
Notes To Financial Statements                                             SA-50
  Note 1 - Organization                                                   SA-50
  Note 2 - Summary of Significant Accounting Policies                     SA-52
  Note 3 - Expenses and Related Party Transactions                        SA-54
  Note 4 - Changes In Units Outstanding                                   SA-57
  Note 5 - Purchases and Sales of Investments                             SA-60
  Note 6 - Financial Highlights                                           SA-62

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of net assets as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net asset for each of the two years in the period ended December 31, 2017, (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB VPS Intermediate Bond Portfolio, AB VPS International Value Portfolio, AB VPS Small Cap Growth Portfolio, AB VPS Small/Mid Cap Value Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Disciplined Small Cap Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Freedom 2005 Portfolio, Fidelity VIP Freedom 2010 Portfolio, Fidelity VIP Freedom 2015 Portfolio, Fidelity VIP Freedom 2020 Portfolio, Fidelity VIP Freedom 2025 Portfolio, Fidelity VIP Freedom 2030 Portfolio, Fidelity VIP Freedom 2035 Portfolio, Fidelity VIP Freedom 2040 Portfolio, Fidelity VIP Freedom 2045 Portfolio, Fidelity VIP Freedom 2050 Portfolio, Fidelity VIP Freedom Income Portfolio, Fidelity VIP Growth Opportunities Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Strategic Income Portfolio, FT VIP Franklin Income VIP Fund, FT VIP Franklin Mutual Global Discovery VIP Fund, FT VIP Franklin Mutual Shares VIP Fund, FT VIP Franklin Small Cap Value VIP Fund, FT VIP Templeton Growth VIP Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs VIT Core Fixed Income Fund, Goldman Sachs VIT Equity Index Fund, Goldman Sachs VIT Global Trends Allocation Fund, Goldman Sachs VIT Government Money Market Fund, Goldman Sachs VIT Growth Opportunities Fund, Goldman Sachs VIT High Quality Floating Rate Fund, Goldman Sachs VIT Large Cap Value Fund, Goldman Sachs VIT Mid Cap Value Fund, Goldman Sachs VIT Small Cap Equity Insights Fund, Goldman Sachs VIT Strategic Growth Fund, Goldman Sachs VIT Strategic International Equity Fund, Goldman Sachs VIT U.S. Equity Insights Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Global Health Care Fund, Invesco V.I. Mid Cap Core Equity Fund, Janus Henderson Enterprise Portfolio, Janus Henderson Forty Portfolio, Janus Henderson Mid Cap Value Portfolio, MFS(R) New Discovery Series, MFS(R) Utilities Series, Oppenheimer Conservative Balanced Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Global Strategic Income Fund/VA, Oppenheimer Main Street Small Cap Fund(R)/VA, Pioneer Emerging Markets VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio (the "Sub-Accounts of the Separate Account") constituting the Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company (the "Separate Account") as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Sub-accounts of the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities as of December 31, 2017 by correspondence with the transfer agent and managing company. We believe that our audits provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP (SIGNED)]
Boston, Massachusetts
March 29, 2018

We have served as the auditor of Commonwealth Annuity Separate Account A since 2005.


COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                        AB VPS             AB VPS          AB VPS SMALL         AB VPS           FIDELITY VIP
                                     INTERMEDIATE      INTERNATIONAL        CAP GROWTH       SMALL/MID CAP       CONTRAFUND(R)
                                    BOND PORTFOLIO    VALUE PORTFOLIO       PORTFOLIO       VALUE PORTFOLIO        PORTFOLIO
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $      1,242,325   $        412,801   $        548,290   $        767,756   $       3,262,502
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $      1,242,325   $        412,801   $        548,290   $        767,756   $       3,262,502
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $      1,242,325   $        412,801   $        548,290   $        767,756   $       3,262,502
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $      1,242,325   $        412,801   $        548,290   $        767,756   $       3,262,502
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     895,925            541,448            247,346            377,412           1,537,649

Investments in shares of the
  Underlying Funds, at cost       $      1,305,624   $        379,406   $        547,703   $        700,836   $       2,788,956
Underlying Fund shares held                118,883             25,560             34,268             35,743              88,057

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                     FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                  DISCIPLINED SMALL    EQUITY-INCOME       FREEDOM 2005       FREEDOM 2010       FREEDOM 2015
                                    CAP PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        233,078   $      2,104,898   $          4,150   $             --   $         424,899
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        233,078   $      2,104,898   $          4,150   $             --   $         424,899
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        233,078   $      2,104,898   $          4,150   $             --   $         424,899
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        233,078   $      2,104,898   $          4,150   $             --   $         424,899
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     108,510          1,073,238              2,940                 --             277,949

Investments in shares of the
  Underlying Funds, at cost       $        200,189   $      1,971,997   $          3,805   $             --   $         370,017
Underlying Fund shares held                 13,792             90,261                336                 --              31,220

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                     FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                     FREEDOM 2020       FREEDOM 2025       FREEDOM 2030       FREEDOM 2035       FREEDOM 2040
                                      PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO           PORTFOLIO
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        962,826   $        607,815   $        395,431   $        720,131   $       1,151,794
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        962,826   $        607,815   $        395,431   $        720,131   $       1,151,794
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        962,826   $        607,815   $        395,431   $        720,131   $       1,151,794
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        962,826   $        607,815   $        395,431   $        720,131   $       1,151,794
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     593,172            357,708            223,832            388,421             611,712

Investments in shares of the
  Underlying Funds, at cost       $        783,076   $        521,550   $        313,638   $        602,732   $         975,338
Underlying Fund shares held                 69,069             41,803             27,084             31,682              53,201

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                                                              FIDELITY VIP
                                     FIDELITY VIP       FIDELITY VIP       FIDELITY VIP          GROWTH
                                     FREEDOM 2045       FREEDOM 2050      FREEDOM INCOME     OPPORTUNITIES    FIDELITY VIP INDEX
                                      PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO         500 PORTFOLIO
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $         88,809   $        115,327   $         28,481   $      1,502,663   $       3,337,194
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $         88,809   $        115,327   $         28,481   $      1,502,663   $       3,337,194
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $         88,809   $        115,327   $         28,481   $      1,502,663   $       3,337,194
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $         88,809   $        115,327   $         28,481   $      1,502,663   $       3,337,194
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                      46,845             61,029             19,989            563,818           1,444,133

Investments in shares of the
  Underlying Funds, at cost       $         70,622   $         94,552   $         27,420   $      1,169,966   $       2,661,765
Underlying Fund shares held                  4,127              5,939              2,457             42,222              12,462

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                                                                               FT VIP FRANKLIN
                                                        FIDELITY VIP       FIDELITY VIP                         MUTUAL GLOBAL
                                   FIDELITY VIP MID       OVERSEAS       STRATEGIC INCOME   FT VIP FRANKLIN     DISCOVERY VIP
                                    CAP PORTFOLIO        PORTFOLIO          PORTFOLIO       INCOME VIP FUND         FUND
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $      1,296,001   $        230,420   $      1,421,463   $      4,455,945   $       1,916,644
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $      1,296,001   $        230,420   $      1,421,463   $      4,455,945   $       1,916,644
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $      1,296,001   $        230,420   $      1,421,463   $      4,455,945   $       1,916,644
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $      1,296,001   $        230,420   $      1,421,463   $      4,455,945   $       1,916,644
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     639,200            150,266          1,086,951          3,001,152           1,252,647

Investments in shares of the
  Underlying Funds, at cost       $      1,135,561   $        206,135   $      1,424,426   $      4,104,708   $       1,969,821
Underlying Fund shares held                 34,295             10,169            124,690            275,569              96,800

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                                                             GOLDMAN SACHS      GOLDMAN SACHS
                                   FT VIP FRANKLIN    FT VIP FRANKLIN         FT VIP            BALANCED        EQUITY GROWTH
                                    MUTUAL SHARES     SMALL CAP VALUE       TEMPLETON           STRATEGY          STRATEGY
                                       VIP FUND           VIP FUND       GROWTH VIP FUND       PORTFOLIO          PORTFOLIO
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        486,462   $      1,244,507   $        349,663   $      1,169,789   $         415,388
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        486,462   $      1,244,507   $        349,663   $      1,169,789   $         415,388
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        486,462   $      1,244,507   $        349,663   $      1,169,789   $         415,388
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        486,462   $      1,244,507   $        349,663   $      1,169,789   $         415,388
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     345,780            665,965            286,349            931,938             304,863

Investments in shares of the
  Underlying Funds, at cost       $        445,978   $      1,131,357   $        298,264   $      1,058,111   $         291,331
Underlying Fund shares held                 23,893             62,854             21,895            101,280              22,048

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                    GOLDMAN SACHS                         GOLDMAN SACHS                         GOLDMAN SACHS
                                      GROWTH AND       GOLDMAN SACHS      INTERNATIONAL      GOLDMAN SACHS       TECHNOLOGY
                                   INCOME STRATEGY    GROWTH STRATEGY      REAL ESTATE        REAL ESTATE       OPPORTUNITIES
                                      PORTFOLIO          PORTFOLIO       SECURITIES FUND    SECURITIES FUND         FUND
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $      1,145,591   $      1,179,805   $        129,154   $        338,390   $       1,338,041
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $      1,145,591   $      1,179,805   $        129,154   $        338,390   $       1,338,041
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $      1,145,591   $      1,179,805   $        129,154   $        338,390   $       1,338,041
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $      1,145,591   $      1,179,805   $        129,154   $        338,390   $       1,338,041
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     892,089            911,536            156,318            240,729             507,976

Investments in shares of the
  Underlying Funds, at cost       $        921,240   $        890,602   $        126,966   $        403,943   $       1,079,021
Underlying Fund shares held                 82,954             74,530             19,931             21,789              58,686

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                                          GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                    GOLDMAN SACHS      GOLDMAN SACHS        VIT GLOBAL       VIT GOVERNMENT       VIT GROWTH
                                    VIT CORE FIXED    VIT EQUITY INDEX        TRENDS          MONEY MARKET      OPPORTUNITIES
                                     INCOME FUND            FUND         ALLOCATION FUND          FUND              FUND
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        798,673   $        558,042   $         42,400   $      4,019,996   $         329,631
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        798,673   $        558,042   $         42,400   $      4,019,996   $         329,631
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        798,673   $        558,042   $         42,400   $      4,019,996   $         329,631
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        798,673   $        558,042   $         42,400   $      4,019,996   $         329,631
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     631,608            297,331             32,913          4,482,482             162,594

Investments in shares of the
  Underlying Funds, at cost       $        783,400   $        478,692   $         39,147   $      4,019,996   $         308,346
Underlying Fund shares held                 74,993             33,617              3,406          4,019,996              42,809

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                    GOLDMAN SACHS                                            GOLDMAN SACHS
                                   VIT HIGH QUALITY    GOLDMAN SACHS      GOLDMAN SACHS      VIT SMALL CAP       GOLDMAN SACHS
                                    FLOATING RATE      VIT LARGE CAP       VIT MID CAP      EQUITY INSIGHTS      VIT STRATEGIC
                                         FUND            VALUE FUND         VALUE FUND            FUND            GROWTH FUND
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        546,694   $        165,174   $        131,670   $        220,371   $         341,095
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        546,694   $        165,174   $        131,670   $        220,371   $         341,095
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        546,694   $        165,174   $        131,670   $        220,371   $         341,095
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        546,694   $        165,174   $        131,670   $        220,371   $         341,095
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     473,096            116,439             71,177            113,809             170,706

Investments in shares of the
  Underlying Funds, at cost       $        553,552   $        180,505   $        132,753   $        209,717   $         267,386
Underlying Fund shares held                 52,567             18,231              7,768             16,264              17,332

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                    GOLDMAN SACHS
                                    VIT STRATEGIC      GOLDMAN SACHS       INVESCO V.I.                           INVESCO V.I.
                                    INTERNATIONAL     VIT U.S. EQUITY        AMERICAN       INVESCO V.I. CORE    GLOBAL HEALTH
                                     EQUITY FUND       INSIGHTS FUND      FRANCHISE FUND      EQUITY FUND          CARE FUND
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        293,111   $        200,341   $         98,093   $        293,736   $       1,066,698
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        293,111   $        200,341   $         98,093   $        293,736   $       1,066,698
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        293,111   $        200,341   $         98,093   $        293,736   $       1,066,698
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        293,111   $        200,341   $         98,093   $        293,736   $       1,066,698
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     295,008            108,417             57,043            185,234             529,237

Investments in shares of the
  Underlying Funds, at cost       $        252,719   $        176,705   $         89,371   $        250,264   $       1,186,717
Underlying Fund shares held                 26,866             10,284              1,613              8,119              42,245

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                           JANUS                                JANUS
                                  INVESCO V.I. MID      HENDERSON            JANUS          HENDERSON MID
                                  CAP CORE EQUITY       ENTERPRISE      HENDERSON FORTY       CAP VALUE           MFS(R) NEW
                                        FUND          PORTFOLIO (a)      PORTFOLIO (a)      PORTFOLIO (a)      DISCOVERY SERIES
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        105,863   $        926,023   $      1,116,084   $      1,405,010   $         540,242
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        105,863   $        926,023   $      1,116,084   $      1,405,010   $         540,242
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        105,863   $        926,023   $      1,116,084   $      1,405,010   $         540,242
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        105,863   $        926,023   $      1,116,084   $      1,405,010   $         540,242
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                      89,614            387,940            520,201            769,955             258,711

Investments in shares of the
  Underlying Funds, at cost       $         97,592   $        732,847   $      1,032,561   $      1,273,101   $         477,746
Underlying Fund shares held                  7,503             13,890             29,495             80,332              29,092

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                                        OPPENHEIMER                                               OPPENHEIMER
                                                        CONSERVATIVE                          OPPENHEIMER         MAIN STREET
                                   MFS(R) UTILITIES       BALANCED         OPPENHEIMER      GLOBAL STRATEGIC       SMALL CAP
                                        SERIES            FUND/VA         GLOBAL FUND/VA     INCOME FUND/VA        FUND(R)/VA
                                  -----------------  -----------------  -----------------  -----------------  ------------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $        448,534   $        528,265   $      1,507,636   $        831,290   $       1,561,202
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        448,534   $        528,265   $      1,507,636   $        831,290   $       1,561,202
                                  =================  =================  =================  =================  ==================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $        448,534   $        528,265   $      1,507,636   $        831,290   $       1,561,202
                                  -----------------  -----------------  -----------------  -----------------  ------------------
  Net assets                      $        448,534   $        528,265   $      1,507,636   $        831,290   $       1,561,202
                                  =================  =================  =================  =================  ==================

Units outstanding, December 31,
  2017                                     251,421            493,054            888,905            618,583             795,763

Investments in shares of the
  Underlying Funds, at cost       $        455,042   $        417,933   $      1,153,670   $        853,397   $       1,412,595
Underlying Fund shares held                 15,477             33,626             32,159            157,740              61,416

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2017

                                        PIONEER
                                        EMERGING      PIONEER MID CAP     PIONEER SELECT
                                      MARKETS VCT        VALUE VCT        MID CAP GROWTH
                                     PORTFOLIO (b)       PORTFOLIO        VCT PORTFOLIO
                                  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
  Underlying Funds, at fair value $             --   $        541,849   $        977,362
                                  -----------------  -----------------  -----------------
  Net assets                      $             --   $        541,849   $        977,362
                                  =================  =================  =================

NET ASSETS BY CATEGORY:
  Accumulation reserves           $             --   $        541,849   $        977,362
                                  -----------------  -----------------  -----------------
  Net assets                      $             --   $        541,849   $        977,362
                                  =================  =================  =================

Units outstanding, December 31,
  2017                                          --            338,411            479,568

Investments in shares of the
  Underlying Funds, at cost       $             --   $        504,614   $        784,317
Underlying Fund shares held                     --             25,963             32,331

--------
(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.


COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                            AB VPS             AB VPS          AB VPS SMALL          AB VPS          FIDELITY VIP
                                         INTERMEDIATE      INTERNATIONAL        CAP GROWTH       SMALL/MID CAP      CONTRAFUND(R)
                                        BOND PORTFOLIO    VALUE PORTFOLIO       PORTFOLIO       VALUE PORTFOLIO       PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $         38,646   $          7,367   $             --   $          1,932   $         23,628

EXPENSES:
  Mortality and expense risk fees               16,288              3,496              6,412             10,775             37,552
  Other expense fees                             1,930                408                738              1,230              4,544
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                              18,218              3,904              7,150             12,005             42,096
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                20,428              3,463             (7,150)           (10,073)           (18,468)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                    12,198                 --                 --             39,328            160,228
  Net realized gain (loss) from
    sales of investments                        (9,019)             9,783             (3,751)             9,321             46,698
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                     3,179              9,783             (3,751)            48,649            206,926
  Change in unrealized gain (loss)                  88             41,855            146,456             41,509            350,772
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                                3,267             51,638            142,705             90,158            557,698
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $         23,695   $         55,101   $        135,555   $         80,085   $        539,230
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                         FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                      DISCIPLINED SMALL    EQUITY-INCOME       FREEDOM 2005       FREEDOM 2010       FREEDOM 2015
                                        CAP PORTFOLIO        PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          1,173   $         30,466   $             52   $             --   $          5,241

EXPENSES:
  Mortality and expense risk fees                2,727             24,336                 30                 37              5,150
  Other expense fees                               337              2,914                  6                  5                591
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                               3,064             27,250                 36                 42              5,741
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                (1,891)             3,216                 16                (42)              (500)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                     5,999             39,912                 62                 54             10,083
  Net realized gain (loss) from
    sales of investments                         7,296              3,970                  5                543              1,288
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                    13,295             43,882                 67                597             11,371
  Change in unrealized gain (loss)                 373            156,233                261               (212)            36,858
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                               13,668            200,115                328                385             48,229
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $         11,777   $        203,331   $            344   $            343   $         47,729
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                         FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP       FIDELITY VIP
                                         FREEDOM 2020       FREEDOM 2025       FREEDOM 2030       FREEDOM 2035       FREEDOM 2040
                                          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $         11,727   $          7,174   $          4,280   $          6,713   $         10,131

EXPENSES:
  Mortality and expense risk fees                9,537              6,820              4,786              7,796             13,079
  Other expense fees                             1,363                828                558                922              1,687
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                              10,900              7,648              5,344              8,718             14,766
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                   827               (474)            (1,064)            (2,005)            (4,635)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                    25,999             14,940             12,999             19,491             36,676
  Net realized gain (loss) from
    sales of investments                         8,942              1,702              5,841                854             19,954
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                    34,941             16,642             18,840             20,345             56,630
  Change in unrealized gain (loss)              90,015             63,742             45,983             98,500            168,480
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                              124,956             80,384             64,823            118,845            225,110
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $        125,783   $         79,910   $         63,759   $        116,840   $        220,475
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                                                  FIDELITY VIP
                                         FIDELITY VIP       FIDELITY VIP       FIDELITY VIP          GROWTH         FIDELITY VIP
                                         FREEDOM 2045       FREEDOM 2050      FREEDOM INCOME     OPPORTUNITIES          INDEX
                                          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO        500 PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $            807   $          1,069   $            368   $          1,306   $         47,844

EXPENSES:
  Mortality and expense risk fees                  935              1,474                198             16,663             34,221
  Other expense fees                               122                182                 45              1,925              4,192
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                               1,057              1,656                243             18,588             38,413
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                  (250)              (587)               125            (17,282)             9,431
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                     2,693              4,896                263            144,101              8,144
  Net realized gain (loss) from
    sales of investments                           785              8,362                184             23,972             40,480
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                     3,478             13,258                447            168,073             48,624
  Change in unrealized gain (loss)              12,400             12,467              1,677            184,211            444,499
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                               15,878             25,725              2,124            352,284            493,123
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $         15,628   $         25,138   $          2,249   $        335,002   $        502,554
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                                                                   FT VIP FRANKLIN
                                                            FIDELITY VIP       FIDELITY VIP                         MUTUAL GLOBAL
                                       FIDELITY VIP MID        OVERSEAS       STRATEGIC INCOME   FT VIP FRANKLIN     DISCOVERY VIP
                                        CAP PORTFOLIO        PORTFOLIO          PORTFOLIO       INCOME VIP FUND          FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          5,840   $          2,572   $         41,746   $        177,301   $         31,421

EXPENSES:
  Mortality and expense risk fees               14,468              2,036             16,456             55,404             22,351
  Other expense fees                             1,751                231              2,100              6,489              2,739
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                              16,219              2,267             18,556             61,893             25,090
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)               (10,379)               305             23,190            115,408              6,331
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                    53,510                200              7,218                 --            100,046
  Net realized gain (loss) from
    sales of investments                         7,436                471              2,933             24,373             (4,248)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                    60,946                671             10,151             24,373             95,798
  Change in unrealized gain (loss)             152,580             29,463             49,730            195,059             19,838
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                              213,526             30,134             59,881            219,432            115,636
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $        203,147   $         30,439   $         83,071   $        334,840   $        121,967
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                                                 GOLDMAN SACHS      GOLDMAN SACHS
                                       FT VIP FRANKLIN    FT VIP FRANKLIN         FT VIP            BALANCED        EQUITY GROWTH
                                        MUTUAL SHARES     SMALL CAP VALUE       TEMPLETON           STRATEGY           STRATEGY
                                           VIP FUND           VIP FUND       GROWTH VIP FUND       PORTFOLIO          PORTFOLIO
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $         10,700   $          6,195   $          5,334   $         26,987   $          7,995

EXPENSES:
  Mortality and expense risk fees                6,025             15,797              4,010             15,147              4,722
  Other expense fees                               729              1,788                469              1,757                579
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                               6,754             17,585              4,479             16,904              5,301
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                 3,946            (11,390)               855             10,083              2,694
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                    19,404             84,730                 --             20,185                 --
  Net realized gain (loss) from
    sales of investments                         7,803              4,036              1,019             13,248             11,017
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                    27,207             88,766              1,019             33,433             11,017
  Change in unrealized gain (loss)               1,082             23,643             44,905             63,033             69,450
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                               28,289            112,409             45,924             96,466             80,467
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $         32,235   $        101,019   $         46,779   $        106,549   $         83,161
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                        GOLDMAN SACHS                         GOLDMAN SACHS                         GOLDMAN SACHS
                                          GROWTH AND       GOLDMAN SACHS      INTERNATIONAL      GOLDMAN SACHS        TECHNOLOGY
                                       INCOME STRATEGY    GROWTH STRATEGY      REAL ESTATE        REAL ESTATE       OPPORTUNITIES
                                          PORTFOLIO          PORTFOLIO       SECURITIES FUND    SECURITIES FUND          FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $         26,533   $         27,270   $          4,778   $          5,321   $             --

EXPENSES:
  Mortality and expense risk fees               12,783             12,462              1,300              4,274             14,781
  Other expense fees                             1,605              1,565                156                511              1,713
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                              14,388             14,027              1,456              4,785             16,494
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                12,145             13,243              3,322                536            (16,494)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                        --                 --                 --             53,616             96,007
  Net realized gain (loss) from
    sales of investments                         8,968              8,758                149             (5,301)            28,135
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                     8,968              8,758                149             48,315            124,142
  Change in unrealized gain (loss)             123,796            161,271             12,974            (46,752)           217,853
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                              132,764            170,029             13,123              1,563            341,995
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $        144,909   $        183,272   $         16,445   $          2,099   $        325,501
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                                              GOLDMAN SACHS      GOLDMAN SACHS      GOLDMAN SACHS
                                        GOLDMAN SACHS      GOLDMAN SACHS        VIT GLOBAL       VIT GOVERNMENT       VIT GROWTH
                                        VIT CORE FIXED    VIT EQUITY INDEX        TRENDS          MONEY MARKET      OPPORTUNITIES
                                         INCOME FUND            FUND         ALLOCATION FUND          FUND               FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $         21,391   $          8,123   $            124   $         22,587   $             --

EXPENSES:
  Mortality and expense risk fees               10,880              6,635                522             62,835              4,027
  Other expense fees                             1,241                761                 68              7,048                465
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                              12,121              7,396                590             69,883              4,492
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                 9,270                727               (466)           (47,296)            (4,492)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                        --             23,003              1,052                 --             32,416
  Net realized gain (loss) from
    sales of investments                         2,265              7,509                808                 --             11,858
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                     2,265             30,512              1,860                 --             44,274
  Change in unrealized gain (loss)               2,196             59,915              3,463                 --             27,325
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                                4,461             90,427              5,323                 --             71,599
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $         13,731   $         91,154   $          4,857   $        (47,296)  $         67,107
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                        GOLDMAN SACHS                                            GOLDMAN SACHS
                                       VIT HIGH QUALITY    GOLDMAN SACHS      GOLDMAN SACHS      VIT SMALL CAP      GOLDMAN SACHS
                                        FLOATING RATE      VIT LARGE CAP       VIT MID CAP      EQUITY INSIGHTS     VIT STRATEGIC
                                             FUND            VALUE FUND         VALUE FUND            FUND           GROWTH FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          7,156   $          2,259   $            626   $            644   $            831

EXPENSES:
  Mortality and expense risk fees                7,536              1,768              1,615              2,505              3,976
  Other expense fees                               875                224                187                305                472
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                               8,411              1,992              1,802              2,810              4,448
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                (1,255)               267             (1,176)            (2,166)            (3,617)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                        --             28,342              7,091             24,025             14,276
  Net realized gain (loss) from
    sales of investments                        (2,147)               507                 12              1,978             16,653
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                    (2,147)            28,849              7,103             26,003             30,929
  Change in unrealized gain (loss)               3,590            (17,406)             5,104             (3,918)            45,071
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                                1,443             11,443             12,207             22,085             76,000
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $            188   $         11,710   $         11,031   $         19,919   $         72,383
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                        GOLDMAN SACHS
                                        VIT STRATEGIC      GOLDMAN SACHS       INVESCO V.I.                          INVESCO V.I.
                                        INTERNATIONAL     VIT U.S. EQUITY        AMERICAN      INVESCO V.I. CORE    GLOBAL HEALTH
                                         EQUITY FUND       INSIGHTS FUND      FRANCHISE FUND      EQUITY FUND          CARE FUND
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $          4,495   $          2,201   $             --   $          2,400   $            901

EXPENSES:
  Mortality and expense risk fees                3,021              2,519              1,319              3,575             13,683
  Other expense fees                               355                290                152                448              1,581
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                               3,376              2,809              1,471              4,023             15,264
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                 1,119               (608)            (1,471)            (1,623)           (14,363)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                        --             20,260             11,261             15,626             55,889
  Net realized gain (loss) from
    sales of investments                         1,890              3,640              1,436              8,156            (14,606)
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                     1,890             23,900             12,697             23,782             41,283
  Change in unrealized gain (loss)              46,787             14,570              6,338              9,771            105,749
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                               48,677             38,470             19,035             33,553            147,032
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $         49,796   $         37,862   $         17,564   $         31,930   $        132,669
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                               JANUS                                 JANUS
                                       INVESCO V.I. MID      HENDERSON            JANUS          HENDERSON MID
                                       CAP CORE EQUITY       ENTERPRISE      HENDERSON FORTY       CAP VALUE          MFS(R) NEW
                                             FUND          PORTFOLIO (a)      PORTFOLIO (a)      PORTFOLIO (a)     DISCOVERY SERIES
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $            318   $          1,334   $             --   $          8,513   $             --

EXPENSES:
  Mortality and expense risk fees                1,015             11,605             13,822             16,956              5,524
  Other expense fees                               123              1,362              1,638              1,986                663
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                               1,138             12,967             15,460             18,942              6,187
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                  (820)           (11,633)           (15,460)           (10,429)            (6,187)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                     2,095             60,985             63,307             50,239              8,822
  Net realized gain (loss) from
    sales of investments                           638             45,146              3,820             10,106              1,282
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                     2,733            106,131             67,127             60,345             10,104
  Change in unrealized gain (loss)               7,553            108,503            212,202             99,167             93,813
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                               10,286            214,634            279,329            159,512            103,917
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $          9,466   $        203,001   $        263,869   $        149,083   $         97,730
                                      =================  =================  =================  =================  =================

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                                            OPPENHEIMER                                              OPPENHEIMER
                                                            CONSERVATIVE                          OPPENHEIMER        MAIN STREET
                                       MFS(R) UTILITIES       BALANCED         OPPENHEIMER      GLOBAL STRATEGIC      SMALL CAP
                                            SERIES            FUND/VA         GLOBAL FUND/VA     INCOME FUND/VA       FUND(R)/VA
                                      -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $         18,874   $          8,519   $          9,075   $         17,590   $          9,105

EXPENSES:
  Mortality and expense risk fees                5,664              6,026             15,023             10,199             17,967
  Other expense fees                               672                748              1,824              1,275              2,103
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Total expenses                               6,336              6,774             16,847             11,474             20,070
                                      -----------------  -----------------  -----------------  -----------------  -----------------

    Net investment income (loss)                12,538              1,745             (7,772)             6,116            (10,965)
                                      -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                        --                 --                 --                 --             75,937
  Net realized gain (loss) from
    sales of investments                        (2,032)             5,225             25,503             (7,475)            13,717
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized gain (loss)                    (2,032)             5,225             25,503             (7,475)            89,654
  Change in unrealized gain (loss)              43,290             28,628            328,691             39,478             83,810
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                               41,258             33,853            354,194             32,003            173,464
                                      -----------------  -----------------  -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $         53,796   $         35,598   $        346,422   $         38,119   $        162,499
                                      =================  =================  =================  =================  =================

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

                                           PIONEER
                                           EMERGING       PIONEER MID CAP     PIONEER SELECT
                                         MARKETS VCT         VALUE VCT        MID CAP GROWTH
                                        PORTFOLIO (B)        PORTFOLIO        VCT PORTFOLIO
                                      -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends                           $             --   $          3,543   $            668

EXPENSES:
  Mortality and expense risk fees                9,701              7,216             10,956
  Other expense fees                             1,133                847              1,296
                                      -----------------  -----------------  -----------------
    Total expenses                              10,834              8,063             12,252
                                      -----------------  -----------------  -----------------

    Net investment income (loss)               (10,834)            (4,520)           (11,584)
                                      -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Capital gain distributions                        --             45,946             10,659
  Net realized gain (loss) from
     sales of investments                       61,926              5,151             12,926
                                      -----------------  -----------------  -----------------
    Net realized gain (loss)                    61,926             51,097             23,585
  Change in unrealized gain (loss)             152,553              9,345            204,103
                                      -----------------  -----------------  -----------------
    Net realized and unrealized
      gain (loss)                              214,479             60,442            227,688
                                      -----------------  -----------------  -----------------
    Net increase (decrease) in net
      assets from operations          $        203,645   $         55,922   $        216,104
                                      =================  =================  =================

--------
(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.


COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                        AB VPS INTERMEDIATE BOND       AB VPS INTERNATIONAL VALUE         AB VPS SMALL CAP GROWTH
                                               PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                        2017             2016            2017            2016             2017            2016
                                    --------------   --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $      20,428    $      15,977   $       3,463   $        (677)   $      (7,150)  $      (5,993)
  Net realized gain (loss)                  3,179            4,872           9,783            (437)          (3,751)        117,372
  Change in unrealized gain (loss)             88           (2,499)         41,855          (3,253)         146,456         (97,128)
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 23,695           18,350          55,101          (4,367)         135,555          14,251
                                    --------------   --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                    51,120           44,002          34,774           7,214            1,465           1,440
  Terminations and withdrawals           (106,112)        (183,232)       (112,322)         (6,539)         (20,065)        (31,178)
  Contract benefits                        (2,657)              --              --              --               --              --
  Contract charges                           (321)            (357)            (97)            (70)            (302)           (294)
  Net transfers between
    Sub-Accounts                             (755)         530,880         160,442           1,649           (2,357)        (22,548)
  Other transfers from (to) the
    General Account                           162            3,919          72,750           1,029              958             281
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                          (58,563)         395,212         155,547           3,283          (20,301)        (52,299)
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                (34,868)         413,562         210,648          (1,084)         115,254         (38,048)

NET ASSETS:
  Beginning of year                     1,277,193          863,631         202,153         203,237          433,036         471,084
                                    --------------   --------------  --------------  --------------   --------------  --------------
  End of year                       $   1,242,325    $   1,277,193   $     412,801   $     202,153    $     548,290   $     433,036
                                    ==============   ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       AB VPS SMALL/MID CAP VALUE      FIDELITY VIP CONTRAFUND(R)         FIDELITY VIP DISCIPLINED
                                               PORTFOLIO                        PORTFOLIO                   SMALL CAP PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                        2017             2016            2017            2016             2017            2016
                                    --------------   --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $     (10,073)   $      (7,670)  $     (18,468)  $     (17,673)   $      (1,891)  $      (1,807)
  Net realized gain (loss)                 48,649           31,570         206,926         179,578           13,295          14,530
  Change in unrealized gain (loss)         41,509          124,532         350,772           3,961              373          31,715
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 80,085          148,432         539,230         165,866           11,777          44,438
                                    --------------   --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                    25,383           29,873         308,975         279,869           32,492          30,738
  Terminations and withdrawals           (176,895)         (11,712)       (261,095)       (130,708)         (33,427)        (14,574)
  Contract benefits                            --               --              --              --               --              --
  Contract charges                           (177)            (184)         (1,026)         (1,036)            (199)           (190)
  Net transfers between
    Sub-Accounts                          (28,664)          30,357         (27,525)        117,283          (31,362)          5,028
  Other transfers from (to) the
    General Account                        23,563            5,920           9,808          26,045            2,315           4,491
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                         (156,790)          54,254          29,137         291,453          (30,181)         25,493
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                (76,705)         202,686         568,367         457,319          (18,404)         69,931

NET ASSETS:
  Beginning of year                       844,461          641,775       2,694,135       2,236,816          251,482         181,551
                                    --------------   --------------  --------------  --------------   --------------  --------------
  End of year                       $     767,756    $     844,461   $   3,262,502   $   2,694,135    $     233,078   $     251,482
                                    ==============   ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                      FIDELITY VIP EQUITY-INCOME       FIDELITY VIP FREEDOM 2005        FIDELITY VIP FREEDOM 2010
                                              PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                        2017             2016            2017            2016             2017            2016
                                    --------------   --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $       3,216    $      15,632   $          16   $          10    $         (42)  $        (126)
  Net realized gain (loss)                 43,882           65,309              67              34              597          (1,264)
  Change in unrealized gain (loss)        156,233          113,438             261              79             (212)            757
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                203,331          194,379             344             123              343            (633)
                                    --------------   --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                   248,221          111,729           1,139             990               --             284
  Terminations and withdrawals           (169,927)         (42,291)             --              --           (3,707)             --
  Contract benefits                        (7,285)              --              --              --               --              --
  Contract charges                           (496)            (490)            (35)            (34)             (16)            (21)
  Net transfers between
    Sub-Accounts                           93,446          312,353              --              --               --         (40,198)
  Other transfers from (to) the
    General Account                         9,873            9,595              (1)             --               --              --
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                          173,832          390,896           1,103             956           (3,723)        (39,935)
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                377,163          585,275           1,447           1,079           (3,380)        (40,568)

NET ASSETS:
  Beginning of year                     1,727,735        1,142,460           2,703           1,624            3,380          43,948
                                    --------------   --------------  --------------  --------------   --------------  --------------
  End of year                       $   2,104,898    $   1,727,735   $       4,150   $       2,703    $          --   $       3,380
                                    ==============   ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP FREEDOM 2015        FIDELITY VIP FREEDOM 2020        FIDELITY VIP FREEDOM 2025
                                               PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                        2017             2016            2017            2016             2017            2016
                                    --------------   --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $        (500)   $        (124)  $         827   $         257    $        (474)  $          73
  Net realized gain (loss)                 11,371            8,477          34,941          36,979           16,642          14,513
  Change in unrealized gain (loss)         36,858            2,783          90,015           2,062           63,742           4,236
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 47,729           11,136         125,783          39,298           79,910          18,822
                                    --------------   --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                    25,888            1,905          27,214         101,640           99,939          85,879
  Terminations and withdrawals             (7,127)          (3,026)        (11,900)       (119,389)         (24,079)        (26,764)
  Contract benefits                            --               --              --              --               --          (2,196)
  Contract charges                           (143)            (118)           (348)           (369)            (635)           (646)
  Net transfers between
    Sub-Accounts                              (10)          52,933         (62,372)          5,287            1,348           6,910
  Other transfers from (to) the
    General Account                         1,488            1,463             624             707            2,590           2,111
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                           20,096           53,157         (46,782)        (12,124)          79,163          65,294
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 67,825           64,293          79,001          27,174          159,073          84,116

NET ASSETS:
  Beginning of year                       357,074          292,781         883,825         856,651          448,742         364,626
                                    --------------   --------------  --------------  --------------   --------------  --------------
  End of year                       $     424,899    $     357,074   $     962,826   $     883,825    $     607,815   $     448,742
                                    ==============   ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP FREEDOM 2030        FIDELITY VIP FREEDOM 2035        FIDELITY VIP FREEDOM 2040
                                               PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                        2017             2016            2017            2016             2017            2016
                                    --------------   --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $      (1,064)   $      (1,244)  $      (2,005)  $      (1,119)   $      (4,635)  $      (1,787)
  Net realized gain (loss)                 18,840           28,283          20,345          13,213           56,630          37,497
  Change in unrealized gain (loss)         45,983           (9,581)         98,500          10,944          168,480          17,828
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 63,759           17,458         116,840          23,038          220,475          53,538
                                    --------------   --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                    22,488           22,963          82,162          51,815           13,109          15,877
  Terminations and withdrawals            (19,447)         (99,288)         (1,064)         (6,201)        (113,991)           (883)
  Contract benefits                            --               --              --              --               --              --
  Contract charges                           (393)            (383)           (436)           (473)            (445)           (474)
  Net transfers between
    Sub-Accounts                           (4,870)         (13,393)            (35)        (39,989)         (68,084)        (10,584)
  Other transfers from (to) the
    General Account                         2,427           12,527           6,424           6,180            1,481           1,415
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                              205          (77,574)         87,051          11,332         (167,930)          5,351
                                    --------------   --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 63,964          (60,116)        203,891          34,370           52,545          58,889

NET ASSETS:
  Beginning of year                       331,467          391,583         516,240         481,870        1,099,249       1,040,360
                                    --------------   --------------  --------------  --------------   --------------  --------------
  End of year                       $     395,431    $     331,467   $     720,131   $     516,240    $   1,151,794   $   1,099,249
                                    ==============   ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP FREEDOM 2045       FIDELITY VIP FREEDOM 2050        FIDELITY VIP FREEDOM INCOME
                                               PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $         (250)  $         (82)  $        (587)  $         (83)   $         125   $         133
  Net realized gain (loss)                   3,478           1,951          13,258           6,443              447             287
  Change in unrealized gain (loss)          12,400           1,809          12,467           1,427            1,677             639
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  15,628           3,678          25,138           7,787            2,249           1,059
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     14,109           9,053          16,136          18,287               --              --
  Terminations and withdrawals              (6,018)         (3,621)        (66,406)        (22,857)          (5,718)         (1,768)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                            (448)           (347)           (614)           (559)              (2)             (3)
  Net transfers between
    Sub-Accounts                                --           7,836              (3)         (2,211)              --              --
  Other transfers from (to) the
    General Account                             (1)             26             936          10,082               --              --
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                             7,642          12,947         (49,951)          2,742           (5,720)         (1,771)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  23,270          16,625         (24,813)         10,529           (3,471)           (712)

NET ASSETS:
  Beginning of year                         65,539          48,914         140,140         129,611           31,952          32,664
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $       88,809   $      65,539   $     115,327   $     140,140    $      28,481   $      31,952
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                           FIDELITY VIP GROWTH            FIDELITY VIP INDEX 500            FIDELITY VIP MID CAP
                                         OPPORTUNITIES PORTFOLIO                PORTFOLIO                        PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $      (17,282)  $     (12,593)  $       9,431   $       4,199    $     (10,379)  $      (8,507)
  Net realized gain (loss)                 168,073          23,835          48,624          18,291           60,946          42,851
  Change in unrealized gain (loss)         184,211         (23,033)        444,499         168,052          152,580          49,868
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 335,002         (11,791)        502,554         190,542          203,147          84,212
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     46,770          49,261         461,669         331,630          112,167          96,274
  Terminations and withdrawals             (45,046)        (59,031)       (210,207)       (199,059)         (89,965)        (53,638)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                            (872)           (885)         (1,552)         (1,085)            (529)           (544)
  Net transfers between
    Sub-Accounts                           226,626          (3,982)        295,379         381,911           10,107         114,973
  Other transfers from (to) the
    General Account                         15,411           2,473          23,560          53,632            1,293          11,427
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                           242,889         (12,164)        568,849         567,029           33,073         168,492
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 577,891         (23,955)      1,071,403         757,571          236,220         252,704

NET ASSETS:
  Beginning of year                        924,772         948,727       2,265,791       1,508,220        1,059,781         807,077
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $    1,502,663   $     924,772   $   3,337,194   $   2,265,791    $   1,296,001   $   1,059,781
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                         FIDELITY VIP OVERSEAS        FIDELITY VIP STRATEGIC INCOME       FT VIP FRANKLIN INCOME
                                               PORTFOLIO                        PORTFOLIO                        VIP FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $          305   $        (681)  $      23,190   $      30,365    $     115,408   $     127,426
  Net realized gain (loss)                     671          (3,560)         10,151          (8,061)          24,373          (7,393)
  Change in unrealized gain (loss)          29,463          (3,429)         49,730          43,590          195,059         315,313
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  30,439          (7,670)         83,071          65,894          334,840         435,346
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      8,923          29,493          68,426          54,752          251,273         216,700
  Terminations and withdrawals              (2,984)        (18,781)        (92,386)       (117,951)        (201,384)       (116,537)
  Contract benefits                             --              --              --              --           (3,472)             --
  Contract charges                            (104)            (93)           (302)           (243)            (729)           (806)
  Net transfers between
    Sub-Accounts                           117,253         (59,959)          2,604         270,677          (90,630)        126,922
  Other transfers from (to) the
    General Account                             22             122              65           4,907            3,107          20,680
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                           123,110         (49,218)        (21,593)        212,142          (41,835)        246,959
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 153,549         (56,888)         61,478         278,036          293,005         682,305

NET ASSETS:
  Beginning of year                         76,871         133,759       1,359,985       1,081,949        4,162,940       3,480,635
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      230,420   $      76,871   $   1,421,463   $   1,359,985    $   4,455,945   $   4,162,940
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                     FT VIP FRANKLIN MUTUAL GLOBAL    FT VIP FRANKLIN MUTUAL SHARES      FT VIP FRANKLIN SMALL CAP
                                          DISCOVERY VIP FUND                   VIP FUND                      VALUE VIP FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $        6,331   $       3,538   $       3,946   $       3,112    $     (11,390)  $      (6,397)
  Net realized gain (loss)                  95,798          90,537          27,207          37,252           88,766         121,257
  Change in unrealized gain (loss)          19,838          43,870           1,082          13,025           23,643         111,047
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 121,967         137,945          32,235          53,389          101,019         225,907
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                    213,923         158,553          48,962          66,639           64,966          48,620
  Terminations and withdrawals            (188,539)        (82,107)        (44,269)        (16,535)        (171,036)        (43,742)
  Contract benefits                         (1,929)             --              --              --           (2,120)             --
  Contract charges                            (626)           (662)           (174)           (204)            (253)           (252)
  Net transfers between
    Sub-Accounts                            (9,086)        218,699         (31,910)         91,830           45,668         213,568
  Other transfers from (to) the
    General Account                         38,079           4,974           3,098           1,598           31,781           9,733
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                            51,822         299,457         (24,293)        143,328          (30,994)        227,927
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 173,789         437,402           7,942         196,717           70,025         453,834

NET ASSETS:
  Beginning of year                      1,742,855       1,305,453         478,520         281,803        1,174,482         720,648
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $    1,916,644   $   1,742,855   $     486,462   $     478,520    $   1,244,507   $   1,174,482
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       FT VIP TEMPLETON GROWTH           GOLDMAN SACHS BALANCED        GOLDMAN SACHS EQUITY GROWTH
                                               VIP FUND                   STRATEGY  PORTFOLIO               STRATEGY PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $          855   $       1,360   $      10,083   $      (4,327)   $       2,694   $          52
  Net realized gain (loss)                   1,019           9,007          33,433             339           11,017           6,001
  Change in unrealized gain (loss)          44,905           8,692          63,033          41,839           69,450           9,147
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  46,779          19,059         106,549          37,851           83,161          15,200
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      6,379           7,170          52,477          57,512           18,473          22,492
  Terminations and withdrawals              (9,785)         (5,629)        (61,578)        (50,321)         (34,875)        (15,714)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                             (85)            (64)           (996)         (1,092)            (518)           (563)
  Net transfers between
    Sub-Accounts                            51,569            (101)        (69,530)        (60,786)              19          59,014
  Other transfers from (to) the
    General Account                             15              76           4,219           8,857            5,601           9,291
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                            48,093           1,452         (75,408)        (45,830)         (11,300)         74,520
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  94,872          20,511          31,141          (7,979)          71,861          89,720

NET ASSETS:
  Beginning of year                        254,791         234,280       1,138,648       1,146,627          343,527         253,807
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      349,663   $     254,791   $   1,169,789   $   1,138,648    $     415,388   $     343,527
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                    GOLDMAN SACHS GROWTH AND INCOME   GOLDMAN SACHS GROWTH STRATEGY     GOLDMAN SACHS INTERNATIONAL
                                          STRATEGY PORTFOLIO                   PORTFOLIO                REAL ESTATE SECURITIES FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $       12,145   $      (3,702)  $      13,243   $      (3,226)   $       3,322   $       2,162
  Net realized gain (loss)                   8,968          16,271           8,758           4,062              149          (1,957)
  Change in unrealized gain (loss)         123,796          31,688         161,271          39,698           12,974          (3,325)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 144,909          44,257         183,272          40,534           16,445          (3,120)
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     65,294          76,091         110,981          89,154           11,843          10,774
  Terminations and withdrawals             (29,708)       (102,857)        (24,452)         (4,664)         (23,142)         (8,275)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                          (1,753)         (1,868)           (654)           (724)             (64)            (63)
  Net transfers between
    Sub-Accounts                           (11,619)          9,988          (6,109)        (16,076)          33,696          (3,571)
  Other transfers from (to) the
    General Account                          4,420          11,435           4,819              78           10,694             222
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                            26,634          (7,211)         84,585          67,768           33,027            (913)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 171,543          37,046         267,857         108,302           49,472          (4,033)

NET ASSETS:
  Beginning of year                        974,048         937,002         911,948         803,646           79,682          83,715
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $    1,145,591   $     974,048   $   1,179,805   $     911,948    $     129,154   $      79,682
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       GOLDMAN SACHS REAL ESTATE        GOLDMAN SACHS TECHNOLOGY       GOLDMAN SACHS VIT CORE FIXED
                                            SECURITIES FUND                OPPORTUNITIES FUND                   INCOME FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $          536   $       2,090   $     (16,494)  $     (11,102)   $       9,270   $       4,629
  Net realized gain (loss)                  48,315          41,142         124,142          48,969            2,265           7,730
  Change in unrealized gain (loss)         (46,752)        (36,102)        217,853          (8,685)           2,196           1,322
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                   2,099           7,130         325,501          29,182           13,731          13,681
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     36,643          30,121          74,377          77,950           13,228          26,503
  Terminations and withdrawals             (19,055)        (31,799)        (89,162)       (103,275)         (72,731)        (47,415)
  Contract benefits                             --              --              --              --               --          (3,728)
  Contract charges                            (219)           (264)           (433)           (361)            (185)           (213)
  Net transfers between
    Sub-Accounts                           (29,439)         44,156         152,463         101,060          (21,795)       (181,648)
  Other transfers from (to) the
    General Account                            994             746           5,014          11,145            5,959          12,434
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                           (11,076)         42,960         142,259          86,519          (75,524)       (194,067)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  (8,977)         50,090         467,760         115,701          (61,793)       (180,386)

NET ASSETS:
  Beginning of year                        347,367         297,277         870,281         754,580          860,466       1,040,852
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      338,390   $     347,367   $   1,338,041   $     870,281    $     798,673   $     860,466
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       GOLDMAN SACHS VIT EQUITY         GOLDMAN SACHS VIT GLOBAL       GOLDMAN SACHS VIT GOVERNMENT
                                              INDEX FUND                 TRENDS ALLOCATION FUND               MONEY MARKET FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $          727   $       3,750   $        (466)  $        (342)   $     (47,296)  $    (124,259)
  Net realized gain (loss)                  30,512          20,554           1,860             174               --              --
  Change in unrealized gain (loss)          59,915           7,330           3,463           1,733               --              --
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  91,154          31,634           4,857           1,565          (47,296)       (124,259)
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     10,691          11,003              69             236          388,988         545,599
  Terminations and withdrawals             (42,578)         (5,385)         (5,830)         (1,157)      (1,005,046)       (667,341)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                            (144)           (160)            (20)            (17)            (992)         (1,286)
  Net transfers between
    Sub-Accounts                            12,865         115,233          (2,236)         18,344       (1,590,074)     (3,193,416)
  Other transfers from (to) the
    General Account                          3,158           3,210          (1,417)          4,950           36,544         293,676
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                           (16,008)        123,901          (9,434)         22,356       (2,170,580)     (3,022,768)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  75,146         155,535          (4,577)         23,921       (2,217,876)     (3,147,027)

NET ASSETS:
  Beginning of year                        482,896         327,361          46,977          23,056        6,237,872       9,384,899
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      558,042   $     482,896   $      42,400   $      46,977    $   4,019,996   $   6,237,872
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                        GOLDMAN SACHS VIT GROWTH     GOLDMAN SACHS VIT HIGH QUALITY     GOLDMAN SACHS VIT LARGE CAP
                                          OPPORTUNITIES FUND              FLOATING RATE FUND                   VALUE FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $       (4,492)  $      (3,994)  $      (1,255)  $      (4,720)   $         267   $         876
  Net realized gain (loss)                  44,274          (7,862)         (2,147)         (9,824)          28,849          (3,643)
  Change in unrealized gain (loss)          27,325           4,907           3,590          10,190          (17,406)         13,802
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  67,107          (6,949)            188          (4,354)          11,710          11,035
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     38,178          13,442          41,334         240,746           12,232          11,840
  Terminations and withdrawals            (131,036)        (13,072)        (82,880)        (90,286)         (10,844)         (6,502)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                            (201)           (210)           (197)           (276)             (57)            (54)
  Net transfers between
    Sub-Accounts                            52,263         (47,712)        (75,245)       (488,118)           8,648          (8,075)
  Other transfers from (to) the
    General Account                         31,324           1,475          12,392          10,187               64               7
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                            (9,472)        (46,077)       (104,596)       (327,747)          10,043          (2,784)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  57,635         (53,026)       (104,408)       (332,101)          21,753           8,251

NET ASSETS:
  Beginning of year                        271,996         325,022         651,102         983,203          143,421         135,170
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      329,631   $     271,996   $     546,694   $     651,102    $     165,174   $     143,421
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       GOLDMAN SACHS VIT MID CAP      GOLDMAN SACHS VIT SMALL CAP      GOLDMAN SACHS VIT STRATEGIC
                                              VALUE FUND                 EQUITY INSIGHTS FUND                  GROWTH FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $       (1,176)  $        (540)  $      (2,166)  $        (522)   $      (3,617)  $      (2,208)
  Net realized gain (loss)                   7,103         (11,985)         26,003           4,631           30,929           3,349
  Change in unrealized gain (loss)           5,104          23,280          (3,918)         30,432           45,071            (418)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  11,031          10,755          19,919          34,541           72,383             723
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      3,429           5,075          30,289          26,676           10,091          10,829
  Terminations and withdrawals              (2,358)        (73,473)         (3,148)        (10,166)         (30,290)        (21,762)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                             (38)            (44)            (62)            (72)            (193)           (207)
  Net transfers between
    Sub-Accounts                                --              --         (12,884)         32,146           71,097             688
  Other transfers from (to) the
    General Account                            284             285           1,725             994              529             767
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                             1,317         (68,157)         15,920          49,578           51,234          (9,685)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  12,348         (57,402)         35,839          84,119          123,617          (8,962)

NET ASSETS:
  Beginning of year                        119,322         176,724         184,532         100,413          217,478         226,440
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      131,670   $     119,322   $     220,371   $     184,532    $     341,095   $     217,478
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                      GOLDMAN SACHS VIT STRATEGIC     GOLDMAN SACHS VIT U.S. EQUITY        INVESCO V.I. AMERICAN
                                       INTERNATIONAL EQUITY FUND              INSIGHTS FUND                   FRANCHISE FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $        1,119   $       1,062   $        (608)  $        (598)   $      (1,471)  $        (455)
  Net realized gain (loss)                   1,890            (107)         23,900           8,138           12,697           3,379
  Change in unrealized gain (loss)          46,787          (5,803)         14,570           8,951            6,338          (1,923)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  49,796          (4,848)         37,862          16,491           17,564           1,001
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                      4,903           5,460           6,967           7,869            1,906           1,904
  Terminations and withdrawals              (6,857)         (3,678)         (2,799)         (9,688)            (464)           (228)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                             (26)            (25)            (82)            (93)             (27)            (29)
  Net transfers between
    Sub-Accounts                            43,898          88,662         (23,372)        (18,039)          42,350          11,057
  Other transfers from (to) the
    General Account                              2               1           1,632           2,365             (444)             --
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                            41,920          90,420         (17,654)        (17,586)          43,321          12,704
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  91,716          85,572          20,208          (1,095)          60,885          13,705

NET ASSETS:
  Beginning of year                        201,395         115,823         180,133         181,228           37,208          23,503
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      293,111   $     201,395   $     200,341   $     180,133    $      98,093   $      37,208
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                           INVESCO V.I. CORE           INVESCO V.I. GLOBAL HEALTH       INVESCO  V.I. MID CAP CORE
                                              EQUITY FUND                       CARE FUND                       EQUITY FUND
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $       (1,623)  $      (2,230)  $     (14,363)  $     (15,800)   $        (820)  $        (310)
  Net realized gain (loss)                  23,782          32,139          41,283         120,937            2,733           1,860
  Change in unrealized gain (loss)           9,771         (12,476)        105,749        (261,640)           7,553           1,485
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  31,930          17,433         132,669        (156,503)           9,466           3,035
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     10,452          11,959          49,516          67,865           19,275          12,600
  Terminations and withdrawals             (19,079)        (19,945)       (128,809)       (168,933)            (406)           (744)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                             (53)            (61)           (300)           (339)              --              (9)
  Net transfers between
    Sub-Accounts                           (21,141)        (20,153)         91,383          11,563           25,853          17,267
  Other transfers from (to) the
    General Account                            (21)             (1)        (12,829)          5,550              361          13,563
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                           (29,842)        (28,201)         (1,039)        (84,294)          45,083          42,677
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                   2,088         (10,768)        131,630        (240,797)          54,549          45,712

NET ASSETS:
  Beginning of year                        291,648         302,416         935,068       1,175,865           51,314           5,602
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      293,736   $     291,648   $   1,066,698   $     935,068    $     105,863   $      51,314
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       JANUS HENDERSON ENTERPRISE        JANUS HENDERSON FORTY         JANUS HENDERSON MID CAP VALUE
                                             PORTFOLIO (a)                    PORTFOLIO (a)                    PORTFOLIO (a)
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $      (11,633)  $      (9,853)  $     (15,460)  $     (10,957)   $     (10,429)  $      (5,848)
  Net realized gain (loss)                 106,131          63,042          67,127          75,893           60,345         135,648
  Change in unrealized gain (loss)         108,503          14,230         212,202         (67,418)          99,167          39,689
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 203,001          67,419         263,869          (2,482)         149,083         169,489
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     62,151          25,424          71,798          44,502           93,169          77,133
  Terminations and withdrawals            (215,622)        (28,984)       (248,999)        (30,336)        (195,203)        (62,399)
  Contract benefits                         (2,553)             --          (2,603)             --               --              --
  Contract charges                            (337)           (252)           (319)           (322)            (269)           (288)
  Net transfers between
    Sub-Accounts                            (6,168)        160,532          18,494         107,735            1,204          66,706
  Other transfers from (to) the
    General Account                         29,730           5,769          47,868           7,183           80,506          17,977
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                          (132,799)        162,489        (113,761)        128,762          (20,593)         99,129
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                  70,202         229,908         150,108         126,280          128,490         268,618

NET ASSETS:
  Beginning of year                        855,821         625,913         965,976         839,696        1,276,520       1,007,902
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      926,023   $     855,821   $   1,116,084   $     965,976    $   1,405,010   $   1,276,520
                                    ===============  ==============  ==============  ==============   ==============  ==============

--------
(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         OPPENHEIMER CONSERVATIVE
                                      MFS(R) NEW DISCOVERY SERIES        MFS(R) UTILITIES SERIES             BALANCED FUND/VA
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $       (6,187)  $      (3,537)  $      12,538   $       9,383    $       1,745   $       3,904
  Net realized gain (loss)                  10,104           8,972          (2,032)            236            5,225          11,989
  Change in unrealized gain (loss)          93,813          12,746          43,290          28,593           28,628           1,863
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                  97,730          18,181          53,796          38,212           35,598          17,756
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     23,466          22,138          44,275          52,693           17,863          21,304
  Terminations and withdrawals             (19,714)        (17,653)        (26,681)        (46,593)         (18,033)        (64,102)
  Contract benefits                             --              --              --              --               --              --
  Contract charges                            (144)           (126)           (220)           (228)            (531)           (585)
  Net transfers between
    Sub-Accounts                            64,894         105,329         (38,133)        (15,977)          11,840           4,014
  Other transfers from (to) the
    General Account                          3,033           5,391           8,933           2,950            6,714           7,736
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                            71,535         115,079         (11,826)         (7,155)          17,853         (31,633)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 169,265         133,260          41,970          31,057           53,451         (13,877)

NET ASSETS:
  Beginning of year                        370,977         237,717         406,564         375,507          474,814         488,691
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $      540,242   $     370,977   $     448,534   $     406,564    $     528,265   $     474,814
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                      OPPENHEIMER GLOBAL STRATEGIC     OPPENHEIMER MAIN STREET SMALL
                                       OPPENHEIMER GLOBAL FUND/VA            INCOME FUND/VA                   CAP FUND(R)/VA
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $       (7,772)  $      (5,911)  $       6,116   $      32,093    $     (10,965)  $     (10,595)
  Net realized gain (loss)                  25,503          68,817          (7,475)        (21,096)          89,654          30,998
  Change in unrealized gain (loss)         328,691         (90,822)         39,478          35,316           83,810         135,042
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 346,422         (27,916)         38,119          46,313          162,499         155,445
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                    120,759          88,224          42,040          58,160          116,721          83,781
  Terminations and withdrawals            (153,196)        (73,529)        (72,687)       (147,800)        (214,624)        (33,951)
  Contract benefits                         (2,956)             --              --              --               --              --
  Contract charges                            (493)           (494)           (349)           (383)            (407)           (375)
  Net transfers between
    Sub-Accounts                           199,964        (175,789)            933        (115,266)         183,456         364,729
  Other transfers from (to) the
    General Account                         29,851           9,482          14,197             934           47,555          22,517
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                           193,929        (152,106)        (15,866)       (204,355)         132,701         436,701
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                 540,351        (180,022)         22,253        (158,042)         295,200         592,146

NET ASSETS:
  Beginning of year                        967,285       1,147,307         809,037         967,079        1,266,002         673,856
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $    1,507,636   $     967,285   $     831,290   $     809,037    $   1,561,202   $   1,266,002
                                    ===============  ==============  ==============  ==============   ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                     PIONEER EMERGING MARKETS VCT      PIONEER MID CAP VALUE VCT       PIONEER SELECT MID CAP GROWTH
                                            PORTFOLIO (b)                      PORTFOLIO                      VCT PORTFOLIO
                                    -------------------------------  ------------------------------   ------------------------------
                                         2017            2016            2017            2016             2017            2016
                                    ---------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)      $      (10,834)  $      (6,331)  $      (4,520)  $      (3,947)   $     (11,584)  $      (9,193)
  Net realized gain (loss)                  61,926         (44,984)         51,097          22,754           23,585          82,206
  Change in unrealized gain (loss)         152,553          62,521           9,345          37,487          204,103         (71,238)
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from operations                 203,645          11,206          55,922          56,294          216,104           1,775
                                    ---------------  --------------  --------------  --------------   --------------  --------------

FROM CONTRACT TRANSACTIONS:
  Net purchase payments                     70,021          57,587          23,702          18,419           39,346          30,726
  Terminations and withdrawals            (118,677)        (34,381)        (27,200)        (10,112)         (92,361)        (33,130)
  Contract benefits                             --              --          (1,719)             --           (1,875)             --
  Contract charges                            (212)           (256)            (59)            (86)            (250)           (241)
  Net transfers between
    Sub-Accounts                          (929,003)        312,152         (51,171)         83,930           38,545          38,864
  Other transfers from (to) the
    General Account                         46,831           6,523             447           1,196            5,792           4,474
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets from Contract
    transactions                          (931,040)        341,625         (56,000)         93,347          (10,803)         40,693
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  Net increase (decrease) in net
    assets                                (727,395)        352,831             (78)        149,641          205,301          42,468

NET ASSETS:
  Beginning of year                        727,395         374,564         541,927         392,286          772,061         729,593
                                    ---------------  --------------  --------------  --------------   --------------  --------------
  End of year                       $           --   $     727,395   $     541,849   $     541,927    $     977,362   $     772,061
                                    ===============  ==============  ==============  ==============   ==============  ==============

--------
(b) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.


COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 - ORGANIZATION

Commonwealth Annuity Separate Account A (the "Separate Account"), which is a funding vehicle for the Commonwealth Annuity Advantage IV, Commonwealth Annuity Preferred Plus and Commonwealth Annuity Horizon annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on February 15, 2007, for the purpose of separating from the general assets of Commonwealth Annuity (the "General Account") those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of Common-wealth Annuity, is a wholly-owned indirect subsidiary of GAFG. Global Atlantic Distributors, LLC, was known as Forethought Distributors, LLC, until May 1, 2016.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Sixty-two Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year.

Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS

AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
MFS(R) Variable Insurance Trust
Oppenheimer Variable Account Funds
Pioneer Variable Contracts Trust

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

UNDERLYING FUND                                                     CLASS
----------------------------------------------------------   -------------------
AB VPS Intermediate Bond Portfolio                             Class B
AB VPS International Value Portfolio                           Class B
AB VPS Small Cap Growth Portfolio                              Class B
AB VPS Small/Mid Cap Value Portfolio                           Class B
Fidelity VIP Contrafund(R) Portfolio                           Service Class 2

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 - ORGANIZATION (CONTINUED)

UNDERLYING FUND (CONTINUED)                                          CLASS
----------------------------------------------------------   -------------------
Fidelity VIP Disciplined Small Cap Portfolio                   Service Class 2
Fidelity VIP Equity-Income Portfolio                           Service Class 2
Fidelity VIP Freedom 2005 Portfolio                            Service Class 2
Fidelity VIP Freedom 2010 Portfolio                            Service Class 2
Fidelity VIP Freedom 2015 Portfolio                            Service Class 2
Fidelity VIP Freedom 2020 Portfolio                            Service Class 2
Fidelity VIP Freedom 2025 Portfolio                            Service Class 2
Fidelity VIP Freedom 2030 Portfolio                            Service Class 2
Fidelity VIP Freedom 2035 Portfolio                            Service Class 2
Fidelity VIP Freedom 2040 Portfolio                            Service Class 2
Fidelity VIP Freedom 2045 Portfolio                            Service Class 2
Fidelity VIP Freedom 2050 Portfolio                            Service Class 2
Fidelity VIP Freedom Income Portfolio                          Service Class 2
Fidelity VIP Growth Opportunities Portfolio                    Service Class 2
Fidelity VIP Index 500 Portfolio                               Service Class 2
Fidelity VIP Mid Cap Portfolio                                 Service Class 2
Fidelity VIP Overseas Portfolio                                Service Class 2
Fidelity VIP Strategic Income Portfolio                        Service Class 2
FT VIP Franklin Income VIP Fund                                Class 2
FT VIP Franklin Mutual Global Discovery VIP Fund               Class 2
FT VIP Franklin Mutual Shares VIP Fund                         Class 2
FT VIP Franklin Small Cap Value VIP Fund                       Class 2
FT VIP Templeton Growth VIP Fund                               Class 2
Goldman Sachs Balanced Strategy Portfolio                      Class A
Goldman Sachs Equity Growth Strategy Portfolio                 Class A
Goldman Sachs Growth and Income Strategy Portfolio             Class A
Goldman Sachs Growth Strategy Portfolio                        Class A
Goldman Sachs International Real Estate Securities Fund        Class A
Goldman Sachs Real Estate Securities Fund                      Class A
Goldman Sachs Technology Opportunities Fund                    Class A
Goldman Sachs VIT Core Fixed Income Fund                       Service Shares
Goldman Sachs VIT Equity Index Fund                            Service Shares
Goldman Sachs VIT Global Trends Allocation Fund                Service Shares
Goldman Sachs VIT Government Money Market Fund                 Service Shares
Goldman Sachs VIT Growth Opportunities Fund                    Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund              Service Shares
Goldman Sachs VIT Large Cap Value Fund                         Service Shares
Goldman Sachs VIT Mid Cap Value Fund                           Service Shares
Goldman Sachs VIT Small Cap Equity Insights Fund               Service Shares
Goldman Sachs VIT Strategic Growth Fund                        Service Shares
Goldman Sachs VIT Strategic International Equity Fund          Service Shares
Goldman Sachs VIT U.S. Equity Insights Fund                    Service Shares
Invesco V.I. American Franchise  Fund                          Series II Shares
Invesco V.I. Core Equity Fund                                  Series II Shares
Invesco  V.I. Global Health Care Fund                          Series II Shares
Invesco V.I. Mid Cap Core Equity Fund                          Series II Shares
Janus Henderson Enterprise Portfolio                           Service Shares
Janus Henderson Forty Portfolio                                Service Shares
Janus Henderson Mid Cap Value Portfolio                        Service Shares
MFS(R) New Discovery Series                                    Service Class
MFS(R) Utilities Series                                        Service Class
Oppenheimer Conservative Balanced Fund/VA                      Service Shares

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 1 - ORGANIZATION (CONTINUED)

UNDERLYING FUND (CONTINUED)                                          CLASS
----------------------------------------------------------   -------------------
Oppenheimer Global Fund/VA                                     Service Shares
Oppenheimer Global Strategic Income Fund/VA                    Service Shares
Oppenheimer Main Street Small Cap Fund(R)/VA                   Service Shares
Pioneer Emerging Markets VCT Portfolio                         Class II
Pioneer Mid Cap Value VCT Portfolio                            Class II
Pioneer Select Mid Cap Growth VCT Portfolio                    Class I

In 2017 the following Sub-Accounts were renamed:

DATE                                     NEW NAME                                      OLD NAME
------------------   ------------------------------------------------   -------------------------------------------
June 5, 2017         Janus Henderson Enterprise Portfolio               Janus Aspen Enterprise Portfolio
June 5, 2017         Janus Henderson Forty Portfolio                    Janus Aspen Forty Portfolio
June 5, 2017         Janus Henderson Mid Cap Value Portfolio            Janus Aspen Perkins Mid Cap Value Portfolio

In 2017 the following Sub-Account was liquidated:

DATE                        LIQUIDATED SUB-ACCOUNT
----------------   ---------------------------------------
November 1, 2017   Pioneer Emerging Markets VCT Portfolio

From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Account is closed to new payment allocations and transfers:

CLOSED SUB-ACCOUNT

AB VPS Small Cap Growth Portfolio

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

SUBSEQUENT EVENTS

For the year ended December 31, 2017, Commonwealth Annuity evaluated subsequent events through March 29, 2018; the issuance date of the financial statements. No subsequent events required disclosure.

INVESTMENTS

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to level 1 inputs and the lowest priority to level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

                        Basis of Fair Value Measurement

     Level 1 Inputs are adjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

     Level 2 Inputs to valuation techniques are observable either directly or indirectly.

     Level 3 One or more inputs to valuation techniques are both significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

ANNUITIZED CONTRACTS

Net assets allocated to Contracts in the payout phase ("Payout Reserves") involving life contingencies are computed according to either the 1983A, Annuity 2000, or 2012 IAR mortality tables. The assumed investment return is 2.5 percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

STATEMENTS OF CHANGES IN NET ASSETS

Contract owners may allocate their Contract values to variable investment options in the Separate Account and the Fixed Account. The Fixed Account is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments under the Contracts (excluding amounts allocated to the Fixed Account) reduced by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Net transfers between Sub-Accounts are amounts that Contract owners have directed to be moved among variable Sub-Accounts. Other transfers from (to) the General Account include certain transfers from and to Contracts in the annuitization phase, reserve

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

adjustments, and withdrawal charges.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2017.

DIVERSIFICATION REQUIREMENT

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectuses. When Contract value has been allocated to more than one investment option, the Contract fee is deducted from the purchase payments and related earnings in the chronological order in which they were received. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Contracts ("Individual Contract"). Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectuses.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

                                                              COMMONWEALTH                        COMMONWEALTH
                                                                 ANNUITY                            ANNUITY
                                              COMMONWEALTH    ADVANTAGE IV      COMMONWEALTH     PREFERRED PLUS     COMMONWEALTH
                                                 ANNUITY      WITH OPTIONAL       ANNUITY        WITH OPTIONAL         ANNUITY
                                              ADVANTAGE IV      RIDER(S)       PREFERRED PLUS       RIDER(S)           HORIZON
                                             --------------  ---------------  ----------------  ----------------  -----------------
Annual Contract Fee                          $          30   $           30   $            30   $            30   $             30

Separate Account Annual Expenses
   Mortality and Expense Risk                        1.15%            1.15%             1.35%             1.35%              0.60%
   Administrative Expenses                           0.15%            0.15%             0.15%             0.15%              0.15%
                                             --------------  ---------------  ----------------  ----------------  -----------------
Total Separate Account Annual Expense
   without optional riders                           1.30%            1.30%             1.50%             1.50%              0.75%
                                             ==============  ===============  ================  ================  =================

Sub-Account Rider Charges:
   Optional Step-Up Death Benefit Charge               N/A            0.20%               N/A             0.20%                N/A
   No Withdrawal Charge Rider                          N/A            0.35%               N/A               N/A                N/A

Contract Rider Charges:
   Guaranteed Lifetime Withdrawal Benefit
     ("GLWB") Rider:
       Maximum Charge:                               1.00%            1.00%             1.00%             1.00%                N/A
       Current Charge:                               0.50%            0.50%             0.50%             0.50%                N/A

   GLWB Plus for Two
       Maximum Charge:                               1.50%            1.50%             1.50%             1.50%                N/A
       Current Charge:                               0.75%            0.75%             0.75%             0.75%                N/A

                                             WHEN CHARGE IS DEDUCTED                                  HOW DEDUCTED
                                -------------------------------------------------  -------------------------------------------------
Annual Contract Fee             Annually, and upon full surrender of the Contract  Charged against individual Contracts
Mortality and Expense Risk      Daily                                              Deducted from Sub-Accounts as a reduction in Unit
   Charge                                                                             Fair Value
Administrative Charge           Daily                                              Deducted from Sub-Accounts as a reduction in Unit
                                                                                      Fair Value
Sub-Account Rider Charges       Daily                                              Deducted from Sub-Accounts as a reduction in Unit
                                                                                      Fair Value
Contract Rider Charges          Monthly                                            Charged against individual Contracts

A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged may vary by the product, the age of the Contract owner, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract owner or annuitant are included in certain classes exempt from these charges. Total surrender charges assessed under a Contract will never exceed 8% of the total purchase payments (not including purchase payment bonuses) made under the Contract.

Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 22% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 78% of the outstanding ordinary shares.

Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Trust ("GST") and Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2017, management fees of the underlying GST and Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager of the GST funds and the Goldman Sachs VIT funds.

The GST and the Goldman Sachs VIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.15% to 1.05% for the GST funds and 0.21% to 1.00% for the Goldman Sachs VIT funds of the fund's average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each fund was contracted to pay a fee equal to an annual rate of 0.25% for the GST funds and 0.25% for the Goldman Sachs VIT funds of the fund's average daily net assets. GSAM has the right to fully or partially waive these advisory and 12b-1 fees.


COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 4 - CHANGES IN UNITS OUTSTANDING

The changes in units outstanding were as follows:

                                                                          2017                                 2016
                                                          -----------------------------------    ----------------------------------
                                                                                      NET                                   NET
                                                             UNITS      UNITS       INCREASE      UNITS       UNITS       INCREASE
SUB-ACCOUNT                                                 ISSUED     REDEEMED    (DECREASE)     ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------   ----------  ----------  -----------  -----------  ----------  -----------
AB VPS Intermediate Bond Portfolio                           138,753    (179,873)     (41,120)     604,529    (320,552)     283,977
AB VPS International Value Portfolio                         424,747    (213,749)     210,998       17,274     (11,832)       5,442
AB VPS Small Cap Growth Portfolio                              1,224     (11,414)     (10,190)       1,414     (37,028)     (35,614)
AB VPS Small/Mid Cap Value Portfolio                          71,409    (155,149)     (83,740)      83,036     (53,156)      29,880
Fidelity VIP Contrafund(R) Portfolio                         244,440    (229,035)      15,405      411,926    (232,893)     179,033
Fidelity VIP Disciplined Small Cap Portfolio                  20,387     (35,193)     (14,806)      31,464     (15,621)      15,843
Fidelity VIP Equity-Income Portfolio                         347,235    (253,148)      94,087      325,749     (97,930)     227,819
Fidelity VIP Freedom 2005 Portfolio                              860         (26)         834          816         (28)         788
Fidelity VIP Freedom 2010 Portfolio                                7      (2,521)      (2,514)         223     (32,408)     (32,185)
Fidelity VIP Freedom 2015 Portfolio                           18,465      (4,966)      13,499       41,013      (2,491)      38,522
Fidelity VIP Freedom 2020 Portfolio                           20,178     (53,150)     (32,972)      82,434     (89,771)      (7,337)
Fidelity VIP Freedom 2025 Portfolio                           67,211     (16,082)      51,129       70,707     (24,971)      45,736
Fidelity VIP Freedom 2030 Portfolio                           15,037     (14,512)         525       29,918     (83,446)     (53,528)
Fidelity VIP Freedom 2035 Portfolio                           52,863      (2,285)      50,578      119,387    (113,240)       6,147
Fidelity VIP Freedom 2040 Portfolio                            8,278    (107,431)     (99,153)      12,791      (9,097)       3,694
Fidelity VIP Freedom 2045 Portfolio                            8,486      (3,741)       4,745       12,136      (3,205)       8,931
Fidelity VIP Freedom 2050 Portfolio                            9,731     (38,629)     (28,898)      27,941     (25,425)       2,516
Fidelity VIP Freedom Income Portfolio                             85      (4,625)      (4,540)       1,317      (2,676)      (1,359)
Fidelity VIP Growth Opportunities Portfolio                  159,298     (54,165)     105,133       34,174     (39,457)      (5,283)
Fidelity VIP Index 500 Portfolio                             517,019    (246,608)     270,411      604,418    (288,585)     315,833
Fidelity VIP Mid Cap Portfolio                                99,678     (81,551)      18,127      214,811    (115,934)      98,877
Fidelity VIP Overseas Portfolio                               88,721      (2,605)      86,116       61,105    (101,065)     (39,960)
Fidelity VIP Strategic Income Portfolio                      149,271    (167,203)     (17,932)     670,149    (498,841)     171,308
FT VIP Franklin Income VIP Fund                              264,889    (295,572)     (30,683)     374,032    (191,467)     182,565
FT VIP Franklin Mutual Global Discovery VIP Fund             319,189    (288,473)      30,716      334,121    (124,151)     209,970
FT VIP Franklin Mutual Shares VIP Fund                        38,717     (56,421)     (17,704)     152,249     (34,355)     117,894
FT VIP Franklin Small Cap Value VIP Fund                     155,961    (174,929)     (18,968)     266,019    (120,245)     145,774

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                          2017                                 2016
                                                          -----------------------------------    ----------------------------------
                                                                                      NET                                   NET
                                                             UNITS      UNITS       INCREASE      UNITS       UNITS       INCREASE
SUB-ACCOUNT                                                 ISSUED     REDEEMED    (DECREASE)     ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------   ----------  ----------  -----------  -----------  ----------  -----------
FT VIP Templeton Growth VIP Fund                              51,533      (8,775)      42,758        7,665      (6,151)       1,514
Goldman Sachs Balanced Strategy Portfolio                     57,740    (120,716)     (62,976)     196,684    (239,454)     (42,770)
Goldman Sachs Equity Growth Strategy Portfolio                19,766     (28,064)      (8,298)      95,902     (25,899)      70,003
Goldman Sachs Growth and Income Strategy Portfolio            63,138     (41,519)      21,619      140,368    (145,577)      (5,209)
Goldman Sachs Growth Strategy Portfolio                       92,034     (26,712)      65,322       96,225     (36,474)      59,751
Goldman Sachs International Real Estate Securities
   Fund                                                      135,548     (91,095)      44,453       30,850     (32,712)      (1,862)
Goldman Sachs Real Estate Securities Fund                     58,315     (66,901)      (8,586)     164,700    (137,151)      27,549
Goldman Sachs Technology Opportunities Fund                  121,935     (62,864)      59,071      167,791    (125,907)      41,884
Goldman Sachs VIT Core Fixed Income Fund                      47,421    (106,755)     (59,334)     111,383    (266,135)    (154,752)
Goldman Sachs VIT Equity Index Fund                           31,127     (41,413)     (10,286)      98,385     (20,085)      78,300
Goldman Sachs VIT Global Trends Allocation Fund                5,006     (12,805)      (7,799)      38,147     (18,014)      20,133
Goldman Sachs VIT Government Money Market Fund             1,394,980  (3,803,760)  (2,408,780)   1,722,302  (5,027,811)  (3,305,509)
Goldman Sachs VIT Growth Opportunities Fund                   72,478     (77,366)      (4,888)      10,239     (42,369)     (32,130)
Goldman Sachs VIT High Quality Floating Rate Fund             75,707    (165,513)     (89,806)     463,407    (745,191)    (281,784)
Goldman Sachs VIT Large Cap Value Fund                        16,082      (8,850)       7,232       47,413     (50,928)      (3,515)
Goldman Sachs VIT Mid Cap Value Fund                           3,884      (3,181)         703        5,972     (51,464)     (45,492)
Goldman Sachs VIT Small Cap Equity Insights Fund              20,892     (11,829)       9,063       49,715     (14,130)      35,585
Goldman Sachs VIT Strategic Growth Fund                       84,164     (53,046)      31,118        8,507     (14,615)      (6,108)
Goldman Sachs VIT Strategic International Equity
   Fund                                                       59,093     (15,594)      43,499      121,294      (6,486)     114,808
Goldman Sachs VIT U.S. Equity Insights Fund                    5,062     (15,258)     (10,196)       9,454     (21,207)     (11,753)
Invesco V.I. American Franchise Fund                          59,763     (29,658)      30,105       10,106        (216)       9,890
Invesco V.I. Core Equity Fund                                 11,240     (31,080)     (19,840)      64,375     (90,590)     (26,215)
Invesco V.I. Global Health Care Fund                          92,005     (91,054)         951      194,657    (245,006)     (50,349)

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                          2017                                 2016
                                                          -----------------------------------    ----------------------------------
                                                                                      NET                                   NET
                                                             UNITS      UNITS       INCREASE      UNITS       UNITS       INCREASE
SUB-ACCOUNT                                                 ISSUED     REDEEMED    (DECREASE)     ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------   ----------  ----------  -----------  -----------  ----------  -----------
Invesco V.I. Mid Cap Core Equity Fund                         47,980      (7,413)      40,567       44,283      (1,206)      43,077
Janus Henderson Enterprise Portfolio (a)                      81,012    (142,829)     (61,817)     125,652     (39,729)      85,923
Janus Henderson Forty Portfolio (a)                          122,492    (179,505)     (57,013)     238,774    (165,665)      73,109
Janus Henderson Mid Cap Value Portfolio (a)                  158,513    (172,175)     (13,662)     211,529    (152,576)      58,953
MFS(R) New Discovery Series                                   65,300     (27,637)      37,663       87,675     (18,391)      69,284
MFS(R) Utilities Series                                       39,755     (45,860)      (6,105)      62,930     (66,094)      (3,164)
Oppenheimer Conservative Balanced Fund/VA                     38,410     (20,559)      17,851       47,053     (79,006)     (31,953)
Oppenheimer Global Fund/VA                                   264,536    (141,152)     123,384      144,939    (274,090)    (129,151)
Oppenheimer Global Strategic Income Fund/VA                  145,179    (156,213)     (11,034)      86,718    (246,070)    (159,352)
Oppenheimer Main Street Small Cap Fund(R)/VA                 204,336    (133,929)      70,407      397,847    (120,233)     277,614
Pioneer Emerging Markets VCT Portfolio (b)                   392,594  (1,705,088)  (1,312,494)     889,092    (282,365)     606,727
Pioneer Mid Cap Value VCT Portfolio                           58,744     (96,460)     (37,716)     116,815     (52,594)      64,221
Pioneer Select Mid Cap Growth VCT Portfolio                   63,521     (69,428)      (5,907)     137,230    (120,257)      16,973

--------
(a)  Name change. See Note 1.
(b)  Fund liquidation. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2017 were as follows:

INVESTMENT PORTFOLIOS                                                         PURCHASES             SALES
-------------------------------------------------------------------------  ----------------    ----------------
AB VPS Intermediate Bond Portfolio                                         $        201,561    $        227,497
AB VPS International Value Portfolio                                                293,422             134,412
AB VPS Small Cap Growth Portfolio                                                     1,634              29,084
AB VPS Small/Mid Cap Value Portfolio                                                162,000             289,535
Fidelity VIP Contrafund(R) Portfolio                                                606,295             435,399
Fidelity VIP Disciplined Small Cap Portfolio                                         42,156              68,230
Fidelity VIP Equity-Income Portfolio                                                455,487             238,527
Fidelity VIP Freedom 2005 Portfolio                                                   1,253                  72
Fidelity VIP Freedom 2010 Portfolio                                                      64               3,775
Fidelity VIP Freedom 2015 Portfolio                                                  42,311              12,633
Fidelity VIP Freedom 2020 Portfolio                                                  66,375              86,331
Fidelity VIP Freedom 2025 Portfolio                                                 121,503              27,873
Fidelity VIP Freedom 2030 Portfolio                                                  39,853              27,713
Fidelity VIP Freedom 2035 Portfolio                                                 111,986               7,449
Fidelity VIP Freedom 2040 Portfolio                                                  55,922             191,811
Fidelity VIP Freedom 2045 Portfolio                                                  17,136               7,052
Fidelity VIP Freedom 2050 Portfolio                                                  21,801              67,444
Fidelity VIP Freedom Income Portfolio                                                   750               6,082
Fidelity VIP Growth Opportunities Portfolio                                         517,450             147,742
Fidelity VIP Index 500 Portfolio                                                    835,130             248,705
Fidelity VIP Mid Cap Portfolio                                                      216,658             140,453
Fidelity VIP Overseas Portfolio                                                     129,084               5,470
Fidelity VIP Strategic Income Portfolio                                             219,894             211,079
FT VIP Franklin Income VIP Fund                                                     500,419             426,846
FT VIP Franklin Mutual Global Discovery VIP Fund                                    539,639             381,439
FT VIP Franklin Mutual Shares VIP Fund                                               79,275              80,218
FT VIP Franklin Small Cap Value VIP Fund                                            326,918             284,573
FT VIP Templeton Growth VIP Fund                                                     62,277              13,329
Goldman Sachs Balanced Strategy Portfolio                                           110,823             155,963
Goldman Sachs Equity Growth Strategy Portfolio                                       31,493              40,099
Goldman Sachs Growth and Income Strategy Portfolio                                   94,176              55,397
Goldman Sachs Growth Strategy Portfolio                                             140,085              42,257
Goldman Sachs International Real Estate Securities Fund                             108,547              72,198
Goldman Sachs Real Estate Securities Fund                                           136,619              93,542
Goldman Sachs Technology Opportunities Fund                                         363,364             141,593
Goldman Sachs VIT Core Fixed Income Fund                                             66,607             132,861
Goldman Sachs VIT Equity Index Fund                                                  71,551              63,829
Goldman Sachs VIT Global Trends Allocation Fund                                       7,305              16,153
Goldman Sachs VIT Government Money Market Fund                                    1,187,229           3,405,105
Goldman Sachs VIT Growth Opportunities Fund                                         145,374             126,923
Goldman Sachs VIT High Quality Floating Rate Fund                                    80,889             186,741
Goldman Sachs VIT Large Cap Value Fund                                               51,681              13,028
Goldman Sachs VIT Mid Cap Value Fund                                                 11,330               4,098

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

INVESTMENT PORTFOLIOS                                                         PURCHASES             SALES
-------------------------------------------------------------------------  ----------------    ----------------
Goldman Sachs VIT Small Cap Equity Insights Fund                           $         58,776    $         20,996
Goldman Sachs VIT Strategic Growth Fund                                             163,548             101,655
Goldman Sachs VIT Strategic International Equity Fund                                60,325              17,286
Goldman Sachs VIT U.S. Equity Insights Fund                                          30,392              28,394
Invesco V.I. American Franchise Fund                                                104,339              51,228
Invesco V.I. Core Equity Fund                                                        34,051              49,890
Invesco V.I. Global Health Care Fund                                                215,321             174,834
Invesco V.I. Mid Cap Core Equity Fund                                                54,076               7,718
Janus Henderson Enterprise Portfolio (a)                                            193,296             276,742
Janus Henderson Forty Portfolio (a)                                                 247,135             313,049
Janus Henderson Mid Cap Value Portfolio (a)                                         284,981             265,763
MFS(R) New Discovery Series                                                         117,442              43,271
MFS(R) Utilities Series                                                              77,044              76,332
Oppenheimer Conservative Balanced Fund/VA                                            45,733              26,135
Oppenheimer Global Fund/VA                                                          377,497             191,340
Oppenheimer Global Strategic Income Fund/VA                                         170,790             180,540
Oppenheimer Main Street Small Cap Fund(R)/VA                                        439,056             241,384
Pioneer Emerging Markets VCT Portfolio (b)                                          205,647           1,147,521
Pioneer Mid Cap Value VCT Portfolio                                                 127,534             142,107
Pioneer Select Mid Cap Growth VCT Portfolio                                         110,068             121,796

--------
(a)  Name change. See Note 1.
(b)  Fund liquidation. See Note 1.


COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the Contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum Contract charges offered by the Separate Account as Contract owners may not have selected all available and applicable Contract options as discussed in Note 3.

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
AB VPS INTERMEDIATE BOND PORTFOLIO
2017                               895,925      1.35      1.23  1,242,325       3.01        0.75        1.70       1.50        2.50
2016                               937,045      1.33      1.20  1,277,193       3.00        0.75        1.70       2.31        3.45
2015                               653,068      1.30      1.16    863,631       3.13        0.75        1.70      (1.88)      (0.93)
2014                               498,778      1.32      1.36    674,335       3.22        1.30        1.70       4.41        4.84
2013                               459,034      1.27      1.11    591,053       3.89        0.75        1.70      (4.00)      (3.06)
AB VPS INTERNATIONAL VALUE PORTFOLIO
2017                               541,448      0.74      1.34    412,801       2.70        0.75        1.65      23.33       24.07
2016                               330,450      0.60      1.08    202,153       1.12        0.75        1.65      (3.23)      (0.92)
2015                               325,008      0.62      0.63    203,237       2.17        1.30        1.65       0.71        1.07
2014                               248,223      0.61      0.63    153,566       3.32        1.30        1.65      (8.00)      (7.67)
2013                               249,921      0.66      0.68    167,788       6.42        1.30        1.65      20.71       21.14
AB VPS SMALL CAP GROWTH PORTFOLIO
2017                               247,346      2.16      2.25    548,290        N/A        1.30        1.70      31.71       31.58
2016                               257,536      1.64      1.71    433,036        N/A        1.30        1.70       4.46        4.91
2015                               293,150      1.57      1.63    471,084        N/A        1.30        1.70      (3.21)      (2.81)
2014                               324,846      1.63      1.67    537,969        N/A        1.30        1.70      (3.74)      (3.35)
2013                               369,307      1.69      1.73    633,519        N/A        1.30        1.70      42.87       43.45
AB VPS SMALL/MID CAP VALUE PORTFOLIO
2017                               377,412      2.00      2.17    767,756       0.24        0.75        1.65      11.11       12.44
2016                               461,152      1.80      1.93    844,461       0.36        0.75        1.65      23.29       23.72
2015                               431,272      1.46      1.51    641,775       0.56        1.30        1.65      (7.25)      (6.92)
2014                               545,787      1.58      1.62    873,512       0.52        1.30        1.65       7.15        7.53
2013                             1,018,796      1.47      1.54  1,518,980       0.46        0.75        1.65      35.37       36.58

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
2017                             1,537,649      2.07      2.24  3,262,502       0.78        0.75        1.70      19.65       21.08
2016                             1,522,244      1.73      1.85  2,694,135       0.67        0.75        1.70       5.49        6.94
2015                             1,343,211      1.64      1.73  2,236,816       0.86        0.75        1.70      (1.29)      (0.15)
2014                             1,152,737      1.66      1.74  1,938,638       0.84        0.75        1.70       9.76       10.91
2013                               943,494      1.51      1.53  1,441,671       0.97        1.30        1.70      28.73       29.25
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO
2017                               108,510      2.10      2.25    233,078       0.52        0.75        1.65       5.00        6.13
2016                               123,316      2.00      2.12    251,482       0.50        0.75        1.65      20.48       21.14
2015                               107,473      1.66      1.70    181,551       0.39        1.30        1.65      (3.79)      (3.45)
2014                                90,233      1.73      1.80    158,186       0.11        0.75        1.65       3.19        4.00
2013                                59,438      1.67      1.73    100,695       0.26        0.75        1.65      35.69       36.92
FIDELITY VIP EQUITY-INCOME PORTFOLIO
2017                             1,073,238      1.92      2.07  2,104,898       1.57        0.75        1.65      10.98       11.89
2016                               979,151      1.73      1.85  1,727,735       2.63        0.75        1.65      15.33       17.09
2015                               751,332      1.50      1.58  1,142,460       2.82        0.75        1.65      (5.82)      (4.96)
2014                               759,778      1.59      1.66  1,224,164       2.37        0.75        1.65       6.69        7.67
2013                               959,091      1.49      1.55  1,444,139       3.50        0.75        1.65      25.72       26.88
FIDELITY VIP FREEDOM 2005 PORTFOLIO
2017                                 2,940      1.38      1.43      4,150       1.37        0.75        1.30       9.52        9.16
2016                                 2,106      1.26      1.31      2,703       1.42        0.75        1.30       3.28        3.97
2015                                 1,318      1.22      1.26      1,624       2.04        0.75        1.30      (1.78)      (1.23)
2014                                   678      1.24      1.24        840       1.47        1.30        1.30       2.69        2.69
2013                                   577      1.21      1.21        696       0.99        1.30        1.30       8.04        8.04
FIDELITY VIP FREEDOM 2010 PORTFOLIO
2017                                    --      1.50      1.50         --        N/A        1.30        1.30      11.94       11.94
2016                                 2,514      1.34      1.34      3,380       0.42        1.30        1.30       3.88        3.88
2015                                34,699      1.26      1.29     43,948       1.10        1.30        1.70      (2.22)      (1.82)
2014                                55,225      1.31      1.32     72,127       2.15        1.30        1.50       2.65        2.86
2013                                 1,799      1.28      1.28      2,306       1.62        1.30        1.30      11.73       11.73

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
FIDELITY VIP FREEDOM 2015 PORTFOLIO
2017                               277,949      1.52      1.61    424,899       1.33        0.75        1.50      12.59       13.38
2016                               264,450      1.35      1.42    357,074       1.45        0.75        1.50       3.85        5.19
2015                               225,928      1.30      1.35    292,781       1.21        0.75        1.50      (2.00)      (1.26)
2014                               330,820      1.32      1.37    437,422       1.44        0.75        1.50       2.89        3.67
2013                               305,025      1.28      1.32    392,004       1.96        0.75        1.50      12.39       13.25
FIDELITY VIP FREEDOM 2020 PORTFOLIO
2017                               593,172      1.57      1.68    962,826       1.29        0.75        1.65      14.60       15.07
2016                               626,144      1.37      1.46    883,825       1.24        0.75        1.65       3.79        5.04
2015                               633,481      1.32      1.39    856,651       1.61        0.75        1.65      (2.10)      (1.21)
2014                               623,931      1.35      1.40    858,065       1.47        0.75        1.65       2.87        3.81
2013                               593,682      1.31      1.35    790,377       1.82        0.75        1.65      13.73       14.77
FIDELITY VIP FREEDOM 2025 PORTFOLIO
2017                               357,708      1.68      1.78    607,815       1.30        0.75        1.50      15.86       16.34
2016                               306,579      1.45      1.53    448,742       1.44        0.75        1.50       4.32        5.52
2015                               260,843      1.39      1.45    364,626       1.60        0.75        1.50      (2.00)      (1.25)
2014                               274,283      1.41      1.47    390,937       1.58        0.75        1.65       3.12        4.07
2013                               212,571      1.37      1.41    292,991       2.15        0.75        1.65      17.74       18.82
FIDELITY VIP FREEDOM 2030 PORTFOLIO
2017                               223,832      1.76      1.86    395,431       1.15        0.75        1.50      18.92       20.00
2016                               223,307      1.48      1.55    331,467       1.11        0.75        1.50       4.96        5.44
2015                               276,835      1.41      1.47    391,583       1.50        0.75        1.50      (2.02)      (1.28)
2014                               258,288      1.44      1.49    372,588       1.41        0.75        1.50       3.17        3.96
2013                               241,256      1.40      1.43    337,074       1.94        0.75        1.50      19.59       20.50
FIDELITY VIP FREEDOM 2035 PORTFOLIO
2017                               388,421      1.81      1.95    720,131       1.09        0.75        1.70      20.67       21.88
2016                               337,843      1.50      1.60    516,240       1.20        0.75        1.70       4.90        5.96
2015                               331,696      1.43      1.51    481,870       1.46        0.75        1.70      (2.20)      (1.26)
2014                               304,570      1.47      1.53    451,363       1.46        0.75        1.65       2.92        3.87
2013                               218,830      1.43      1.47    314,705       1.76        0.75        1.65      22.45       23.57

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
FIDELITY VIP FREEDOM 2040 PORTFOLIO
2017                               611,712      1.83      1.97  1,151,794       0.90        0.75        1.65      21.19       22.36
2016                               710,865      1.51      1.61  1,099,249       1.16        0.75        1.65       4.86        5.92
2015                               707,171      1.44      1.52  1,040,360       1.67        0.75        1.65      (2.13)      (1.27)
2014                               426,553      1.48      1.50    638,592       1.80        1.30        1.65       2.97        3.34
2013                               198,889      1.43      1.45    288,043       2.64        1.30        1.65      22.93       23.37
FIDELITY VIP FREEDOM 2045 PORTFOLIO
2017                                46,845      1.87      1.98     88,809       1.00        0.75        1.50      21.43       22.22
2016                                42,100      1.54      1.62     65,539       1.20        0.75        1.50       4.76        5.88
2015                                33,169      1.47      1.53     48,914       1.52        0.75        1.50      (2.03)      (1.29)
2014                                31,448      1.50      1.55     47,308       1.26        0.75        1.50       3.11        3.89
2013                                27,982      1.44      1.46     40,767       1.81        1.30        1.65      23.70       24.14
FIDELITY VIP FREEDOM 2050 PORTFOLIO
2017                                61,029      1.85      1.98    115,327       0.88        0.75        1.65      20.92       22.22
2016                                89,927      1.53      1.62    140,140       1.28        0.75        1.65       4.79        5.88
2015                                87,411      1.46      1.53    129,611       1.48        0.75        1.65      (2.22)      (1.33)
2014                                83,021      1.49      1.51    125,462       1.51        1.30        1.65       2.99        3.36
2013                                59,237      1.45      1.46     86,669       1.55        1.30        1.65      24.06       24.50
FIDELITY VIP FREEDOM INCOME PORTFOLIO
2017                                19,989      1.24      1.42     28,481       1.20        0.75        1.30       6.90        7.58
2016                                24,529      1.16      1.32     31,952       1.23        0.75        1.30       3.57        3.13
2015                                25,888      1.12      1.28     32,664       0.80        0.75        1.30      (1.86)      (1.32)
2014                                98,696      1.13      1.13    111,988       1.28        1.50        1.50       1.99        1.99
2013                                99,085      1.11      1.12    110,244       3.31        1.30        1.50       3.63        3.84
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2017                               563,818      2.61      2.81  1,502,663       0.10        0.75        1.70      31.82       33.18
2016                               458,685      1.98      2.04    924,772       0.05        1.30        1.70      (1.98)      (0.97)
2015                               463,968      2.02      2.06    948,727       0.00        1.30        1.70       3.55        3.97
2014                               435,333      1.95      1.98    857,306       0.01        1.30        1.70      10.04       10.49
2013                               486,500      1.77      1.83    868,740       0.05        0.75        1.70      35.20       36.50

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
FIDELITY VIP INDEX 500 PORTFOLIO
2017                             1,444,133      2.27      2.44  3,337,194       1.71        0.75        1.70      19.47       20.20
2016                             1,173,722      1.90      2.03  2,265,791       1.61        0.75        1.70       9.83       10.93
2015                               857,889      1.72      1.83  1,508,220       2.02        0.75        1.65      (0.59)       0.33
2014                               564,500      1.73      1.82    994,872       1.98        0.75        1.65      11.42       12.57
2013                               286,493      1.55      1.62    451,315       2.30        0.75        1.65      29.74       30.95
FIDELITY VIP MID CAP PORTFOLIO
2017                               639,200      1.98      2.80  1,296,001       0.50        0.75        1.70      18.56       19.66
2016                               621,073      1.67      2.34  1,059,781       0.37        0.75        1.70       9.87       10.90
2015                               522,196      1.52      1.55    807,077       0.24        1.30        1.70      (3.30)      (2.91)
2014                               531,238      1.57      1.60    846,177       0.02        1.30        1.70       4.23        4.65
2013                               441,579      1.51      1.53    673,050       0.30        1.30        1.70      33.56       34.10
FIDELITY VIP OVERSEAS PORTFOLIO
2017                               150,266      1.51      1.62    230,420       1.66        0.75        1.65      27.97       28.57
2016                                64,150      1.18      1.21     76,871       0.87        1.30        1.65      (7.09)      (6.20)
2015                               104,110      1.27      1.29    133,759       2.94        1.30        1.65       1.59        1.95
2014                                27,676      1.25      1.27     34,927       0.64        1.30        1.65      (9.81)      (9.49)
2013                                22,277      1.39      1.40     31,114       1.17        1.30        1.65      28.02       28.48
FIDELITY VIP STRATEGIC INCOME PORTFOLIO
2017                             1,086,951      1.26      1.56  1,421,463       2.98        0.75        1.65       5.88        6.85
2016                             1,104,883      1.19      1.46  1,359,985       3.66        0.75        1.65       6.25        7.35
2015                               933,575      1.12      1.36  1,081,949       2.55        0.75        1.65      (3.55)      (2.67)
2014                               942,546      1.16      1.40  1,123,144       2.75        0.75        1.65       1.67        2.60
2013                               733,096      1.14      1.36    854,251       3.88        0.75        1.65      (1.62)      (0.72)
FT VIP FRANKLIN INCOME VIP FUND
2017                             3,001,152      1.45      1.61  4,455,945       4.10        0.75        1.65       7.41        8.78
2016                             3,031,835      1.35      1.48  4,162,940       4.91        0.75        1.65      12.50       12.98
2015                             2,849,270      1.20      1.24  3,480,635       4.61        1.30        1.65      (8.59)      (8.26)
2014                             2,953,004      1.31      1.35  3,938,248       4.88        1.30        1.65       2.89        3.26
2013                             2,667,240      1.28      1.36  3,449,663       6.43        0.75        1.65      12.06       13.07

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND
2017                             1,252,647      1.48      1.75  1,916,644       1.72        0.75        1.70       7.25        8.02
2016                             1,221,931      1.38      1.62  1,742,855       1.65        0.75        1.70       9.52       10.96
2015                             1,011,961      1.26      1.46  1,305,453       2.86        0.75        1.70      (5.29)      (4.18)
2014                               939,944      1.33      1.52  1,276,719       2.20        0.75        1.70       3.91        4.99
2013                               821,846      1.28      1.45  1,070,916       2.26        0.75        1.70      25.45       26.66
FT VIP FRANKLIN MUTUAL SHARES VIP FUND
2017                               345,780      1.36      1.42    486,462       2.21        1.30        1.70       6.25        6.77
2016                               363,484      1.28      1.33    478,520       2.22        1.30        1.70      14.29       14.66
2015                               245,590      1.12      1.16    281,803       3.19        1.30        1.70      (6.55)      (6.17)
2014                               218,320      1.20      1.24    267,167       2.06        1.30        1.70       5.30        5.73
2013                               204,363      1.14      1.17    236,788       2.20        1.30        1.70      26.08       26.59
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND
2017                               665,965      1.82      3.01  1,244,507       0.52        0.75        1.70       8.98        9.85
2016                               684,933      1.67      2.74  1,174,482       0.75        0.75        1.70      27.48       29.25
2015                               539,159      1.31      2.12    720,648       0.64        0.75        1.70      (8.96)      (8.09)
2014                               530,264      1.45      2.31    776,464       0.62        0.75        1.65      (1.09)      (0.20)
2013                               512,271      1.46      2.31    756,878       1.22        0.75        1.65      33.99       35.22
FT VIP TEMPLETON GROWTH VIP FUND
2017                               286,349      1.19      1.24    349,663       1.71        1.30        1.65      15.53       16.98
2016                               243,591      1.03      1.06    254,791       2.02        1.30        1.65       8.42        8.16
2015                               242,077      0.95      0.98    234,280       2.77        1.30        1.65      (8.03)      (7.70)
2014                               287,277      1.03      1.46    301,721       1.55        0.75        1.65      (4.42)      (3.55)
2013                               275,361      1.08      1.11    301,214       2.71        1.30        1.65      28.66       29.12
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
2017                               931,938      1.22      1.27  1,169,789       2.31        1.30        1.70       8.93        9.48
2016                               994,914      1.12      1.16  1,138,648       1.07        1.30        1.70       3.70        3.57
2015                             1,037,684      1.08      1.12  1,146,627       4.97        1.30        1.70      (2.58)      (2.18)
2014                             1,032,858      1.11      1.40  1,178,410       3.03        0.75        1.70       0.66        1.63
2013                               969,504      1.10      1.38  1,095,206       2.77        0.75        1.70       6.40        7.42

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
2017                               304,863      1.32      1.37    415,388       2.07        1.30        1.65      23.36       24.55
2016                               313,161      1.07      1.10    343,527       1.38        1.30        1.65       4.90        4.76
2015                               243,158      1.02      1.05    253,807       0.92        1.30        1.65      (0.84)      (0.49)
2014                               366,950      1.03      1.05    385,473       1.81        1.30        1.65       1.31        1.67
2013                               338,141      1.01      1.04    349,462       1.75        1.30        1.65      21.48       21.91
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
2017                               892,089      1.24      1.84  1,145,591       2.48        0.75        1.65      14.81       15.72
2016                               870,470      1.08      1.59    974,048       0.97        0.75        1.65       3.85        4.61
2015                               875,679      1.04      1.52    937,002       3.17        0.75        1.65      (2.19)      (1.29)
2014                             1,275,780      1.06      1.54  1,384,413       2.60        0.75        1.65       0.53        1.45
2013                             1,193,774      1.06      1.08  1,284,843       2.08        1.30        1.65      11.24       11.64
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
2017                               911,536      1.24      2.08  1,179,805       2.61        0.75        1.65      19.23       20.23
2016                               846,214      1.04      1.73    911,948       0.98        0.75        1.65       4.00        5.49
2015                               786,463      1.00      1.03    803,646       1.47        1.30        1.65      (1.43)      (1.08)
2014                               867,834      1.01      1.04    896,163       1.81        1.30        1.65       0.67        1.03
2013                             1,118,639      1.00      1.03  1,141,706       1.55        1.30        1.65      16.36       16.78
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
2017                               156,318      0.81      0.84    129,154       4.60        1.30        1.65      15.71       16.67
2016                               111,865      0.71      0.72     79,682       4.07        1.30        1.50      (2.74)      (2.70)
2015                               113,727      0.73      0.74     83,715       2.24        1.30        1.50      (3.72)      (3.52)
2014                               135,078      0.76      1.35    103,214       2.61        0.75        1.50      (0.47)       0.29
2013                               610,748      0.76      1.35    469,485       4.57        0.75        1.50       4.22        5.02
GOLDMAN SACHS REAL ESTATE SECURITIES FUND
2017                               240,729      1.37      1.93    338,390       1.57        0.75        1.65       0.74        1.05
2016                               249,315      1.36      1.91    347,367       2.01        0.75        1.65       3.82        4.95
2015                               221,766      1.31      1.82    297,277       1.63        0.75        1.65       1.44        2.31
2014                               156,315      1.30      1.78    206,262       1.55        0.75        1.65      27.50       28.58
2013                                95,066      1.02      1.04     98,185       1.42        1.30        1.65       0.45        0.80

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND
2017                               507,976      2.58      2.57  1,338,041        N/A        0.75        1.65      35.79       37.43
2016                               448,905      1.90      1.87    870,281        N/A        0.75        1.65       4.40        5.06
2015                               407,021      1.82      1.78    754,580        N/A        0.75        1.65       5.89        6.84
2014                               545,265      1.72      1.66    953,173        N/A        0.75        1.65       8.22        9.21
2013                               514,445      1.59      1.52    829,227        N/A        0.75        1.70      26.38       27.63
GOLDMAN SACHS VIT CORE FIXED INCOME FUND
2017                               631,608      1.23      1.36    798,673       2.59        0.75        1.70       0.82        2.26
2016                               690,942      1.22      1.33    860,466       1.96        0.75        1.70       0.83        2.31
2015                               845,694      1.21      1.30  1,040,852       2.42        0.75        1.70      (1.44)      (0.47)
2014                               849,488      1.22      1.31  1,057,873       2.72        0.75        1.70       3.82        4.83
2013                               890,088      1.18      1.25  1,065,042       2.47        0.75        1.70      (3.03)      (2.10)
GOLDMAN SACHS VIT EQUITY INDEX FUND
2017                               297,331      1.84      3.08    558,042       1.60        0.75        1.65      19.48       20.31
2016                               307,617      1.54      2.56    482,896       2.57        0.75        1.65       9.22       10.82
2015                               229,317      1.41      2.31    327,361       1.77        0.75        1.65      (0.72)       0.11
2014                               228,312      1.42      2.31    328,424       2.02        0.75        1.65      11.35       12.40
2013                               165,798      1.27      2.06    213,550       1.75        0.75        1.65      29.65       30.74
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND
2017                                32,913      1.26      1.33     42,400       0.27        0.75        1.65      10.53       12.71
2016                                40,712      1.14      1.18     46,977       0.37        0.75        1.65       2.70        3.51
2015                                20,579      1.11      1.12     23,056       0.09        1.30        1.65      (7.37)      (7.04)
2014                                15,885      1.19      1.21     19,146       0.03        1.30        1.65       2.25        2.61
2013                                14,931      1.17      1.17     17,488       0.00        1.30        1.50      11.87       12.09
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND
2017                             4,482,482      0.88      0.94  4,019,996       0.48        0.75        1.70      (1.12)      (1.05)
2016                             6,891,262      0.89      0.95  6,237,872       0.04        0.75        1.70      (1.11)       0.00
2015                            10,196,771      0.90      0.95  9,384,899       0.01        0.75        1.70      (1.70)      (0.75)
2014                             9,780,551      0.93      0.96  9,135,965       0.01        0.75        1.50      (1.50)      (0.75)
2013                             6,847,660      0.93      0.97  6,485,259       0.01        0.75        1.70      (1.69)      (0.75)

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND
2017                               162,594      1.98      2.15    329,631        N/A        0.75        1.70      24.53       25.73
2016                               167,482      1.59      1.71    271,996        N/A        0.75        1.70       0.00        0.59
2015                               199,612      1.59      1.70    325,022        N/A        0.75        1.70      (6.82)      (5.91)
2014                               221,158      1.71      1.81    385,416        N/A        0.75        1.70       9.21       10.26
2013                               218,648      1.56      1.64    347,898        N/A        0.75        1.70      29.95       31.21
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND
2017                               473,096      1.13      1.17    546,694       1.23        1.30        1.70       0.00        0.00
2016                               562,902      1.13      1.17    651,102       0.90        1.30        1.70      (0.88)      (0.85)
2015                               844,686      1.14      1.13    983,203       0.44        0.75        1.70      (2.11)      (1.18)
2014                               807,945      1.16      1.14    958,931       0.31        0.75        1.70      (1.79)      (0.85)
2013                               792,887      1.18      1.15    954,481       0.52        0.75        1.70      (1.31)      (0.36)
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
2017                               116,439      1.37      1.43    165,174       1.52        1.30        1.65       7.87        8.33
2016                               109,207      1.27      1.32    143,421       2.02        1.30        1.65       9.48       10.00
2015                               112,722      1.16      1.20    135,170       1.09        1.30        1.65      (6.16)      (5.83)
2014                               122,607      1.26      1.27    156,113       1.19        1.30        1.50      10.92       11.15
2013                               105,774      1.13      1.15    121,176       1.00        1.30        1.50      30.95       31.21
GOLDMAN SACHS VIT MID CAP VALUE FUND
2017                                71,177      1.83      1.88    131,670       0.50        1.30        1.65       8.93        9.30
2016                                70,474      1.68      1.72    119,322       1.03        1.30        1.65      11.26       11.69
2015                               115,966      1.51      1.54    176,724       0.17        1.30        1.65     (11.02)     (10.70)
2014                                21,969      1.69      1.72     37,665       0.89        1.30        1.65      11.42       11.81
2013                                13,319      1.52      1.54     20,401       0.93        1.30        1.65      30.37       30.83
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND
2017                               113,809      1.88      3.26    220,371       0.32        0.75        1.65       9.94       10.14
2016                               104,746      1.71      2.96    184,532       1.04        0.75        1.65      20.42       22.31
2015                                69,161      1.42      1.46    100,413       0.03        1.30        1.65      (4.11)      (3.77)
2014                                73,071      1.48      1.52    110,074       0.38        1.30        1.65       4.93        5.30
2013                               118,874      1.41      1.44    169,659       1.01        1.30        1.65      33.16       33.63

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
2017                               170,706      1.95      2.94    341,095       0.26        0.75        1.65      28.29       29.52

2016                               139,588      1.52      2.27    217,478       0.39        0.75        1.65       0.00        0.89
2015                               145,696      1.52      2.25    226,440       0.11        0.75        1.65       1.44        2.41
2014                               135,590      1.50      2.20    207,241       0.11        0.75        1.65      11.51       12.44
2013                               155,230      1.34      1.37    211,980       0.16        1.30        1.65      29.82       30.28
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND
2017                               295,008      0.98      1.77    293,111       1.90        0.75        1.50      24.05       25.53
2016                               251,509      0.79      1.41    201,395       2.02        0.75        1.50      (3.66)      (3.42)
2015                               136,701      0.82      1.46    115,823       1.44        0.75        1.50      (0.74)       0.01
2014                               131,628      0.83      1.46    112,292       2.80        0.75        1.50      (9.09)      (8.39)
2013                               272,805      0.91      1.60    252,309       2.56        0.75        1.50      21.87       22.80
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND
2017                               108,417      1.80      2.54    200,341       1.14        0.75        1.65      21.62       22.71
2016                               118,613      1.48      2.07    180,133       1.13        0.75        1.65       8.82        9.52
2015                               130,366      1.36      1.89    181,228       0.48        0.75        1.65      (2.05)      (1.16)
2014                               332,608      1.39      1.91    470,436       1.25        0.75        1.65      14.26       15.31
2013                               157,083      1.22      1.25    193,603       2.63        1.30        1.65      34.96       35.44
INVESCO V.I. AMERICAN FRANCHISE FUND
2017                                57,043      1.71      2.36     98,093        N/A        0.75        1.50      24.82       26.20
2016                                26,938      1.37      1.87     37,208        N/A        0.75        1.50       0.74        1.08
2015                                17,048      1.36      1.85     23,503        N/A        0.75        1.50       3.18        3.73
2014                                10,628      1.34      1.79     14,280        N/A        0.75        1.30       6.77        7.25
2013                                 9,021      1.26      1.26     11,338       0.26        1.30        1.30      37.99       37.99
INVESCO V.I. CORE EQUITY FUND
2017                               185,234      1.53      1.81    293,736       0.81        0.75        1.65      10.87       12.42
2016                               205,074      1.38      1.61    291,648       0.57        0.75        1.65       7.81        8.78
2015                               231,289      1.28      1.48    302,416       0.88        0.75        1.65      (7.56)      (6.71)
2014                               259,856      1.38      1.58    365,955       0.71        0.75        1.65       6.07        7.04
2013                               235,501      1.30      1.48    312,108       1.27        0.75        1.65      26.81       27.97

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
INVESCO V.I. GLOBAL HEALTH CARE FUND
2017                               529,237      1.98      2.14  1,066,698       0.09        0.75        1.70      13.79       14.44
2016                               528,286      1.74      1.87    935,068        N/A        0.75        1.70     (13.00)     (11.79)
2015                               578,635      2.00      2.12  1,175,865        N/A        0.75        1.70       1.14        2.23
2014                               610,823      1.99      2.07  1,225,451        N/A        0.75        1.65      17.41       18.49
2013                               930,476      1.69      1.75  1,586,034       0.79        0.75        1.65      37.86       39.11
INVESCO V.I. MID CAP CORE EQUITY FUND
2017                                89,614      1.18      1.19    105,863       0.39        1.30        1.50      13.46       13.33
2016                                49,047      1.04      1.05     51,314        N/A        1.30        1.50      10.64       11.70
2015                                 5,970      0.94      0.94      5,602       0.06        1.30        1.30      (5.53)      (5.53)
2014                                   997      0.99      0.99        990        N/A        1.30        1.30      (0.67)      (0.67)
JANUS HENDERSON ENTERPRISE PORTFOLIO (A)
2017                               387,940      2.33      2.76    926,023       0.15        0.75        1.65      25.27       26.03

2016                               449,757      1.86      2.19    855,821       0.03        0.75        1.65      10.06       11.73
2015                               363,834      1.69      1.74    625,913       0.54        1.30        1.65       2.06        2.42
2014                               230,123      1.66      1.70    387,077       0.03        1.30        1.65      10.39       10.78
2013                               239,149      1.50      1.53    363,562       0.37        1.30        1.65      29.86       30.32
JANUS HENDERSON FORTY PORTFOLIO (A)
2017                               520,201      2.08      2.36  1,116,084        N/A        0.75        1.70      27.61       28.96
2016                               577,214      1.63      1.83    965,976        N/A        0.75        1.70       0.00        1.10
2015                               504,105      1.63      1.81    839,696        N/A        0.75        1.70      10.03       11.10
2014                               372,236      1.48      1.63    562,441       0.03        0.75        1.70       6.62        7.66
2013                               376,066      1.39      1.51    531,304       0.53        0.75        1.70      28.66       29.91
JANUS HENDERSON MID CAP VALUE PORTFOLIO (A)
2017                               769,955      1.77      2.48  1,405,010       0.64        0.75        1.70      11.32       12.73
2016                               783,617      1.59      2.20  1,276,520       0.90        0.75        1.70      16.91       17.65
2015                               724,664      1.36      1.87  1,007,902       1.05        0.75        1.70      (5.33)      (4.41)
2014                               654,678      1.44      1.95    959,496       1.28        0.75        1.70       6.60        7.62
2013                               625,026      1.35      1.82    856,921       1.14        0.75        1.70      23.67       24.86

--------
(a)  Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
MFS(R) NEW DISCOVERY SERIES
2017                               258,711      2.04      3.13    540,242        N/A        0.75        1.65      24.39       25.20
2016                               221,048      1.64      2.50    370,977        N/A        0.75        1.65       6.49        8.23
2015                               151,764      1.54      2.31    237,717        N/A        0.75        1.65      (3.76)      (2.88)
2014                               148,761      1.60      2.38    241,383        N/A        0.75        1.65      (9.02)      (8.18)
2013                               279,517      1.76      2.60    496,331        N/A        0.75        1.65      38.89       40.16
MFS(R) UTILITIES SERIES
2017                               251,421      1.74      1.80    448,534       4.22        1.30        1.70      12.26       13.21
2016                               257,526      1.55      1.59    406,564       3.67        1.30        1.70       9.15        9.66
2015                               260,690      1.42      1.45    375,507       4.40        1.30        1.70     (16.21)     (15.87)
2014                               342,360      1.69      1.77    586,876       2.05        0.75        1.70      10.55       11.91
2013                               157,732      1.53      1.58    244,135       2.21        0.75        1.70      18.17       19.31
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA
2017                               493,054      1.02      1.60    528,265       1.71        0.75        1.65       7.37        8.11
2016                               475,203      0.95      1.48    474,814       2.18        0.75        1.65       3.26        4.23
2015                               507,156      0.92      1.42    488,691       2.13        0.75        1.65      (1.09)      (0.19)
2014                               559,930      0.93      0.96    533,016       1.80        1.30        1.65       6.23        6.61
2013                               567,033      0.88      0.90    506,789       2.23        1.30        1.70      10.92       11.37
OPPENHEIMER GLOBAL FUND/VA
2017                               888,905      1.65      2.09  1,507,636       0.74        0.75        1.65      34.15       34.84
2016                               765,521      1.23      1.55    967,285       0.80        0.75        1.65      (1.60)      (0.64)
2015                               894,672      1.25      1.56  1,147,307       1.02        0.75        1.65       1.96        2.88
2014                               784,747      1.23      1.52    983,680       0.85        0.75        1.65       0.37        1.27
2013                             1,042,517      1.22      1.50  1,297,146       1.27        0.75        1.65      24.90       26.00
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
2017                               618,583      1.31      1.30    831,290       2.07        0.75        1.70       3.97        4.84
2016                               629,617      1.26      1.24    809,037       4.81        0.75        1.70       5.00        5.08
2015                               788,969      1.20      1.18    967,079       5.06        0.75        1.70      (4.15)      (3.22)
2014                               967,336      1.25      1.21  1,224,213       4.14        0.75        1.70       0.75        1.72
2013                             1,315,451      1.24      1.19  1,652,718       5.01        0.75        1.70      (2.06)      (1.11)

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                              AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                                           -------------------                       ----------------------------------
                                           UNIT FAIR UNIT FAIR            INVESTMENT   EXPENSE     EXPENSE     TOTAL      TOTAL
                                            VALUES    VALUES                INCOME      RATIOS     RATIOS     RETURNS    RETURNS
                                            LOWEST    HIGHEST     NET       RATIOS    LOWEST (%) HIGHEST (%) LOWEST (%) HIGHEST (%)
                                   UNITS    ($)(5)    ($)(5)   ASSETS ($)  (%)(1)(4)  (2)(4)(5)   (2)(4)(5)   (3)(4)(5)  (3)(4)(5)
                                ---------- --------- --------- ---------- ---------- ----------- ----------- ---------- -----------
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA
2017                               795,763      1.92      2.33  1,561,202       0.65        0.75        1.65      12.28       13.11
2016                               725,356      1.71      2.06  1,266,002       0.23        0.75        1.65      15.54       17.05
2015                               447,742      1.48      1.52    673,856       0.66        1.30        1.65      (7.64)      (7.32)
2014                               349,796      1.60      1.64    568,378       0.65        1.30        1.65       9.81       10.20
2013                               282,988      1.46      1.49    417,744       0.69        1.30        1.65      38.31       38.80
PIONEER EMERGING MARKETS VCT PORTFOLIO (B)
2017                                    --      0.68      0.90         --        N/A        0.75        1.70      25.93       28.57
2016                             1,312,494      0.54      0.70    727,395       0.16        0.75        1.65       3.85        4.48
2015                               705,767      0.52      0.67    374,564       4.05        0.75        1.65     (16.96)     (16.17)
2014                               807,188      0.63      0.80    514,680       0.20        0.75        1.65     (14.24)     (13.43)
2013                               907,250      0.73      0.92    672,559       0.96        0.75        1.70      (3.85)      (2.90)
PIONEER MID CAP VALUE VCT PORTFOLIO
2017                               338,411      1.55      1.96    541,849       0.63        0.75        1.70      10.71       12.00
2016                               376,127      1.40      1.75    541,927       0.47        0.75        1.70      13.82       15.89
2015                               311,906      1.23      1.27    392,286       0.57        1.30        1.70      (7.95)      (7.57)
2014                               316,984      1.33      1.38    431,910       0.69        1.30        1.70      12.85       13.31
2013                               228,009      1.18      1.21    274,689       0.75        1.30        1.70      30.50       31.03
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO
2017                               479,568      1.98      2.29    977,362       0.08        0.75        1.70      27.74       29.38
2016                               485,475      1.55      1.77    772,061        N/A        0.75        1.70       1.97        2.91
2015                               468,502      1.52      1.57    729,593        N/A        1.30        1.70      (0.10)       0.31
2014                               511,648      1.52      1.57    795,106        N/A        1.30        1.70       7.57        8.01
2013                               561,915      1.41      1.45    808,801        N/A        1.30        1.70      40.04       40.61

--------
(b) Fund liquidation. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income has been annualized for periods less than one year.

(2) These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4) Investment income ratios, expense ratios, and total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the net assets prior to the final withdrawal.

(5) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a)    FINANCIAL STATEMENTS

         Financial Statements Included in Part A
         None

         Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company Financial Statements Included in Part B

         Financial Statements Included in Part C
         None

  (b)    EXHIBITS

         EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated February 9, 2007 was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.

         EXHIBIT 3  (a)  Underwriting and Administrative Services Agreement
                         between Commonwealth Annuity and Life Insurance Company, Forethought Distributors, LLC and Global Atlantic Financial Companywas filed on April 24, 2017 in Post-Effective Amendment No. 12 (Registration Statement No. 333-141045/811-22024), and is
                         incorporated by reference herein.

                    (b) Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (c) Distribution Agreement with distributors was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141045/811-22024), and is incorporated by reference herein.

                         Form of Selling Agreement by and between Epoch Securities, Inc. ("Epoch"), Commonwealth Annuity and Life Insurance Company and "Broker-Dealer" was previously filed on April 25, 2008 in Post- Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Amendment No. 1 to Selling Agreement dated May 1, 2008 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company and "Broker-Dealer" was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is incorporated by reference herein.

                         Form of Service Agreement by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and "Broker-Dealer" was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (d) Shared Services Agreement between Epoch Securities, Inc. and Commonwalth Annuity and Life Insurance Company dated August 5, 2010 was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein. Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth will be filed in April of 2015 in Post-Effective Amendment No. 36 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                    (e) Service Agreement dated March 13, 2012 by and between the Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

         EXHIBIT 4  (a)  Policy (3038-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

                    (b) No Withdrawal Charge Rider (4002-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141045/811-22024), and is incorporated by reference herein.

                    (c) Extended Care Waiver Rider (4009-07) (Nursing Home Rider Endorsement) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

                    (d) Disability Waiver Rider (4008-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141045/811-22024), and is incorporated by reference herein.

                    (e) Texas Optional Retirement Program Rider (4010-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                    (f) Qualified Plan Rider (401a) (4011-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141045/811-22024), and is incorporated by reference herein.

                    (g) Tax-Sheltered Annuity Rider 403(b), (4012-07 (REV 12/08) was previously filed on in Post-Effective Amendment No. 30 of Registration Statement (File Nos. 33-39702/811-6293), and is incorporated by reference herein. Tax Sheltered Annuity Rider (403b) (4012-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                    (h) GLWB Rider - Single Life - Advantage IV (4003-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                    (i) GLWB Rider - Joint Life - Advantage IV (4004-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                    (j) ADV IV Step-Up Death Benefit Rider (4001-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                    (k) 457 Rider (4013-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated
                         by reference herein.

                    (l) IRA Rider (4014-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

                    (m) Simple IRA Rider (4015-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141045/811-22024), and is incorporated by reference herein.

                    (n) Roth IRA Rider (4016-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                         333-141045/811-22024), and is incorporated by reference herein.

                    (o) Amendatory Endorsement 4029-10 (Assignment and Ownership provisions) was previously filed on February 22, 2010 in Post-Effective Amendment No. 3 to Registration Statement (File Nos.
                         333-141019/811-22024), and is incorporated by reference herein.

         EXHIBIT 5       Application (AD-405) was previously filed on April
                         29, 2010 in Post-Effective Amendment No. 4 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein. Application (AD-401) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 6 Articles of Organization and Bylaws, as amended, of the Company, effective as of September 1, 2006 was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos.
                         333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 7

                    (a) Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance Company and Ariel Capital Reinsurance Company Limited dated April 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                    (b) Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated May 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8  (a)  Amendment No. 2 dated April 30, 2010 and Amendment No.
                         1 dated February 21, 2008 to the Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8  (b)  Amendment No. 1 dated April 30, 2010 and Amendment to the Participation Agreement dated May 1, 2008 to Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No.
                         33- 39702/811-06293),
                         and is incorporated by reference herein.

                         Amended And Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         Exhibit 8  (c)  Amendment dated January 15, 2013 to the Amended and
                         Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 16, 2010 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment No. 2 dated May 1, 2009 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is incorporate by reference herein.

                         Amendment No. 1 dated June 5, 2007 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                         Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

         EXHIBIT 8  (d)  Amendment dated May 1, 2012, Amendment dated May 1,
                         2011, Amendment No. 3 dated February 11, 2011, Amendment dated September 1, 2010 and Fund/SERV and Networking Supplement dated August 12, 2008 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                         Amendment No. 1 to the Amended and Restated
                         Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporated by reference herein.

                         Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity And Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8  (e)  Amendment dated May 1, 2011 to the Participation
                         Agreement was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment No. 1 to the Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                         incorporated by reference herein.

                         Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 8  (f)  Amendment dated August 1, 2007 to the Participation
                         Agreement with Janus was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

                         Amendment dated February 25, 2000 to the Participation Agreement with Janus was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                         Participation Agreement with Janus was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

         EXHIBIT 8  (g)  Oppenheimer Fund/SERV and Networking Supplement dated
                         April 14, 2008 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment dated April 30, 2010 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was filed on April 30, 2010 Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated August 28, 2007 to the Amended and Restated Participation Agreement dated as of May 1, 2000, by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company, as amended May 1, 2002, was filed on April 28 2009 in Post-Effective Amendment No. 30 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                         Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                         The Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 3 to Registration Statement No. 333-11377/811-7799, and is incorporated by reference herein.

         EXHIBIT 8  (h)  Amendment 1 dated April 30, 2010 to the Participation
                         Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was filed on April 30, 2010 in Post-Effective Amendment No. 4 (Registration Statement No. 33-141019/811-22024), and is incorporated by reference herein.

                         Participation Agreement dated September 19, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                         incorporated by reference herein.

         EXHIBIT 8  (i)  Amendment dated April 30, 2010 to Participation
                         Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                         Amendment dated June 1, 2009 to the Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is incorporated by reference herein.

                         Participation Agreement with MFS Variable Insurance Trust was previously filed on August 27, 1998 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

         EXHIBIT 8  (j)  First Amendment dated April 30, 2010 to the Amended and
                         Restated Participation Agreement with FidelityVariable Insurance Products Funds dated April 30, 2010 and Amended and Restated Participation Agreement dated April 30, 2010 was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8  (k)  Participation Agreement dated October 19, 2017 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC was filed on April 26, 2018 in Post-Effective No. 39 (033-39702/811-06293) and is
                         incorporated by reference herein.

         EXHIBIT 8  (l)  Third Party Administrator Agreement dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8  (m)  Work Assignment dated April 1, 2013 between
                         Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 9       Opinion of Counsel is filed herewith.

         EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

         EXHIBIT 11      None.

         EXHIBIT 12      None.

         EXHIBIT 99 Powers of Attorneys for Robert Arena, Nicholas H. von Moltke, David Jacoby, John J. Fowler, Perter Cai, Hanben Kim Lee, Gilles M. Dellaert, and Eric D. Todd was filed on April 26, 2018 in Post-Effective
                         Amendment 39 (Registration Statement
                         033-39702/811-06293), and are incorporated by reference herein.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

         4 World Trade Center, 51st Floor
         150 Greenwich Street
         New York, NY 10007

*Denotes Board of Directors

   (1)   82 Hopmeadow Street, Suite 200, Simsbury, CT 06089
   (2)   P.O. Box 1842, Wilson, WY 83014
   (3)   20 Guest Street, Brighton, MA 02135
   (4)   19 Par-La-Ville Road,  Hamilton HM 11, Bermuda
   (5)   One Forethought Center, Batesville, IN  47006
   (6)   10 West Market Street, Suite 2300, Indianapolis, IN 46204
   (7)   3200 Southwest Freeway, Suite 1300, Houston, TX 77027
   (8)   215 10th Street, 11th Floor, Des Moines, IA 50309

NAME                                      POSITION OR OFFICE WITH DEPOSITOR
-----------------------------  ------------------------------------------------------
Robert Arena* (1)              Director, Chairman of the Board and Executive Vice
                               President
Nicholas H. von Moltke*        Director, President and Chief Executive Officer
Hanben Kim Lee*                Director and Executive Vice President
Gilles M. Dellaert*            Director and Chief Investment Officer
Eric D. Todd* (6)              Director, Managing Director
David Wilken* (8)              Director
Peter Cai*                     Director and Chief Risk Officer
Kathleen M. Redgate (3)        Chief Operating Officer
John J. Fowler (3)             Chief Financial Officer
Brian Hendry                   Chief Audit Committee
Daniel O'Shea (1)              Chief Human Resource Officer
David Jacoby                   Chief Accounting Officer
Lori LaForge (1)               Chief Marketing Officer
Samuel  Ramos                  Chief Legal Officer, General Counsel and Secretary
Justin MacNeil (3)             Managing Director and Assistant Treasurer
Scott D. Silverman (4)         Managing Director and Assistant Secretary
Deva Mishra                    Managing Director
Mark Buono                     Managing Director
Mark Elming (8)                Managing Director
Paul Vambutas                  Managing Director
Phillip Sherrill               Managing Director
Jonathan Hecht                 Managing Director
Mary Cavanaugh (3)             Managing Director
Paul Mistretta                 Managing Director
April Galda (4)                Managing Director
Gary Silber                    Senior Vice President, Assistant General Counsel and
                               Assistant Secretary
Jane S. Grosso (4)             Senior Vice President and Controller

John Giamalis (1)              Senior Vice President and Treasurer
Robert J. Egan (3)             Senior Vice President and Chief Actuary and Valuation
                               Actuary
Sarah Patterson (1)            Senior Vice President, Associate General Counsel and
                               Assistant Secretary
Maureen Henderson (8)          Senior Vice President, Associate General Counsel and
                               Assistant Secretary
Virginia H. Johnson (3)        Senior Vice President, Associate General Counsel and
                               Assistant Secretary
Kevin Kimmerling (5)           Senior Vice President, Assistant General Counsel and
                               Assistant Secretary
Cathy L. Wildt (5)             Senior Vice President
Dean Pentikis                  Senior Vice President
Jason M. Roach (3)             Senior Vice President
Larry E. Mitzman (6)           Senior Vice President
Debra Casey (3)                Senior Vice President
Susan Fiengo (1)               Senior Vice President
Sarah Williams                 Senior Vice President
Kenneth J. Bohrer (5)          Senior Vice President
Mark Erickson                  Senior Vice President
Kevin Leavey (3)               Vice President and Product Actuary
Natalie Wagner (3)             Vice President, SEC 38a-1 Chief Compliance Officer,
                               Privacy Officer, AML Officer and SUI Officer
Margot K. Wallin (3)           Vice President and Chief Compliance Officer
Elizabeth Gioia (1)            Vice President, Assistant General Counsel and
                               Assistant Secretary
Tonya Maxwell (8)              Vice President

ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---22%--          --78%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%------100%----
                                                         |                  |
                                                         |                  |
                                                    ------------      ------------
                                                    |  GLOBAL  |      | ARIEL RE |
                                                    | ATLANTIC |      |(HOLDINGS)|
                                                    | FINANCIAL|      |  LIMITED |
                                                    |   LIFE   |      | (Bermuda)|
                                                    |  LIMITED |      ------------
                                                    | (Bermuda)|
                                                    ------------
                                                           |
                                                           |
                                                          100%
                                                           |
                                                           |
                                                  -------------------
                                                  | COMMONWEALTH RE |
                                                  |  MIDCO LIMITED  |
                                                  |    (Bermuda)    |
                                                  -------------------
                                                           |
                                                           |
                                                           |
          -------------------------------------------------------
          |                               |                     |
         100%                            100%                  100%
          |                               |                     |
    -------------------         ----------------------          |
    | GLOBAL ATLANTIC |         | GLOBAL ATLANTIC RE |          |
    |   RE LIMITED    |         |    II LIMITED      |          |
    |   (BERMUDA)     |         |    (BERMUDA)       |          |
    -------------------         ----------------------          |
                                                           ------------
                                                           |  GLOBAL  |
                                                           | ATLANTIC |
                          ---------------------------------|  (FIN)   |--------
                          |                                | COMPANY  |       |
                          |                                |(Delaware)|       |
                          |                                ------------       |
                          |                                           |       |
                          |                                          100%     |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
                          |                                           |       |
     -------------------------------------                            |       |
     |                |                  |                            |       |
    100%             100%               100%                          |       |
     |                |                  |                            |       |
--------------- ------------------ ------------------                 |       |
|  FORELIFE   | |GLOBAL ATLANTIC | |GLOBAL ATLANTIC |                 |       |
|   AGENCY,   | |   INVESTMENT   | | DISTRIBUTORS,  |                 |       |
|    INC.     | |   ADVISORS,    | |     LLC        |                 |       |
|  (Indiana)  | |      LLC       | |  (Delaware)    |                 |       |
|             | |   (Indiana)    | |                |                 |       |
--------------- ------------------ ------------------                 |       |
                                                                      |       |
                                                                      |       |
                                                                      |       |
                                                          -----------------   |
                                                          | COMMONWEALTH  |   |
                                                          |   ANNUITY &   |   |
                                                          |     LIFE      |   |
                                                          |   INSURANCE   |   |
                                                          |    COMPANY    |   |
                                                          |(Massachusetts)|   |
                                                          -----------------   |---------------------
                                                                    |                   |          |
                       --------------------------------------------------------         |          |
                       |                    |               |                 |         |          |
                      100%                 100%            100%              100%       |          |
                       |                    |               |                 |         |          |
             ---------------      ---------------   -----------------   ------------    |          |
             | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |
             |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |
             |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
             |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
             | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                   |              ---------------   ------------------        |         |          |  |   RISK   |
                   |                     |                                    |         |          |  | ADVISORS,|
         ----------------------          |                                    |         |          |  |   L.P.   |
         |                    |         100%                                  |         |          |  |(Delaware)|
        100%                 100%        |                                    |         |          |  ------------
         |                    |          |                                    |         |          |
--------------   -----------------  --------------                            |         |          |
|  CONSUMER  |   |     FLIC      |  | FORETHOUGHT |                           |         |          |
|  PIPELINE  |   |   PROPERTIES, |  |  HOLDINGS,  |                           |         |          |
|  TRUST II  |   |      LLC      |  |    LLC      |                           |         |          |
| (DELAWARE) |   |   (Indiana)   |  |  (Indiana)  |                           |         |          |
--------------   -----------------  ---------------                           |         |          |
                                                                              |        10%         |  ------------
                                                                              |         |        100% | GA RISK  |
                                                                              |         |          |  | ADVISORS,|
                                                                              |         |          ---|   INC.   |
                                                                              |         |          |  |(Delaware)|
                                                                              |         |          |  ------------
                                                                              |         |          |
                                                                              |         |          |  ------------
          ---------------------------------------------------------------------         |        100% | GLOBAL   |
          |           |             |           |           |             |             |          |  | ATLANTIC |
         100%        100%          100%        100%        100%          90%            |          ---| FINANCIAL|
          |           |             |           |           |             |             |          |  | COMPANY  |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |     |  -------------------
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------   100% |     GLOBAL      |
                               ----------  -----------  ------------                               |  |     ATLANTIC    |
                                                                                                   ---|    EQUIPMENT    |
                                                                                                      | MANAGEMENT, LLC |
                                                                                                      |    (Delaware)   |
                                                                                                      -------------------

------------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2          OWNERSHIP INTEREST
------------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                   100%
Company                                            and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                        100%
Limited                    of divested P&C         Financial Group Limited
                           business
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Global Atlantic                        100%
Life Insurance Company                             (Fin) Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                        100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Consumer Pipeline          Invests in loan assets  Forethought Life                       100%
Trust II                                           Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                   100%
Life Insurance Company                             and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
FLIC Properties            Title holder of         Forethought Life                       100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
------------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Global Atlantic                        100%
                           preneed permit          (Fin) Company
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
------------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                   100%
                           affiliates' products    Life Insurance Company
                           and services
------------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                   100%
Insurance Company          insurance and           and Life Insurance
                           annuities contracts     Company
------------------------------------------------------------------------------------------------------------------------------------
Forethought National Life  Issuer of life          Commonwealth Annuity                   100%
Insurance Company          insurance and           and Life Insurance
                           reinsurer of annuity    Company
                           contracts
------------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                  100%
                           Global Atlantic Risk    Company
                           Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Securities              Global Atlantic                        100%
Distributors, LLC          Broker-dealer           (Fin) Company
                           registered with SEC
                           and FINRA
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Service Company         Global Atlantic (Fin)                  100%
Equipment Management,                              Company
LLC
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Commonwealth Re MidCo                  100%
Company                    company for L&A         Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                  100%
Company                    common employer for     Company
                           the L&A business of
                           GAFG
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                       22%  Third-party                      78%
Group Limited              holding company         Group, Inc.                                  Investors
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                        100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Investment advisor      Global Atlantic (Fin)                  100%
Investment                 registered with SEC     Company
Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Re         Reinsurance company     Commonwealth Re Midco                  100%
Limited                                            Limited
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Re II      Reinsurance company     Commonwealth Re Midco                  100%
Limited                                            Limited
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                  100%
Advisors, L.P.             intermediary            Company
------------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         Limited liability       Accordia Life and                       90%  Global Atlantic (Fin)            10%
                           company with limited    Annuity Company                              Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                      100%
                           purpose financial       Annuity Company
                           insurance company
------------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC.

ITEM 27. NUMBER OF CONTRACT OWNERS

     As of February 28, 2018 there were 1,824 Contract Owners of qualified Contracts and 106 Contract Owners of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Bylaws of the Company states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Global Atlantic Distributors, LLC also acts as a principal underwriter for the following:

            - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Commonwealth Select Separate
                    Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Annuity Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

            - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

     (b) Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

            4 World Trade Center, 51st Floor
            150 Greenwich Street
            New York, NY 10007

  (1) 20 Guest Street, Brighton, MA 02135
  (2) 82 Hopmeadow Street, Suite 200, Simsbury, CT 06089
  (3) 4405 Cox Road, Suite 150, Glen Allen, VA 23060
  (4) 10 West Market Street, Suite 2300, Indianapolis, IN 46204

NAME                                 POSITION OR OFFICE WITH UNDERWRITER
-------------------------     -------------------------------------------------
Robert M. Arena (2)           President, Manager
Jeffrey Harpel (3)            Chief Financial Officer
Margot K. Wallin (1)          Senior Vice President and Chief Compliance Officer
Samuel Ramos                  General Counsel and Secretary
Virginia H. Johnson (1)       Assistant Secretary
Sarah Patterson (2)           Assistant Secretary
John J. Fowler (1)            Treasurer
Justin MacNeil (1)            Assistant Treasurer
Paula Nelson (2)              Head of Distribution, Manager
Dean Siegel (2)               Vice President
Ronald Hensel (2)             Vice President
Eric Todd (4)                 Manager

(c) As indicated in Part B (Statement of Additional Information), the following commissions and other compensation were received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the last fiscal year.

                                           (2) NET
                                         UNDERWRITING        (3) COMPENSATION         (4)
(1) NAME OF PRINCIPAL                    DISCOUNTS AND               ON            BROKERAGE        (5) OTHER
UNDERWRITER                               COMMISSIONS            REDEMPTION       COMMISSIONS      COMPENSATION
----------------------------------   --------------------   -------------------   -------------    --------------
Global Atlantic Distributors, LLC            None                  None               N/A                N/A

As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Global Atlantic Distributors, LLC, the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in

2017. No other commission or other compensation was received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained for the Company by the Registrant through Global Atlantic
Financial Group, at its office at 82 Hopmeadow Street, Suite 200, Simsbury, CT 06089.

ITEM 31. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include as part of the application to purchase a Contract a space that the applicant can check to request a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) Commonwealth Annuity and Life Insurance Company hereby represents that the aggregate fees and charges deducted under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption withdrawal restrictions imposed by the Program and by
            Section 403(b)(11) to the attention of potential participants.

     4.     A signed statement acknowledging the participant's understanding of
            (i) the restrictions on redemption withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Brighton, and Commonwealth of Massachusetts, on the 26th day of April, 2018.

                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                           By: /s/ Sarah M. Patterson
        ---------------------------------------------------------------
          Sarah M. Patterson, Senior Vice President, Associate General
                        Counsel, and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURES                                           TITLE                                           DATE
--------------------------------   ----------------------------------------------------------------   ----------------------------

Robert Arena*                      Director, Chairman of the Board and Executive Vice President              April 26, 2018
--------------------------------

Nicholas H. von Moltke*            Director, President and Chief Executive Officer
--------------------------------

David Jacoby*                      Chief Accounting Officer
--------------------------------

John J. Fowler*                    Chief Financial Officer
--------------------------------

Peter Cai*                         Director and Chief Risk Officer
--------------------------------

Hanben Kim Lee*                    Director and Executive Vice President
--------------------------------

Gilles M. Dellaert*                Director and Chief Investment Officer
--------------------------------

Eric D. Todd*                      Director and Managing Director
--------------------------------



*Sarah M. Patterson , by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 20, 2018 duly executed by such persons.

/s/ Sarah M. Patterson
-----------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(333-141045) Advantage IV

                                 EXHIBIT TABLE

Exhibit 9        Opinion of Counsel

Exhibit 10       Consent of Independent Registered Public Accounting Firm